UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2016 – DECEMBER 31, 2016

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG GW&K Enhanced Core Bond Fund

Class N: MFDAX    |    Class S: MFDSX    |    Class C: MFDCX

Class I: MFDYX

AMG GW&K Municipal Bond Fund

Class N: GWMTX    |    Class S: GWMSX    |    Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX    |    Class S: GWMRX    |    Class I: GWMEX

AMG GW&K Small Cap Core Fund

Class N: GWETX    |    Class S: GWESX    |    Class I: GWEIX

AMG GW&K Small Cap Growth Fund

Class I: GWGIX

www.amgfunds.com |	AR020-1216

AMG Funds

Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG GW&K Enhanced Core Bond Fund	5
AMG GW&K Municipal Bond Fund	11
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	27
AMG GW&K Small Cap Growth Fund	33

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	39

FINANCIAL STATEMENTS

Statement of Assets and Liabilities Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts	42

Statement of Operations	44
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	45
Detail of changes in assets for the past two fiscal years

Financial Highlights	47
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	56

Notes to Financial Statements	57
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

TRUSTEES AND OFFICERS	68

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2016	Expense Ratio for the Period	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Class N
Based on Actual Fund Return	0.84%	$1,000	$980	$4.18
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.27
Class S
Based on Actual Fund Return	0.69%	$1,000	$980	$3.43
Hypothetical (5% return before expenses)	0.69%	$1,000	$1,022	$3.51
Class C
Based on Actual Fund Return	1.59%	$1,000	$976	$7.90
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.06
Class I
Based on Actual Fund Return	0.59%	$1,000	$982	$2.94
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.00
AMG GW&K Municipal Bond Fund
Class N
Based on Actual Fund Return	0.65%	$1,000	$955	$3.19
Hypothetical (5% return before expenses)	0.65%	$1,000	$1,022	$3.30
Class S
Based on Actual Fund Return	0.49%	$1,000	$957	$2.41
Hypothetical (5% return before expenses)	0.49%	$1,000	$1,023	$2.49
Class I
Based on Actual Fund Return	0.34%	$1,000	$957	$1.67
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73
AMG GW&K Municipal Enhanced Yield Fund
Class N
Based on Actual Fund Return	1.14%	$1,000	$927	$5.52
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.79
Class S
Based on Actual Fund Return	0.74%	$1,000	$929	$3.59
Hypothetical (5% return before expenses)	0.74%	$1,000	$1,021	$3.76
Class I
Based on Actual Fund Return	0.64%	$1,000	$930	$3.11
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.25
AMG GW&K Small Cap Core Fund
Class N
Based on Actual Fund Return	1.34%	$1,000	$1,105	$7.09
Hypothetical (5% return before expenses)	1.34%	$1,000	$1,018	$6.80
Class S
Based on Actual Fund Return	1.09%	$1,000	$1,107	$5.77
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.53
Class I
Based on Actual Fund Return	0.95%	$1,000	$1,108	$5.03
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.82

3

About Your Fund’s Expenses

(continued)

Six Months Ended December 31, 2016	Expense Ratio for the Period	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG GW&K Small Cap Growth Fund
Class I
Based on Actual Fund Return	0.95%	$1,000	$1,102	$5.02
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period,multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

4

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Class N)1 (the “Fund”) returned 3.2% for the year ended December 31, 2016, compared to the return of 2.7% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

BACKGROUND

Fixed-income markets experienced a stark departure from the status quo in the fourth quarter. The unexpected outcome of the U.S. election, OPEC’s decision to cut crude production and hawkish commentary from the U.S. Federal Reserve (the Fed) prompted a major reappraisal of the narrative that dominated trading through the first three quarters of the year. All at once, long-held assumptions about growth, inflation, taxes and regulation were called into question and investors responded by sending interest rates sharply higher. Notably, this dramatic move simply brought rates back to approximately where they began the year, suggesting more of a return to normal than an outright panic.

MARKET

The taxable bond market saw its worst quarterly performance in more than 35 years, with the Index posting a return of (3.0%) in the fourth quarter of 2016. Treasuries led the way, losing (3.8%) as yields bounced sharply from near-record lows to their highest levels in more than two years. Yields at the front end of the curve rose in response to signals from the Fed that it could accelerate the pace of rate hikes in 2017, sending two-year yields up 43 basis points to a seven-year high. Meanwhile, intermediate and long rates increased in response to post-election expectations of aggressive fiscal stimulus, with the 30-year rising 75 basis points. This resulted in a significant steepening of the yield curve, as the two-year/30-year spread widened 32 basis points and reversed most of its year-to-date flattening.

Investment-grade corporates declined (2.8%), outperforming Treasuries due to 15 basis points of spread tightening. The same appetite for risk that pushed equity indices to record levels drove strong performance in credit as well. BBB-rated bonds fared the best, tightening 21 basis points, as investor focus shifted toward the more industrial and cyclical corners of the market. High-yield corporate bonds also benefited from investor optimism, reaching their tightest level in more than two years and posting the only positive return in the taxable market (1.8%). Here too, the lower end of the quality spectrum outperformed, as CCCs returned 4.7% on the back of strong returns from the energy (5.8%) and basic materials (2.88%) sectors. Mortgage-backed securities were a relative outperformer as well (2.0%), owing, in large part, to their shorter duration and ongoing technical support from Fed reinvestments. Government-related bonds (3.1%) performed in line with the broader market.

PERFORMANCE ATTRIBUTION

The moderate yield curve steepening throughout the year was a minimal detractor to performance, as the Fund was just slightly longer in duration than the benchmark. Any detraction to performance from the yield curve, however, was mitigated by our overweight allocation to spread product. Investment-grade corporates and taxable municipals were strong contributors to the allocation effect, while our out-of-benchmark allocation to high-yield corporates earned us performance at the security-selection level.

OUTLOOK

Looking ahead, 2017 promises to resolve much of the uncertainty that has arisen in the closing months of 2016. The policy specifics of the Trump administration’s planned fiscal stimulus are likely to emerge early in the year, with significant implications for economic growth, corporate profits and inflation. Proposed changes to trade agreements, tax policy and government regulation should also have meaningful economic impact. At the same time, much of this anticipated benefit could be mitigated by an accelerated pace of Fed rate hikes. Higher costs of financing and a stronger U.S. Dollar could offset the intended advantages of lower taxes, looser regulation and increased government spending. Given these somewhat countervailing forces, we expect moves in intermediate and long maturities to be subdued. The Fund is positioned with duration slightly longer than the benchmark due to our overweight to intermediate maturities rather than a particular preference for the long end. We believe this part of the curve offers the most attractive potential returns, due to the carry and roll available for the assumed interest-rate exposure.

Positive economic data and strong corporate earnings have driven demand for corporate credit and brought spreads to their tightest level in two years. The commodity price decline that caused a selloff earlier in the year reversed sharply in recent months, driving outsized returns in many of the worst-performing sectors over the last two years. Additionally, expectations of a more relaxed regulatory environment helped drive performance in the financial sector. The default rate in the high-yield market was 5.1% in 2016, though removing energy and natural resources issuers brings that down to 2.4%.2

Despite the high degree of uncertainty heading into 2017, we believe corporate credit is likely to outperform under most scenarios. Credit fundamentals remain sound, earnings growth is steady and corporations have ready access to capital. Furthermore, the global search for yield continues to favor high-quality corporate bonds, suggesting the potential for further spread compression, as well as limited room for widening in the event of a selloff. That said, we continue to avoid lower-quality industrials and commodity-linked sectors where sentiment is prone to rapid reversals. Our view toward the high-yield market is neutral because we believe solid credit fundamentals are being fairly priced at current spread levels. We believe the outlook for the mortgage market remains favorable, given the protection it offers against higher rates at the front end. The sector should also benefit from positive technical dynamics provided by the Fed’s ongoing asset purchases.

[1]	Prior to October 1, 2016, the Fund’s Class N shares were known as Investor Shares.
[2]	Standard & Poors

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2016, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond Fund Class N (formally Investor Class) shares on December 31, 2006, with a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund [2,3,4,5,6]
Class N7	3.15%	2.94%	4.46%	5.50%	01/02/97
Class S7	3.31%	—	—	1.54%	11/30/12
Class C7,8	2.40%	2.16%	3.67%	4.67%	03/05/98
Class I7	3.41%	3.19%	4.72%	5.89%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[9]	2.65%	2.23%	4.34%	5.31%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[8]	Closed to new investments.
[9]	The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Effective August 24, 2016, the Barclays indices were renamed Bloomberg Barclays indices. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Enhanced Core Bond Fund*
U.S. Government and Agency Obligations	36.0%
Industrials	35.0%
Financials	16.2%
Municipal Bonds	6.7%
Other Assets and Liabilities	6.1%

*	As a percentage of net assets.

Rating	AMG GW&K Enhanced Core Bond Fund**
U.S. Government and Agency Obligations	38.3%
Aaa	1.0%
Aa	8.6%
A	7.0%
Baa	32.0%
Ba	12.1%
B	1.0%

**	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 4.000%, 10/01/43***	3.6%
United States Treasury Bond, 6.250%, 08/15/23***	2.9
United States Treasury Notes, 2.000%, 11/30/22***	2.9
FNMA, 4.500%, 04/01/41***	2.5
FNMA, 4.500%, 05/01/39***	2.1
Citigroup, Inc., 2.050%, 12/07/18	2.0
California State General Obligation, School Improvements, 7.550%, 04/01/39***	1.9
FHLMC Gold Pool, 5.000%, 10/01/36***	1.7
FNMA, 3.500%, 02/01/46	1.7
Weyerhaeuser Co., 8.500%, 01/15/25	1.6

Top Ten as a Group	22.9%

***	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Corporate Bonds and Notes—51.2%
Financials—16.2%
Ally Financial, Inc.,
5.125%, 09/30/24[1]	$499,000	$508,980
8.000%, 03/15/20	650,000	737,750
American Tower Corp., 4.400%, 02/15/26	1,097,000	1,123,021
Bank of America Corp., MTN, 3.875%, 08/01/25	1,654,000	1,684,892
Citigroup, Inc., 2.050%, 12/07/18	2,301,000	2,301,822
Crown Castle International Corp., 5.250%, 01/15/23	1,030,000	1,112,400
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	946,000	1,146,448
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23	1,077,000	1,123,209
International Lease Finance Corp., 8.250%, 12/15/20	1,124,000	1,312,270
JPMorgan Chase & Co., Series S, 6.750%, 01/29/49[1,2,3]	1,050,000	1,132,688
Morgan Stanley, GMTN, 5.500%, 07/28/21	997,000	1,105,936
National Rural Utilities Cooperative Finance Corp., MTN, 3.250%, 11/01/25	1,088,000	1,104,652
Northern Trust Corp., Series D, 4.600%, 12/29/49[2,3]	1,113,000	1,061,524
Wells Fargo & Co., Series U, 5.875%, 12/29/49[2,3]	1,069,000	1,123,679
Weyerhaeuser Co., 8.500%, 01/15/25	1,413,000	1,829,860
Total Financials		18,409,131
Industrials—35.0%
American Airlines Group, Inc., 6.125%, 06/01/18	616,000	644,490
Automatic Data Processing, Inc., 3.375%, 09/15/25	1,586,000	1,628,099
Ball Corp., 5.250%, 07/01/25	1,116,000	1,170,405
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	1,342,000	1,717,251
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.125%, 02/15/23	1,130,000	1,163,900
5.750%, 01/15/24	25,000	26,187
CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,126,000	1,156,965
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,084,000	1,121,940
Comcast Corp., 7.050%, 03/15/33	835,000	1,122,762
CSX Corp., 2.600%, 11/01/26	1,203,000	1,128,554
CVS Health Corp., 5.125%, 07/20/45	956,000	1,069,555
General Motors Co., 6.250%, 10/02/43	1,039,000	1,152,501
Georgia-Pacific LLC, 8.000%, 01/15/24	876,000	1,119,659
The Goodyear Tire & Rubber Co., 5.000%, 05/31/26	1,135,000	1,132,662
Hanesbrands, Inc., 4.625%, 05/15/24 (a)	925,000	901,875
HCA, Inc., 5.000%, 03/15/24	1,429,000	1,473,656
International Paper Co., 3.000%, 02/15/27	1,183,000	1,118,487
Lennar Corp., 4.750%, 11/15/22	1,157,000	1,191,710
Masco Corp., Series, 4.375%, 04/01/26	1,143,000	1,160,145

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—35.0% (continued)
McDonald’s Corp., MTN, 3.700%, 01/30/26	$1,072,000	$1,093,445
Microsoft Corp., 3.750%, 02/12/45	1,146,000	1,077,389
Molson Coors Brewing Co., 3.000%, 07/15/26	1,159,000	1,097,856
Newell Brands, Inc., 3.850%, 04/01/23	1,632,000	1,695,173
Omnicom Group, Inc., 3.600%, 04/15/26	1,111,000	1,101,675
Owens Corning, 4.200%, 12/15/22	1,100,000	1,143,831
Reynolds Group Issuer, Inc., 5.125%, 07/15/23 (a)	1,000,000	1,022,500
Sirius XM Radio, Inc., 5.375%, 07/15/26 (a)	1,000,000	980,000
Southwest Airlines Co., 3.000%, 11/15/26	1,325,000	1,251,512
Steel Dynamics, Inc., 5.000%, 12/15/26 (a)[1]	1,000,000	998,750
T-Mobile USA, Inc., 6.500%, 01/15/26	1,080,000	1,170,450
Tyson Foods, Inc., 4.875%, 08/15/34	1,047,000	1,070,029
Under Armour, Inc., 3.250%, 06/15/26	1,155,000	1,092,997
Verizon Communications, Inc., 4.400%, 11/01/34	1,105,000	1,093,958
Vulcan Materials Co., 4.500%, 04/01/25	803,000	843,150
Walgreens Boots Alliance, Inc., 3.100%, 06/01/23	1,680,000	1,671,304
Total Industrials		39,604,822
Total Corporate Bonds and Notes (cost $58,455,468)		58,013,953
Municipal Bonds—6.7%
California State General Obligation, School Improvements, 7.550%, 04/01/39	1,445,000	2,139,539
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	1,190,000	1,260,127
Los Angeles Unified School District, School Improvements, 5.750%, 07/01/34	1,100,000	1,359,622
Los Angeles Unified School District, School Improvements, 6.758%, 07/01/34	345,000	463,335
Metropolitan Transportation Authority Revenue, Transit Improvements, 6.668%, 11/15/39	965,000	1,280,690
New Jersey Economic Development Authority, Pension Funding, Series A, 7.425%, 02/15/29 (National Insured)[4]	923,000	1,100,484
Total Municipal Bonds (cost $7,545,046)		7,603,797
U.S. Government and Agency Obligations—36.0%
Federal Home Loan Mortgage Corporation—3.4%
FHLMC Gold Pool,
4.500%, 09/01/26 to 10/01/39	1,189,328	1,266,860
5.000%, 06/01/26 to 10/01/36	2,342,567	2,537,774
Total Federal Home Loan Mortgage Corporation		3,804,634
Federal National Mortgage Association—26.8%
FNMA,
3.500%, 11/01/42 to 03/01/46	5,456,389	5,615,437
4.000%, 09/01/25 to 10/01/44	11,265,569	11,909,323
4.500%, 05/01/39 to 09/01/42	7,136,407	7,716,337
5.000%, 08/01/35	846,347	925,085
5.500%, 05/01/25 to 04/01/40	2,089,350	2,308,696

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—26.8% (continued)
FNMA,
6.000%, 02/01/23 to 10/01/39	$1,698,589	$1,920,573
Total Federal National Mortgage Association		30,395,451
U.S. Treasury Obligations—5.8%
United States Treasury Bonds, 6.250%, 08/15/23	2,639,000	3,300,091
United States Treasury Notes, 2.000%, 11/30/22	3,316,000	3,294,174
Total U.S. Treasury Obligations		6,594,265
Total U.S. Government and Agency Obligations (cost $41,190,830)		40,794,350
Short-Term Investments—6.3%
Repurchase Agreements—1.7%[5]
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $1,000,058 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $888,968 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66, totaling $906,697)	888,919	888,919
Total Repurchase Agreements		1,888,919
	Shares
Other Investment Companies—4.6%[6]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	5,203,078	5,203,078
Total Short-Term Investments (cost $7,091,997)		7,091,997
Total Investments—100.2% (cost $114,283,341)		113,504,097
Other Assets, less Liabilities—(0.2)%		(238,251)
Net Assets—100.0%		$113,265,846

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG GW&K Municipal Bond Fund (Class S)1 (the “Fund”) returned (0.8%), underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the “Index”), which returned (0.1%).

MARKET

Municipal bonds suffered their worst quarter of performance since 1994, essentially wiping out all their gains from the previous nine months. Ten-year tax-exempt yields soared 80 basis points over the quarter to finish the year at 2.31%, 100 basis points above their summer lows2. The results of the November election caught the markets by surprise and shifted sentiment dramatically. The Republican sweep brushed away long-held assumptions of sluggish growth amid continued Washington gridlock and the market seemed to immediately price in the successful passage of steep tax cuts, heavy infrastructure spending and more business-friendly regulation. Oil prices rose to cyclical highs and stock markets set a series of new record levels. Inflation expectations moved sharply higher and the yield on the 10-year U.S. Treasury note hit a two-year high of 2.64%2. In December, after the unemployment rate declined to its lowest reading since 2007, the U.S. Federal Reserve finally raised rates and signaled a marginally faster pace of tightening for 2017, giving the economy an important vote of confidence. Treasuries rallied back in the final two weeks of December to close the year at 2.45% as the equity rally ran out of steam.

Municipals followed the path of Treasuries over the quarter but exhibited greater volatility. The post-election selloff was far more acute as retail investors reacted poorly to their first losses in years. Mutual funds, which had just seen 54 consecutive weeks of inflows, were suddenly inundated with redemption requests. During the week ended November 16, investors withdrew $3.1 billion, the most in over three years. The outflows continued into year-end at a pace of nearly $2 billion a week3. Prior to the election, dealer inventories were sagging under the weight of three successive months of record issuance. Instead of absorbing bonds, they were adding to the selling pressure in an effort to shed exposure to a falling market. As issuance slowed in mid-November, a lack of price transparency emerged, forcing prices to adjust with little guidance. Municipal bonds underperformed significantly. The 10-year municipal bond/Treasury ratio, which began November at 95%, peaked at 107%, similar to the panic selling experience back in 2013’s Taper Tantrum2. Ultimately, however, municipal bonds cheapened enough to entice crossover buyers to step in with other value-seeking investors to support the market, and municipals rallied back hard to end the year on firmer footing. After peaking at 2.58%, its highest level since January 2014, the yield on the 10-year municipal bond fell 30 basis points in four trading days and eventually closed the year at 2.31%, nearly 40 basis points higher than where it began in January.

Heading into 2017, it appears like the municipal bond market has essentially stabilized. Ratios versus Treasuries begin the year near more normal levels as the demand side recognized the value offered by November’s dislocation. But uncertainty still looms in the coming year. Few details have emerged on potential tax reform and infrastructure spending, leaving the market to speculate on possible outcomes. Long dormant fears of inflation have shown signs of resurfacing, adding to investor caution. Extreme proposals regarding the municipal bond tax-exemption will undoubtedly get voiced from one corner or another, but we do not expect a major overhaul to the primary funding vehicle of the nation’s infrastructure for the last 100+ years. We also don’t expect a supply boom anytime soon. The Trump Administration’s infrastructure plan appears to be based on harnessing private versus public investment, and the rise in interest rates has already slowed the biggest source of issuance this year: refunding deals. Average expectations for issuance are in the $380 billion range, a 15% drop-off from 2016’s record-breaking year4. While the market is in a much more attractive position for investors heading into 2017, with rates higher and relative value ratios still historically cheap, we could be in for a volatile stretch. Of course, volatility suits our style of active management and we look forward to seeking to take advantage of market fluctuations in 2017.

The Fund underperformed the Bloomberg Barclays 10-Year Municipal Bond Index in 2016. Our overweight to shorter maturities (5-7 years) was a negative. A lower yield relative to the Index due to our higher quality was also a performance detractor. On the positive side, a duration extension trade post-election aided performance as rates subsequently declined.

11

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

FUND PORTFOLIO

The post-election selloff sent yields to three-year highs and pushed the market to oversold conditions with municipal bond/Treasury ratios exceeding 100% across the curve. We reacted to this opportunity as we always do — by buying aggressively, extending duration and locking in higher rates. We focused our purchases on the 10-15-year part of the curve where we executed trades at average yields of 3.0%, or 5.3% on a taxable-equivalent basis. The proceeds for the trade came from five-year maturities, an area of the curve in high demand because it had performed well on a relative basis. We picked up approximately 140 basis points in yield between the buy and the sell and also positioned for better curve and credit roll down.

We never claim to know the direction of rates ahead of time, but when they move meaningfully in one direction or the other, we shift our allocation along the curve. As rates have declined over the past few years to a historic low in July, we incrementally moved our duration in and increased our allocation to maturities shorter than the benchmark. This not only provided us with greater protection from rising rates, but also equipped us with more flexibility to push out duration if the opportunity arose. As such, when rates shot up post-election, we knew exactly what our response should be: buy into the selloff. And, if rates rise again, we will extend duration further. We have seen, time and again, how this approach has maximized returns over the long run.

[1]	Prior to October 1, 2016, the Fund’s Class S shares were known as Service Shares.
[2]	FactSet
[3]	Bloomberg and Lipper U.S. Fund Flows
[4]	Bloomberg

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2016, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

12

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG GW&K Municipal Bond Fund Class S (formally Service Class) on June 30, 2009, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Municipal Bond Fund [2,3,4,5]
Class N6	(1.05)%	2.42%	4.35%	6/30/09
Class S6	(0.77)%	2.71%	4.63%	6/30/09
Class I6	(0.70)%	2.88%	4.86%	6/30/09
Bloomberg Barclays 10-Year Municipal Bond Index[7]	(0.12)%	3.10%	4.91%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]	Effective October 1, 2016, the Investor class, Service class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[7]	The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rulesbased,market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Effective August 24, 2016, the Barclays indices were renamed Bloomberg Barclays indices. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

13

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Municipal Bond Fund*
General Obligation	33.8%
Transportation	18.9%
Utilities	16.9%
Public Services	9.5%
Education	7.1%
Healthcare	6.7%
Certificate of Participation	1.3%
Industrial Development	1.3%
Tax	1.2%
Other	0.9%
Other Assets & Liabilities	2.4%

*	As a percentage of net assets.

Rating	AMG GW&K Municipal Bond Fund**
Aaa	34.2%
Aa	55.2%
A	9.3%
Baa	1.3%

**	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23***	2.5%
Arizona Water Infrastructure Finance Authority,Water Quality Revenue, Series A, 5.000%, 10/01/26***	1.9
Commonwealth of Virginia, Series B, 5.000%, 06/01/22***	1.6
State of Michigan, 5.000%, 03/15/27	1.6
State of Washington, Water Utility Improvements Revenue, Series C, 5.000%, 08/01/25***	1.5
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue, 5.000%, 07/01/27	1.4
New York City General Obligation, Series I, 5.000%, 08/01/24***	1.4
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27***	1.4
Missouri Highway & Transportation Commission, Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/22***	1.3
Missouri Highway & Transportation Commission, Fuel Sales Tax Revenue, Series B, 5.000%, 05/01/23	1.3

Top Ten as a Group	15.9%

***	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Municipal Bonds—99.2%
Arizona—4.0%
Arizona School Facilities Board COPS, Series A, 5.000%, 09/01/21	$5,100,000	$5,779,218
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,355,000	5,021,184
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, 5.000%, 10/01/26	15,000,000	17,949,600
City of Phoenix Civic Improvement Corp., Water Utility Improvements, Series A, 5.000%, 07/01/21	4,110,000	4,464,323
Phoenix Civic Improvement Corp., Water Utility Improvements, Series A, 5.000%, 07/01/22	3,650,000	3,964,666
Total Arizona		37,178,991
California—4.9%
California State Tax Exempt General Obligation, 5.000%, 03/01/24	5,000,000	5,911,200
California State University, Series A, 5.000%, 11/01/29	4,525,000	5,278,594
State of California, 5.000%, 09/01/22	6,040,000	6,986,770
State of California, 5.000%, 09/01/25	10,000,000	12,029,500
State of California, 5.000%, 09/01/29	5,010,000	5,964,706
State of California, Series C, 5.000%, 09/01/26	7,700,000	9,196,264
Total California		45,367,034
Colorado—1.5%
City & County of Denver CO. Airport System Revenue, Series A, 5.000%, 11/15/23	6,000,000	6,997,800
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24	6,000,000	6,810,420
Total Colorado		13,808,220
Connecticut—0.7%
State of Connecticut Special Tax Revenue, Transit Infrastructure, 5.000%, 08/01/24	5,340,000	6,207,697
District of Columbia—2.6%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/21	5,100,000	5,813,082
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/24	5,475,000	6,348,317
District of Columbia, Series A, 5.000%, 06/01/24	5,000,000	5,936,800
District of Columbia, Series A, 5.000%, 06/01/30	5,010,000	5,947,622
Total District of Columbia		24,045,821
Florida—3.8%
Florida State Board of Education, Series D, 5.000%, 06/01/24	6,565,000	7,406,239
Orange County Health Facilities Authority, Series A, 5.000%, 10/01/31	4,165,000	4,658,386
State of Florida, Capital Outlay, Series B, 5.000%, 06/01/27	9,145,000	10,783,235
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B, 5.000%, 07/01/26	5,780,000	6,574,172
Tampa Bay Water, 5.500%, 10/01/22 (National Insured)[4]	4,775,000	5,685,258
Total Florida		35,107,290
Georgia—3.3%
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/25	5,100,000	6,107,505
Georgia State University & College Improvements, Series A, 5.000%, 02/01/26	5,520,000	6,639,235
Georgia State University & College Improvements, Series A, 5.000%, 07/01/27	5,450,000	6,314,370

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Georgia—3.3% (continued)
Georgia State University & College Improvements, Series A—Tranche 2, 5.000%, 07/01/24	$5,000,000	$5,829,800
State of Georgia, Series C, 5.000%, 09/01/23	5,000,000	5,865,400
Total Georgia		30,756,310
Idaho—0.7%
Idaho Housing & Finance Association, 5.000%, 07/15/23	5,770,000	6,671,389
Illinois—4.8%
Chicago O’Hare International Airport, Series B, 5.000%, 01/01/28	10,570,000	12,005,512
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue, 5.000%, 07/01/27	11,000,000	12,930,500
Illinois State Finance Authority Revenue, University of Chicago, Series A, 5.000%, 10/01/23	5,000,000	5,817,800
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/22	3,590,000	4,113,781
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/31	8,060,000	9,104,898
Total Illinois		43,972,491
Indiana—0.6%
Indiana Finance Authority, Indiana University Health Revenue, Series A, 5.000%, 12/01/23	5,115,000	5,960,100
Iowa—0.5%
State of Iowa, Series A, 5.000%, 06/01/25	4,000,000	4,773,880
Kentucky—0.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A, 5.000%, 10/01/29	5,000,000	5,614,200
Maryland—3.8%
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23	20,000,000	23,125,800
University System of Maryland, University & College Improvements, Series A, 5.000%, 04/01/23	5,475,000	6,398,742
University System of Maryland, University & College Improvements, Series A, 5.000%, 04/01/24	5,075,000	6,013,469
Total Maryland		35,538,011
Massachusetts—7.2%
Commonwealth of Massachusetts, Public Improvements, Series B, 5.000%, 08/01/22	5,000,000	5,602,700
Commonwealth of Massachusetts, Series A, 5.000%, 07/01/25	7,500,000	9,040,650
Commonwealth of Massachusetts, Series B, 5.000%, 07/01/23	5,000,000	5,875,300
Massachusetts Clean Water Trust, 5.000%, 08/01/25	4,940,000	5,369,385
Massachusetts School Building Authority, 5.000%, 08/15/25	5,025,000	5,772,368
Massachusetts State Department of Taxation and Finance, Series F, 5.000%, 11/01/24	10,000,000	11,569,300
Massachusetts State Development Finance Agency, Boston College, Series S, 5.000%, 07/01/23	5,700,000	6,713,004
Massachusetts Water Resources Authority, Series C, 5.000%, 08/01/24	10,000,000	11,318,500
Massachusetts Water Resources Authority, Series C, 5.000%, 08/01/26	4,025,000	4,880,675
Total Massachusetts		66,141,882
Michigan—4.2%
Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/29	10,000,000	11,179,500
Michigan State Building Authority Revenue, Series I, 5.000%, 04/15/27	5,700,000	6,592,848
Michigan State, Environmental Program, Series A, 5.000%, 12/01/22	5,000,000	5,822,450

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Michigan—4.2% (continued)
State of Michigan, 5.000%, 03/15/27	$12,600,000	$14,969,304
Total Michigan		38,564,102
Minnesota—2.6%
Minneapolis-St Paul Metropolitan Airports Commission, Series A, 5.000%, 01/01/25	5,000,000	5,920,000
Minnesota State General Obligation, Series D, 5.000%, 08/01/22	10,200,000	11,858,418
Minnesota State Public Facilities Authority, Series A, 5.000%, 03/01/22	5,085,000	5,852,835
Total Minnesota		23,631,253
Missouri—3.4%
Missouri Highway & Transportation Commission, Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/22	10,720,000	12,400,253
Missouri Highway & Transportation Commission, Fuel Sales Tax Revenue, Series B, 5.000%, 05/01/23	10,330,000	12,148,183
University of Missouri, Series A, 5.000%, 11/01/26	5,495,000	6,573,119
Total Missouri		31,121,555
New Jersey—1.7%
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation, 5.000%, 07/01/29	6,415,000	7,286,029
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,790,000	3,204,148
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	4,925,000	5,590,663
Total New Jersey		16,080,840
New York—12.7%
Metropolitan Transportation Authority, Fuel Sales Tax Revenue, Series A, 5.000%, 11/15/24	5,000,000	5,957,700
Metropolitan Transportation Authority, Transit Revenue, Series C, 5.000%, 11/15/21	5,185,000	5,876,316
Metropolitan Transportation Authority, Transit Revenue, Series F, 5.000%, 11/15/24	4,950,000	5,646,712
New York City General Obligation, Series C, 5.000%, 08/01/24	5,000,000	5,891,350
New York City General Obligation, Series G, 5.000%, 08/01/23	5,000,000	5,828,950
New York City General Obligation, Series I, 5.000%, 08/01/24	11,485,000	13,059,249
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series B, 5.000%, 02/01/24	5,015,000	5,592,176
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C, 5.000%, 11/01/23	5,000,000	5,899,600
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series D, 5.000%, 11/01/22	5,115,000	5,656,116
New York City Water & Sewer System Revenue, Series FF, 5.000%, 06/15/25	7,555,000	8,316,317
New York City Water & Sewer System Revenue, Series FF, 5.000%, 06/15/30	5,470,000	6,396,235
New York State Dormitory Authority, Series A, 5.000%, 12/15/25	8,425,000	9,752,948
New York State Dormitory Authority, Series A, 5.000%, 12/15/27	5,630,000	6,500,454
New York State Dormitory Authority, Series D, 5.000%, 02/15/27	11,145,000	13,074,235
New York State Dormitory Authority, Series E, 5.000%, 03/15/32	6,150,000	7,125,759
New York State Urban Development Corp., Personal Income Tax Revenue, 5.000%, 03/15/24	5,505,000	6,525,297
Total New York		117,099,414
North Carolina—3.8%
The Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, 5.000%, 01/15/25	10,000,000	11,776,300
North Carolina Municipal Power Agency No. 1, Electric, Power and Light Revenue, Series A, 5.000%, 01/01/27	5,025,000	5,959,600
North Carolina State Limited Obligation, Series A, 5.000%, 06/01/26	8,945,000	11,019,614

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
North Carolina—3.8% (continued)
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	$5,020,000	$5,874,304
Total North Carolina		34,629,818
Ohio—3.8%
Ohio State General Obligation, Series A, 5.000%, 09/15/22	10,000,000	11,600,900
Ohio State General Obligation, University & College Improvements, Series C, 5.000%, 11/01/26	5,000,000	5,942,050
Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.000%, 06/01/23	5,000,000	5,890,950
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A, 5.000%, 06/01/25	10,025,000	12,099,874
Total Ohio		35,533,774
Oklahoma—1.0%
Grand River Dam Authority, Series A, 5.000%, 06/01/28	7,820,000	9,247,072
Pennsylvania—0.9%
Lancaster County Hospital Authority, University of Pennsylvania Health Revenue, 5.000%, 08/15/26	6,730,000	8,007,354
Tennessee—0.6%
State of Tennessee Fuel Sales Tax Revenue, Series B, 5.000%, 09/01/26	5,000,000	5,989,100
Texas—11.5%
Central Texas Turnpike System Transportation Commission, Series C, 5.000%, 08/15/31	11,075,000	12,045,059
City of Austin TX Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	7,790,000	9,020,197
City of San Antonio TX Electric & Gas Systems Revenue, 5.000%, 02/01/26	9,275,000	11,129,907
Humble Independent School District, Series B, 5.000%, 02/15/23	5,550,000	6,461,532
Metropolitan Transit Authority of Harris County, Series A, 5.000%, 11/01/24	5,000,000	5,898,500
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A, 5.000%, 01/01/25	6,320,000	7,296,693
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.250%, 09/01/27	10,265,000	11,750,551
North Texas Tollway Authority, Series A, 5.000%, 01/01/26	7,695,000	8,841,786
Plano Independent School District, Series A, 5.000%, 02/15/22	6,290,000	7,215,511
State of Texas, Transportation Commission Highway Improvements Revenue, 5.000%, 04/01/25	5,000,000	5,712,950
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	11,000,000	12,509,970
The University of Texas System Financing Revenue, Series B, 5.000%, 08/15/22	6,865,000	7,952,828
Total Texas		105,835,484
Virginia—3.6%
Commonwealth of Virginia, Series B, 5.000%, 06/01/22	12,980,000	15,073,804
Virginia College Building Authority, Series B, 5.000%, 09/01/23	5,350,000	6,258,162
Virginia Public Building Authority, Series B, 5.000%, 08/01/25	9,750,000	11,745,240
Total Virginia		33,077,206
Washington—8.3%
City of Seattle WA Municipal Light & Power Revenue, Series B, 5.000%, 02/01/23	4,495,000	4,925,801
County of King WA Sewer Revenue, Series B, 5.000%, 01/01/24	3,085,000	3,421,851
Energy Northwest Electric Revenue, Bonneville Power, 5.000%, 07/01/25	10,050,000	12,080,200
State of Washington School Improvements, Series C, 5.000%, 02/01/28	5,925,000	7,046,425
State of Washington, Series R-2015C, 5.000%, 07/01/28	10,000,000	11,689,800

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Washington—8.3% (continued)
State of Washington, Water Utility Improvements Revenue, Series C, 5.000%, 08/01/25	$11,925,000	$13,680,360
University of Washington, University & College Improvements Revenue, Series A, 5.000%, 12/01/32	5,760,000	6,800,256
University of Washington, University & College Improvements Revenue, Series C, 5.000%, 07/01/27	7,270,000	8,371,114
Washington Health Care Facilities Authority Multicare Health System, Series B, 5.000%, 08/15/23	3,940,000	4,554,876
Washington Health Care Facilities Authority Providence Health & Services, Series A, 5.000%, 10/01/26	3,425,000	3,872,168
Total Washington		76,442,851
Wisconsin—2.1%
Wisconsin State Revenue, Department of Transportation, Series 1, 5.000%, 07/01/25	3,005,000	3,485,590
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/22	5,000,000	5,776,050
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/24	5,000,000	5,939,000
Wisconsin State, Series 2, 5.000%, 05/01/24	3,420,000	3,905,743
Total Wisconsin		19,106,383
Total Municipal Bonds (cost $936,531,047)		915,509,522

	Shares
Short-Term Investments—1.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%[6] (cost $11,698,278)	11,698,278	11,698,278
Total Investments—100.5% (cost $948,229,325)		927,207,800
Other Assets, less Liabilities—(0.5)%		(4,286,759)
Net Assets—100.0%		$922,921,041

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG GW&K Municipal Enhanced Yield Fund (Class I)1 (the “Fund”) returned 0.7%, modestly outperforming the Bloomberg Barclays U.S. Municipal Bond BAA Index, which returned 0.4%.

Municipal bonds suffered their worst quarter of performance since 1994, essentially wiping out all their gains from the previous nine months. Ten-year tax-exempt yields soared 80 basis points over the quarter to finish the year at 2.31%, 100 basis points above their summer lows2. The results of the November election caught the markets by surprise and shifted sentiment dramatically. The Republican sweep brushed away long-held assumptions of sluggish growth amid continued Washington gridlock and the market seemed to immediately price in the successful passage of steep tax cuts, heavy infrastructure spending and more business-friendly regulation. Oil prices rose to cyclical highs and stock markets set a series of new record levels. Inflation expectations moved sharply higher and the yield on the 10-year U.S. Treasury note hit a two-year high of 2.64%2.In December, after the unemployment rate declined to its lowest reading since 2007, the U.S. Federal Reserve finally raised rates and signaled a marginally faster pace of tightening for 2017, giving the economy an important vote of confidence. Treasuries rallied back in the final two weeks of December to close the year at 2.45% as the equity rally ran out of steam.

Municipals followed the path of Treasuries over the quarter but exhibited greater volatility. The post-election selloff was far more acute, as retail investors reacted poorly to their first losses in years. Mutual funds, which had just seen 54 consecutive weeks of inflows, were suddenly inundated with redemption requests. During the week ended November 16, investors withdrew $3.1 billion, the most in over three years. The outflows continued into year-end at a pace of nearly $2 billion a week3. Prior to the election, dealer inventories were sagging under the weight of three successive months of record issuance. Instead of absorbing bonds, they were adding to the selling pressure in an effort to shed exposure to a falling market. As issuance slowed in mid-November, a lack of price transparency emerged, forcing prices to adjust with little guidance. Municipal bonds underperformed significantly. The 10-year municipal bond/Treasury ratio, which began November at 95%, peaked at 107%, similar to the panic selling experience back in 2013’s Taper Tantrum2. Ultimately, however, municipal bonds cheapened enough to entice crossover buyers to step in with other value-seeking investors to support the market, and municipals rallied back hard to end the year on firmer footing. After peaking at 2.58%, its highest level since January 2014, the yield on the 10-year municipal bond fell 30 basis points in four trading days and eventually closed the year at 2.31%, nearly 40 basis points higher than where it began in January.

Heading into 2017, it appears like the municipal bond market has essentially stabilized. Ratios versus Treasuries begin the year near more normal levels as the demand side recognized the value offered by November’s dislocation. But uncertainty still looms in the coming year. Few details have emerged on potential tax reform and infrastructure spending, leaving the market to speculate on possible outcomes. Long-dormant fears of inflation have shown signs of resurfacing, adding to investor caution. Extreme proposals regarding the municipal bond tax-exemption will undoubtedly get voiced from one corner or another, but we do not expect a major overhaul to the primary funding vehicle of the nation’s infrastructure for the last 100+ years. We also don’t expect a supply boom anytime soon. The Trump Administration’s infrastructure plan appears to be based on harnessing private versus public investment, and the rise in interest rates has already slowed the biggest source of issuance this year: refunding deals. Average expectations for issuance are in the $380 billion range, a 15% drop-off from 2016’s record-breaking year. While the market is in a much more attractive position for investors heading into 2017,4 with rates higher and relative-value ratios still historically cheap, we could be in for a volatile stretch. Of course, volatility suits our style of active management and we look forward to seeking to take advantage of market fluctuations in 2017.

20

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

INVESTMENT STRATEGY

We remain active on the long end of the yield curve in the Fund, with over 80% invested in maturities greater than 20 years. The volume was primarily focused on relative value trading as opposed to curve trades that you would see more in an intermediate strategy, as the yield curve is relatively flat in the 25-30 years. We continue to avoid local general obligation bonds and focus on the hospital and transportation sectors.

PERFORMANCE

The Fund slightly outperformed the Bloomberg Barclays U.S. Municipal Bond BAA Index in the fourth quarter and outperformed for the year. An overweight to longer maturities detracted from performance as rates increased during the quarter. This is in contrast to the first half of 2016, where our duration overweight benefited our performance. Potential fiscal policy changes, increased inflation expectations and technical selling pressure steepened the municipal yield curve with the two-to-thirty-year maturity spread widening +24 basis points. The Fund benefited from higher overall credit quality as credit spreads widened in the quarter. The Fund has approximately 40% of its holdings in A-rated credits, several of which performed better than BBB-rated bonds in the Index during the quarter.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional Shares.
[2]	FactSet
[3]	Bloomberg and Lipper U.S. Fund Flows
[4]	Bloomberg

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG GW&K Municipal Enhanced Yield Fund Class I (formally Institutional Class) on December 31, 2006, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

21

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Municipal Enhanced Yield Fund [2,3,4,5,6,7,8,9]
Class N10	0.10%	4.84%	—	6.83%	7/27/09
Class S10	0.55%	5.19%	—	7.15%	7/27/09
Class I10	0.70%	5.33%	4.25%	4.53%	12/30/05
Bloomberg Barclays U.S. Municipal Bond BAA Index[11]	0.35%	4.07%	3.17%	3.57%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[6]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[7]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[8]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[9]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[10]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[11]	The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Bloomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Effective August 24, 2016, the Barclays indices were renamed Bloomberg Barclays indices. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

22

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Municipal Enhanced Yield Fund*
Healthcare	29.8%
Transportation	28.0%
Utilities	8.5%
Education	7.5%
Other	5.7%
State and Non-State Appropriated Tobacco	4.9%
Tax	4.9%
General Obligation	3.3%
Industrial Development	3.1%
Recreation	3.0%
Lease/Rent	0.8%
Other Assets & Liabilities	0.5%

*	As a percentage of net assets.

Rating	AMG GW&K Municipal Enhanced Yield Fund**
Aa	4.2%
A	40.5%
BBB	55.3%

**	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	%of Net Assets
Central Texas Turnpike System, Series C, 5.000%, 08/15/42***	4.3%
New York Transportation Development Corp., Laguardia Airport Terminal B, 5.000%, 07/01/46***	3.8
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., 5.000%, 10/01/33	3.5
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44***	3.2
Brooklyn Arena Local Development Corp., Barclays Center Project, Series A, 5.000%, 07/15/42	3.0
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation, 5.000%, 07/01/43	2.8
Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/41	2.7
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39***	2.7
New Jersey Economic Development Authority, Series XX, 5.000%, 06/15/22	2.7
West Virginia Hospital Finance Authority,West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	2.6

Top Ten as a Group	31.3%

***	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Municipal Bonds—99.6%
California—2.2%
M-S-R Energy Authority, Natural Gas Revenue, Series C, 6.500%, 11/01/39	$3,635,000	$4,777,444
Colorado—1.7%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	2,805,000	3,673,737
Florida—12.3%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44	6,520,000	6,967,076
County of Miami-Dade FL Aviation Revenue, 5.000%, 10/01/41	4,095,000	4,583,656
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	4,430,000	4,771,376
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39	5,605,000	5,856,496
Orange County Health Facilities Authority, Orlando Health Inc., Series A, 5.000%, 10/01/39	4,065,000	4,427,639
Total Florida		26,606,243
Georgia—0.5%
City of Atlanta GA Water & Wastewater Revenue, 5.000%, 11/01/40	1,000,000	1,126,660
Illinois—13.8%
Chicago O’Hare International Airport, Refunding General Senior Lien, Series B, 5.000%, 01/01/41	3,800,000	4,180,912
Chicago O’Hare International Airport, Senior Lien, Series D, 5.250%, 01/01/42[7]	2,500,000	2,820,750
Illinois State General Obligation, 5.000%, 02/01/39	3,930,000	3,757,787
Illinois State General Obligation, 5.500%, 07/01/38	3,245,000	3,296,239
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A, 5.000%, 06/15/42	4,990,000	5,058,662
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, 5.000%, 06/15/52	5,405,000	5,453,537
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	4,550,000	5,177,718
Total Illinois		29,745,605
Kentucky—3.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., 5.000%, 10/01/33	7,000,000	7,660,100
Louisiana—2.8%
Louisiana Public Facilities Authority, Lease Provident Group-Flagship Property, 5.000%, 07/01/46	1,700,000	1,828,962
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, 5.000%, 05/15/47	4,035,000	4,313,254
Total Louisiana		6,142,216
Massachusetts—4.7%
Massachusetts Development Finance Agency, UMass Boston Student Housing, 5.000%, 10/01/41	2,250,000	2,335,972
Massachusetts Development Finance Agency, UMass Boston Student Housing, 5.000%, 10/01/48	5,000,000	5,163,150
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	2,535,000	2,688,469
Total Massachusetts		10,187,591
Michigan—3.8%
Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/41	5,500,000	5,874,880
Michigan Finance Authority, Trinity Health Corp., Series 2016, 5.000%, 12/01/45	2,205,000	2,403,428
Total Michigan		8,278,308
Nebraska—2.5%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,000,000	5,284,300

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New Jersey—12.2%
New Jersey Economic Development Authority, School Facilities Construction, 5.000%, 03/01/25	$4,350,000	$4,539,181
New Jersey Economic Development Authority, Series XX, 5.000%, 06/15/22	5,425,000	5,728,691
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	1,075,000	1,131,943
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/29	1,000,000	1,047,970
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,450,000	4,602,412
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation, 5.000%, 07/01/43	5,605,000	6,085,461
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, 5.000%, 06/15/27	2,000,000	2,167,440
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, 5.000%, 06/15/28	1,000,000	1,077,990
Total New Jersey		26,381,088
New York—9.2%
Brooklyn Arena Local Development Corp., Barclays Center Project, Series A, 5.000%, 07/15/42	6,000,000	6,419,880
New York State Dormitory Authority, The New School Project, Series A, 5.000%, 07/01/46	3,000,000	3,291,660
New York Transportation Development Corp., Laguardia Airport Terminal B, 5.000%, 07/01/46	8,000,000	8,306,000
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%,
12/01/42	1,580,000	1,790,804
Total New York		19,808,344
Oregon—2.5%
Oregon State Facilities Authority, Legacy Health Project, Series A, 5.000%, 06/01/46	4,950,000	5,399,559
Rhode Island—2.5%
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/35	2,000,000	2,084,900
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/40	3,250,000	3,362,548
Total Rhode Island		5,447,448
Texas—16.4%
Central Texas Regional Mobility Authority, 5.000%, 01/01/40	4,600,000	4,937,272
Central Texas Regional Mobility Authority, 5.000%, 01/01/46	3,700,000	3,948,233
Central Texas Turnpike System, Series C, 5.000%, 08/15/42	8,770,000	9,251,912
Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	3,925,000	4,171,804
New Hope Cultural Education Facilities Corp., College Station Project, Series A, 5.000%, 07/01/47	4,650,000	4,766,343
Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue, Senior Lien Series 2008 D, 6.250%, 12/15/26	2,950,000	3,463,624
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport, 5.000%, 12/31/40	1,500,000	1,583,310
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport, 5.000%, 12/31/45	3,000,000	3,155,190
Total Texas		35,277,688
Virginia—3.9%
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution Revenue, 5.000%, 07/01/46	5,000,000	5,387,450
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	3,010,000	3,129,166
Total Virginia		8,516,616
West Virginia—2.6%
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	5,000,000	5,611,900

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Wisconsin—2.4%
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, 5.000%, 08/15/39	$4,635,000	$5,092,614
Total Municipal Bonds (cost $219,523,735)		215,017,461

	Shares
Short-Term Investments—0.8%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%[6] (cost $1,739,600)	1,739,600	1,739,600
Total Investments—100.4%[8] (cost $221,263,335)		216,757,061
Other Assets, less Liabilities—(0.4)%		(963,985)
Net Assets—100.0%		$215,793,076

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG GW&K Small Cap Core Fund (Class N)1 (the “Fund”) returned 17.4%, underperforming the Russell 2000® Index, which returned 21.3%.

A wise man once said about the stock market: “Don’t you know this is all about psychology?” In this case, we are quoting our Chief Investment Officer during one of our recent Investment Policy meetings. But sometimes, when you spend all day immersed in company-level financials, industry data and macroeconomic statistics, it is easy to forget the large role that psychology or, said differently, sentiment, plays in determining equity returns. In the fourth quarter of 2016, we experienced one of those periods where sentiment changed dramatically. The surprising nature of the catalyst for this change, the election victory by Donald Trump and the Republican sweep of Congress, added to the intensity of the sentiment shift. Investors moved from positioning for a Washington and macroeconomic status quo (or perhaps even a tilt in the Senate towards Democrats) to a political landscape dominated by the Republican ticket. Making the situation even more interesting is the lack of a clear ideology for President-elect Trump. This blank slate permitted investors to imagine the most positive outcomes this newly-elected leader might be able to accomplish. And dream they have, driving equity prices up on hope of lower taxes, lower regulation and beneficial infrastructure spending which would drive overall higher growth rates for both the economy and corporate profits. This sounds like Nirvana, not the Washington or economic landscape we have come to know well over the last eight years.

With their higher domestic exposure and risk profile, it is no wonder that the Russell 2000® Index popped by 8.8% during the fourth quarter. This narrative for a market rally was set up by the preceding two and a half years, when corporate profits stalled and small cap stocks had mostly stagnated. This was compounded by a macro overlay where investors were obsessed with safety and embraced the idea that low rates and low growth were here to stay. Markets became unbalanced by the midpoint of 2016, as too many investors pushed this safety and low-growth trade, while avoiding cyclical growth at all costs. Thus, while the election was the spark that started the fire, the dry kindling and crumpled newspaper were already in the fireplace. The rally raged strongest in value stocks, with the Russell 2000® Value Index gaining 14.1% compared to the meager 3.6% for the Russell 2000® Growth Index for the fourth quarter. Even more impressive was the full-year outperformance by the Value Index, which exceeded the Growth Index by over 20%. In the fourth quarter, Investors focused on low valuation, cyclical exposure and potential beneficiaries of inflation. Companies that have lacked pricing power have been laggards through most of this cycle, but Trump’s expected policies could be inflationary and a rising tide should lift all boats. The Fund’s focus on companies with pricing power, as well as the growth tilt in the Fund, hurt our relative performance, as we finished the quarter up 4.8%. For the year, the Fund finished up 17.4%. While this sounds great in absolute terms, performance trailed the Russell 2000® Index. We were disappointed to lag the Index over both periods, particularly given the strong relative start to the year.

Looking a little more closely at the performance within the small cap market, we saw very strong fourth-quarter returns from financials, energy, industrials and materials. To be sure, the OPEC agreement in November to curtail oil production boosted the energy and related industries, while the other leaders during the quarter were driven by expectations of changes to tax, regulatory and infrastructure spending policy from the Trump/ Republican agenda. Over the full year, sector leadership came from the same characters with only a change in order: materials 47.2%, financials 35.6%, industrials 32.2% and energy 28.3%. The lagging sectors for the quarter included the only negative return group, health care, as well as real estate, information technology and utilities. While health care suffered due to uncertainty over the status of the Affordable Care Act and potential pressure on drug pricing from the new administration, all of the sectors mentioned above lack the cyclical exposure or higher incumbent tax rates that would benefit from the perceived new environment. For all of 2016, health care was easily the worst performer, offering a negative return (7.5%), while consumer discretionary 12.7% also lagged the benchmark.

In the small cap universe, Value was the leading factor group. Stocks in the two lowest-valuation price/earnings (P/E) quintile groups significantly outperformed their higher P/E counterparts during the quarter. Additionally, the smallest market cap quintile also outperformed, likely due to lower valuation parameters and the exchange-traded funds (ETF) impact from investors looking to quickly gain small cap exposure. Other factor designations were mixed and showed a slightly-higher quality bias. We believe the very weak performance by biotech (10.4%) is skewing this performance in favor of high-quality factors, as most biotech stocks fall into lower-quality categories. For the full year, smaller cap, lower-valuation and higher-leverage stocks outperformed, but the quality factors were again skewed by biotech (20.3%). Generally speaking, high-quality stocks did better in the first and fourth quarters and fared worse in both the second and third quarters.

For the full year, a significant part of the underperformance came from our cash allocation. In retrospect, we were too slow to redeploy the proceeds from profit taking and merger and acquisition (M&A) take-outs during the year, which was a drag during the second-half rally. Two sectors were responsible for most of the remaining damage. In materials, our underexposure to highly cyclical and commodity-driven stocks in industries such as metals and mining 80.4% and chemicals 48.7% weighed heavily on relative performance. From a stock selection standpoint, Flotek Industries (FTK) finished the year down (18%) on both fundamental and energy-related challenges. Silgan Holdings (SLGN), a low beta2 container producer, was also down slightly for the full year. In information technology, difficulty in the semiconductors and software industries dulled strong performance from other industries. The semi group had large gains in the Index 43.7% and none of our three holdings kept up. In software, all of our holdings performed in line or below the Index components, although none suffered a major earnings disappointment. In both

27

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

of these groups, an untimely sell during the year added to the discomfort. Health care and consumer discretionary were our two best stock selection performers during the year.

It is difficult to conclude any investment report at this time without coming back to the election. As we noted at the opening, there are two drivers of the stock market: fundamentals and psychology or sentiment. The most shocking thing about the market psychology over the past three months is how investors have wholeheartedly embraced the potentially positive takeaways from this past election without really acknowledging any potential risks or challenges. This goes not only for stock investors, but participants in fixed-income and currency markets as well. We saw very dramatic moves up in both long-term Treasury rates and the U.S. Dollar during the fourth quarter. It seems, as we alluded to in the small cap factor discussion, that the set-up going into the fourth quarter was every bit as important as the actual catalyst event in setting these market moves in motion. Investors had become too complacent about rates staying low and stable growth and income stocks outperforming, which caused an imbalance and opening for change. The narrative around the Trump and Republican victories pushed the markets over the edge. The question is…now what? It seems to us that while the economy is strengthening, a strong U.S. Dollar will likely offset this impact on corporate earnings overall in 2017. Will psychology and sentiment continue to exude optimism about earnings potential for 2018 and beyond in the face of pressure on 2017 estimates? Our best guess is that the small cap market will provide investors with opportunities in the coming year, as it usually does, after compounding at nearly 14.5% annually over the past five years. We are pleased that the Fund has kept up during these years of positive performance, as our approach is built to capture as much upside as possible but also protect against the downside. Our hope is that the upside will continue in 2017, but we will continue to build a Fund portfolio that we believe will provide protection from potential downside should it emerge.

[1]	Prior to October 1, 2016, the Fund’s Class N shares were known as Investor Shares.
[2]	A stock with lower volatility than the overall market.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

28

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Core Fund Class N (formally Investor Class) on December 31, 2006, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception date
AMG GW&K Small Cap Core Fund [2,3,4]
Class N5	17.44%	13.49%	7.65%	8.05%	12/10/96
Class S5	17.75%	13.79%	—	15.20%	7/27/09
Class I5	17.90%	13.97%	—	15.40%	7/27/09
Russell 2000® Index[6]	21.31%	14.46%	7.07%	8.24%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods beginning prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

29

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Small Cap Core Fund*	Russell 2000® Index
Financials	17.4%	19.9%
Industrials	17.2%	14.6%
Information Technology	16.3%	16.9%
Health Care	14.7%	12.2%
Consumer Discretionary	13.7%	12.6%
Real Estate	7.3%	7.9%
Materials	4.2%	4.9%
Energy	3.5%	3.8%
Utilities	2.9%	3.5%
Consumer Staples	1.1%	3.0%
Telecommunication Services	0.0%	0.7%
Other Assets and Liabilities	1.7%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
West Pharmaceutical Services, Inc.**	2.6%
LogMeln, Inc.**	2.5
Grand Canyon Education, Inc.**	2.4
MarketAxess Holdings, Inc.**	2.3
ICU Medical, Inc.**	2.2
Texas Roadhouse, Inc.**	2.1
Lithia Motors, Inc., Class A	2.0
Matador Resources Co.	1.9
Cathay General Bancorp	1.8
Texas Capital Bancshares, Inc.	1.8

Top Ten as a Group	21.6%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

30

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—13.7%
CalAtlantic Group, Inc.[1]	142,708	$4,853,499
Five Below, Inc.*,1	131,706	5,262,972
Grand Canyon Education, Inc.*	171,126	10,002,315
Helen of Troy, Ltd.*	37,408	3,159,106
Hibbett Sports, Inc.*,1	97,271	3,628,208
Lithia Motors, Inc., Class A	87,465	8,469,236
Monro Muffler Brake, Inc.	44,820	2,563,704
Oxford Industries, Inc.	64,254	3,863,593
Texas Roadhouse, Inc.	184,975	8,923,194
Tupperware Brands Corp.[1]	66,349	3,491,284
Wolverine World Wide, Inc.	157,135	3,449,113
Total Consumer Discretionary		57,666,224
Consumer Staples—1.1%
Amplify Snack Brands, Inc.*,1	152,027	1,339,358
WD-40 Co.	26,862	3,140,168
Total Consumer Staples		4,479,526
Energy—3.5%
Dril-Quip, Inc.*	52,980	3,181,449
Forum Energy Technologies, Inc.*	183,680	4,040,960
Matador Resources Co.*,1	300,600	7,743,456
Total Energy		14,965,865
Financials—17.4%
Ameris Bancorp	122,177	5,326,917
AMERISAFE, Inc.	87,276	5,441,659
Cathay General Bancorp	199,289	7,578,961
Cohen & Steers, Inc.	124,916	4,197,178
Glacier Bancorp, Inc.	109,227	3,957,294
IBERIABANK Corp.	62,884	5,266,535
MarketAxess Holdings, Inc.	66,014	9,698,777
PRA Group, Inc.*	71,109	2,780,362
ProAssurance Corp.	96,290	5,411,498
Stifel Financial Corp.*	121,911	6,089,454
Texas Capital Bancshares, Inc.*	96,337	7,552,821
United Bankshares Inc.[1]	69,214	3,201,148
Webster Financial Corp.	127,267	6,908,053
Total Financials		73,410,657
Health Care—14.7%
Analogic Corp.	25,888	2,147,410

	Shares	Value
Cantel Medical Corp.	71,371	$5,620,466
Catalent, Inc.*	181,889	4,903,727
Cotiviti Holdings, Inc.*,1	88,527	3,045,329
Diplomat Pharmacy, Inc.*,1	141,319	1,780,619
Globus Medical, Inc., Class A*	231,841	5,751,975
ICU Medical, Inc.*	64,183	9,457,365
Impax Laboratories, Inc.*	124,372	1,647,929
INC Research Holdings, Inc., Class A*	137,715	7,243,809
Medidata Solutions, Inc.*	103,872	5,159,322
West Pharmaceutical Services, Inc.	127,174	10,788,170
Wright Medical Group N.V.*,1	200,141	4,599,240
Total Health Care		62,145,361
Industrials—17.2%
Alamo Group, Inc.	34,820	2,649,802
CEB, Inc.	86,445	5,238,567
CLARCOR, Inc.	90,830	7,490,750
Healthcare Services Group, Inc.	150,958	5,913,025
Heartland Express, Inc.[1]	263,856	5,372,108
HEICO Corp.	76,190	5,878,058
HEICO Corp., Class A	57,330	3,892,707
Mobile Mini, Inc.	107,616	3,255,384
Primoris Services Corp.	206,142	4,695,915
RBC Bearings, Inc.*	56,077	5,204,506
Ritchie Bros. Auctioneers, Inc.	196,104	6,667,536
The Toro Co.	100,408	5,617,828
Universal Forest Products, Inc.	67,271	6,873,751
US Ecology, Inc.	73,187	3,597,141
Total Industrials		72,347,078
Information Technology—16.3%
Blackbaud, Inc.	85,403	5,465,792
Callidus Software, Inc.*	194,291	3,264,089
Cardtronics PLC, Class A*	95,894	5,232,936
Cognex Corp.	110,617	7,037,454
EPAM Systems, Inc.*,1	68,709	4,418,676
ExlService Holdings, Inc.*	81,775	4,124,731
HubSpot, Inc.*	104,484	4,910,748
LogMeln, Inc.[1]	110,233	10,642,996
MACOM Technology Solutions Holdings, Inc.*,1	115,862	5,362,093
Power Integrations, Inc.	84,245	5,716,023
Proofpoint, Inc.*,1	42,776	3,022,124

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—16.3% (continued)
Rogers Corp.*	24,919	$1,914,028
Tyler Technologies, Inc.*	52,338	7,472,296
Total Information Technology		68,583,986
Materials—4.2%
Balchem Corp.	63,834	5,356,949
Compass Minerals International, Inc.[1]	42,085	3,297,360
Flotek Industries, Inc.*	197,087	1,850,647
KapStone Paper and Packaging Corp.	166,308	3,667,091
Silgan Holdings, Inc.	71,611	3,665,051
Total Materials		17,837,098
Real Estate—7.3%
American Campus Communities, Inc.	103,667	5,159,507
Education Realty Trust, Inc.	148,001	6,260,442
National Health Investors, Inc.	71,340	5,291,288
Pebblebrook Hotel Trust[1]	113,633	3,380,582
STAG Industrial, Inc.	216,921	5,177,904
Sun Communities, Inc.	73,032	5,594,982
Total Real Estate		30,864,705
Utilities—2.9%
IDACORP, Inc.	66,012	5,317,267
NorthWestern Corp.	121,184	6,891,734
Total Utilities		12,209,001
Total Common Stocks (cost $332,594,722)		414,509,501

	Principal Amount
Short-Term Investments—8.0%
Repurchase Agreements—6.3%[5]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $6,314,092 (collateralized by various U.S. Government Agency Obligations, 2.000%—8.500%, 12/01/17—01/01/47, totaling $6,439,994)	$6,313,720	6,313,720

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $6,314,085 (collateralized by various U.S. Government Agency Obligations, 0.000%—6.500%, 03/02/17—02/01/49, totaling $6,439,994)	$6,313,720	$6,313,720
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $1,328,827 (collateralized by various U.S. Government Agency Obligations, 0.685%—2.000%, 10/31/18—11/30/22, totaling $1,355,328)	1,328,753	1,328,753
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $6,314,071 (collateralized by various U.S. Government Agency Obligations, 0.000%—9.500%, 01/15/17—08/20/66, totaling $6,439,995)	6,313,720	6,313,720
State of Wisconsin Investment Board, dated 12/30/16, due 01/03/17, 0.650% total to be received $6,314,176 (collateralized by various U.S. Government Agency Obligations, 0.125%—3.875%, 04/15/18—02/15/46, totaling $6,474,145)	6,313,720	6,313,720
Total Repurchase Agreements		26,583,633

	Shares
Other Investment Companies—1.7%[6]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	7,085,094	7,085,094
Total Short-Term Investments (cost $33,668,727)		33,668,727
Total Investments—106.3% (cost $366,263,449)		448,178,228
Other Assets, less Liabilities—(6.3)%		(26,756,921)
Net Assets—100.0%		$421,421,307

The accompanying notes are an integral part of these financial statements.

32

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG GW&K Small Cap Growth Fund (Class I)1 (the Fund) returned 9.7%, underperforming the Russell 2000® Growth Index, which returned 11.3%.

A wise man once said about the stock market: “Don’t you know this is all about psychology?” In this case, we are quoting our Chief Investment Officer during one of our recent Investment Policy meetings. But sometimes, when you spend all day immersed in company level financials, industry data and macroeconomic statistics, it is easy to forget the large role that psychology or, said differently, sentiment, plays in determining equity returns. In the fourth quarter of 2016, we experienced one of those periods where sentiment changed dramatically. The surprising nature of the catalyst for this change, the election victory by Donald Trump and the Republican sweep of Congress, added to the intensity of the sentiment shift. Investors moved from positioning for a Washington and macroeconomic status quo (or perhaps even a tilt in the Senate towards Democrats) to a political landscape dominated by the Republican ticket. Making the situation even more interesting is the lack of a clear ideology for President-elect Trump. This blank slate permitted investors to imagine the most positive outcomes this newly-elected leader might be able to accomplish. And dream they have, driving equity prices up on hope of lower taxes, lower regulation and beneficial infrastructure spending, which would drive overall higher growth rates for both the economy and corporate profits. This sounds like Nirvana, not the Washington or economic landscape we have come to know well over the last eight years.

Given its high domestic exposure and risk profile, it is no wonder that the Russell 2000® Growth Index popped 10.2% from the election through the end of the year. While the election served as a catalyst, the narrative for a market rally had been set up by the preceding two and a half years, as corporate profits stalled and small cap growth stocks had mostly vacillated. This was compounded by a macro overlay where investors were obsessed with safety and embraced the idea that low rates and low growth were here to stay. The result was too much emphasis on safety and low-growth trades, while avoiding cyclical growth at all costs. Furthermore, stocks had pulled back considerably heading into the election, as the Russell 2000® Growth Index sat 7.3% off its recent high. Thus, while the election was the spark that started the fire, the dry kindling and crumpled newspaper were already in the fireplace. This fire left U.S. small cap growth stocks with returns of 3.6% and 11.3% for the fourth quarter and the year, respectively. These results compare favorably with the large cap brethren as seen by the quarterly and annual returns for the Russell 1000® Growth Index of 1.0% and 7.1%, respectively. However, they pale in comparison to the move in the Russell 2000® Value Index, which posted a gain of 14.1% in the fourth quarter and 31.7% for the year. It is worth noting that this disconnect between growth and value stocks in the U.S. small cap market was quite the outlier compared to recent years. The Russell 2000® Growth Index has not lagged its value counterpart by this much in over a decade. The aftermath of the dot.com bubble, namely 2001, was the last time growth stocks were trampled this badly. In fact, that was the last year that either benchmark has gotten the best of the other by more than 2,000 basis points.

Despite the yawning gap in performance, the U.S. small cap benchmarks for growth and value had some notable commonalities. The best performing sector for both benchmarks during the fourth quarter was financials, and they also shared the same worst performing sector, health care. The financials sector averaged 5.5% of the Growth Index and returned 19.7%. The financials sector within the Value Index was bigger on both counts, averaging 29.3% of the benchmark and returning 25.5%. At the other end of the spectrum, health care constituted 21.8% of the Russell 2000® Growth Index and declined (7.2%). In contrast, the health care sector was 4.5% of the Russell 2000® Value Index and posted a loss of (1.7%). Both indices also shared some style preferences during the fourth quarter. Specifically, stocks with low price/earnings (P/E) and profitable companies were in vogue. In sum, the two benchmarks had much in common as to what did work and what did not work, but the Growth Index had relatively less of the former and relatively more of the latter, which contributed significantly to the divergence in outcomes for the two benchmarks.

To return our focus exclusively to growth stocks, the financials sector was the clear leader of the Russell 2000® Growth Index in the fourth quarter, but other areas also posted strong gains. Industrials took the runner-up prize to financials. The next best performing meaningful sectors were consumer discretionary, materials and energy, which were tightly grouped, with returns between 7% and 8%. A common thread across these top performers is that they generally have cyclical exposure and would be potential beneficiaries of inflation. Even within consumer discretionary, over half of the return in this sector came from the hotels, restaurants and leisure industry, which would welcome a boost in food costs. In total, the strength in the quarter was broad based, as all sectors save health care finished comfortably in the green. Health care was the only sector to deliver negative returns, declining (7.2%). Within this sector, the biotechnology and pharmaceuticals industries led the way lower with declines of (12.2%) and (11.7%), respectively. The underperformance of the biopharma complex was likely due to mean reversion combined with fears of an unfriendly administration. However, these industries were far from the only culprits for health care’s poor showing. In total, all six industries in the health care sector lagged the benchmark and five of the six finished in the red. Perhaps not surprisingly, the potential for changes on the legislative front left many investors feeling unsettled about the broader health care landscape.

The story for the full year was similar, in many respects, to that of the fourth quarter. The materials sector took the top prize in 2016, with a return of 28.9%. The energy and industrials sectors were a nose behind, posting gains of 28.7% and 28.6%, respectively. Financials was the only other sector to clear the 20% threshold, posting a return of 21.0%. These sectors could be notable winners if some of the president-elect’s foremost initiatives come to pass; most notably, a

33

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

reduction in the corporate tax rate, an easing of the regulatory environment and a sizable infrastructure bill. As for the laggards in 2016, the health care sector brought up the rear, just as it did in the fourth quarter, as the only sector to net a loss for the year. The health care sector actually outperformed in the second and third quarters, but that was not enough to overcome losses at the start and end of the year. The result was an overall decline for the sector of (9.7%) for the year.

To drill down on the Fund’s performance versus the benchmark, our relative results for both the quarter and the year were led by the consumer discretionary sector. This group had a number of winners, with a total of four stocks returning at least 20% in the quarter and nine for the year as a whole. Grand Canyon Education Inc. (LOPE) topped the list in the fourth quarter on the back of strong earnings and anticipation of a more amenable regulatory environment. Grand Canyon was a strong performer for the full year, but it ceded the top spot in consumer discretionary in 2016 to Burlington Stores Inc. (BURL) which came close to doubling. Burlington’s stock performance was driven by generally good quarterly reports and investors’ increasing appreciation for the company’s ability to withstand encroachment by e-commerce threats. Beyond consumer discretionary, the financials sector was a notable contributor for both the quarter and the year due to our overweight position in the sector along with some strong stock picks. As to the latter, the biggest contributor in the sector for both the quarter and the year was Texas Capital Bancshares Inc. (TCBI), which benefits from a steeper yield curve and higher oil prices.

On the other side of the ledger, the industrials and consumer staples sectors were the biggest detractors to relative performance during the fourth quarter. The industrials weakness was a combination of allocation and selection effects. On the allocation front, industrials was one of the strongest sectors in the benchmark on the heels of the election, and we suffered from an underweight position. As for stock selection, the primary detractors were Proto Labs Inc. (PRLB) and Ritchie Bros. Auctioneers Inc. (RBA). Proto Labs was hit by a meaningful guidance reduction on its last earnings call, which led us to question our thesis and subsequently exit our position. Ritchie Bros.

Auctioneers pulled back in late December in reaction to disappointing auction proceeds after a period of significant outperformance for the stock. In consumer staples, the weakness can be blamed on Amplify Snack Brands Inc. (BETR), which was hurt by poor quarterly results not long after announcing a sizable strategic acquisition. For the year, the most significant detractors were the information technology and consumer staples sectors. The weakness in information technology can be attributed to our software and semiconductor holdings, within which two stocks stood out, Tyler Technologies, Inc. (TYL) and Cavium Inc. (CAVM). Similar to Amplify Snack Brands, Tyler Technologies’s execution was disappointing on the heels of a large acquisition. Tyler has been a significant holding for a number of years and we continue to have confidence in the company’s long-term prospects. We cannot say we retained the same confidence in Cavium after they announced an acquisition that significantly changed our view of the company and led us to sell our position. In consumer staples, Smart & Final Stores Inc. (SFS) combined with Amplify Snack Brands to weigh on results in this sector. Food deflation and competitive concerns appeared to be the main reasons for the stock’s underperformance. The changing competitive dynamics were especially troubling for us and led to a sale of Smart & Final Stores.

It is difficult to conclude any investment report at this time without coming back to the election. As we noted at the opening, there are two drivers of the stock market: fundamentals and psychology or sentiment. The most shocking thing about the market psychology over the past three months is how investors have wholeheartedly embraced the potentially positive takeaways from this past election without really acknowledging any potential risks or challenges. This goes not only for stock investors, but participants in fixed-income and currency markets, as well. We saw very dramatic moves up in both long-term Treasury rates and the U.S. Dollar during the quarter. The question is…now what? It seems to us that while the economy is strengthening, a strong U.S. Dollar may partially offset this impact on corporate earnings overall in 2017. Will psychology and sentiment continue to exude optimism about earnings potential for 2018 and beyond, if 2017 estimates do not move sharply higher? Our best guess is that the small cap growth market will provide investors with opportunities in the coming year, as it usually does, after compounding at nearly 13.7% annually over the past five years. Our hope is that the upside will continue in 2017, but we will continue to build a Fund portfolio that we believe will provide protection from potential downside should it emerge.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional Shares.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

34

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Growth Fund Class I (formerly Institutional Class) on June 30, 2015, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2016.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG GW&K Small Cap Growth Fund [2,3,4]
Class I5	9.68%	(1.30)%	6/30/15
Russell 2000® Growth Index[6]	11.32%	0.64%	6/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during any given period.

[5]	Effective October 1, 2016, the Institutional Class was renamed Class I.

[6]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

35

AMG GW&K Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Small Cap Growth Fund*	Russell 2000® Growth Index
Information Technology	26.4%	24.2%
Health Care	20.0%	20.9%
Consumer Discretionary	18.1%	15.4%
Industrials	14.8%	16.8%
Financials	10.0%	5.7%
Materials	3.8%	5.2%
Real Estate	2.9%	5.5%
Consumer Staples	1.8%	3.1%
Energy	1.3%	1.6%
Telecommunication Services	0.0%	0.8%
Utilities	0.0%	0.8%
Other Assets and Liabilities	0.9%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Grand Canyon Education, Inc.**	3.4%
WageWorks, Inc.**	2.5
Burlington Stores, Inc.**	2.5
LogMeln, Inc.	2.4
Power Integrations, Inc.**	2.4
MarketAxess Holdings, Inc.**	2.3
Balchem Corp.	2.2
Ritchie Bros. Auctioneers, Inc.**	2.1
Pool Corp.**	2.1
Dave & Buster’s Entertainment, Inc.	2.0

Top Ten as a Group	23.9%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

36

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—18.1%
Build-A-Bear Workshop, Inc.*	1,605	$22,069
Burlington Stores, Inc.*	645	54,664
Chuy’s Holdings, Inc.*	1,144	37,123
Dave & Buster’s Entertainment, Inc.*	802	45,153
Five Below, Inc.*	1,015	40,559
Fox Factory Holding Corp.*	1,150	31,913
Grand Canyon Education, Inc.*	1,285	75,108
Hibbett Sports, Inc.*,1	505	18,836
Oxford Industries, Inc.	425	25,555
Pool Corp.	455	47,475
Vitamin Shoppe, Inc.*	280	6,650
Total Consumer Discretionary		405,105
Consumer Staples—1.8%
Amplify Snack Brands, Inc.*,1	1,345	11,849
PriceSmart, Inc.	330	27,555
Total Consumer Staples		39,404
Energy—1.3%
Matador Resources Co.*,1	1,145	29,495
Financials—10.0%
Encore Capital Group, Inc.*	785	22,490
Greenhill & Co., Inc.	385	10,664
Heritage Insurance Holdings, Inc.	970	15,200
MarketAxess Holdings, Inc.	345	50,687
Pinnacle Financial Partners, Inc.	399	27,651
PrivateBancorp, Inc.	785	42,539
Stifel Financial Corp.*	440	21,978
Texas Capital Bancshares, Inc.*	395	30,968
Total Financials		222,177
Health Care—20.0%
ABIOMED, Inc.*	205	23,099
Acadia Healthcare Co., Inc.*,1	550	18,205
Amicus Therapeutics, Inc.*,1	3,310	16,451
Bruker Corp.	715	15,144
Catalent, Inc.*	1,140	30,734
Cotiviti Holdings, Inc.*,1	872	29,997
DBV Technologies, S.A., Sponsored ADR*	855	30,036
Endologix, Inc.*	1,350	7,722
Globus Medical, Inc., Class A*	1,205	29,896
ICU Medical, Inc.*	230	33,890

	Shares	Value
Impax Laboratories, Inc.*	730	$9,672
INC Research Holdings, Inc., Class A*	730	38,398
Inotek Pharmaceuticals Corp.*,1	2,520	15,372
Medidata Solutions, Inc.*	735	36,507
Neurocrine Biosciences, Inc.*	715	27,670
Retrophin, Inc.*	1,115	21,107
West Pharmaceutical Services, Inc.	370	31,387
Wright Medical Group N.V.*	1,370	31,483
Total Health Care		446,770
Industrials—14.8%
CEB, Inc.	430	26,058
Exponent, Inc.	445	26,834
Graco, Inc.	365	30,328
HEICO Corp.	545	42,047
Knight Transportation, Inc.	670	22,144
Ritchie Bros. Auctioneers, Inc.	1,405	47,770
SiteOne Landscape Supply, Inc.*	935	32,473
Thermon Group Holdings, Inc.*	630	12,027
WageWorks, Inc.*	755	54,738
Woodward, Inc.	525	36,251
Total Industrials		330,670
Information Technology—26.4%
Blackbaud, Inc.	475	30,400
Bottomline Technologies, Inc.*	725	18,140
Cabot Microelectronics Corp.	370	23,373
Callidus Software, Inc.*	1,340	22,512
Cardtronics PLC, Class A*	550	30,014
Cognex Corp.	504	32,064
CyberArk Software, Ltd.*	420	19,110
EPAM Systems, Inc.*,1	570	36,657
ExlService Holdings, Inc.*	431	21,740
Forrester Research, Inc.	865	37,152
HubSpot, Inc.*	645	30,315
Intralinks Holdings, Inc.*,1	1,195	16,156
LogMeln, Inc.	560	54,068
MACOM Technology Solutions Holdings, Inc.*,1	635	29,388
MAXIMUS, Inc.	370	20,642
Mimecast, Ltd.*	755	13,514
Power Integrations, Inc.	775	52,584
Tyler Technologies, Inc.*	285	40,689
VeriFone Systems, Inc.*	950	16,844

The accompanying notes are an integral part of these financial statements.

37

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—26.4% (continued)
Xactly Corp.*	1,634	$17,975
Zebra Technologies Corp., Class A*	300	25,728
Total Information Technology		589,065
Materials—3.8%
Balchem Corp.	595	49,932
Flotek Industries, Inc.*	1,160	10,892
KapStone Paper and Packaging Corp.	1,045	23,042
Total Materials		83,866
Real Estate—2.9%
STAG Industrial, Inc.	1,270	30,315
Sun Communities, Inc.	455	34,858
Total Real Estate		65,173
Total Common Stocks (cost $1,980,195)		2,211,725

	Principal Amount	Value
Short-Term Investments—9.2%
Repurchase Agreements—6.8%[5]
Citigroup Global Markets, Inc., dated 12/30/16, due 01/03/17, 0.510% total to be received $151,684 (collateralized by various U.S. Government Agency Obligations, 0.125%—1.750%, 04/15/20—01/15/28, totaling $154,709)	$151,675	$151,675

	Shares
Other Investment Companies—2.4%[6]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	53,964	53,964
Total Short-Term Investments (cost $205,639)		205,639
Total Investments—108.3% (cost $2,185,834)		2,417,364
Other Assets, less Liabilities—(8.3)%		(186,272)
Net Assets—100.0%		$2,231,092

The accompanying notes are an integral part of these financial statements.

38

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation based on federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG GW&K Enhanced Core Bond Fund	$114,283,906	$739,296	$(1,519,105)	$(779,809)
AMG GW&K Municipal Bond Fund	948,229,332	2,475,577	(23,497,109)	(21,021,532)
AMG GW&K Municipal Enhanced Yield Fund	221,425,423	2,610,932	(7,279,294)	(4,668,362)
AMG GW&K Small Cap Core Fund	366,356,038	102,981,910	(21,159,720)	81,822,190
AMG GW&K Small Cap Growth Fund	2,243,064	341,488	(167,189)	174,299

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$3,903,125	3.4%

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,822,235	1.6%
AMG GW&K Small Cap Core Fund	25,772,801	6.1%
AMG GW&K Small Cap Growth Fund	146,315	6.6%

[2]	Variable Rate Security. The rate listed is as of December 31, 2016, and is periodically reset subject to terms and conditions set forth in the debenture.
[3]	Perpetuity Bond. The date shown is the final call date.
[4]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,100,484	1.0%
AMG GW&K Municipal Bond Fund	5,685,258	0.6%

[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[6]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[7]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2016, amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Enhanced Yield Fund	$2,820,750	1.3%

[8]	Securities are available for collateral in connection with purchases on a delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

39

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Enhanced Core Bond Fund
Investments in Securities
Corporate Bonds and Notes†	—	$58,013,953	—	$58,013,953
Municipal Bonds††	—	7,603,797	—	7,603,797
U.S. Government and Agency Obligations†	—	40,794,350	—	40,794,350
Short-Term Investments
Repurchase Agreements	—	1,888,919	—	1,888,919
Other Investment Companies	$5,203,078	—	—	5,203,078

Total Investments in Securities	$5,203,078	$108,301,019	—	$113,504,097

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$915,509,522	—	$915,509,522
Short-Term Investments	$11,698,278	—	—	$11,698,278

Total Investments in Securities	$11,698,278	$915,509,522	—	$927,207,800

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$215,017,461	—	$215,017,461
Short-Term Investments	$1,739,600	—	—	$1,739,600

Total Investments in Securities	$1,739,600	$215,017,461	—	$216,757,061

The accompanying notes are an integral part of these financial statements.

40

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Core Fund
Investments in Securities
Common Stocks†††	$414,509,501	—	—	$414,509,501
Short-Term Investments
Repurchase Agreements	—	$26,583,633	—	$26,583,633
Other Investment Companies	$7,085,094	—	—	7,085,094

Total Investments in Securities	$421,594,595	$26,583,633	—	$448,178,228

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Growth Fund
Investments in Securities
Common Stocks†††	$2,211,725	—	—	$2,211,725
Short-Term Investments
Repurchase Agreements	—	$151,675	—	$151,675
Other Investment Companies	$53,964	—	—	53,964

Total Investments in Securities	$2,265,689	$151,675	—	$2,417,364

†	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
††	All municipal bonds held in the Funds are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Schedule of Portfolio Investments.
†††	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of an ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

COPS:	Certificates of Participation
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
MTN:	Medium-Term Notes
PLC:	Public Limited Company
National Insured:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

December 31, 2016

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small Cap Growth Fund#
Assets:
Investments at value* (including securities on loan valued at $1,822,235, $0, $0, $25,772,801 and $146,315, respectively)	$113,504,097	$927,207,800	$216,757,061	$448,178,228	$2,417,364
Receivable for Fund shares sold	830,491	19,016,829	1,290,827	642,378	—
Dividends, interest and other receivables	1,066,645	11,529,112	2,309,830	844,532	987
Receivable from affiliate	62,565	99,188	35,646	14,853	13,345
Prepaid expenses	36,013	36,301	31,544	28,222	9,655
Total assets	115,499,811	957,889,230	220,424,908	449,708,213	2,441,351
Liabilities:
Payable upon return of securities loaned	1,888,919	—	—	26,583,633	151,675
Payable for investments purchased	—	—	—	874,136	7,588
Payable for delayed delivery investments purchased	—	—	2,729,125	—	—
Payable for Fund shares repurchased	182,712	34,508,256	1,708,017	411,954	—
Payable to Affiliate	—	—	—	—	12,623
Accrued expenses:
Investment advisory and management fees	45,629	170,067	94,784	270,830	1,392
Administrative fees	15,209	121,991	28,435	54,166	278
Shareholder service fees—Class N	—	2,904	908	2,837	—
Shareholder service fees—Class S	3,149	26,811	4,240	5,704	—
Distribution fees—Class N	3,463	6,865	908	7,792	—
Distribution fees—Class C	6,695	—	—	—	—
Professional fees	43,459	40,142	34,696	27,787	24,652
Trustees fees and expenses	78	529	141	196	1
Other	44,652	90,624	30,578	47,871	12,050
Total liabilities	2,233,965	34,968,189	4,631,832	28,286,906	210,259
Net Assets	$113,265,846	$922,921,041	$215,793,076	$421,421,307	$2,231,092
* Investments at cost	$114,283,341	$948,229,325	$221,263,335	$366,263,449	$2,185,834

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small Cap Growth Fund#
Net Assets Represent:
Paid-in capital	$118,625,906	$945,309,410	$222,727,043	$340,271,262	$2,058,357
Undistributed net investment income	9,070	—	—	—	—
Accumulated net realized loss from investments	(4,589,886)	(1,366,844)	(2,427,693)	(764,734)	(58,795)
Net unrealized appreciation (depreciation) of investments	(779,244)	(21,021,525)	(4,506,274)	81,914,779	231,530
Net Assets	$113,265,846	$922,921,041	$215,793,076	$421,421,307	$2,231,092
Class N:
Net Assets	$16,115,222	$31,406,458	$4,184,299	$35,760,404	n/a
Shares outstanding	1,666,966	2,790,665	444,922	1,455,377	n/a
Net asset value, offering and redemption price per share	$9.67	$11.25	$9.40	$24.57	n/a
Class S:
Net Assets	$37,951,844	$163,149,394	$16,415,435	$17,689,174	n/a
Shares outstanding	3,910,973	14,469,779	1,744,409	713,877	n/a
Net asset value, offering and redemption price per share	$9.70	$11.28	$9.41	$24.78	n/a
Class C:
Net Assets	$7,841,902	n/a	n/a	n/a	n/a
Shares outstanding	811,792	n/a	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$9.66	n/a	n/a	n/a	n/a
Class I:
Net Assets	$51,356,878	$728,365,189	$195,193,342	$367,971,729	$2,231,092
Shares outstanding	5,295,792	64,391,388	20,775,707	14,814,672	227,735
Net asset value, offering and redemption price per share	$9.70	$11.31	$9.40	$24.84	$9.80

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the year ended December 31, 2016

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small Cap Growth Fund#
Investment Income:
Interest income	$3,655,621	$17,077,382	$8,790,688	$521	—
Dividend income	1,529	13,071	3,227	5,184,990 [1]	$9,472
Securities lending income	6,224	—	—	89,815	346
Miscellaneous income	1,706	—	—	—	—
Foreign withholding tax	—	—	—	(16,374)	(117)
Total investment income	3,665,080	17,090,453	8,793,915	5,258,952	9,701
Expenses:
Investment advisory and management fees	532,161	2,983,587	1,246,410	2,904,313	12,743
Administrative fees	220,615	2,133,320	561,668	865,041	3,730
Distribution fees—Class N	45,948	81,371	14,842	87,786	—
Distribution fees—Class C	96,699	—	—	—	—
Shareholder servicing fees—Class N	—	38,386	14,842	49,869	—
Shareholder servicing fees—Class S	32,243	248,404	13,565	38,479	—
Professional fees	55,254	106,576	53,883	56,414	28,332
Registration fees	49,628	52,839	44,897	38,613	16,221
Transfer agent fees	34,810	46,129	14,882	22,395	332
Custodian fees	23,341	78,344	25,127	26,072	5,874
Reports to shareholders	17,700	36,730	13,800	38,599	8,758
Trustees fees and expenses	8,275	69,934	18,855	29,608	111
Miscellaneous	6,067	29,942	8,682	12,245	2,126
Total expenses before offsets	1,122,741	5,905,562	2,031,453	4,169,434	78,227
Fee waivers	—	—	(170,667)	—	—
Expense reimbursements	(249,870)	(2,293,974)	(222,096)	(314,503)	(62,087)
Expense reductions	—	—	—	(18,738)	—
Net expenses	872,871	3,611,588	1,638,690	3,836,193	16,140
Net investment income (loss)	2,792,209	13,478,865	7,155,225	1,422,759	(6,439)
Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on investments	837,864	11,765,887	6,721,972	14,201,155	(28,503)
Net change in unrealized appreciation (depreciation) of investments	(777,068)	(37,153,635)	(13,050,976)	49,509,033	252,237
Net realized and unrealized gain (loss)	60,796	(25,387,748)	(6,329,004)	63,710,188	223,734
Net increase (decrease) in net assets resulting from operations	$2,853,005	$(11,908,883)	$826,221	$65,132,947	$217,295

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividend of $976,975.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

For the years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$2,792,209	$2,589,414	$13,478,865	$11,879,981
Net realized gain (loss) on investments	837,864	(5,132,363)	11,765,887	12,154,764
Net change in unrealized appreciation (depreciation) of investments	(777,068)	(631,280)	(37,153,635)	3,671,047
Net increase (decrease) in net assets resulting from operations	2,853,005	(3,174,229)	(11,908,883)	27,705,792
Distributions to Shareholders:
From net investment income:
Class N	(414,745)	(757,792)	(337,669)	(307,554)
Class S	(777,513)	(121,235)	(2,154,034)	(1,760,792)
Class C	(137,712)	(284,731)	—	—
Class I	(1,453,169)	(1,459,487)	(11,028,510)	(9,837,254)
From net realized gain on investments:
Class N	—	—	(579,320)	(345,596)
Class S	—	—	(3,103,417)	(1,606,917)
Class C	—	—	—	—
Class I	—	—	(13,370,506)	(8,166,806)
Total distributions to shareholders	(2,783,139)	(2,623,245)	(30,573,456)	(22,024,919)
Capital Share Transactions:[1]
Net increase from capital share transactions	27,097,678	4,076,345	153,597,847	290,819,321
Total increase (decrease) in net assets	27,167,544	(1,721,129)	111,115,508	296,500,194
Net Assets:
Beginning of year	86,098,302	87,819,431	811,805,533	515,305,339
End of year	$113,265,846	$86,098,302	$922,921,041	$811,805,533
End of year undistributed net investment income	$9,070	—	—	—

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Statements of Changes in Net Assets (continued)

For the year ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Growth Fund*
	2016#	2015	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$7,155,225	$7,963,038	$1,422,759	$433,600	$(6,439)	$(1,792)
Net realized gain (loss) on investments	6,721,972	4,973,058	14,201,155	13,481,106	(28,503)	(23,431)
Net change in unrealized appreciation (depreciation) of investments	(13,050,976)	(3,739,962)	49,509,033	(24,005,209)	252,237	(20,707)
Net increase (decrease) in net assets resulting from operations	826,221	9,196,134	65,132,947	(10,090,503)	217,295	(45,930)
Distributions to Shareholders:
From net investment income:
Class N	(141,532)	(139,414)	—	—	—	—
Class S	(483,507)	(562,790)	(32,695)	(33,789)	—	—
Class I	(6,534,101)	(7,264,910)	(1,399,673)	(710,270)	(1,135)	—
From net realized gain on investments:
Class N	(189,462)	(71,420)	(1,490,651)	(1,421,265)	—	—
Class S	(751,847)	(208,173)	(721,953)	(1,479,651)	—	—
Class I	(9,105,322)	(2,744,562)	(15,063,218)	(12,008,340)	—	—
Total distributions to shareholders	(17,205,771)	(10,991,269)	(18,708,190)	(15,653,315)	(1,135)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(1,420,098)	(15,159,353)	185,281	26,453,362	841,781	1,219,081
Total increase (decrease) in net assets	(17,799,648)	(16,954,488)	46,610,038	709,544	1,057,941	1,173,151
Net Assets:
Beginning of year	233,592,724	250,547,212	374,811,269	374,101,725	1,173,151	—
End of year	$215,793,076	$233,592,724	$421,421,307	$374,811,269	$2,231,092	$1,173,151
End of year undistributed net investment income	—	$253	—	—	—	—

*	Commencement of operations was on June 30, 2015.
#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

46

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.58	$10.22	$9.96	$11.24	$10.81
Income from Investment Operations:
Net investment income[1,2]	0.22	0.29	0.29	0.24	0.44
Net realized and unrealized gain (loss) on investments	0.09	(0.64)	0.26	(0.21)	0.58
Total income (loss) from investment operations	0.31	(0.35)	0.55	0.03	1.02
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.29)	(0.29)	(0.26)	(0.48)
Net realized gain on investments	—	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.22)	(0.29)	(0.29)	(1.31)	(0.59)
Net Asset Value, End of Year	$9.67	$9.58	$10.22	$9.96	$11.24
Total Return[2]	3.26%[4]	(3.51)%[4]	5.58%	0.29%	9.53%
Ratio of net expenses to average net assets (with offsets/reductions)	0.84%	0.84%	0.84%	0.86%[5]	0.84%[6]
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.84%	0.86%[5]	0.84%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%	1.07%	1.09%	1.08%[5]	1.04%[6]
Ratio of net investment income to average net assets[2]	2.27%	2.87%	2.82%	2.14%[5]	3.92%[6]
Portfolio turnover	88%	57%	22%	43%	110%
Net assets at end of year (000’s omitted)	$16,115	$20,203	$27,444	$32,009	$41,772

	For the years ended December 31,				For the period from December 1, 2012 through
Class S	2016#	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$9.62	$10.26	$9.99	$11.28	$11.41
Income from Investment Operations:
Net investment income[1,2]	0.24	0.30	0.31	0.26	0.02
Net realized and unrealized gain (loss) on investments	0.08	(0.63)	0.27	(0.22)	0.01
Total income (loss) from investment operations	0.32	(0.33)	0.58	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.31)	(0.31)	(0.28)	(0.05)
Net realized gain on investments	—	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.24)	(0.31)	(0.31)	(1.33)	(0.16)
Net Asset Value, End of Period	$9.70	$9.62	$10.26	$9.99	$11.28
Total Return[2]	3.31%	(3.30)%	5.84%	0.41%	0.26%[18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.69%	0.67%	0.65%	0.69%[5]	0.64%[6,19]
Ratio of expenses to average net assets (with offsets)	0.69%	0.67%	0.65%	0.69%[5]	0.64%[6,19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.90%	0.90%	0.90%	0.91%[5]	0.90%[6,19]
Ratio of net investment income to average net assets[2]	2.39%	2.96%	3.00%	2.31%[5]	2.07%[6,19]
Portfolio turnover	88%	57%	22%	43%	110%
Net assets at end of period (000’s omitted)	$37,952	$7,463	$2,480	$1,563	$10

47

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class C	2016	2015	2014	2013	2012††
Net Asset Value, Beginning of Year	$9.57	$10.20	$9.94	$11.22	$10.79
Income from Investment Operations:
Net investment income[1,2]	0.15	0.21	0.21	0.15	0.36
Net realized and unrealized gain (loss) on investments	0.08	(0.63)	0.26	(0.20)	0.57
Total income (loss) from investment operations	0.23	(0.42)	0.47	(0.05)	0.93
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.21)	(0.21)	(0.18)	(0.39)
Net realized gain on investments	—	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.14)	(0.21)	(0.21)	(1.23)	(0.50)
Net Asset Value, End of Year	$9.66	$9.57	$10.20	$9.94	$11.22
Total Return[2]	2.40%	(4.15)%[4]	4.79%	(0.50)%[4]	8.72%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.59%	1.59%	1.59%	1.61%[5]	1.59%[6]
Ratio of expenses to average net assets (with offsets)	1.59%	1.59%	1.59%	1.61%[5]	1.59%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.80%	1.82%	1.84%	1.83%[5]	1.79%[6]
Ratio of net investment income to average net assets[2]	1.53%	2.12%	2.07%	1.38%[5]	3.18%[6]
Portfolio turnover	88%	57%	22%	43%	110%
Net assets at end of year (000’s omitted)	$7,842	$11,031	$15,927	$20,793	$33,026

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.61	$10.25	$9.99	$11.28	$10.84
Income from Investment Operations:
Net investment income[1,2]	0.25	0.31	0.31	0.27	0.47
Net realized and unrealized gain (loss) on investments	0.09	(0.63)	0.27	(0.22)	0.58
Total income (loss) from investment operations	0.34	(0.32)	0.58	0.05	1.05
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.32)	(0.32)	(0.29)	(0.50)
Net realized gain on investments	—	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.25)	(0.32)	(0.32)	(1.34)	(0.61)
Net Asset Value, End of Year	$9.70	$9.61	$10.25	$9.99	$11.28
Total Return[2]	3.52%[4]	(3.15)%	5.85%	0.46%	9.89%
Ratio of net expenses to average net assets (with offsets/reductions)	0.59%	0.59%	0.59%	0.61%[5]	0.59%[6]
Ratio of expenses to average net assets (with offsets)	0.59%	0.59%	0.59%	0.61%[5]	0.59%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.80%	0.82%	0.84%	0.83%[5]	0.79%[6]
Ratio of net investment income to average net assets[2]	2.51%	3.10%	3.05%	2.39%[5]	4.21%[6]
Portfolio turnover	88%	57%	22%	43%	110%
Net assets at end of year (000’s omitted)	$51,357	$47,402	$41,968	$59,182	$65,573

48

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.70	$11.61	$11.02	$11.52	$11.21
Income from Investment Operations:
Net investment income[1,2]	0.13	0.15	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.25)	0.24	0.63	(0.47)	0.38
Total income (loss) from investment operations	(0.12)	0.39	0.81	(0.29)	0.58
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.15)	(0.18)	(0.17)	(0.19)
Net realized gain on investments	(0.21)	(0.15)	(0.04)	(0.04)	(0.08)
Total distributions to shareholders	(0.33)	(0.30)	(0.22)	(0.21)	(0.27)
Net Asset Value, End of Year	$11.25	$11.70	$11.61	$11.02	$11.52
Total Return[2]	(1.05)%	3.36%	7.39%	(2.51)%[4]	5.27%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.82%	0.80%	0.81%[7]	0.80%[8]
Ratio of expenses to average net assets (with offsets)	0.71%	0.82%	0.80%	0.81%[7]	0.80%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	1.13%	1.12%	1.17%[7]	1.18%[8]
Ratio of net investment income to average net assets[2]	1.08%	1.28%	1.55%	1.56%[7]	1.71%[8]
Portfolio turnover	66%	78%	31%	28%	39%
Net assets at end of year (000’s omitted)	$31,406	$27,362	$23,572	$28,655	$22,726

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.73	$11.63	$11.04	$11.54	$11.23
Income from Investment Operations:
Net investment income[1,2]	0.15	0.19	0.21	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.24	0.63	(0.47)	0.38
Total income (loss) from investment operations	(0.08)	0.43	0.84	(0.26)	0.61
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.18)	(0.21)	(0.20)	(0.22)
Net realized gain on investments	(0.21)	(0.15)	(0.04)	(0.04)	(0.08)
Total distributions to shareholders	(0.37)	(0.33)	(0.25)	(0.24)	(0.30)
Net Asset Value, End of Year	$11.28	$11.73	$11.63	$11.04	$11.54
Total Return[2]	(0.77)%	3.77%	7.62%	(2.24)%	5.53%
Ratio of net expenses to average net assets (with offsets/reductions)	0.49%	0.51%	0.52%	0.53%[7]	0.55%[8]
Ratio of expenses to average net assets (with offsets)	0.49%	0.51%	0.52%	0.53%[7]	0.55%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.73%	0.82%	0.84%	0.89%[7]	0.93%[8]
Ratio of net investment income to average net assets[2]	1.31%	1.59%	1.82%	1.84%[7]	1.97%[8]
Portfolio turnover	66%	78%	31%	28%	39%
Net assets at end of year (000’s omitted)	$163,149	$128,684	$98,152	$53,024	$35,444

49

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.77	$11.67	$11.08	$11.58	$11.26
Income from Investment Operations:
Net investment income[1,2]	0.17	0.21	0.23	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.25)	0.24	0.63	(0.47)	0.40
Total income (loss) from investment operations	(0.08)	0.45	0.86	(0.24)	0.65
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.20)	(0.23)	(0.22)	(0.25)
Net realized gain on investments	(0.21)	(0.15)	(0.04)	(0.04)	(0.08)
Total distributions to shareholders	(0.38)	(0.35)	(0.27)	(0.26)	(0.33)
Net Asset Value, End of Year	$11.31	$11.77	$11.67	$11.08	$11.58
Total Return[2]	(0.70)%	3.94%	7.80%	(2.02)%	5.80%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.34%	0.34%	0.36%[7]	0.35%[8]
Ratio of expenses to average net assets (with offsets)	0.34%	0.34%	0.34%	0.36%[7]	0.35%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.58%	0.65%	0.66%	0.72%[7]	0.73%[8]
Ratio of net investment income to average net assets[2]	1.45%	1.76%	2.00%	2.01%[7]	2.15%[8]
Portfolio turnover	66%	78%	31%	28%	39%
Net assets at end of year (000’s omitted)	$728,365	$655,760	$393,581	$204,711	$121,609

50

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.08	$10.16	$8.98	$10.24	$9.55
Income from Investment Operations:
Net investment income[1,2]	0.25	0.30	0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.23)	0.05	1.18	(1.18)	0.93
Total income (loss) from investment operations	0.02	0.35	1.52	(0.83)	1.29
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.30)	(0.34)	(0.36)	(0.36)
Net realized gain on investments	(0.45)	(0.13)	—	(0.07)	(0.24)
Total distributions to shareholders	(0.70)	(0.43)	(0.34)	(0.43)	(0.60)
Net Asset Value, End of Year	$9.40	$10.08	$10.16	$8.98	$10.24
Total Return[2]	0.10%	3.57%	17.14%	(8.27)%[4]	13.69%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.14%	1.07%	1.00%	1.12%[9]	1.07%[10]
Ratio of expenses to average net assets (with offsets)	1.14%	1.07%	1.00%	1.12%[9]	1.07%[10]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.30%	1.25%	1.19%	1.30%[9]	1.27%[10]
Ratio of net investment income to average net assets[2]	2.38%	2.98%	3.46%	3.58%[9]	3.53%[10]
Portfolio turnover	172%	120%	83%	52%	70%
Net assets at end of year (000’s omitted)	$4,184	$5,500	$8,507	$8,030	$21,413

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.09	$10.16	$8.98	$10.23	$9.54
Income from Investment Operations:
Net investment income[1,2]	0.29	0.34	0.36	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.22)	0.06	1.18	(1.18)	0.93
Total income (loss) from investment operations	0.07	0.40	1.54	(0.80)	1.31
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.34)	(0.36)	(0.38)	(0.38)
Net realized gain on investments	(0.45)	(0.13)	—	(0.07)	(0.24)
Total distributions to shareholders	(0.75)	(0.47)	(0.36)	(0.45)	(0.62)
Net Asset Value, End of Year	$9.41	$10.09	$10.16	$8.98	$10.23
Total Return[2]	0.55%	4.07%	17.39%	(7.95)%	13.90%
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.71%	0.72%	0.78%[9]	0.86%[10]
Ratio of expenses to average net assets (with offsets)	0.72%	0.71%	0.72%	0.78%[9]	0.86%[10]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.88%	0.89%	0.91%	0.96%[9]	1.06%[10]
Ratio of net investment income to average net assets[2]	2.81%	3.35%	3.68%	3.99%[9]	3.74%[10]
Portfolio turnover	172%	120%	83%	52%	70%
Net assets at end of year (000’s omitted)	$16,415	$16,036	$15,757	$5,222	$6,401

51

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.07	$10.14	$8.97	$10.22	$9.53
Income from Investment Operations:
Net investment income[1,2]	0.30	0.34	0.37	0.39	0.40
Net realized and unrealized gain (loss) on investments	(0.22)	0.07	1.17	(1.17)	0.93
Total income (loss) from investment operations	0.08	0.41	1.54	(0.78)	1.33
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.35)	(0.37)	(0.40)	(0.40)
Net realized gain on investments	(0.45)	(0.13)	—	(0.07)	(0.24)
Total distributions to shareholders	(0.75)	(0.48)	(0.37)	(0.47)	(0.64)
Net Asset Value, End of Year	$9.40	$10.07	$10.14	$8.97	$10.22
Total Return[2]	0.70%	4.15%	17.45%	(7.80)%	14.13%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.64%	0.64%	0.66%[9]	0.65%[10]
Ratio of expenses to average net assets (with offsets)	0.64%	0.64%	0.64%	0.66%[9]	0.65%[10]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.80%	0.82%	0.83%	0.84%[9]	0.85%[10]
Ratio of net investment income to average net assets[2]	2.89%	3.42%	3.83%	4.08%[9]	3.96%[10]
Portfolio turnover	172%	120%	83%	52%	70%
Net assets at end of year (000’s omitted)	$195,193	$212,057	$226,284	$201,161	$294,983

52

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class N	2016#		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$21.80		$23.39	$24.34	$17.72	$15.87
Income from Investment Operations:
Net investment income (loss)[1,2]	0.00	##,11	(0.06)[12]	(0.07)[13]	(0.07)[14]	0.14 [15]
Net realized and unrealized gain (loss) on investments	3.81		(0.64)	0.46	7.56	2.15
Total income (loss) from investment operations	3.81		(0.70)	0.39	7.49	2.29
Less Distributions to Shareholders from:
Net investment income	—		—	—	—	(0.08)
Net realized gain on investments	(1.04)		(0.89)	(1.34)	(0.87)	(0.36)
Total distributions to shareholders	(1.04)		(0.89)	(1.34)	(0.87)	(0.44)
Net Asset Value, End of Year	$24.57		$21.80	$23.39	$24.34	$17.72
Total Return[2]	17.44%		(3.02)%	1.53%	42.26%	14.45%
Ratio of net expenses to average net assets (with offsets/reductions)	1.33%		1.35%	1.42%	1.37%[16]	1.41%[17]
Ratio of expenses to average net assets (with offsets)	1.33%		1.35%	1.42%	1.37%[16]	1.41%[17]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.42%		1.46%	1.53%	1.50%[16]	1.62%[17]
Ratio of net investment income (loss) to average net assets[2]	0.01%		(0.24)%	(0.28)%	(0.32)%[16]	0.78%[17]
Portfolio turnover	19%		16%	26%	19%	14%
Net assets at end of year (000’s omitted)	$35,760		$35,691	$37,995	$69,992	$14,707

	For the years ended December 31,
Class S	2016#		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$21.97		$23.53	$24.42	$17.73	$15.85
Income from Investment Operations:
Net investment income (loss)[1,2]	0.04	[11]	0.01 [12]	0.04 [13]	(0.02)[14]	0.06 [15]
Net realized and unrealized gain (loss) on investments	3.87		(0.65)	0.43	7.58	2.26
Total income (loss) from investment operations	3.91		(0.64)	0.47	7.56	2.32
Less Distributions to Shareholders from:
Net investment income	(0.05)		(0.02)	(0.01)	—	(0.08)
Net realized gain on investments	(1.05)		(0.90)	(1.35)	(0.87)	(0.36)
Total distributions to shareholders	(1.10)		(0.92)	(1.36)	(0.87)	(0.44)
Net Asset Value, End of Year	$24.78		$21.97	$23.53	$24.42	$17.73
Total Return[2]	17.75%		(2.75)%	1.86%	42.64%[4]	14.67%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.06%		1.07%	1.10%	1.13%[16]	1.20%[17]
Ratio of expenses to average net assets (with offsets)	1.06%		1.07%	1.10%	1.13%[16]	1.20%[17]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.16%		1.18%	1.22%	1.26%[16]	1.41%[17]
Ratio of net investment income (loss) to average net assets[2]	0.16%		0.03%	0.16%	(0.09)%[16]	0.44%[17]
Portfolio turnover	19%		16%	26%	19%	14%
Net assets at end of year (000’s omitted)	$17,689		$36,739	$44,806	$35,836	$13,052

53

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$22.04	$23.61	$24.49	$17.76	$15.87
Income from Investment Operations:
Net investment income[1,2]	0.10 [11]	0.04 [12]	0.07 [13]	0.02 [14]	0.14 [15]
Net realized and unrealized gain (loss) on investments	3.86	(0.65)	0.44	7.58	2.23
Total income (loss) from investment operations	3.96	(0.61)	0.51	7.60	2.37
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.05)	(0.04)	—	(0.12)
Net realized gain on investments	(1.06)	(0.91)	(1.35)	(0.87)	(0.36)
Total distributions to shareholders	(1.16)	(0.96)	(1.39)	(0.87)	(0.48)
Net Asset Value, End of Year	$24.84	$22.04	$23.61	$24.49	$17.76
Total Return[2]	17.90%	(2.63)%	2.04%	42.81%[4]	14.97%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.94%	0.95%	0.95%	0.97%[16]	0.96%[17]
Ratio of expenses to average net assets (with offsets)	0.94%	0.95%	0.95%	0.97%[16]	0.96%[17]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.03%	1.06%	1.07%	1.10%[16]	1.17%[17]
Ratio of net investment income to average net assets[2]	0.43%	0.17%	0.30%	0.07%[16]	0.84%[17]
Portfolio turnover	19%	16%	26%	19%	14%
Net assets at end of year (000’s omitted)	$367,972	$302,381	$291,301	$168,854	$76,673

54

AMG GW&K Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,	For the period from June 30, 2015 through December 31, 2015**
Class I	2016#
Net Asset Value, Beginning of Period	$8.95	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.89	(1.03)
Total income (loss) from investment operations	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.01)	—
Net Asset Value, End of Period	$9.80	$8.95
Total Return[2]	9.55%[4]	(10.50)%[18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.95%[19]
Ratio of expenses to average net assets (with offsets)	0.95%	0.95%[19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.60%	11.39%[19]
Ratio of net investment loss to average net assets[2]	(0.38)%	(0.39)%[19]
Portfolio turnover	48%	41%[18]
Net assets at end of period (000’s omitted)	$2,231	$1,173

55

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Core Fund were renamed Class N, Class S and Class I, respectively, and the Institutional Class of AMG GW&K Small Cap Growth Fund was renamed Class I.
##	Rounds to less than $0.01 per share.
*	Commencement of operations was December 1, 2012.
**	Commencement of operations was June 30, 2015.
††	Effective December 1, 2012, Class C shares were closed to all new investors.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waiver and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements).
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Class N, Class S, Class C and Class l, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Class N, Class S, Class C and Class l, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Class N, Class S and Class l, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Class N, Class S and Class l, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Class N, Class S and Class l, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Class N, Class S and Class l, respectively.
[11]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06), $(0.02) and $0.04 for the Class N, Class S and Class l, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05), $0.01 and $0.05 for the Class N, Class S and Class l, respectively.
[13]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Class N, Class S and Class l shares, respectively.
[14]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Class N, Class S and Class l respectively.
[15]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.03, $(0.05) and $0.03 for the Class N, Class S and Class l, respectively.
[16]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Class N, Class S and Class l, respectively.
[17]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Class N, Class S and Class l, respectively.
[18]	Not annualized.
[19]	Annualized.

56

Notes to Financial Statements

December 31, 2016

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small Cap Growth Fund (“Small Cap Growth”) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016 were renamed. Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class S and Class I, respectively; Small Cap Growth previously offered Institutional Class shares which were renamed Class I. Additionally, Enhanced Core Bond offers Class C shares. Small Cap Growth commenced operations on June 30, 2015.

Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 1, 2012, Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus. Effective November 1, 2013, Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trusts (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager for the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

57

Notes to Financial Statements (continued)

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core and Small Cap Growth had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended December 31, 2016, the impact on the expense ratios, if any, was $18,738 and $1, respectively, both less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to redesignation of dividends paid by the fund. Temporary differences are due to differences between book and tax treatment of losses for excise tax purposes and wash sales.

58

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Enhanced Core Bond		Municipal Bond*		Municipal Enhanced**		Small Cap Core		Small Cap Growth
Distributions paid from:	2016	2015	2016	2015	2016	2015	2016	2015	2016
Ordinary income	$2,783,139	$2,623,245	$13,518,971	$11,879,981	$7,158,615	$7,967,114	$1,432,368	$648,345	$764
Short-term capital gains	—	—	10,894,944	2,721,008	5,596,273	267,207	—	986,775	371
Long-term capital gains	—	—	6,159,541	7,423,930	4,450,883	2,756,948	17,275,822	14,018,195	—

	$2,783,139	$2,623,245	$30,573,456	$22,024,919	$17,205,771	$10,991,269	$18,708,190	$15,653,315	$1,135

*	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2016 and 2015 were $13,518,971 and $11,879,981, respectively.
**	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2016 and 2015 were $7,153,068 and $7,948,240, respectively.

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small Cap Growth
Capital loss carryforward	$4,225,768	—	—	—	—
Undistributed ordinary income	9,070	—	—	—	—
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—
Late year loss deferral	363,553	$1,366,837	$2,265,605	$672,144	$1,565

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Core’s and Small Cap Growth’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, Small Cap Core and Small Cap Growth will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term
Enhanced Core Bond	$807,428	$3,418,340

As of December 31, 2016, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth incur net capital losses for the year ended December 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trusts’ Declarations of Trust authorize for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

59

Notes to Financial Statements (continued)

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond				Municipal Bond
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	385,257	$3,795,029	745,685	$7,581,134	1,647,974	$19,577,982	1,539,109	$17,987,833
Reinvestment of distributions	27,286	268,301	53,402	536,159	75,000	856,921	54,114	632,448
Cost of shares repurchased	(853,785)	(8,384,944)	(1,376,533)	(13,764,481)	(1,270,324)	(14,901,658)	(1,285,745)	(14,916,621)

Net increase (decrease)	(441,242)	$(4,321,614)	(577,446)	$(5,647,188)	452,650	$5,533,245	307,478	$3,703,660

Class S:
Proceeds from sale of shares	3,892,108	$38,388,245	590,618	$5,851,078	10,232,475	$121,026,163	5,825,773	$68,099,858
Reinvestment of distributions	77,281	766,271	10,485	104,238	291,662	3,354,153	192,521	2,255,691
Cost of shares repurchased	(834,296)	(8,310,804)	(67,052)	(669,781)	(7,024,704)	(81,937,500)	(3,484,494)	(40,798,939)

Net increase	3,135,093	$30,843,712	534,051	$5,285,535	3,499,433	$42,442,816	2,533,800	$29,556,610

Class C:
Proceeds from sale of shares	2,517	$24,694	5,337	$53,505	—	—	—	—
Reinvestment of distributions	9,536	93,552	19,802	198,380	—	—	—	—
Cost of shares repurchased	(353,217)	(3,475,625)	(433,309)	(4,362,382)	—	—	—	—

Net decrease	(341,164)	$(3,357,379)	(408,170)	$(4,110,497)	—	—	—	—

Class I:
Proceeds from sale of shares	2,391,953	$23,618,757	1,630,862	$16,511,994	32,007,506	$379,279,837	33,123,648	$388,149,326
Reinvestment of distributions	145,492	1,436,923	143,327	1,438,083	2,035,999	23,482,851	1,438,936	16,900,334
Cost of shares repurchased	(2,172,562)	(21,122,721)	(937,260)	(9,401,582)	(25,376,090)	(297,140,902)	(12,559,632)	(147,490,609)

Net increase	364,883	$3,932,959	836,929	$8,548,495	8,667,415	$105,621,786	22,002,952	$257,559,051

60

Notes to Financial Statements (continued)

	Municipal Enhanced				Small Cap Core
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	569,848	$5,963,684	765,332	$7,817,267	171,093	$3,879,355	344,200	$8,072,293
Reinvestment of distributions	33,790	329,552	20,792	210,164	55,106	1,367,178	60,630	1,336,887
Cost of shares repurchased	(704,478)	(7,269,369)	(1,078,015)	(11,024,996)	(407,888)	(9,392,744)	(392,023)	(9,181,256)

Net increase (decrease)	(100,840)	$(976,133)	(291,891)	$(2,997,565)	(181,689)	$(4,146,211)	12,807	$227,924

Class S:
Proceeds from sale of shares	1,219,602	$12,565,944	1,115,492	$11,383,413	86,671	$2,032,563	162,317	$3,848,812
Reinvestment of distributions	127,122	1,234,918	76,444	770,964	29,980	750,402	35,688	792,991
Cost of shares repurchased	(1,192,382)	(12,156,404)	(1,152,453)	(11,693,012)	(1,074,660)	(25,613,152)	(430,228)	(10,436,822)

Net increase (decrease)	154,342	$1,644,458	39,483	$461,365	(958,009)	$(22,830,187)	(232,223)	$(5,795,019)

Class I:
Proceeds from sale of shares	6,118,953	$63,716,957	5,680,203	$57,465,629	2,961,740	$68,702,616	2,374,100	$56,191,800
Reinvestment of distributions	835,430	8,132,689	587,901	5,926,350	613,419	15,384,553	538,090	11,994,017
Cost of shares repurchased	(7,243,382)	(73,938,069)	(7,508,463)	(76,015,132)	(2,480,898)	(56,925,490)	(1,531,195)	(36,165,360)

Net increase (decrease)	(288,999)	$(2,088,423)	(1,240,359)	$(12,623,153)	1,094,261	$27,161,679	1,380,995	$32,020,457

	Small Cap Growth
	2016		2015
	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	148,293	$1,303,687	159,184	$1,476,468
Reinvestment of distributions	114	1,126	—	—
Cost of shares repurchased	(51,818)	(463,032)	(28,038)	(257,387)

Net increase	96,589	$841,781	131,146	$1,219,081

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Enhanced Core Bond—two collectively own 38%; Municipal Bond—two collectively own 68%; Municipal Enhanced—two collectively own 80%; Small Cap Core—three collectively own 65% and Small Cap Growth—two collectively own 89%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

61

Notes to Financial Statements (continued)

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Enhanced Core Bond, Small Cap Core and Small Cap Growth were $1,888,919, $26,583,633 and $151,675, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Enhanced Core Bond	0.45%
Municipal Bond*
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced	0.50%
Small Cap Core	0.75%
Small Cap Growth	0.75%

*	Effective October 1, 2016, Municipal Bond changed to a tiered management fee structure. Prior to October 1, 2016, the annual rate for Municipal Bond’s investment management fee was 0.35% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth to 0.59%, 0.34%, 0.64%, 0.95% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Funds’ contractual expense limitation amount.

For the year ended December 31, 2016, each Fund’s expiration of reimbursement is as follows:

Expiration Period	Enhanced Core Bond	Municipal Bond
Less than 1 year	$229,007	$1,312,291
Within 2 years	208,328	2,123,295
Within 3 years	249,870	2,293,974

Total Amount Subject to Reimbursement	$687,205	$5,729,560

Expiration Period	Municipal Enhanced	Small Cap Core
Less than 1 year	$232,205	$378,845
Within 2 years	205,861	405,914
Within 3 years	222,096	314,503

Total Amount Subject to Reimbursement	$660,162	$1,099,262

Expiration Period	Small Cap Growth
Less than 1 year	—
Within 2 years	$48,523
Within 3 years	57,742

Total Amount Subject to Reimbursement	$106,265

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio

62

Notes to Financial Statements (continued)

management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth paid an administration fee under a similar contract at an annual rate of 0.20%, 0.25%, 0.25%, 0.25% and 0.25%, respectively, of each Fund’s average daily net assets.

The Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2016, the amount waived was $170,667 or 0.08%. Effective October 1, 2016, the administration fee waiver was discontinued.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class N and Class C shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C shares or Class N shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond’s Class S shares and for each of the Class N and Class S shares of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class S shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2016, were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Enhanced Core Bond
Class S	0.10%	0.10%
Municipal Bond
Class N	0.25%	0.12%
Class S*	0.25%	0.15%
Municipal Enhanced
Class N	0.25%	0.25%
Class S*	0.25%	0.08%
Small Cap Core
Class N	0.25%	0.14%
Class S*	0.25%	0.12%

*	Effective October 1, 2016, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trusts, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trusts who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Administrator administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Enhanced Core Bond lent a maximum of $1,581,285 for 3 days earning interest in the amount of $109, and Small Cap Core lent a maximum of $2,796,955 for 11 days earning interest in the amount of $521. The interest amount is included in the Statement of Operations as interest income. Enhanced Core Bond borrowed $8,027,111 for one day paying interest of $234, and Municipal Bond borrowed a maximum of $6,022,988 for 8 days paying interest of $736. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For the year ended

63

Notes to Financial Statements (continued)

December 31, 2016, Municipal Enhanced Yield and Small Cap Growth neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2016, the Funds had no interfund loans outstanding.

The Investment Manager paid the initial state registration fees in the amount of $12,623 on behalf of Small Cap Growth. This balance is reflected as a Payable to Affiliate on the Statement of Assets and Liabilities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2016, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)
Fund	Purchases	Sales
Enhanced Core Bond	$90,766,795	$70,171,548
Municipal Bond	771,202,823	599,672,749
Municipal Enhanced	415,322,292	422,090,105
Small Cap Core	73,420,435	86,831,451
Small Cap Growth	1,634,387	806,769

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$33,802,795	$28,284,236

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Enhanced Core Bond	$1,822,235	$1,888,919
Small Cap Core	25,772,801	26,583,633
Small Cap Growth	146,315	151,675

5. COMMITMENTS AND CONTINGENCIES

Under each Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

64

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
		Financial Instruments Collateral	Cash Collateral Received	Net Amount
Enhanced Core Bond
Daiwa Capital Markets America	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	888,919	888,919	—	—

Totals	$1,888,919	$1,888,919	—	—

Small Cap Core
Citigroup Global Markets, Inc.	$6,313,720	$6,313,720	—	—
Daiwa Capital Markets America	6,313,720	6,313,720	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	1,328,753	1,328,753	—	—
Nomura Securities International, Inc.	6,313,720	6,313,720	—	—
State of Wisconsin Investment Board	6,313,720	6,313,720	—	—

Totals	$26,583,633	$26,583,633	—	—

Small Cap Growth
Citigroup Global Markets, Inc.	$151,675	$151,675	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective February 27, 2017, the name of Small Cap Growth will be changed to AMG GW&K Small/Mid Cap Fund and related changes to the Fund’s principal investment strategies will take effect. Effective February 27, 2017, the management fee for Small Cap Growth will be reduced from 0.75% to 0.65%, the contractual expense limitation amount will be reduced from 0.95% to 0.85%, the contractual expense limitation term will be extended to May 1, 2018, and Class N Shares and I Shares will be authorized to pay up to 0.15% and 0.10%, respectively, in shareholder servicing fees. Effective February 27, 2017, the Enhanced Core Bond will rename existing Class I Shares to Class Z Shares and then rename Class S Shares to Class I Shares; Municipal Enhanced Yield and Small Cap Core will issue new Class Z Shares and Small Cap Growth will issue new Class N and Class Z Shares. Effective

February 27, 2017, the management fee for Enhanced Core Bond will be reduced from 0.45% to 0.30%, the contractual expense limitation amount will be reduced from 0.59% to 0.48%, and the contractual expense limitation term will be extended to May 1, 2018. Effective February 27, 2017, shareholder servicing fees paid by Class N Shares of the Municipal Bond will decrease from up to 0.25% to up to 0.15% and Class I Shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Effective February 27, 2017, the management fee for Muni Enhanced Yield will be reduced from 0.50% to 0.45%, the contractual expense limitation amount will be reduced from 0.64% to 0.59%, the contractual expense limitation term will be extended to May 1, 2018, the maximum shareholder servicing fees paid by Class N Shares of Muni Enhanced Yield will decrease from up to 0.25% to up to 0.15% and Class I Shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Effective February 27, 2017 the management fee for the Small Cap Core will be reduced from 0.75% to 0.70%, the contractual expense limitation amount will be reduced from 0.95% to 0.90%, the contractual expense limitation term will be extended to May 1, 2018, the maximum shareholder servicing fees paid by Class N Shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I Shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Effective June 23, 2017, Municipal Bond, Municipal Enhanced Yield and Small Cap Core Class S Shares will be converted to Class I Shares.

65

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates $0, $6,159,541, $4,450,883, $17,275,822 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such fiscal year.

66

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND THE SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL CAP GROWTH FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small Cap Growth Fund (the “Funds”) as of December 31 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

67

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 68
• Oversees 67 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999—AMG Funds	Edward J. Kaier, 71
• Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP

(1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 53
• Oversees 69 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004—AMG Funds	Steven J. Paggioli, 66
• Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013	Richard F. Powers III, 71
• Oversees 67 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 58
• Trustee since 1999—AMG Funds • Trustee since 2000—AMG Funds II • Oversees 69 Funds in Fund Complex

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 69 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

• Trustee since 2004—AMG Funds	Thomas R. Schneeweis, 69
• Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board

Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 69 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

68

AMG Funds

Trustees and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 49
• Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 52
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • AMG Funds Treasurer since 1999 • AMG Funds II Treasurer since 2000 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

69

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769 Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR020-1216	| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG Renaissance Large Cap Growth Fund

Class N: MRLTX     |     Class I: MRLSX     |     Class Z: MRLIX

AMG Renaissance International Equity Fund

Class N: RIEIX     |     Class I: RIESX     |     Class Z: RIELX

www.amgfunds.com |	AR024-1216

AMG Funds
Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Renaissance Large Cap Growth Fund	4
AMG Renaissance International Equity Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	18
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	21
Detail of changes in assets for the past two fiscal years

Financial Highlights	22
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	26
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

TRUSTEES AND OFFICERS	34

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
	Ratio for	Account Value	Account Value	Paid During
Six Months Ended December 31, 2016	the Period	07/01/16	12/31/16	the Period*
AMG Renaissance Large Cap Growth Fund
Class N
Based on Actual Fund Return	1.16%	$1,000	$1,109	$6.15
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.89
Class I
Based on Actual Fund Return	0.82%	$1,000	$1,110	$4.35
Hypothetical (5% return before expenses)	0.82%	$1,000	$1,021	$4.17
Class Z
Based on Actual Fund Return	0.66%	$1,000	$1,112	$3.50
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.35
AMG Renaissance International Equity Fund
Class N
Based on Actual Fund Return	1.35%	$1,000	$1,026	$6.87
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.85
Class I
Based on Actual Fund Return	0.97%	$1,000	$1,027	$4.94
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.93
Class Z
Based on Actual Fund Return	0.85%	$1,000	$1,028	$4.33
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.32

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

AMG Renaissance Large Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Renaissance Large Cap Growth Fund (Class I)1(the “Fund”) returned 9.1% for the year ending December 31, 2016, while its primary benchmark, the Russell 1000® Growth Index, rose 7.1%.

The surprising election of president-elect Donald Trump resulted in sharp reactions in the stock, bond and currency markets. After initially falling the night of the election, U.S. stocks gained steadily throughout November and December, led by financial and industrial issues. The S&P 500 posted a 1.7% loss for the fourth quarter pre-election, but gained 4.6% after the election. Trump’s victory raised expectations of a more pro-business political climate over the next four years, with a more restrained regulatory environment and lower corporate taxes contributing to higher corporate profits.

The U.S. Dollar also posted strong gains post-election, helped in part by declines in other currencies, most notably the Mexican Peso. Rising short-term interest rates also contributed to the Dollar’s strength, as the U.S. Federal Reserve (the Fed) raised their target for the fed funds rate to a range of 0.50% to 0.75% on December 14. The Fed also announced that they expect to raise rates another three times during 2017.

Bonds were the loser post-election, as prices on long-term Treasury bonds tumbled. The yield on 30-year U.S. Treasury bonds rose to 3.1% by the end of the quarter, the highest level since the quarter ending 6/30/15. Interest-rate increases by the Fed contributed to the negative sentiment on bonds but, even more significantly, inflation expectations have risen. President-elect Trump’s budget plans might result in increased federal budget deficits, at least in the short term, and rising energy prices are also contributing to higher inflation expectations.

Consumer confidence, as measured by the Conference Board, rose in December to its highest reading since 2001. A similar confidence survey by the University of Michigan showed the highest confidence reading in the past 13 years. Rising optimism may provide a boost to the economy over the next few quarters, even before new government economic policies are initiated.

The recent post-election stock market rally was the strongest the U.S. has experienced over the past 100+ years. As to what followed other strong gains, the record is somewhat mixed. The average gain in the next calendar year after a post-election rally of 5% or more has been 11%. However, this average includes a gain of 30.0% (in 1925) as well as a loss of 8.7% (in 1901)2.

Market leadership within the stock market shifted dramatically following the election. While the energy, financial and materials sectors were poor performers for 2015 and 2016 leading up to the election, they were among the strongest sectors over the remainder of 2016. Conversely, the consumer staples and utilities sectors were among the strongest performing sectors through November 7, but then were significant underperformers through year-end. Rising expectations for economic growth contributed to the gains in more cyclically-sensitive sectors, such as energy, at the expense of traditionally defensive sectors such as utilities.

If economic growth does accelerate, companies with exposure to capital spending should potentially benefit. Historically, corporations have invested cash in excess of their actual operating cash flow in capital spending projects which, over time, contributes to rising productivity and stronger economic growth. However, since the financial crisis of 2008, many companies have underinvested in capital spending projects, preferring to use cash to buy back stock or pay out dividends. A return to a more traditional pattern of capital investment could be very beneficial to overall economic growth, and especially beneficial to companies involved in the capital spending sector, such as technology and industrial companies.

The S&P 500 P/E ratio rose to 21.0X by quarter-end, marking its highest level since quarter ending 9/30/093. The inverse of this measure, the E/P ratio or earnings yield, can be compared with the yield on bonds to provide a picture of the relative valuation of stocks vs. bonds. As the earnings yield on stocks has declined, the yield on bonds has increased, with the result that the spread between these two yields has contracted to its lowest point since the financial crisis. Even so, this measure is still unusually high relative to longer-term history, suggesting that investors are still underpricing stocks, overpricing bonds, or perhaps a little of both.

For the year 2016, our selections in the technology sector, along with our over weighted position and selections in the industrial sector, made the most positive contribution to relative returns for the year. Notable performers over the period include Cummins 61%, Marriott 44% (sold during the period) and F5 Networks 49%. On the negative side, our selections in consumer staples and health care sectors detracted the most from our relative performance for the year. Notable underperformers include McKesson (28%), Gilead Sciences (28%) and Express Scripts (21%).

The new political environment we are about to experience is likely to be very different from the past, and a certain amount of uncertainty and volatility is to be expected. However, we are also encouraged by recently rising economic optimism and confident in the ability of American businesses to continue to compete and grow. We believe that the Fund is well positioned to take advantage of an improving economic landscape in the coming year. We continue to find good investment opportunity in stocks, particularly high-quality companies in the technology, consumer discretionary, health care and industrial sectors.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Service Class shares.
[2]	Dow Jones Industrial Average, since inception in 1896
[3]	Standard & Poors, FactSet

This commentary reflects the viewpoint of the portfolio manager, The Renaissance Group LLC, as of December 31, 2016, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

4

AMG Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Renaissance Large Cap Growth Fund’s Class I (formerly Service Class) on June 3, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2016.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Renaissance Large Cap Growth Fund [2,3,4]
Class N5	8.81%	15.02%	13.38%	06/03/09
Class I5	9.12%	15.41%	13.72%	06/03/09
Class Z5	9.38%	15.59%	13.92%	06/03/09
Russell 1000® Growth Index[6]	7.08%	14.50%	14.94%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large capitalization companies are out of favor.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Renaissance Large Cap Growth Fund were renamed Class N, Class I and Class Z, respectively.
[6]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund
Fund Snapshots (unaudited)
December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Renaissance Large Cap Growth Fund*	Russell 1000® Growth Index
Information Technology	30.2%	31.4%
Consumer Discretionary	20.7%	20.8%
Health Care	18.2%	16.1%
Industrials	16.6%	11.1%
Financials	7.4%	2.9%
Consumer Staples	3.2%	9.5%
Materials	1.8%	3.6%
Real Estate	0.0%	2.7%
Energy	0.0%	0.6%
Telecommunication Services	0.0%	1.3%
Other Assets and Liabilities	1.9%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
F5 Networks, Inc.	2.2%
Texas Instruments, Inc.**	2.1
The Boeing Co.	2.1
Cummins, Inc.	2.1
Darden Restaurants, Inc.	2.1
Juniper Networks, Inc.	2.0
Lam Research Corp.	2.0
Apple, Inc.	2.0
Western Digital Corp.	2.0
Microsoft Corp.	2.0

Top Ten as a Group	20.6%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2016

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—20.7%
AutoZone, Inc.*	1,587	$1,253,397
Carnival Corp.	25,203	1,312,068
Darden Restaurants, Inc.	20,313	1,477,161
Discovery Communications, Inc., Class A*, [1]	46,692	1,279,828
Dollar General Corp.	13,287	984,168
Foot Locker, Inc.	18,237	1,292,821
The Home Depot, Inc.	8,722	1,169,446
The Interpublic Group of Cos., Inc.	50,675	1,186,302
Lowe’s Cos., Inc.	14,528	1,033,231
O’Reilly Automotive, Inc.*	4,613	1,284,305
Ross Stores, Inc.	19,157	1,256,699
Scripps Networks Interactive, Inc., Class A	18,160	1,296,079
Total Consumer Discretionary		14,825,505
Consumer Staples—3.2%
CVS Health Corp.	12,539	989,452
The Kroger Co.	38,237	1,319,559
Total Consumer Staples		2,309,011
Financials—7.4%
American Express Co.	18,392	1,362,479
The Charles Schwab Corp.	33,134	1,307,799
Prudential Financial, Inc.	12,434	1,293,882
T. Rowe Price Group, Inc.	17,702	1,332,253
Total Financials		5,296,413
Health Care—18.2%
Aetna, Inc.	10,568	1,310,538
Amgen, Inc.	7,995	1,168,949
Anthem, Inc.	8,749	1,257,844
Biogen, Inc.*	4,562	1,293,692
Cardinal Health, Inc.	15,324	1,102,868
Celgene Corp.*	11,215	1,298,136
Cigna Corp.	9,352	1,247,463
Express Scripts Holding Co.*	15,758	1,083,993
Gilead Sciences, Inc.	14,010	1,003,256

	Shares	Value
Hologic, Inc.*	33,901	$1,360,108
McKesson Corp.	6,785	952,953
Total Health Care		13,079,800
Industrials—16.6%
Alaska Air Group, Inc.	14,583	1,293,950
The Boeing Co.	9,605	1,495,306
Cummins, Inc.	10,818	1,478,496
Illinois Tool Works, Inc.	10,463	1,281,299
Masco Corp.	36,225	1,145,434
Rockwell Automation, Inc.	10,055	1,351,392
Southwest Airlines Co.	26,674	1,329,432
Stanley Black & Decker, Inc.	10,106	1,159,057
United Parcel Service, Inc., Class B	11,758	1,347,937
Total Industrials		11,882,303
Information Technology—30.2%
Alphabet, Inc., Class A*	1,635	1,295,656
Apple, Inc.	12,451	1,442,075
Applied Materials, Inc.	41,667	1,344,594
Citrix Systems, Inc.*	14,231	1,270,971
Electronic Arts, Inc.*	15,459	1,217,551
F5 Networks, Inc.*	10,920	1,580,342
Facebook, Inc., Class A*	10,778	1,240,009
Juniper Networks, Inc.	51,914	1,467,090
Lam Research Corp.	13,869	1,466,369
Microsoft Corp.	22,519	1,399,331
Oracle Corp.	31,675	1,217,904
Skyworks Solutions, Inc.	18,077	1,349,629
Synopsys, Inc.*	23,332	1,373,322
Texas Instruments, Inc.	20,539	1,498,731
Total System Services, Inc.	22,565	1,106,362
Western Digital Corp.	20,893	1,419,679
Total Information Technology		21,689,615
Materials—1.8%
The Dow Chemical Co.	22,669	1,297,120
Total Common Stocks (cost $63,640,367)		70,379,767

The accompanying notes are an integral part of these financial statements.

7

AMG Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—1.3%
Repurchase Agreements—0.7%[2]
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $488,082 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49, totaling $497,815)	$488,054	$488,054

	Shares
Other Investment Companies—0.6%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	418,561	418,561
Total Short-Term Investments (cost $906,615)		906,615

Value
Total Investments—99.4% (cost $64,546,982)	$71,286,382
Other Assets, less Liabilities—0.6%	422,138
Net Assets—100.0%	$71,708,520

The accompanying notes are an integral part of these financial statements.

8

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (unaudited)

The AMG Renaissance International Equity Fund (Class Z)1 (the “Fund”) returned (1.83)% for the year ended December 31, 2016, while its primary benchmark, the MSCI All Country World Index (“ACWI”) ex USA, returned 4.50%.

MARKET OVERVIEW

The Santa Claus/Trump rally enjoyed in the United States failed to find its way overseas during the fourth quarter. The positive momentum from the third quarter was fleeting for international equities, with many markets falling victim to the stronger U.S. Dollar and uncertainty surrounding president-elect Trump’s policies. The MSCI ACWI ex USA Index was up 4.9% in local currency terms, but lost 1.3% in U.S. Dollar terms as the Dollar rallied on hope for a stronger U.S. economy. The U.S. Federal Reserve’s decision to raise its interest rate in mid-December was as expected, although this solidified downward pressure on many foreign currencies, especially those in Emerging Markets, as central bankers in those countries have kept rates low in an effort to spur economic growth. Emerging Markets, which had been outperforming developed markets through September, sold off on fears of possible implementation of U.S. trade tariffs, with China and Mexico being the highest profile targets of the incoming U.S. President. Although the MSCI Emerging Market Index fell 4.2% during the quarter while the developed market MSCI EAFE Index lost 0.7%, Emerging Markets outperformed developed markets for the calendar year.

Another notable development during the quarter was the accelerating outperformance of value stocks relative to growth stocks. Value stocks have beaten growth issues since mid-2016, particularly in the fourth quarter when the MSCI ACWI ex USA Value Index added 2.3%, while the MSCI ex USA Growth Index sank (6.3)%. The last time value stocks outperformed growth stocks by such a wide margin was in 2009 and, prior to that, in 2000. The return disparity was most evident in the performance of the financial sector

(typically seen as a value play) which was one of the best-performing sectors in our benchmark.

The stronger U.S. Dollar was a consistent headwind for U.S. Dollar-based international investors throughout the year, but especially so after the U.S. election. Post-election through year-end, the Mexican Peso fell 12% and the Japanese Yen gave up 10% versus the Dollar, while the Brazilian Real fell 2.6%. For all of 2016, however, commodity-related currencies were generally stronger against the Dollar, with the Brazilian Real gaining 22% and the Russian Ruble up 20%2.

PERFORMANCE REVIEW

The energy sector was the best-performing sector in the benchmark, with crude oil (West Texas Intermediate) gaining 11% for the quarter. The Fund’s underweight to the sector was the largest detractor from relative performance during the period. A surprise decision by OPEC to reduce production along with additional cuts by non-OPEC members, including Russia, eased concerns about an oversupply of crude oil. While reduced supply from OPEC will help stabilize prices, OPEC’s historical lack of compliance towards their production quotas, along with increased production from U.S. fracking efforts, are reasons to remain cautious that oil prices will continue to rise. Although the Fund currently has no direct energy exposure, we are actively reviewing potential candidates in light of the changes in OPEC’s production.

Consumer discretionary holdings were most additive to Fund returns for the period because of favorable stock selection. With equity markets embracing more risk during the second half of the year, it was not surprising to see the more defensive consumer staples companies lag the overall market. Within the Fund, three of our four positions that were held during the year lost value. However, our benchmark relative underweight to this sector resulted in a positive allocation effect.

Information technology companies were some of the best-performing stocks through the third quarter of 2016, but investors rotated out of many of these firms during the last three months, resulting in a general weakness among our technology shares. We still maintain an overweight to technology-related companies, as we believe long-term prospects for chips used in autos, smartphones and the Internet of Things will result in attractive investment returns.

The Fund’s performance for the period benefitted from stock selection in the financial sector. We enjoyed good stock performance from our developed market financials but this was partially undone by Emerging Market financials. We continue to look for attractive financial companies in our universe because the prospect of higher interest rates across the globe should give bank earnings a boost.

The Fund’s returns benefitted from stronger Emerging Market currencies but this was offset by weaker developed market currencies, most notably the British Pound, which sank 19% for the year. We maintained an overweighting to Emerging Markets in the portfolio, which detracted from overall performance, as these countries performed worse than developed countries. Investor flows into Emerging Market ETFs, which had been strong, weakened considerably in the fourth quarter. South Korea was our weakest Emerging Market country, followed by Taiwan, which was hurt due to the general downturn in technology-related shares. Among our developed market countries, Bermuda and Singapore contributed the most to relative returns, while France and Japan detracted the most. Our Japanese holdings, which account for our single largest country exposure, faced a stiff headwind as the Yen weakened 13% relative to the U.S. Dollar during the quarter.

OUTLOOK

One of the biggest questions facing international investors in 2017 is the possible enactment of trade tariffs by the Trump administration. Our belief is that Trump’s campaign rhetoric will be toned down considerably after he is in office. The stakes are certainly very large, as China, Mexico and Canada account for 47% of all imported goods and a similar level of all U.S. exports are sent to these three countries3. Any tariffs imposed on

9

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (continued)

these nations would likely result in retaliatory tariffs being imposed on U.S. companies, resulting in a no-win situation. Tariffs may be levied on particular items such as steel, but an all-out trade war with our long-time trading partners would benefit no one.

Another question facing U.S. investors is whether ongoing strength in the U.S. Dollar will continue to erode returns from foreign securities. Over the long term, returns from currencies are “mean reverting,” suggesting that currency prices will revert to their long-term averages over time. While strength in the U.S. Dollar may persist in the short term, currencies tend to move in multi-year cycles, and this rally may be getting long in the tooth. In the meantime, a positive effect of the U.S. Dollar strength is that foreign firms that sell to the U.S. will enjoy higher profits in local currency terms.

According to the International Monetary Fund, global economic growth is set to expand from 3.1% in 2016 to 3.4% in 2017. Along with this economic expansion will come higher company earnings, which should lead to higher equity valuations. Earnings per share for all companies in the MSCI ACWI ex USA Index are expected to grow from $15.41 to $17.57 according to estimates from FactSet. This represents earnings growth of almost 14% compared to negative earnings growth the previous three years. Profit margins are also expected to widen, leading to higher overall Return on Equity, which should support higher valuations.

Another positive for equity markets in 2017 is the improvement in China’s economy. The country continues to move from an export-driven economy to one focused more on services, which should lead to a more sustainable and less volatile economy. Recent Purchasing Managers Index data shows a slow but steady rise in both the manufacturing and services components of the index. While the 10% plus year-over-year GDP growth from a decade ago is a fading memory, economists expect a more reasonable and manageable 6% to 7% GDP growth4.

The outlook for international equities is just as uncertain as it was at the beginning of 2016. As we enter 2017, we accept the fact that the financial and political landscape may continue to surprise us. In early 2016, few investors (including us) predicted a rally in crude prices, a vote in favor of Brexit and Donald Trump winning the U.S. presidential election. Even so, our active management approach gives us the ability to position portfolios to take advantage of changes in the investment landscape and to capitalize on new information. This ability will likely be as important as ever in 2017, with uncertainty abounding. We believe that accelerating earnings growth, improving profitability and reasonable valuations in many foreign markets provide the framework for international equities to perform well in 2017.

This commentary reflects the viewpoint of the portfolio manager, The Renaissance Group LLC, as of December 31, 2016, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

[1]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.
[2]	Bloomberg
[3]	U.S. Census Bureau
[4]	Focus Economics

10

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Renaissance International Equity Fund’s Class Z (formerly Institutional Class) on June 16, 2014 (commencement of operations) to a $10,000 investment made in the MSCI ACWI ex USA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total returns for the AMG Renaissance International Equity Fund and the MSCI ACWI ex USA Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Renaissance International Equity Fund [2,3,4,5,6]
Class N7	(2.37)%	(4.91)%	06/16/14
Class I7	(2.02)%	(4.57)%	06/16/14
Class Z7	(1.83)%	(4.46)%	06/16/14
MSCI ACWI ex USA[8]	4.50%	(3.89)%	06/16/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[5]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[7]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Renaissance International Equity Fund were renamed Class N, Class I and Class Z, respectively.
[8]	The MSCI All Country World Index (“ACWI”) ex USA is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG Renaissance International Equity Fund
Fund Snapshots (unaudited)
December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Renaissance International Equity Fund*	MSCI ACWI ex USA
Information Technology	17.7%	9.3%
Consumer Discretionary	17.4%	11.4%
Industrials	15.0%	11.6%
Financials	14.9%	23.3%
Telecommunication Services	8.9%	4.7%
Materials	7.2%	8.0%
Consumer Staples	7.1%	9.8%
Health Care	5.6%	8.1%
Real Estate	3.3%	3.3%
Utilities	1.8%	3.2%
Energy	0.0%	7.3%
Other Assets and Liabilities	1.1%	0.0%

TOP TEN HOLDINGS

Security Name	%of Net Assets
China Lodging Group, Ltd., Sponsored ADR	2.2%
Validus Holdings, Ltd.	2.1
Mitsubishi Electric Corp., ADR	2.1
DBS Group Holdings, Ltd., Sponsored ADR	2.1
Magna International, Inc.	2.1
Jazz Pharmaceuticals PLC	2.0
WH Group, Ltd., ADR	2.0
Bridgestone Corp., ADR	2.0
Pandora A/S, ADR	2.0
Infineon Technologies AG, ADR	1.9

Top Ten as a Group	20.5%

*	As a percentage of net assets.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG Renaissance International Equity Fund
Schedule of Portfolio Investments
December 31, 2016

	Shares	Value
Common Stocks—98.9%
Consumer Discretionary—17.4%
Bridgestone Corp., ADR (Japan)	2,247	$40,558
Carnival PLC, ADR (United States)	733	37,522
China Lodging Group, Ltd., Sponsored ADR (China)	868	44,997
Magna International, Inc. (Canada)	990	42,966
Pandora A/S, ADR (Denmark)[1]	1,233	40,122
Persimmon PLC, ADR (United Kingdom)	893	38,931
Renault, S.A., ADR (France)	2,107	37,568
Tata Motors, Ltd., Sponsored ADR (India)	1,017	34,975
Valeo, S.A., Sponsored ADR (France)	1,381	39,497
Total Consumer Discretionary		357,136
Consumer Staples—7.1%
Heineken N.V., Sponsored ADR (Netherlands)	887	33,183
Koninklijke Ahold Delhaize NV, Sponsored ADR (Netherlands)	1,698	35,648
Unilever PLC, Sponsored ADR (United Kingdom)	865	35,206
WH Group, Ltd., ADR (Hong Kong)	2,581	41,361
Total Consumer Staples		145,398
Financials—14.9%
Allianz SE, Sponsored ADR (Germany)	2,276	37,508
DBS Group Holdings, Ltd., Sponsored ADR (Singapore)	900	42,971
Grupo Financiero Banorte SAB de CV,
Sponsored ADR (Mexico)	1,344	33,412
Kasikornbank PCL, ADR (Thailand)	1,737	34,219
Manulife Financial Corp. (Canada)	2,102	37,458
ORIX Corp., Sponsored ADR (Japan)	482	37,514
Turkiye Garanti Bankasi A.S., ADR (Turkey)	18,372	38,397
Validus Holdings, Ltd. (Bermuda)	795	43,733
Total Financials		305,212
Health Care—5.6%
ICON PLC (Ireland)*	526	39,555
Jazz Pharmaceuticals PLC (Ireland)*	381	41,540
Shire PLC,ADR (United States)	202	34,417
Total Health Care		115,512
Industrials—15.0%
AerCap Holdings N.V. (Ireland)*	927	38,572
Canadian National Railway Co. (Canada)	555	37,407
China Eastern Airlines Corp., Ltd., ADR (China)[1]	1,774	39,649
Controladora Vuela Cia de Aviacion SAB de CV, ADR (Mexico)*	2,613	39,300

	Shares	Value
Mitsubishi Electric Corp., ADR (Japan)	1,567	$43,516
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	450	37,467
SMC Corp., Sponsored ADR (Japan)	2,890	34,073
Vestas Wind Systems A/S, ADR (Denmark)	1,727	37,510
Total Industrials		307,494
Information Technology—17.7%
AAC Technologies Holdings, Inc., ADR (China)	395	35,718
Advanced Semiconductor Engineering, Inc., ADR (Taiwan)	6,482	32,669
Capgemini, S.A., ADR (France)	2,105	35,396
Check Point Software Technologies, Ltd. (Israel)*	444	37,500
Infineon Technologies AG, ADR (Germany)	2,317	40,038
Murata Manufacturing Co., Ltd., ADR (Japan)[1]	1,128	37,630
NetEase, Inc., ADR (China)	160	34,454
NXP Semiconductors N.V. (Netherlands)*	383	37,538
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	1,369	39,359
Wipro, Ltd., ADR (India)[1]	3,491	33,793
Total Information Technology		364,095
Materials—7.2%
Akzo Nobel NV, Sponsored ADR (Netherlands)	1,844	38,171
Arkema, S.A., Sponsored ADR (France)	382	37,321
Linde AG, Sponsored ADR (Germany)	2,314	38,343
Toray Industries, Inc., ADR (Japan)	2,141	34,470
Total Materials		148,305
Real Estate—3.3%
Colliers International Group, Inc. (Canada)	923	33,920
Unibail-Rodamco SE, ADR (France)	1,470	34,942
Total Real Estate		68,862
Telecommunication Services—8.9%
Bezeq The Israeli Telecommunication Corp.,
Ltd., ADR (Iceland)	4,100	38,991
China Mobile, Ltd., Sponsored ADR (Hong Kong)	637	33,398
KDDI Corp., ADR (Japan)[1]	2,991	37,836
Nippon Telegraph & Telephone Corp., ADR (Japan)	832	35,002
SK Telecom Co., Ltd., Sponsored ADR (South Korea)	1,782	37,244
Total Telecommunication Services		182,471
Utilities—1.8%
Korea Electric Power Corp., Sponsored ADR (South Korea)*	2,032	37,551
Total Common Stocks (cost $1,987,412)		2,032,036

The accompanying notes are an integral part of these financial statements.

13

AMG Renaissance International Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—2.9%
Repurchase Agreements—2.9%[2]
Citigroup Global Markets, Inc., dated 12/30/16, due 01/03/17, 0.510% total to be received $59,999 (collateralized by various U.S. Government Agency Obligations, 0.125% - 1.750%, 04/15/20 - 01/15/28, totaling $61,196)	$59,996	$59,996
Total Short-Term Investments (cost $59,996)		59,996

Value
Total Investments—101.8% (cost $2,047,408)	$2,092,032
Other Assets, less Liabilities—(1.8)%	(37,541)
Net Assets—100.0%	$2,054,491

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Renaissance Large Cap Growth Fund	$64,577,155	$8,297,428	$(1,588,201)	$6,709,227
AMG Renaissance International Equity Fund	2,224,998	144,484	(277,450)	(132,966)

*	Non-income producing security.

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Renaissance Large Cap Growth Fund	$473,288	0.7%
AMG Renaissance International Equity Fund	58,323	2.8%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Renaissance International Equity Fund†	MSCI ACWI ex USA††
Australia	0.0%	5.2%
Austria	0.0%	0.1%
Belgium	0.0%	0.8%
Bermuda	2.2%	0.0%
Brazil	0.0%	1.7%
Canada	7.5%	7.1%
Chile	0.0%	0.3%
China	7.6%	6.0%
Colombia	0.0%	0.1%
Czech Republic	0.0%	0.0%#
Denmark	3.8%	1.2%
Egypt	0.0%	0.0%#
Finland	0.0%	0.7%
France	9.1%	7.2%
Germany	5.7%	6.5%
Greece	0.0%	0.1%
Hong Kong	3.7%	2.3%
Hungary	0.0%	0.1%
Iceland	1.9%	0.0%
India	3.4%	1.9%
Indonesia	0.0%	0.6%
Ireland	7.7%	0.3%
Israel	1.8%	0.5%
Italy	0.0%	1.5%
Japan	14.8%	16.9%
Malaysia	0.0%	0.6%
Mexico	3.6%	0.8%
Netherlands	7.1%	2.3%
New Zealand	0.0%	0.1%

Country	AMG Renaissance International Equity Fund†	MSCI ACWI ex USA††
Norway	0.0%	0.5%
Peru	0.0%	0.1%
Philippines	0.0%	0.3%
Poland	0.0%	0.3%
Portugal	0.0%	0.1%
Qatar	0.0%	0.2%
Russia	0.0%	1.0%
Singapore	2.1%	0.9%
South Africa	0.0%	1.6%
South Korea	3.7%	3.3%
Spain	0.0%	2.2%
Sweden	0.0%	2.0%
Switzerland	0.0%	6.1%
Taiwan	3.5%	2.8%
Thailand	1.7%	0.5%
Turkey	1.9%	0.2%
United Arab Emirates	0.0%	0.2%
United Kingdom	3.7%	12.8%
United States	3.5%	0.0%

	100.0%	100.0%

†	As a percentage of total long term investments as of December 31, 2016.
††	Unaudited.
#	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Renaissance Large Cap Growth Fund
Investments in Securities
Common Stocks†	70,379,767	—	—	70,379,767
Short-Term Investments
Repurchase Agreements	—	$488,054	—	488,054
Other Investment Companies	418,561	—	—	418,561

Total Investments in Securities	$70,798,328	$488,054	—	$71,286,382

	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Renaissance International Equity Fund
Investments in Securities
Common Stocks†	$2,032,036	—	—	$2,032,036
Short-Term Investments
Repurchase Agreements	—	$59,996	—	59,996

Total Investments in Securities	$2,032,036	$59,996	—	$2,092,032

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedules of Portfolio Investments.

As of December 31, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of an ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

PLC: Public Limited Company.

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2016

	AMG Renaissance Large Cap Growth Fund#	AMG Renaissance International Equity Fund#
Assets:
Investments at value* (including securities on loan valued at $ 473,288 and $ 58,323, respectively)	$71,286,382	$2,092,032
Receivable for Fund shares sold	698,924	—
Receivable for investments sold	639,216	70,776
Dividends and other receivables	51,295	1,517
Receivable from affiliate	22,436	19,160
Prepaid expenses	21,974	19,290
Total assets	72,720,227	2,202,775
Liabilities:
Payable upon return of securities loaned	488,054	59,996
Payable for Fund shares repurchased	432,093	—
Payable to Custodian	—	51,193
Accrued expenses:
Investment advisory and management fees	33,816	710
Administrative fees	9,222	266
Shareholder servicing fees—Class I	1,834	48
Shareholder servicing fees—Class N	615	85
Distribution fees—Class N	615	85
Professional fees	24,730	26,316
Custodian fees	3,187	5,691
Trustees fees and expenses	35	—
Other	17,506	3,894
Total liabilities	1,011,707	148,284
Net Assets	$71,708,520	$2,054,491
* Investments at cost	$64,546,982	$2,047,408

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities (continued)

	AMG Renaissance Large Cap Growth Fund#	AMG Renaissance International Equity Fund#
Net Assets Represent:
Paid-in capital	$64,213,917	$2,489,022
Distributions in excess of net investment income	—	(5,591)
Accumulated net realized gain (loss) from investments	755,203	(473,564)
Net unrealized appreciation of investments	6,739,400	44,624
Net Assets	$71,708,520	$2,054,491
Class N:
Net Assets	$3,068,845	$356,608
Shares outstanding	258,753	42,109
Net asset value, offering and redemption price per share	$11.86	$8.47
Class I:
Net Assets	$14,172,987	$179,028
Shares outstanding	1,186,614	21,138
Net asset value, offering and redemption price per share	$11.94	$8.47
Class Z:
Net Assets	$54,466,688	$1,518,855
Shares outstanding	4,611,708	179,340
Net asset value, offering and redemption price per share	$11.81	$8.47

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the year ended December 31, 2016

	AMG Renaissance Large Cap Growth Fund#	AMG Renaissance International Equity Fund#
Investment Income:
Dividend income	$1,009,806	$66,321
Securities lending income	6,523	6,679
Interest income	3,251	98
Foreign withholding tax	—	(7,191)
Total investment income	1,019,580	65,907
Expenses:
Investment advisory and management fees	362,938	10,361
Administrative fees	147,286	5,945
Shareholder servicing fees—Class I	23,027	177
Shareholder servicing fees—Class N	5,834	1,657
Distribution fees—Class N	5,834	1,657
Registration fees	35,379	35,751
Professional fees	32,181	30,157
Reports to shareholders	20,538	5,127
Transfer agent	10,031	770
Custodian	5,159	6,169
Trustees fees and expenses	4,969	208
Miscellaneous	2,629	1,946
Total expenses before offsets	655,805	99,925
Expense reimbursements	(185,526)	(74,416)
Expense reductions	(3,292)	(1,298)
Net expenses	466,987	24,211
Net investment income	552,593	41,696
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,749,376	(227,905)
Net change in unrealized appreciation (depreciation) of investments	3,950,607	93,548
Net realized and unrealized gain (loss)	5,699,983	(134,357)
Net increase (decrease) in net assets resulting from operations	$6,252,576	$(92,661)

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Renaissance Large Cap Growth Fund#		AMG Renaissance International Equity Fund#
	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$552,593	$278,475	$41,696	$31,520
Net realized gain (loss) on investments	1,749,376	983,859	(227,905)	(190,412)
Net change in unrealized appreciation (depreciation) of investments	3,950,607	(2,228,379)	93,548	104,965
Net increase (decrease) in net assets resulting from operations	6,252,576	(966,045)	(92,661)	(53,927)
Distributions to Shareholders:
From net investment income:
Class N	(12,054)	—	(7,871)	(10,052)
Class I	(94,667)	(63,670)	(4,116)	(1,852)
Class Z	(447,027)	(216,729)	(35,776)	(21,950)
From net realized gain on investments:
Class N	(41,286)	(52,705)	—	—
Class I	(205,073)	(362,066)	—	—
Class Z	(778,779)	(916,813)	—	—
From paid-in capital:
Class N	—	—	(3,077)	—
Class I	—	—	(1,609)	—
Class Z	—	—	(13,989)	—
Total distributions to shareholders	(1,578,886)	(1,611,983)	(66,438)	(33,854)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	3,346,471	36,500,463	(906,207)	1,078,835
Total increase (decrease) in net assets	8,020,161	33,922,435	(1,065,306)	991,054
Net Assets:
Beginning of year	63,688,359	29,765,924	3,119,797	2,128,743
End of year	$71,708,520	$63,688,359	$2,054,491	$3,119,797
End of year distributions in excess of net investment income	—	—	$(5,591)	$(176)

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

21

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.10	$11.51	$11.80	$11.63	$10.77
Income from Investment Operations:
Net investment income[1,2]	0.04	0.01	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.94	(0.18)	2.30	3.95	1.83
Total income (loss) from investment operations	0.98	(0.17)	2.33	3.96	1.84
Less Distributions to Shareholders from:
Net investment income	(0.05)	—	(0.03)	(0.08)	(0.01)
Net realized gain on investments	(0.17)	(0.24)	(2.59)	(3.71)	(0.97)
Total distributions to shareholders	(0.22)	(0.24)	(2.62)	(3.79)	(0.98)
Net Asset Value, End of Year	$11.86	$11.10	$11.51	$11.80	$11.63
Total Return[2]	8.81%	(1.53)%	19.59%[4]	34.17%[4]	17.10%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.14%	1.14%	1.17%[5]	1.15%[6]
Ratio of expenses to average net assets (with offsets)	1.16%	1.16%	1.16%	1.18%[5]	1.17%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.44%	1.58%	1.97%	1.71%[5]	1.65%[6]
Ratio of net investment income to average net assets[2]	0.39%	0.09%	0.23%	0.10%[5]	0.10%[6]
Portfolio turnover	37%	48%	60%	53%	86%
Net assets at end of year (000’s omitted)	$3,069	$2,533	$7,239	$984	$562

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.17	$11.59	$11.87	$11.68	$10.83
Income from Investment Operations:
Net investment income[1,2]	0.08	0.06	0.07	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.94	(0.20)	2.33	3.97	1.82
Total income (loss) from investment operations	1.02	(0.14)	2.40	4.04	1.87
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.04)	(0.05)	(0.11)	(0.05)
Net realized gain on investments	(0.17)	(0.24)	(2.63)	(3.74)	(0.97)
Total distributions to shareholders	(0.25)	(0.28)	(2.68)	(3.85)	(1.02)
Net Asset Value, End of Year	$11.94	$11.17	$11.59	$11.87	$11.68
Total Return[2]	9.12%	(1.23)%	20.08%	34.75%	17.42%
Ratio of net expenses to average net assets (with offsets/reductions)	0.81%	0.80%	0.75%	0.77%[5]	0.82%[6]
Ratio of expenses to average net assets (with offsets)	0.82%	0.82%	0.77%	0.78%[5]	0.84%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.10%	1.23%	1.59%	1.30%[5]	1.32%[6]
Ratio of net investment income to average net assets[2]	0.73%	0.52%	0.51%	0.49%[5]	0.43%[6]
Portfolio turnover	37%	48%	60%	53%	86%
Net assets at end of year (000’s omitted)	$14,173	$17,189	$14,343	$11,336	$8,814

22

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class Z	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$11.04	$11.45	$11.76	$11.58	$10.74
Income from Investment Operations:
Net investment income[1,2]	0.10	0.09	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.94	(0.21)	2.31	3.94	1.81
Total income (loss) from investment operations	1.04	(0.12)	2.39	4.02	1.89
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.05)	(0.07)	(0.13)	(0.08)
Net realized gain on investments	(0.17)	(0.24)	(2.63)	(3.71)	(0.97)
Total distributions to shareholders	(0.27)	(0.29)	(2.70)	(3.84)	(1.05)
Net Asset Value, End of Year	$11.81	$11.04	$11.45	$11.76	$11.58
Total Return[2]	9.38%	(1.06)%	20.15%	34.95%	17.62%
Ratio of net expenses to average net assets (with offsets/reductions)	0.65%	0.64%	0.64%	0.67%[5]	0.65%[6]
Ratio of expenses to average net assets (with offsets)	0.66%	0.66%	0.66%	0.68%[5]	0.67%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.94%	1.07%	1.51%	1.16%[5]	1.15%[6]
Ratio of net investment income to average net assets[2]	0.89%	0.76%	0.63%	0.58%[5]	0.64%[6]
Portfolio turnover	37%	48%	60%	53%	86%
Net assets at end of year (000’s omitted)	$54,467	$43,966	$8,184	$3,612	$15,674

23

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,		For the period from June 16, 2014 through
Class N	2016#	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$8.90	$9.13	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.12	0.06 [7]	0.03
Net realized and unrealized loss on investments	(0.33)	(0.20)	(0.87)
Total loss from investment operations	(0.21)	(0.14)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.09)	(0.03)
Paid-in capital	(0.06)	—	—
Total distributions to shareholders	(0.22)	(0.09)	(0.03)
Net Asset Value, End of Period	$8.47	$8.90	$9.13
Total Return[2]	(2.37)%	(1.56)%[4]	(8.45)%[4,8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.30%	1.29%	1.12%[9]
Ratio of expenses to average net assets (with offsets)	1.35%	1.35%	1.22%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.00%	4.78%	7.85%[9]
Ratio of net investment income to average net assets[2]	1.36%	0.68%	0.49%[9]
Portfolio turnover	93%	46%	20%[8]
Net assets at end of period (000’s omitted)	$357	$1,010	$85

	For the years ended December 31,		For the period from June 16, 2014 through
Class I	2016#	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$8.93	$9.12	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.13	0.11 [7]	0.05
Net realized and unrealized loss on investments	(0.31)	(0.21)	(0.89)
Total loss from investment operations	(0.18)	(0.10)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.09)	(0.04)
Paid-in capital	(0.08)	—	—
Total distributions to shareholders	(0.28)	(0.09)	(0.04)
Net Asset Value, End of Period	$8.47	$8.93	$9.12
Total Return[2]	(2.02)%	(1.11)%	(8.36)%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.90%	0.87%	0.87%[9]
Ratio of expenses to average net assets (with offsets)	0.95%	0.93%	0.96%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.00%	4.28%	7.98%[9]
Ratio of net investment income to average net assets[2]	1.54%	1.17%	0.86%[9]
Portfolio turnover	93%	46%	20%[8]
Net assets at end of period (000’s omitted)	$179	$177	$100

24

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,		For the period from June 16, 2014 through
Class Z	2016#	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$8.92	$9.12	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.15	0.13 [7]	0.05
Net realized and unrealized loss on investments	(0.31)	(0.23)	(0.88)
Total loss from investment operations	(0.16)	(0.10)	(0.83)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.10)	(0.05)
Paid-in capital	(0.08)	—	—
Total distributions to shareholders	(0.29)	(0.10)	(0.05)
Net Asset Value, End of Period	$8.47	$8.92	$9.12
Total Return[2]	(1.83)%	(1.08)%	(8.32)%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.79%	0.76%[9]
Ratio of expenses to average net assets (with offsets)	0.85%	0.85%	0.85%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	3.79%	4.03%	7.70%[9]
Ratio of net investment income to average net assets[2]	1.71%	1.34%	0.91%[9]
Portfolio turnover	93%	46%	20%[8]
Net assets at end of period (000’s omitted)	$1,519	$1,933	$1,944

Notes to Financial Highlights

*	Commencement of operations was on June 16, 2014.
#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund were renamed as Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.019% and 0.021% of average net assets for the Class N, Class I and Class Z, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.004% and 0.004% of average net assets for the Class N, Class I and Class Z, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, $0.10 and $0.12 for the Class N, Class I and Class Z, respectively.
[8]	Not annualized.
[9]	Annualized.

25

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are the AMG Renaissance Large Cap Growth Fund (“Large Cap Growth”) and AMG Renaissance International Equity Fund (“International Equity”), each a “Fund” and collectively the “Funds.”

Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of the Funds were renamed Class N, Class I and Class Z, respectively.

Each Fund offers three classes of shares: Class N, Class I, and Class Z. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own

26

Notes to Financial Statements (continued)

assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively, the “AMG Funds family”) upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended December 31, 2016, the impact on the expense ratios were as follows: Large Cap Growth—$3,292 or 0.01% and International Equity—$1,298 or 0.05%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to differences between book and tax treatment of losses for excise tax purposes, mark-to-market of passive foreign investment companies and wash sales.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Large Cap Growth		International Equity
Distributions paid from:	2016	2015	2016	2015
Ordinary income	$552,593	$276,128	$47,763	$33,854
Short-term capital gains	259,317	208,417	—	—
Long-term capital gains	766,976	1,127,438	—	—
Return of capital	—	—	18,675	—

	$1,578,886	$1,611,983	$66,438	$33,854

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Large Cap Growth	International Equity
Capital loss carryforward	—	$290,300
Undistributed short-term capital gains	$393,247	—
Undistributed long-term capital gains	392,129	—
Late-year loss deferral	—	11,265

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements

27

Notes to Financial Statements (continued)

with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2016, and for all open tax years (generally, the three prior taxable years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Total
International Equity	$165,305	$124,995	$290,300

Large Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Large Cap Growth				International Equity
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	138,761	$1,589,266	226,083	$2,596,952	197,520	$1,723,821	104,778	$949,033
Reinvestment of dividends and distributions	4,416	53,340	4,693	52,517	1,266	10,712	1,064	9,540
Cost of shares repurchased	(112,631)	(1,251,597)	(631,350)	(7,279,709)	(270,158)	(2,310,451)	(1,619)	(14,834)

Net increase (decrease)	30,546	$391,009	(400,574)	$(4,630,240)	(71,372)	$(575,918)	104,223	$943,739

Class I:
Proceeds from sale of shares	172,150	$1,951,891	785,504	$9,235,948	627	$5,438	19,851	$201,139
Reinvestment of dividends and distributions	24,439	297,441	35,623	401,275	676	5,725	206	1,852
Cost of shares repurchased	(549,050)	(6,135,507)	(519,835)	(6,030,685)	—	—	(11,185)	(99,845)

Net increase (decrease)	(352,461)	$(3,886,175)	301,292	$3,606,538	1,303	$11,163	8,872	$103,146

Class Z:
Proceeds from sale of shares	1,447,385	$15,950,625	3,444,351	$39,566,123	7,377	$62,517	1,028	$10,000
Reinvestment of dividends and distributions	47,804	575,081	54,488	606,485	5,882	49,765	2,442	21,950
Cost of shares repurchased	(864,683)	(9,684,069)	(232,344)	(2,648,443)	(50,512)	(453,734)	—	—

Net increase (decrease)	630,506	$6,841,637	3,266,495	$37,524,165	(37,253)	($341,452)	3,470	$31,950

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Large Cap Growth—one owns 40%; International Equity—two own 65%. Transactions by these shareholders may have a material impact on their respective Fund.

28

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchases or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Large Cap Growth and International Equity were $488,054 and $59,996, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

International Equity invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Large Cap Growth	0.55%
International Equity	0.40%

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Large Cap Growth and International Equity to 0.66% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such

29

Notes to Financial Statements (continued)

repayment would not cause the Fund’s total annual operating expenses after fee waiver and respective expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount.

At December 31, 2016, each Fund’s expiration of reimbursement is as follows:

Expiration Period	Large Cap Growth	International Equity
Less than 1 year	$139,196	$84,048
Within 2 years	186,914	81,993
Within 3 years	185,526	74,416

Total Amount Subject to Reimbursement	$511,636	$240,457

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Funds paid an administration fee under a similar contract at an annual rate of 0.25% of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms, banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2016, were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Large Cap Growth
Class N	0.25%	0.25%
Class I*	0.25%	0.16%
International Equity
Class N	0.25%	0.25%
Class I	0.15%	0.10%

*	Effective October 1, 2016, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, Large Cap Growth and International Equity neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2016, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the year ended December 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Large Cap Growth	$26,187,171	$24,124,140
International Equity	2,367,518	3,316,717

The Funds had no purchases or sales of U.S. Government Obligations during the year ended December 31, 2016.

30

Notes to Financial Statements (continued)

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Large Cap Growth	$473,288	$488,054
International Equity	58,323	59,996

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Large Cap Growth
Daiwa Capital Markets America	$488,054	$488,054	—	—

Totals	$488,054	$488,054	—	—

International Equity
Citigroup Global Markets, Inc.	$59,996	$59,996	—	—

Totals	$59,996	$59,996	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective February 27, 2017, the maximum annual rate of shareholder servicing fees of the Funds’ Class N shares will be decreased to 0.15%. Please refer to each Fund’s prospectus for further details.

31

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG Renaissance Large Cap Growth Fund and the AMG Renaissance International Equity Fund each hereby designates the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for the Funds will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2016.

AMG Renaissance International Equity

•	The total amount of taxes paid and income sourced from foreign countries was $5,248 and $66,451, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund each hereby designates $766,976 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

32

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG RENAISSANCE LARGE CAP GROWTH FUND AND AMG RENAISSANCE INTERNATIONAL EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund (the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

33

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 69 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007–Present).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 64

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

34

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

The accompanying notes are an integral part of these financial statements.

35

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800)-835-3879

SUBADVISOR

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9847
Providence, Rhode Island 02940-8047
(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity AMG Trilogy Emerging Wealth Equity AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.
Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR024-1216	| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG TimesSquare Emerging Markets Small Cap Fund

Class I: TQEIX    |    Class Z: TQEZX

www.amgfunds.com	AR083-1216

AMG Funds

Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG TimesSquare Emerging Markets Small Cap Fund	4

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statement of Changes in Net Assets	13
Detail of changes in assets for the past fiscal period

Financial Highlights	14
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

TRUSTEES AND OFFICERS	21

ANNUAL APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Period Ended December 31, 2016	Expense Ratio for the Period	Beginning Account Value 12/14/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG TimesSquare Emerging Markets Small Cap Fund
Class I
Based on Actual Fund Return	1.34%	$1,000	$1,005	$0.62
Hypothetical (5% return before expenses)	1.34%	$1,000	$1,018	$0.63
Class Z
Based on Actual Fund Return	1.34%	$1,000	$1,005	$0.62
Hypothetical (5% return before expenses)	1.34%	$1,000	$1,018	$0.63

*	Commenced operations on December 15, 2016, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (17), then divided by 366.

3

AMG TimesSquare Emerging Markets Small Cap Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to emerging markets small cap investing. Led by co-managers Caglar Somek and Magnus Larsson, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality and an indepth understanding of business models and valuation discrepancies, enable the team to build a diversified portfolio of emerging markets small cap stocks with the potential to generate superior risk-adjusted returns. When selecting emerging markets small cap stocks, TimesSquare utilizes a research-intensive approach to identify emerging markets small cap stocks which it believes have the greatest potential to achieve price appreciation over a 12-to-18-month horizon.

THE YEAR IN REVIEW

We are proud to have launched our AMG TimesSquare Emerging Markets Small Cap Fund (the Fund) in mid-December 2016. Following the results of the U.S. presidential election, Emerging Markets experienced high degrees of volatility in the equity, bond and foreign exchange markets. We took advantage of this volatility by establishing regional overweight positions in Latin America and Emerging Europe.

For the period since inception on December 14, 2016, through December 31, 2016, the Fund’s Class Z shares returned 0.50%, while its benchmark, the MSCI Emerging Markets Small Cap Index (the Index), returned (0.94)%.

Stock selection had a net positive effect and drove our outperformance; in general, our holdings in China, Brazil, South Korea, Chile and Thailand outpaced their counterparts in the Index, while our investments in Indonesia, Malaysia and Taiwan lagged. Sector allocation also had a net positive effect.

In Latin America, we have a strong preference for countries that will likely benefit from reform orientation (fiscal consolidation) as well as from potential easing of the monetary cycle; these countries include Brazil, Colombia, Peru and Argentina. In Emerging Europe, we believe that Russia is likely to recover from a deep recession, and the Central Bank of the Russian Federation is also likely to ease policy rates. We view Romania as the fastest growing European country, with younger demographics and a stable political climate; recent fiscal easing there through lower consumer and corporate tax rates stand to benefit corporate spending and drive foreign direct investments.

In Asia, we are underweight in South Korea, China and Taiwan all of these countries are facing slow growth, lack of domestic catalysts and uncertainty around their respective export outlooks, driven by potential changes to U.S. trade policy. Despite these macroeconomic headwinds, however, we still found individual names that fit our bottom-up investment criteria, including companies with structural growth benefiting from either new technology trends (such as OLED technology, electric vehicles, advanced driver assistance systems) or government policies (defense, health care and education). We are overweight in Southeast Asia including Indonesia, the Philippines and Vietnam supporting our belief that longer-term tailwinds such as domestic consumption, infrastructure spending and higher credit growth are expected to support the outlook for corporate earnings.

We expect more volatility within emerging and frontier markets as the U.S. presidential transition progresses in 2017, and still have a small cash position ready to deploy as we uncover new investment ideas. As active managers, we believe that environments with greater changes create more investment opportunities; thus, no matter what 2017 brings, we are steadfast that our disciplined bottom-up analysis of business models and management teams should find superior companies. For the new year, we remain dedicated to adding value to the assets you have entrusted to us and look forward to working with you throughout 2017. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

4

AMG TimesSquare Emerging Markets Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Emerging Markets Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Emerging Markets Small Cap Fund’s Class Z on December 14, 2016 (inception date) to a $10,000 investment made in the MSCI Emerging Markets Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	Since Inception	Inception Date
AMG TimesSquare Emerging Markets Small Cap Fund [2,3,4,5,6,7,8]
Class I	0.50%	12/14/16
Class Z	0.50%	12/14/16
MSCI Emerging Markets Small Cap Index[9]	(0.94)%	12/14/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.
Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[3]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[6]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets. Such risks may be magnified for securities in frontier emerging markets.
[7]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[9]	The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 Emerging Markets countries. With 1,840 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. Unlike the Fund, the MSCI Emerging Markets Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG TimesSquare Emerging Markets Small Cap Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare Emerging Markets Small Cap Fund*	MSCI Emerging Markets Small Cap Index
Information Technology	20.2%	16.2%
Consumer Discretionary	18.8%	17.5%
Financials	15.4%	8.3%
Exchange Traded Funds	8.8%	0.0%
Health Care	8.7%	8.9%
Consumer Staples	8.0%	7.2%
Industrials	6.5%	14.9%
Materials	2.3%	11.5%
Utilities	1.6%	3.7%
Real Estate	1.0%	9.1%
Energy	0.9%	1.7%
Telecommunication Services	0.9%	1.0%
Closed-End Fund	0.7%	0.0%
Other Assets and Liabilities	6.2%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Loen Entertainment, Inc.	2.4%
Qualicorp, S.A.	2.4
AviChina Industry & Technology Co., Ltd.	2.3
PAX Global Technology, Ltd.	2.3
Hanwha Techwin Co., Ltd.	2.2
Banco Davivienda, S.A. (Brazil)	2.2
Media Nusantara Citra Tbk PT	2.1
Koh Young Technology, Inc.	2.1
Ennoconn Corp.	2.1
IMAX China Holding, Inc.	2.0

Top Ten as a Group	22.1%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG TimesSquare Emerging Markets Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—81.0%
Consumer Discretionary—18.8%
Cashbuild, Ltd. (Saudi Arabia)	1,300	$32,562
China Maple Leaf Educational Systems, Ltd. (China)	64,000	42,343
CJ E&M Corp. (South Korea)	1,450	85,070
Eclat Textile Co., Ltd. (Taiwan)	5,400	56,226
Forus, S.A. (Chile)	7,000	23,567
IMAX China Holding, Inc. (Hong Kong)*(a)	17,500	85,488
JUMBO, S.A. (Greece)	1,600	25,352
Loen Entertainment, Inc. (South Korea)*	1,650	103,588
Mando Corp. (South Korea)	200	38,845
Media Nusantara Citra Tbk PT (Indonesia)	700,000	90,811
Mr Price Group, Ltd. (South Africa)	5,000	57,996
Plan B Media PCL (Thailand)	260,000	42,013
Ser Educacional, S.A. (Brazil)(a)	8,500	48,759
Tung Thih Electronic Co., Ltd. (Taiwan)	7,300	65,078
Total Consumer Discretionary		797,698
Consumer Staples—8.0%
Adecoagro, S.A. (Argentina)*	4,500	46,710
Alicorp SAA (Peru)	17,000	36,978
Cia Cervecerias Unidas, S.A. (Chile)	5,400	56,395
Grupo Lala SAB de CV (Mexico)	25,000	36,361
Lenta, Ltd., GDR (Russia)*	8,500	69,700
Masan Group Corp. (Vietnam)*	12,000	34,149
Puregold Price Club, Inc. (Philippines)	78,000	61,192
Total Consumer Staples		341,485
Energy—0.9%
Motor Oil Hellas Corinth Refineries, S.A. (Greece)	2,700	37,212
Financials—12.1%
AMMB Holdings Bhd (Morocco)	40,000	38,370
Banca Transilvania, S.A. (Romania)	90,000	49,766
Bank Tabungan Negara Persero Tbk PT (Indonesia)	520,000	66,931
Banregio Grupo Financiero SAB de CV (Mexico)	5,800	32,316
BR Malls Participacoes, S.A. (Brazil)*	12,500	45,895
Intercorp Financial Services, Inc. (Peru)	1,500	48,000
Itau CorpBanca (Chile)	4,800,000	40,261
KRUK, S.A. (Poland)	1,000	56,635
Security Bank Corp. (Philippines)	12,000	45,832

	Shares	Value
Srisawad Power 1979 PCL (Thailand)	40,000	$45,903
TBC Bank Group PLC (Guernsey)*	2,400	42,947
Total Financials		512,856
Health Care—8.7%
China Resources Phoenix Healthcare Holdings Co., Ltd. (China)*	30,000	38,244
Ginko International Co., Ltd. (Taiwan)	5,600	57,948
i-SENS, Inc. (South Korea)	3,000	72,900
Life Healthcare Group Holdings, Ltd. (South Africa)	18,000	42,622
Qualicorp, S.A. (Brazil)	17,500	103,504
Sihuan Pharmaceutical Holdings Group, Ltd. (China)	190,000	52,760
Total Health Care		367,978
Industrials—6.5%
AirAsia BHD (Malaysia)	75,000	38,286
AKR Corporindo Tbk PT (Indonesia)	105,000	46,658
AviChina Industry & Technology Co., Ltd. (China)	145,000	99,465
Hanwha Techwin Co., Ltd. (South Korea)	2,600	93,442
Total Industrials		277,851
Information Technology—20.2%
Chicony Electronics Co., Ltd. (Taiwan)	25,000	57,881
Chroma ATE, Inc. (Taiwan)	35,000	81,642
Ennoconn Corp. (Taiwan)	7,000	88,791
Kingsoft Corp., Ltd. (China)	40,000	81,627
Koh Young Technology, Inc. (South Korea)	2,400	89,725
Linx, S.A. (Brazil)	8,400	44,778
PAX Global Technology, Ltd. (Hong Kong)	145,000	95,610
Sinbon Electronics Co., Ltd. (Taiwan)	39,000	84,837
Sunny Optical Technology Group Co., Ltd. (China)	9,000	39,231
Tongda Group Holdings, Ltd. (Hong Kong)	160,000	41,079
Viatron Technologies, Inc. (South Korea)	3,400	71,161
WONIK IPS Co., Ltd. (South Korea)*	3,700	80,030
Total Information Technology		856,392
Materials—2.3%
Cemex Latam Holdings, S.A. (Colombia)*	8,500	31,995
Greatview Aseptic Packaging Co., Ltd. (China)	130,000	66,453
Total Materials		98,448
Real Estate—1.0%
Grivalia Properties REIC AE, REIT (Greece)	5,300	42,736

The accompanying notes are an integral part of these financial statements.

7

AMG TimesSquare Emerging Markets Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services—0.9%
Thaicom PCL (Thailand)	70,000	$37,858
Utilities—1.6%
China Water Affairs Group, Ltd. (Hong Kong)	108,000	70,468
Total Common Stocks (cost $3,405,103)		3,440,982
Preferred Stocks—3.3%
Financials—3.3%
Banco ABC Brasil, S.A. (Brazil), Preference	11,000	47,080
Banco Davivienda, S.A. (Brazil), Preference	9,200	91,939
Total Financials		139,019
Total Preferred Stocks (cost $135,015)		139,019
Exchange Traded Funds—8.8%
Columbia India Small Cap ETF (United States)	2,000	28,180
iShares India 50 ETF (United States)	2,700	73,818
iShares MSCI India ETF (United States)	2,700	72,387
iShares MSCI India Small-Cap ETF (United States)	2,100	68,619

	Shares	Value
VanEck Vectors India Small-Cap Index ETF (United States)	1,600	$65,232
WisdomTree India Earnings Fund (United States)	3,300	66,660
Total Exchange Traded Funds (cost $379,801)		374,896
Closed-End Fund—0.7%
Fondul Proprietatea SA/Fund, Closed-End Fund (Romania) (cost $31,216)	170,000	31,321
Short-Term Investments—8.1%
Other Investment Companies—8.1%[1]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45% (cost $343,042)	343,042	$343,042
Total Investments—101.9% (cost $4,294,177)		4,329,260
Other Assets, less Liabilities—(1.9)%		(81,955)
Net Assets—100.0%		$4,247,305

The accompanying notes are an integral part of these financial statements.

8

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $4,297,990 for federal income tax purposes at December 31, 2016, the aggregate gross unrealized appreciation and depreciation were $83,282 and $52,012, respectively, resulting in net unrealized appreciation of investments of $31,270.

*	Non-income producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2016, the value of these securities amounted to $134,247, or 3.2% of net assets.

[1]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

Country	AMG TimesSquare Emerging Markets Small Cap Fund†	MSCI Emerging Markets Small Cap Index††
Argentina	1.2%	0.0%
Brazil	9.6%	4.2%
Chile	3.0%	1.1%
China	10.6%	22.8%
Colombia	0.8%	0.3%
Czech Republic	0.0%	0.1%
Egypt	0.0%	0.4%
Greece	2.6%	0.6%
Guernsey	1.1%	0.0%
Hong Kong	7.3%	0.0%
Hungary	0.0%	0.1%
India	0.0%	11.7%
Indonesia	5.1%	2.6%
Malaysia	1.0%	3.2%
Mexico	1.7%	3.0%
Morocco	1.0%	0.0%

Country	AMG TimesSquare Emerging Markets Small Cap Fund†	MSCI Emerging Markets Small Cap Index††
Peru	2.1%	0.0%
Philippines	2.7%	1.1%
Poland	1.4%	1.1%
Qatar	0.0%	0.8%
Romania	2.0%	0.0%
Russia	1.7%	0.9%
Saudi Arabia	0.8%	0.0%
South Africa	2.5%	5.8%
South Korea	15.9%	17.0%
Taiwan	12.4%	17.3%
Thailand	3.2%	4.0%
Turkey	0.0%	1.1%
United Arab Emirates	0.0%	0.8%
United States	9.4%	0.0%
Vietnam	0.9%	0.0%

	100.0%	100.0%

†	As a percentage of total long-term investments as of December 31, 2016.
††	Unaudited

The accompanying notes are an integral part of these financial statements.

9

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Emerging Markets Small Cap Fund
Investments in Securities
Common Stocks
Information Technology	$44,778	$811,614	—	$856,392
Consumer Discretionary	104,888	692,810	—	797,698
Financials	266,054	246,802	—	512,856
Health Care	161,452	206,526	—	367,978
Consumer Staples	341,485	—	—	341,485
Industrials	38,286	239,565	—	277,851
Materials	31,995	66,453	—	98,448
Utilities	—	70,468	—	70,468
Real Estate	42,736	—	—	42,736
Telecommunication Services	—	37,858	—	37,858
Energy	—	37,212	—	37,212
Preferred Stocks
Financials	139,019	—	—	139,019
Exchange Traded Funds	374,896	—	—	374,896
Closed-End Fund	—	31,321	—	31,321
Short-Term Investments	343,042	—	—	343,042

Total Investments in Securities	$1,888,631	$2,440,629	—	$4,329,260

As of December 31, 2016, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

GDR: GDR after the name of a holding stands for Global Depositary Receipt, representing ownership of foreign securities on deposit with a non-U.S. bank. The value of the GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored GDRs are initiated by the underlying foreign company.

ETF:	Exchange Traded Fund
REIT:	Real Estate Investment Trust
PCL:	Public Company Limited

The accompanying notes are an integral part of these financial statements.

10

AMG TimesSquare Emerging Markets Small Cap Fund

Statement of Assets and Liabilities

December 31, 2016

AMG TimesSquare Emerging Markets Small Cap Fund
Assets:
Investments at value*	$4,329,260
Foreign currency**	85,835
Dividends, interest and other receivables	1,633
Prepaid offering costs	79,231
Receivable from affiliate	33,065
Total assets	4,529,024
Liabilities:
Payable to Custodian	6,577
Payable for investments purchased	160,670
Payable to affiliate	88,044
Accrued expenses:
Investment advisory and management fees	1,540
Administrative fees	243
Trustees fees and expenses	76
Professional fees	19,514
Registration fees	2,620
Other	2,435
Total liabilities	281,719
Net Assets	$4,247,305
Net Assets Represent:
Paid-in capital	$4,212,564
Accumulated net investment loss	(327)
Net unrealized appreciation of investments and foreign currency translations	35,068
Net Assets	$4,247,305
Class I:
Net Assets	$10,051
Shares outstanding	1,000
Net asset value, offering and redemption price per share	$10.05
Class Z:
Net Assets	$4,237,254
Shares outstanding	421,605
Net asset value, offering and redemption price per share	$10.05
* Investments at cost	$4,294,177
** Foreign currency at cost	$85,023

The accompanying notes are an integral part of these financial statements.

11

AMG TimesSquare Emerging Markets Small Cap Fund

Statement of Operations

For the period ended December 31, 2016

AMG TimesSquare Emerging Markets Small Cap Fund*
Investment Income:
Dividend income	$4,696
Foreign withholding tax	(463)
Total investment income	4,233
Expenses:
Investment advisory and management fees	1,540
Administrative fees	243
Transfer agent fees	73
Custodian fees	2,082
Professional fees	19,514
Registration fees	2,620
Trustees fees and expenses	76
Reports to shareholders	130
Organizational costs	5,265
Amortization of offering costs	3,548
Miscellaneous	150
Total expenses before offsets	35,241
Expense reimbursements	(33,065)
Net expenses	2,176
Net investment income	2,057
Net Realized and Unrealized Gain (Loss):
Net realized loss on foreign currency transactions	(2,698)
Net change in unrealized appreciation (depreciation) of investments	35,083
Net change in unrealized appreciation (depreciation) of foreign currency translations	(15)
Net realized and unrealized gain	32,370
Net increase in net assets resulting from operations	$34,427

*	Commencement of operations was on December 15, 2016.

The accompanying notes are an integral part of these financial statements.

12

AMG TimesSquare Emerging Markets Small Cap Fund

Statement of Changes in Net Assets

For the fiscal period ended December 31,

AMG TimesSquare Emerging Markets Small Cap Fund* 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,057
Net realized loss on foreign currency transactions	(2,698)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	35,068
Net increase in net assets resulting from operations	34,427
Capital Share Transactions:
Class I:
Proceeds from sale of shares	10,000
Net increase from Class I share transactions	10,000
Class Z:
Proceeds from sale of shares	4,202,977
Cost of shares repurchased	(99)
Net increase from Class Z share transactions	4,202,878
Net increase from capital share transactions	4,212,878
Total increase in net assets	4,247,305
Net Assets:
Beginning of period	—
End of period	$4,247,305
End of period accumulated net investment loss	$(327)

Share Transactions:
Class I:
Sale of shares	1,000
Net increase in Class I shares	1,000
Class Z:
Sale of shares	421,615
Shares repurchased	(10)
Net increase in Class Z shares	421,605

*	Commencement of operations was on December 15, 2016.

The accompanying notes are an integral part of these financial statements.

13

AMG TimesSquare Emerging Markets Small Cap Fund

Financial Highlights

For a share outstanding throughout the fiscal period

Class I	For the period ended December 31, 2016*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.01
Net realized and unrealized gain (loss) on investments	0.04
Total income from investment operations	0.05
Net Asset Value, End of Period	$10.05
Total Return[2]	0.50%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.34%[5,7]
Ratio of expenses to average net assets (with offsets)	1.34%[5,7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	7.09%[5,6,7]
Ratio of net investment income to average net assets[2]	1.27%[5,7]
Portfolio turnover	0%[4]
Net assets at end of period (000’s omitted)	$10

Class Z	For the period ended December 31, 2016*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.01
Net realized and unrealized gain (loss) on investments	0.04
Total income from investment operations	0.05
Net Asset Value, End of Period	$10.05
Total Return[2]	0.50%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.34%[5,7]
Ratio of expenses to average net assets (with offsets)	1.34%[5,7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	7.09%[5,6,7]
Ratio of net investment income to average net assets[2]	1.27%[5,7]
Portfolio turnover	0%[4]
Net assets at end of period (000’s omitted)	$4,237

Notes to Financial Highlights

*	Commencement of operations was on December 15, 2016.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Not annualized.
[5]	Annualized.
[6]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.
[7]	Includes excise tax expense amounting to 0.09%.

14

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the period ended December 31, 2016, the Fund had no redemption fees. The Fund’s commencement of operations was on December 15, 2016.

The Fund offers two classes of shares: Class I and Class Z. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities including Exchange Traded Funds and Closed-End Funds traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own

15

Notes to Financial Statements (continued)

assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to expenses disallowed for tax purposes and gains/losses on foreign currency. Temporary differences are due to gains/losses on foreign currency and mark-to-market of passive foreign investment companies.

For the period ending December 31, 2016, the Fund did not pay any distributions.

As of December 31, 2016, the component of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$3,702

e. FEDERAL TAXES

The Fund expects to qualify as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the period ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

16

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2016, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Fund as follows: four own 91%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At December 31, 2016, the Fund did not hold repurchase agreements or joint repurchase agreements.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

k. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Fund in the amount of $88,044, which will be repaid by the Fund for the full amount thereof. Organizational costs in the amount of $5,265 were expensed. Offering costs of $82,779 were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by the Fund to the Investment Manager is reflected as a Payable to affiliate on the Statement of Assets and Liabilities.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the period ended December 31, 2016, the Fund paid an investment management fee at the annual rate of 0.95% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to

17

Notes to Financial Statements (continued)

limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.25% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount.

At December 31, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period
Within 3 years	$33,065

The Trust, on behalf of the Fund, has entered into an Amended and Restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund as further described in the Fund’s prospectus. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature.

For the Class I shares of Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the period ended December 31, 2016, were as follows:

	Maximum Amount Approved	Actual Amount Incurred
Class I	0.15%	0.00%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”), has granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the period ended December 31, 2016, the Fund did not borrow from nor lend to any other fund in the AMG Funds family.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the period ended December 31, 2016, were $3,951,135 and $0, respectively. The Fund had no purchases or sales of U.S. Government obligations during the period ended December 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral

18

Notes to Financial Statements (continued)

is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, there were no securities on loan.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2016, the Fund had no open repurchase agreements that were subject to a master netting agreement.

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting of these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which requires an additional disclosure in or adjustment of the Fund’s financial statements except for the following: Effective February 27, 2017, the Fund will issue Class N shares, which will be authorized to pay distribution and service (12b-1) fees of 0.25% and up to 0.15% in shareholder servicing fees.

TAX INFORMATION (unaudited)

The AMG TimesSquare Emerging Markets Small Cap Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2016.

AMG TimesSquare Emerging Markets Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $463 and $2,807, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Emerging Markets Small Cap Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

19

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

20

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 68
• Oversees 67 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999	Edward J. Kaier, 71
• Oversees 67 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 53
• Oversees 69 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004	Steven J. Paggioli, 66
• Oversees 67 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013	Richard F. Powers III, 71
• Oversees 67 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 58
• Trustee since 1999 • Oversees 69 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 69 Funds in Fund Complex	Lecturer, Babson College (2007–Present).

• Trustee since 2004	Thomas R. Schneeweis, 69
• Oversees 67 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 69 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

21

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 49
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007	Keitha L. Kinne, 58
Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 52
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016	Gerald F. Dillenburg, 50
Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

22

Annual approval of Investment Management and Subadvisory Agreements (unaudited)

Approval of Amendment to Investment Management Agreement and Amendment to Subadvisory Agreement with TimesSquare Capital Management, LLC with Respect to AMG TimesSquare Emerging Markets Small Cap Fund.

At an in-person meeting held on September 14-15, 2016, the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds (the “Trust”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve an amendment to the Investment Management Agreement (the “Investment Management Agreement”) between AMG Funds LLC (the “Investment Manager”) and the Trust relating to AMG TimesSquare Emerging Markets Small Cap Fund, a new series of the Trust (the “New Fund”), and an amendment to the Subadvisory Agreement between the Investment Manager and TimesSquare Capital Management, LLC (“TimesSquare”) relating to the New Fund (the “Subadvisory Agreement” and, together with the Investment Management Agreement, the “New Fund Agreements”). The Trustees were separately represented by independent legal counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, the Investment Manager and TimesSquare, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by the Investment Manager and TimesSquare under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of the U.S. Small Cap Growth Composite, U.S. Mid Cap Growth Composite, U.S. All-Cap Growth Composite and International Small Cap Composite managed by

TimesSquare for various time periods. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by the Investment Manager under the Investment Management Agreement, the Trustees took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the Investment Manager’s financial information, operations and personnel, the performance of its duties with respect to other funds in the AMG Funds Family of Funds, which, as of September 14-15, 2016, consisted of 70 funds (the “AMG Fund Complex”), the quality of the performance of the Investment Manager’s duties and the Trustees’ knowledge of the Investment Manager’s management team.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services intended to be performed by the Investment Manager in overseeing the portfolio management responsibilities of TimesSquare; (b) the Investment Manager’s ability to supervise the New Fund’s other service providers; and (c) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising TimesSquare, the Investment Manager will: perform periodic detailed analyses and reviews of the performance by TimesSquare of its obligations to the New Fund, including without limitation analysis and review of portfolio and other compliance matters and review of TimesSquare’s investment performance with respect to the New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of TimesSquare and other information regarding

TimesSquare, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of TimesSquare responsible for performing TimesSquare’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of TimesSquare and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of TimesSquare; assist the Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepare recommendations with respect to the continued retention of TimesSquare or the replacement of TimesSquare, including at the request of the Board; identify potential successors to or replacements of TimesSquare or potential additional subadvisors; perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of TimesSquare with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of June 30, 2016, the Investment Manager had approximately $27.4 billion in mutual fund assets under management. The Trustees also considered the Investment Manager’s risk management processes.

23

Annual approval of Investment Management and Subadvisory Agreements (continued)

In the course of their deliberations regarding the nature, extent and quality of services to be provided by TimesSquare under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by TimesSquare to the New Fund; (b) the qualifications and experience of TimesSquare personnel; and (c) the TimesSquare compliance program. The Trustees also took into account the financial condition of TimesSquare with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of June 30, 2016, TimesSquare managed approximately $16.07 billion in assets. The Trustees also considered TimesSquare’s risk management processes. The Trustees also noted that TimesSquare sub-advised four other funds in the AMG Fund Complex, and that the Trustees had overseen funds subadvised by TimesSquare since 2005.

The Trustees also considered information regarding the nature, extent and quality of services provided by the Investment Manager and TimesSquare, as applicable, to funds in the AMG Fund Complex in connection with the Trustees’ annual consideration of the existing funds’ contractual arrangements. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff and information regarding TimesSquare’s organizational and management structure. The Trustees considered specific information provided regarding the experience of the individuals at TimesSquare that are expected to have portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that one of the proposed portfolio managers has 17 years of experience and serves as a Senior Vice President and Portfolio Manager/Analyst on TimesSquare’s International Small Cap Team. The Trustees also noted that the other proposed portfolio manager has 21 years of experience and serves as a Senior Vice President and Portfolio Manager on TimesSquare’s International Small Cap Team. In addition, the Trustees observed that TimesSquare’s Emerging Markets Small Cap investment process is a bottom-up, research driven process with a three-step discipline that focuses on fundamental research, in-depth analysis and construction/risk management.

PERFORMANCE.

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of TimesSquare with respect to its U.S. Small Cap Growth Composite, U.S. Mid Cap Growth Composite, U.S. All-Cap Growth Composite and International Small Cap Composite.

ADVISORY FEES, EXPENSES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the New Fund, the Trustees noted that the Investment Manager, and not the New Fund, is responsible for paying the fees charged by TimesSquare, and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also noted that the Investment Manager would indirectly benefit from the portion of the advisory fees paid to TimesSquare by the Investment Manager because the Investment Manager and TimesSquare are affiliated. The Trustees noted that the New Fund’s proposed advisory and administration fees and total gross expenses were both lower than the average for the New Fund’s Peer Group, measured as of July 31, 2016. The Trustees also took into account the fact that the Investment Manager has contractually agreed, through at least May 1, 2018, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the New Fund to the annual rate of 1.25% of the New Fund’s average daily net assets, noting that the net expenses of the New Fund were lower than the average for the New Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and TimesSquare and the considerations noted above with respect to the Investment Manager and TimesSquare, the New Fund’s advisory fees and subadvisory fees are reasonable.

In considering the anticipated profitability of the Investment Manager with respect to the provision of investment advisory services to the New Fund, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as investment manager to the New Fund), received by Investment Manager and its affiliates attributable to managing all the mutual funds in the AMG Fund Complex, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the New Fund and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the New Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is expected to be reasonable and that, since the New Fund does not currently have any assets, the Investment Manager is not realizing any material benefits from economies of scale. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

24

Annual approval of Investment Management and Subadvisory Agreements (continued)

In considering the anticipated profitability of TimesSquare with respect to the provision of subadvisory services to the New Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding TimesSquare’s organization, management and financial stability. The Trustees noted that, because TimesSquare is an affiliate of the Investment Manager, a portion of TimesSquare’s revenues or anticipated profitability might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are to be paid by the Investment Manager out of its advisory fee. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services TimesSquare is expected to provide in performing its functions under the Subadvisory Agreement. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations. The Trustees also were provided, in their June 22-23, 2016 meeting, with the profitability of TimesSquare with respect to the other funds it manages in the AMG Fund Complex. Based on the foregoing, the Trustees concluded that the profitability to TimesSquare is expected to be reasonable and that, since the New Fund does not currently have any assets, TimesSquare is not realizing material benefits from economies of scale. Also with respect to economies of scale, the Trustees noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

*        *        *         *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) the Investment Manager and TimesSquare have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) TimesSquare’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) TimesSquare is reasonably likely to execute its investment strategy consistently over time; and (d) the Investment Manager and TimesSquare maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on September 14-15, 2016, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

25

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

TimesSquare Capital Management, LLC

7 Times Square,

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC .

Current net asset values per share for the Funds are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AR083-1216	| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG Yacktman Focused Fund

Class S: YAFFX  |   Class I: YAFIX

AMG Yacktman Fund

Class I: YACKX

www.amgfunds.com |	AR071-1216

AMG Funds

Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Yacktman Focused Fund	4
AMG Yacktman Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	17

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	19
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets
Detail of changes in assets for the past two years	21

Financial Highlights	22
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	24
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

TRUSTEES AND OFFICERS	32

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
	Ratio for	Account Value	Account Value	Paid During
Six Months Ended December 31, 2016	the Period	07/01/16	12/31/16	the Period*
AMG Yacktman Focused Fund
Class S
Based on Actual Fund Return	1.23%	$1,000	$1,043	$6.32
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.24
Class I
Based on Actual Fund Return	1.05%	$1,000	$1,044	$5.39
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33
AMG Yacktman Fund
Class I
Based on Actual Fund Return	0.72%	$1,000	$1,044	$3.70
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,022	$3.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

AMG Yacktman Focused Fund

Portfolio Manager’s Comments (unaudited)

The AMG Yacktman Focused Fund (Class S)1 (the “Fund”) returned a solid 11.3% for the 12 months ending December 31, 2016, compared with 12.0% for the benchmark, the S&P 500 Index.

Our goal remains to provide outperformance over a full market cycle while managing the level of risk. In the last five years, the S&P 500 Index has nearly doubled in price, largely through multiple expansion — people paying higher prices for the level of earnings — and valuations for the market are at very high levels compared to history. Expensive markets can make it more difficult to find bargains and sometimes, like in recent years, cause us to wait with excess cash. To be clear, we will invest in individual securities regardless of the market’s valuation — it is the potential risk/reward of the individual security that matters.

In November, the market rallied sharply after the unexpected outcome in the U.S. election. Coupled with the surprising outcome in the U.K. of the Brexit vote, last year proved how difficult it is to predict macro events as well as market reactions to them. (After Brexit, markets plunged then rallied, and in the U.S., futures plunged after the election results we projected, then rallied.)

Our approach focuses on long-term security selection with an emphasis on valuation and a preference for quality businesses that can perform in both good times and bad. We study and pay significant attention to macro, because it influences the investments we make; however, we maintain a strong focus on the long-term and the individual securities when allocating capital in the Fund.

In 2016, we took advantage of temporary declines in 21st Century Fox (FOX) and Samsung Electronics Preferred (Samsung) to increase those positions. Due to strong performance, we reduced weightings in several consumer staples positions, including PepsiCo (Pepsi), Procter & Gamble (P&G) and Sysco Corp (Sysco). We believe these stocks remain attractive but deserve a reduced position weighting.

CONTRIBUTORS

The Fund contributors included Samsung, Sysco and P&G.

Samsung’s shares contributed strongly to the results even though the company could not get away from negative news stories on the Note7, which became one of the worst product failures in history. The stock was resilient because Samsung’s semiconductor and display businesses delivered solid profit growth in the second half of the year and looks like it may be setting up for a strong 2017. Downside was also protected because the valuation, in our view, is incredibly attractive. We think the shares, net of cash and investments, trade at approximately 5x this year’s earnings. Low valuation and a strong balance sheet typically help cushion temporary stumbles, and this was proven by Samsung’s performance last year.

Towards the end of the year, Samsung announced improved cash returns to shareholders via an increased dividend and significant new share repurchase plan. Management also announced it is studying the corporate structure of the business and is considering an ADR listing. We think either or both of these events would propel the stock significantly higher. Samsung, in our view, remains incredibly inexpensive and trades at a substantial discount to any of its global peers.

Sysco’s shares contributed to last year’s results as the company delivered solid earnings results, benefitting from improved case volume growth and strong cost cutting. In 2016, Sysco expanded overseas, completing the acquisition of Brakes Group, a leading European foodservice provider. We think this will help provide the company with significant opportunities for growth for many years to come. We reduced the position during the year due to strong performance, but still believe the shares are attractive going forward.

P&G shares were also stronger in 2016, as the company completed its multi-year plan to simplify its business by divesting or eliminating more than 100 of the companies’ brands that represented roughly 6% of total profits. With a better focus going forward, fewer brands and product categories and a significant emphasis on driving down costs, we think P&G is well-positioned to deliver solid results over the next several years.

DETRACTORS

The AMG Yacktman Focused Fund detractors included Aggreko, Hengan International (Hengan) and QinQin Foods.

One reason for the successful results in 2016 was there were no significant losers. Hengan and Aggreko were both down modestly last year due to what we think are short-term challenges in their businesses. Both companies are small non-U.S. positions and faced currency headwinds as well. We are confident that both stocks have the ability to recover over the next few years.

A small spinoff of Hengan, QinQin Foods, was the only other security which produced a negative return in 2016.

OTHER

Surplus cash held back results last year, but was necessary because of difficulty in finding enough attractive ideas to deploy more cash at the time. We continue to find selective investment opportunities that are near prices where we would add them to the Fund. However, as always, we will patiently wait for the right price to start building a position, and not merely a “close” price. Potential investments range across a variety of sectors.

In December, FOX announced an agreement to purchase full ownership of Sky, a leading European media and communications company. In the last few years, FOX has struggled with currency headwinds and challenges in the movie studio business, which has masked continued solid growth in cable content. Recently, AT&T announced a proposed acquisition of Time Warner that we think demonstrates that top content is increasingly valuable today.

4

AMG Yacktman Focused Fund

Portfolio Manager’s Comments (continued)

CONCLUSION

We are pleased with the strong results for the year. We continue to work hard, assessing current holdings and potential new additions to the Fund. As always, we will be patient, objective and diligent in our efforts.

[1]	Prior to October 1, 2016, the Fund’s Class S shares were known as Service Shares

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management,

L.P. as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Class S (formerly Service Class) on December 31, 2006, to a

$10,000 investment made in the S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

5

AMG Yacktman Focused Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Yacktman Focused Fund and the S&P 500 Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Yacktman Focused Fund [2,3,4,5,6,7,8,9,10]
Class S11	11.29%	10.42%	9.78%	9.23%	05/01/97
Class I11	11.46%	—	—	10.98%	07/24/12
S&P 500 Index [12]	11.96%	14.66%	6.95%	7.37%	05/01/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Class S of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[7]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[8]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[9]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[10]	The Fund inception dates and returns for all periods beginning prior to June 29, 2012, reflects performance of the predecessor Fund, The Yacktman Focused Fund, which was reorganized into the AMG Yacktman Focused Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[11]	Effective October 1, 2016, the Service Class and Institutional Class of AMG Yacktman Focused Fund were renamed Class S and Class I, respectively.
[12]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Focused Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

	AMG Yacktman	S&P 500
Sector	Focused Fund*	Index
Information Technology	27.1%	20.7%
Consumer Staples	26.9%	9.4%
Consumer Discretionary	15.9%	12.0%
Health Care	4.6%	13.6%
Financials	2.4%	14.8%
Energy	2.0%	7.6%
Industrials	1.5%	10.3%
Materials	0.0%	2.8%
Telecommunication Services	0.0%	2.7%
Utilities	0.0%	3.2%
Real Estate	0.0%	2.9%
Other Assets and Liabilities	19.6%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Samsung Electronics Co., Ltd., 1.420%**	14.2%
The Procter & Gamble Co.**	9.3
Twenty-First Century Fox, Inc., Class B**	8.0
Twenty-First Century Fox, Inc., Class A**	7.9
PepsiCo, Inc.**	6.3
Oracle Corp.**	4.8
Cisco Systems, Inc.**	4.8
Johnson &Johnson**	4.6
The Coca-Cola Co.**	4.5
Microsoft Corp.	3.3

Top Ten as a Group	67.7%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Focused Fund

Fund Snapshots (continued)

For the six months ended December 31, 2016

NEW EQUITY POSITIONS

Current
New Purchases	Shares Held
Unilever NV, ADR	600,000

EQUITY PURCHASES & SALES

	Net Shares	Current
Purchases	Purchased	Shares Held
Twenty-First Century Fox, Inc., Class A	200,000	12,700,000

	Net Shares	Current
Sales	Sold	Shares Held
Avon Products, Inc.	1,867,400	5,400,000
The Bank of New York Mellon Corp.	550,000	750,000
Cisco Systems, Inc.	1,100,000	7,200,000
ConocoPhillips	250,000	900,000
Exxon Mobil Corp.	450,000	500,000
Johnson & Johnson	100,000	1,800,000
Microsoft Corp.	800,000	2,400,000
Oracle Corp.	250,000	5,700,000
PepsiCo, Inc.	225,000	2,725,000
The Procter & Gamble Co.	1,900,000	5,000,000
Qinqin Foodstuffs Group Cayman Co., Ltd.	577,000	597,460
Samsung Electronics Co., Ltd., 1.420%	72,520	542,797
State Street Corp.	100,000	300,000
Sysco Corp.	1,750,000	2,600,000
Twenty-First Century Fox, Inc., Class B	700,000	13,300,000
US Bancorp	550,000	1,000,000

8

AMG Yacktman Focused Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—63.8%
Consumer Discretionary—15.9%
Twenty-First Century Fox, Inc., Class A	12,700,000	$356,108,000
Twenty-First Century Fox, Inc., Class B	13,300,000	362,425,000
Total Consumer Discretionary		718,533,000
Consumer Staples—25.3%
Avon Products, Inc.*	5,400,000	27,216,000
The Coca-Cola Co.	4,900,000	203,154,000
Hengan International Group Co., Ltd.[1]	5,872,300	43,009,613
PepsiCo, Inc.	2,725,000	285,116,750
The Procter & Gamble Co.	5,000,000	420,400,000
Qinqin Foodstuffs Group Cayman Co., Ltd.*	597,460	202,765
Sysco Corp.	2,600,000	143,962,000
Unilever NV, ADR	600,000	24,636,000
Total Consumer Staples		1,147,697,128
Energy—2.0%
ConocoPhillips	900,000	45,126,000
Exxon Mobil Corp.	500,000	45,130,000
Total Energy		90,256,000
Financials—2.4%
The Bank of New York Mellon Corp.	750,000	35,535,000
State Street Corp.	300,000	23,316,000
US Bancorp	1,000,000	51,370,000
Total Financials		110,221,000
Health Care—4.6%
Johnson & Johnson	1,800,000	207,378,000
Industrials—0.7%
Aggreko PLC	2,800,000	31,607,701
Information Technology—12.9%
Cisco Systems, Inc.	7,200,000	217,584,000
Microsoft Corp.	2,400,000	149,136,000
Oracle Corp.	5,700,000	219,165,000
Total Information Technology		585,885,000
Total Common Stocks (cost $2,036,613,018)		2,891,577,829

	Shares	Value
Preferred Stocks—14.2%
Information Technology—14.2%
Samsung Electronics Co., Ltd., 1.420% (cost $498,549,057)	542,797	$642,691,191

	Principal Amount

Corporate Bonds and Notes—2.4%
Consumer Staples—1.6%
Avon Products, Inc., 7.000%, 03/15/23(a),[1]	$14,105,000	13,350,382
Avon Products, Inc., 8.950%, 03/15/43(a)	65,740,000	57,686,850
Total Consumer Staples		71,037,232
Industrials—0.8%
CONSOL Energy, Inc., 5.875%, 04/15/22	38,000,000	37,240,000
Total Corporate Bonds and Notes (cost $85,690,600)		108,277,232
Short-Term Investments—18.8%
Repurchase Agreements—0.0%#,2
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $99,240 (collateralized by various U.S. Government Agency Obligations, 0.000%—6.500%, 03/02/17—02/01/49, totaling $101,219)	99,234	99,234

	Shares
Other Investment Companies—18.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	224,261,941	224,261,941
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.44%	628,884,586	628,884,586
Total Other Investment Companies		853,146,527
Total Short-Term Investments (cost $853,245,761)		853,245,761
Total Investments—99.2% (cost $3,474,098,436)		4,495,792,013
Other Assets, less Liabilities—0.8%		35,315,875
Net Assets—100.0%		$4,531,107,888

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund

Portfolio Manager’s Comments (unaudited)

The AMG Yacktman Fund (Class I)1 (the “Fund”) returned a solid 11.2% for the 12 months ending December 31, 2016, compared with 12.0% for the benchmark, the S&P 500 Index.

Our goal remains to provide outperformance over a full market cycle while managing the level of risk. In the last five years, the S&P 500 Index has nearly doubled in price, largely through multiple expansion — people paying higher prices for the level of earnings — and valuations for the market are at very high levels compared to history. Expensive markets can make it more difficult to find bargains and sometimes, like in recent years, cause us to wait with excess cash. To be clear, we will invest in individual securities regardless of the market’s valuation — it is the potential risk/reward of the individual security that matters.

In November, the market rallied sharply after the unexpected outcome in the U.S. election. Coupled with the surprising outcome in the U.K. of the Brexit vote, last year proved how difficult it is to predict macro events as well as market reactions to them. (After Brexit, markets plunged then rallied, and in the U.S., futures plunged after the election results we projected, then rallied.)

Our approach focuses on long-term security selection with an emphasis on valuation and a preference for quality businesses that can perform in both good times and bad. We study and pay significant attention to macro, because it influences the investments we make; however, we maintain a strong focus on the long-term and the individual securities when allocating capital in the Fund.

In 2016, we took advantage of temporary declines in 21st Century Fox (FOX) and Samsung Electronics Preferred (Samsung) to increase those positions. Due to strong performance, we reduced weightings in several consumer staples positions, including PepsiCo (Pepsi), Procter & Gamble (P&G) and Sysco Corp (Sysco). We believe these stocks remain attractive but deserve a reduced position weighting.

CONTRIBUTORS

The Fund contributors included Samsung, Sysco and Cisco Systems (Cisco).

Samsung’s shares contributed strongly to the results even though the company could not get away from negative news stories on the Note7, which became one of the worst product failures in history. The stock was resilient because Samsung’s semiconductor and display businesses delivered solid profit growth in the second half of the year and looks like it may be setting up for a strong 2017. Downside was also protected because the valuation, in our view, is incredibly attractive. We think the shares, net of cash and investments, trade at approximately 5x this year’s earnings. Low valuation and a strong balance sheet typically help cushion temporary stumbles, and this was proven by Samsung’s performance last year.

Towards the end of the year, Samsung announced improved cash returns to shareholders via an increased dividend and significant new share repurchase plan. Management also announced it is studying the corporate structure of the business and is considering an ADR listing. We think either or both of these events would propel the stock significantly higher. Samsung, in our view, remains incredibly inexpensive and trades at a substantial discount to any of its global peers.

Sysco’s shares contributed to last year’s results as the company delivered solid earnings results, benefitting from improved case volume growth and strong cost cutting. In 2016, Sysco expanded overseas, completing the acquisition of Brakes Group, a leading European foodservice provider. We think this will help provide the company with significant opportunities for growth for many years to come. We reduced the position during the year due to strong performance, but still believe the shares are attractive going forward.

Cisco produced solid returns in 2016, along with general strength in the technology sector. Cisco has more than $60 billion of overseas cash and could benefit greatly if tax repatriation occurs.

DETRACTORS

The Fund detractors included Aggreko, Hengan International (Hengan) and Viacom.

One reason for the successful results in 2016 was there were no significant losers. Hengan and Aggreko were both down modestly last year due to what we think are short-term challenges in their businesses. Both companies are small non-U.S. positions and faced currency headwinds as well. We are confident that both stocks have the ability to recover over the next few years.

Viacom’s shares were weaker as the company worked through a leadership transition at both the board and management levels. New CEO Bob Bakish brings nearly 20 years of experience to Viacom and a renewed focus on building company brands, after years of management underinvestment. We think Viacom has significant value in non-U.S. assets that are underappreciated, and has the opportunity to produce substantially better results in its core business.

OTHER

Last year we sold our position in Lancaster Colony (Lancaster), a company we have owned in the Fund since mid-2000. When we first purchased Lancaster, the stock was under $25 per share and our final sale was at a significantly higher price.

During the time we owned the stock, the company paid over $32 in dividends, which was more than our initial purchase price and, by itself, would have produced a higher total return than the S&P 500 Index over the same timeframe. When we first purchased the shares in mid-2000, the market was at extremely high levels, but that did not deter us from making the investment in Lancaster. After all, we invest in securities, not the market. It is also

10

AMG Yacktman Fund

Portfolio Manager’s Comments (continued)

a good reminder for investors that great investments can become available at any time and excess cash can be deployed regardless of the level of the market.

Surplus cash held back results last year, but was necessary because of difficulty in finding enough attractive ideas to deploy more cash at the time. We continue to find selective investment opportunities that are near prices where we would add them to the Fund. However, as always, we will patiently wait for the right price to start building a position, and not merely a “close” price. Potential investments range across a variety of sectors.

In December, FOX announced an agreement to purchase full ownership of Sky, a leading European media and communications company. In the last few years, FOX has struggled with currency headwinds and challenges in the movie studio business, which has masked continued solid growth in cable content. Recently, AT&T announced a proposed acquisition of Time Warner that we think demonstrates that top content is increasingly valuable today.

CONCLUSION

We are pleased with the strong results for the year. We continue to work hard, assessing current holdings and potential new additions to the Fund. As always, we will be patient, objective and diligent in our efforts

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional Shares

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

11

AMG Yacktman Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Class I (formerly Service Class) on December 31, 2006, to a $10,000 investment made in the S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund and the S&P 500 Index for the same time periods ended December 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Yacktman Fund [2,3,4,5,6,7]
Class I8	11.20%	10.72%	9.37%
S&P 500 Index[9]	11.96%	14.66%	6.95%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. The Fund is subject to risks associated with investments in small- capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	The Fund inception date and returns for all periods beginning prior to June 29, 2012, reflects performance of the predecessor Fund, The Yacktman Fund, which was reorganized into the AMG Yacktman Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[8]	Effective October 1, 2016, the Service Class of AMG Yacktman Fund was renamed Class I.
[9]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG Yacktman Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

	AMG Yacktman S&P 500
Sector	Fund*	Index
Consumer Staples	26.4%	9.4%
Information Technology	20.6%	20.7%
Consumer Discretionary	13.3%	12.0%
Health Care	8.5%	13.6%
Financials	6.2%	14.8%
Energy	3.0%	7.6%
Industrials	1.9%	10.3%
Materials	0.0%	2.8%
Telecommunication Services	0.0%	2.7%
Utilities	0.0%	3.2%
Real Estate	0.0%	2.9%
Other Assets and Liabilities	20.1%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
The Procter & Gamble Co.**	7.7%
Twenty-First Century Fox, Inc., Class A**	7.6
PepsiCo, Inc.**	5.0
Oracle Corp.**	4.7
Cisco Systems, Inc.**	4.7
Samsung Electronics Co., Ltd., 1.420%**	4.6
Microsoft Corp.**	4.4
Johnson &Johnson**	4.3
The Coca-Cola Co.**	4.3
Sysco Corp.**	4.2

Top Ten as a Group	51.5%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG Yacktman Fund

Fund Snapshots (continued)

For the six months ended December 31, 2016

EQUITY PURCHASES & SALES

	Net Shares	Current
Purchases	Purchased	Shares Held
Twenty-First Century Fox, Inc., Class A	2,965,000	22,965,000
Unilever NV, ADR	565,000	2,400,000

	Net Shares	Current
Sales	Sold	Shares Held
Avon Products, Inc.	3,400,000	10,100,000
Bank of America Corp.	1,200,000	1,300,000
The Bank of New York Mellon Corp.	1,100,000	2,700,000
Cisco Systems, Inc.	1,500,000	13,300,000
Comcast Corp., Class A	300,000	1,400,000
ConocoPhillips	100,000	2,100,000
Corning, Inc.	210,000	2,600,000
CR Bard, Inc.	50,000	550,000
Exxon Mobil Corp.	200,000	1,700,000
The Goldman Sachs Group, Inc.	90,000	160,000
Hewlett Packard Enterprise Co.	500,000	2,000,000
HP, Inc.	500,000	2,000,000
Intel Corp.	800,000	1,000,000
Johnson & Johnson	350,000	3,200,000
Lancaster Colony Corp.	270,000	—
Microsoft Corp.	1,000,000	6,100,000
PepsiCo, Inc.	1,250,000	4,100,000
The Procter & Gamble Co.	300,000	7,800,000
State Street Corp.	140,000	1,000,000
Stryker Corp.	200,000	900,000
Sysco Corp.	1,300,000	6,500,000
Twenty-First Century Fox, Inc., Class B	100,000	8,700,000
US Bancorp	1,000,000	3,200,000
Wal-Mart Stores, Inc.	100,000	800,000
Wells Fargo & Co.	100,000	1,600,000

14

AMG Yacktman Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—73.3%
Consumer Discretionary—13.3%
Apollo Education Group, Inc.*	1,875,000	$18,562,500
Comcast Corp., Class A	1,400,000	96,670,000
Staples, Inc.	2,000,000	18,100,000
Twenty-First Century Fox, Inc., Class A	22,965,000	643,938,600
Twenty-First Century Fox, Inc., Class B	8,700,000	237,075,000
Viacom, Inc., Class B	3,500,000	122,850,000
Total Consumer Discretionary		1,137,196,100
Consumer Staples—25.2%
Avon Products, Inc.*	10,100,000	50,904,000
The Coca-Cola Co.	8,850,000	366,921,000
Colgate-Palmolive Co.	1,200,000	78,528,000
Hengan International Group Co., Ltd.	6,935,400	50,795,918
PepsiCo, Inc.	4,100,000	428,983,000
The Procter & Gamble Co.	7,800,000	655,824,000
Qinqin Foodstuffs Group Cayman Co., Ltd.*	1,387,080	470,745
Sysco Corp.	6,500,000	359,905,000
Unilever NV, ADR[1]	2,400,000	98,544,000
Wal-Mart Stores, Inc.	800,000	55,296,000
Total Consumer Staples		2,146,171,663
Energy—3.0%
ConocoPhillips	2,100,000	105,294,000
Exxon Mobil Corp.	1,700,000	153,442,000
Total Energy		258,736,000
Financials—6.2%
Bank of America Corp.	1,300,000	28,730,000
The Bank of New York Mellon Corp.	2,700,000	127,926,000
The Goldman Sachs Group, Inc.	160,000	38,312,000
State Street Corp.	1,000,000	77,720,000
US Bancorp	3,200,000	164,384,000
Wells Fargo & Co.	1,600,000	88,176,000
Total Financials		525,248,000
Health Care—8.5%
Anthem, Inc.	850,000	122,204,500
CR Bard, Inc.	550,000	123,563,000
Johnson &Johnson	3,200,000	368,672,000
Stryker Corp.	900,000	107,829,000
Total Health Care		722,268,500

	Shares	Value
Industrials—1.1%
Aggreko PLC	3,728,228	$42,085,970
C.H. Robinson Worldwide, Inc.[1]	750,000	54,945,000
Total Industrials		97,030,970
Information Technology—16.0%
Cisco Systems, Inc.	13,300,000	401,926,000
Corning, Inc.	2,600,000	63,102,000
Hewlett Packard Enterprise Co.	2,000,000	46,280,000
HP, Inc.	2,000,000	29,680,000
Intel Corp.	1,000,000	36,270,000
Microsoft Corp.	6,100,000	379,054,000
Oracle Corp.	10,500,000	403,725,000
Total Information Technology		1,360,037,000
Total Common Stocks (cost $4,036,166,200)		6,246,688,233
Preferred Stocks—4.6%
Information Technology—4.6%
Samsung Electronics Co., Ltd., 1.420% (cost $312,080,253)	332,834	394,087,440

	Principal
	Amount
Corporate Bonds and Notes—2.0%
Consumer Staples—1.2%
Avon Products, Inc., 6.600%, 03/15/20(a)[1]	$10,000,000	10,100,000
Avon Products, Inc., 7.000%, 03/15/23(a)[1]	81,630,000	77,262,795
Avon Products, Inc., 8.950%, 03/15/43(a)	15,485,000	13,588,088
Total Consumer Staples		100,950,883
Industrials—0.8%
CONSOL Energy, Inc., 5.875%, 04/15/22	65,524,000	64,213,520
Kemet Corp., 10.500%, 05/01/18	8,775,000	8,764,031
Total Industrials		72,977,551
Total Corporate Bonds and Notes (cost $125,177,446)		173,928,434

The accompanying notes are an integral part of these financial statements.

15

AMG Yacktman Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—19.9%
Repurchase Agreements—0.3%[2]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $5,307,883 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17—01/01/47, totaling $5,413,722)	$5,307,570	$5,307,570
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $1,117,059 (collateralized by various U.S. Government Agency Obligations, 0.685%—2.000%, 10/31/18—11/30/22, totaling $1,139,337)	1,116,997	1,116,997
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $5,307,865 (collateralized by various U.S. Government Agency Obligations, 0.000%—9.500%, 01/15/17—08/20/66, totaling $5,413,721)	5,307,570	5,307,570
RBC Dominion Securities, Inc., dated 12/30/16,due 01/03/17, 0.520% total to be received $5,307,877 (collateralized by various U.S. Government Agency Obligations, 0.875% — 7.000%, 02/13/17—01/01/47, totaling $5,413,721)	5,307,570	5,307,570
State of Wisconsin Investment Board, dated 12/30/16, due 01/03/17, 0.650% total to be received $5,307,953 (collateralized by various U.S. Government Agency Obligations, 0.125%—3.875%, 04/15/18—02/15/46, totaling $5,442,430)	5,307,570	5,307,570
Total Repurchase Agreements		22,347,277

	Shares	Value
Other Investment Companies—19.6%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	378,632,241	$378,632,241
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.44%	1,297,250,760	1,297,250,760
Total Other Investment Companies		1,675,883,001
Total Short-Term Investments (cost $1,698,230,278)		1,698,230,278
Total Investments—99.8% (cost $6,171,654,177)		8,512,934,385
Other Assets, less Liabilities—0.2%		14,229,914
Net Assets—100.0%		$8,527,164,299

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Yacktman Focused Fund	$3,474,861,884	$1,221,698,496	$(200,768,367)	$1,020,930,129
AMG Yacktman Fund	6,173,465,377	2,631,459,824	(291,990,816)	2,339,469,008

*  Non-income producing security.

(a) Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Yacktman Focused Fund	$93,960	0.0	%#
AMG Yacktman Fund	21,765,125	0.3%

#	Less than 0.05%.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant
	Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Focused Fund
Investments in Securities
Common Stocks
Consumer Staples	$1,104,484,750	$43,212,378	—	$1,147,697,128
Consumer Discretionary	718,533,000	—	—	718,533,000
Information Technology	585,885,000	—	—	585,885,000
Health Care	207,378,000	—	—	207,378,000
Financials	110,221,000	—	—	110,221,000
Energy	90,256,000	—	—	90,256,000
Industrials	—	31,607,701	—	31,607,701
Preferred Stocks†	—	642,691,191	—	642,691,191
Corporate Bonds and Notes††	—	108,277,232	—	108,277,232
Short-Term Investments
Repurchase Agreements	—	99,234	—	99,234
Other Investment Companies	853,146,527	—	—	853,146,527

Total Investments in Securities	$3,669,904,277	$825,887,736	—	$4,495,792,013

The accompanying notes are an integral part of these financial statements.

17

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant
	Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Fund
Investments in Securities
Common Stocks
Consumer Staples	$2,094,905,000	$51,266,663	—	$2,146,171,663
Information Technology	1,360,037,000	—	—	1,360,037,000
Consumer Discretionary	1,137,196,100	—	—	1,137,196,100
Health Care	722,268,500	—	—	722,268,500
Financials	525,248,000	—	—	525,248,000
Energy	258,736,000	—	—	258,736,000
Industrials	54,945,000	42,085,970	—	97,030,970
Preferred Stocks†	—	394,087,440	—	394,087,440
Corporate Bonds and Notes††	—	173,928,434	—	173,928,434
Short-Term Investments
Repurchase Agreements	—	22,347,277	—	22,347,277
Other Investment Companies	1,675,883,001	—	—	1,675,883,001

Total Investments in Securities	$7,829,218,601	$683,715,784	—	$8,512,934,385

†	All preferred stocks held in the Fund are level 2 securities. For a detailed breakout of the preferred stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed break out of the corporate bonds and notes by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2016

	AMG Yacktman	AMG Yacktman
	Focused Fund#	Fund#
Assets:
Investments at value* (including securities on loan valued at $93,960 and $21,765,125, respectively)	$4,495,792,013	$8,512,934,385
Receivable for investments sold	48,372,095	30,081,819
Receivable for Fund shares sold	7,532,154	22,772,145
Dividends, interest and other receivables	12,469,109	15,383,602
Receivable from affiliate	31,946	65,898
Prepaid expenses	39,937	51,457
Total assets	4,564,237,254	8,581,289,306
Liabilities:
Payable for Fund shares repurchased	27,344,967	25,126,660
Payable for investments purchased	206,243	425,434
Payable upon return of securities loaned	99,234	22,347,277
Accrued expenses:
Investment advisory and management fees	3,448,997	3,143,313
Shareholder servicing fees—Class S	699,623	—
Shareholder servicing fees—Class I	—	990,071
Administrative fees	594,655	1,099,924
Trustees fees and expenses	1,121	3,274
Other	734,526	989,054
Total liabilities	33,129,366	54,125,007
Net Assets	$4,531,107,888	$8,527,164,299
Net Assets Represent:
Paid-in capital	$3,415,848,832	$6,031,162,756
Accumulated net realized gain from investments and foreign currency transactions	93,565,479	154,721,335
Net unrealized appreciation of investments and foreign currency translations	1,021,693,577	2,341,280,208
Net Assets	$4,531,107,888	$8,527,164,299
Class S:
Net Assets	$3,479,879,836	n/a
Shares outstanding	176,732,281	n/a
Net asset value, offering and redemption price per share	$19.69	n/a
Class I:
Net Assets	$1,051,228,052	$8,527,164,299
Shares outstanding	53,466,031	398,614,327
Net asset value, offering and redemption price per share	$19.66	$21.39
* Investments at cost	$3,474,098,436	$6,171,654,177

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the year ended December 31, 2016

	AMG Yacktman	AMG Yacktman
	Focused Fund#	Fund#
Investment Income:
Dividend income	$96,101,334	$171,987,770
Securities lending income	136,297	299,791
Interest income	13,334,154	23,083,956
Foreign withholding tax	(2,238,187)	(1,589,095)
Total investment income	107,333,598	193,782,422
Expenses:
Investment advisory and management fees	47,974,126	45,935,305
Shareholder servicing fees – Class S	6,562,649	—
Shareholder servicing fees – Class I	—	9,385,006
Administrative fees	2,561,732	4,596,856
Custodian fees	390,542	551,426
Reports to shareholders	376,591	586,672
Trustees fees and expenses	397,456	680,061
Professional fees	387,394	655,559
Transfer agent fees	263,796	381,573
Registration fees	52,059	78,446
Miscellaneous	175,357	289,145
Total expenses before offsets	59,141,702	63,140,049
Fee waivers	(376,592)	(775,714)
Net expenses	58,765,110	62,364,335
Net investment income	48,568,488	131,418,087
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	356,716,940	544,573,527
Net realized loss on foreign currency transactions	(120,713)	(238,158)
Net change in unrealized appreciation (depreciation) of investments	121,051,628	242,761,918
Net change in unrealized appreciation (depreciation) on foreign currency translations	54,652	20,616
Net realized and unrealized gain	477,702,507	787,117,903
Net increase in net assets resulting from operations	$526,270,995	$918,535,990

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Yacktman Focused Fund		AMG Yacktman Fund

	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$48,568,488	$76,983,380	$131,418,087	$151,322,432
Net realized gain on investments and foreign currency transactions	356,596,227	1,215,421,513	544,335,369	1,158,930,627
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	121,106,280	(1,820,250,336)	242,782,534	(2,054,462,459)
Net increase (decrease) in net assets resulting from operations	526,270,995	(527,845,443)	918,535,990	(744,209,400)
Distributions to Shareholders:
From net investment income:
Class S	(48,706,189)	(40,547,901)	—	—
Class l	(17,183,317)	(16,368,710)	(151,070,259)	(131,644,803)
From net realized gain on investments:
Class S	(325,156,552)	(786,169,218)	—	—
Class l	(101,407,185)	(253,692,890)	(530,811,366)	(970,575,959)
Total distributions to shareholders	(492,453,243)	(1,096,778,719)	(681,881,625)	(1,102,220,762)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(877,375,268)	(4,262,405,900)	(646,097,575)	(3,433,979,764)
Total decrease in net assets	(843,557,516)	(5,887,030,062)	(409,443,210)	(5,280,409,926)
Net Assets:
Beginning of year	5,374,665,404	11,261,695,466	8,936,607,509	14,217,017,435
End of year	$4,531,107,888	$5,374,665,404	$8,527,164,299	$8,936,607,509
End of year undistributed net investment income	—	$17,111,843	—	$19,683,828

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

21

AMG Yacktman Focused Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012†
Net Asset Value, Beginning of Year	$19.77	$25.88	$25.15	$20.52	$18.78
Income from Investment Operations:
Net investment income[1,2]	0.19	0.22	0.17	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.05	(1.51)	2.54	5.39	1.79
Total income (loss) from investment operations	2.24	(1.29)	2.71	5.54	1.97
Distributions to Shareholders from:
Net investment income	(0.30)	(0.24)	(0.18)	(0.14)	(0.16)
Net realized gain on investments	(2.02)	(4.58)	(1.80)	(0.77)	(0.07)
Total distributions to shareholders	(2.32)	(4.82)	(1.98)	(0.91)	(0.23)
Net Asset Value, End of Year	$19.69	$19.77	$25.88	$25.15	$20.52
Total Return[2]	11.29%	(5.08)%	10.67%	27.01%	10.57%
Ratio of net expenses to average net assets (with offsets/reductions)	1.23%	1.22%	1.22%	1.25%[4]	1.25%[5]
Ratio of expenses to average net assets (with offsets)	1.23%	1.22%	1.22%	1.25%[4]	1.25%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.22%	1.23%	1.26%[4]	1.26%[5]
Ratio of net investment income to average net assets[2]	0.94%	0.86%	0.65%	0.62%[4]	0.90%[5]
Portfolio turnover	4%	6%	16%	17%	3%
Net assets at end of year (000’s omitted)	$3,479,880	$4,062,291	$7,847,093	$8,630,019	$6,603,059

					For the period ended
	For the years ended December 31,				December 31,
Class l	2016#	2015	2014	2013	2012*
Net Asset Value, Beginning of Period	$19.75	$25.88	$25.15	$20.52	$19.46
Income from Investment Operations:
Net investment income[1,2]	0.23	0.26	0.21	0.19	0.08
Net realized and unrealized gain (loss) on investments	2.04	(1.50)	2.56	5.39	1.13
Total income (loss)from investment operations	2.27	(1.24)	2.77	5.58	1.21
Distributions to Shareholders from:
Net investment income	(0.34)	(0.30)	(0.23)	(0.18)	(0.11)
Net realized gain on investments	(2.02)	(4.59)	(1.81)	(0.77)	(0.04)
Total distributions to shareholders	(2.36)	(4.89)	(2.04)	(0.95)	(0.15)
Net Asset Value, End of Period	$19.66	$19.75	$25.88	$25.15	$20.52
Total Return[2]	11.46%	(4.89)%	10.88%	27.19%	6.22%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.05%	1.08%[4]	1.08%[5,9]
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.05%	1.08%[4]	1.08%[5,9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.05%	1.06%	1.09%[4]	1.08%[5,9]
Ratio of net investment income to average net assets[2]	1.11%	1.03%	0.82%	0.78%[4]	0.91%[5,9]
Portfolio turnover	4%	6%	16%	17%	3%[8]
Net assets at end of period (000’s omitted)	$1,051,228	$1,312,374	$3,414,602	$3,301,204	$712,316

22

AMG Yacktman Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class l	2016#	2015	2014	2013	2012†
Net Asset Value, Beginning of Year	$20.87	$25.12	$23.54	$19.12	$17.51
Income from Investment Operations:
Net investment income[1,2]	0.33	0.31	0.26	0.23	0.26
Net realized and unrealized gain (loss) on investments	2.03	(1.71)	2.43	5.07	1.73
Total income (loss) from investment operations	2.36	(1.40)	2.69	5.30	1.99
Distributions to Shareholders from:
Net investment income	(0.41)	(0.34)	(0.27)	(0.21)	(0.25)
Net realized gain on investments	(1.43)	(2.51)	(0.84)	(0.67)	(0.13)
Total distributions to shareholders	(1.84)	(2.85)	(1.11)	(0.88)	(0.38)
Net Asset Value, End of Year	$21.39	$20.87	$25.12	$23.54	$19.12
Total Return[2]	11.20%	(5.63)%	11.33%	27.74%	11.47%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.71%	0.71%	0.74%[6]	0.76%[7]
Ratio of expenses to average net assets (with offsets)	0.71%	0.71%	0.71%	0.74%[6]	0.76%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.72%	0.72%	0.71%	0.75%[6]	0.76%[7]
Ratio of net investment income to average net assets[2]	1.51%	1.29%	1.08%	1.05%[6]	1.41%[7]
Portfolio turnover	4%	2%	9%	17%	7%
Net assets at end of year (000’s omitted)	$8,527,164	$8,936,608	$14,217,017	$13,931,446	$8,670,983

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Effective October 1, 2016, the Service Class and Institutional Class of Yacktman Focused Fund were renamed Class S and Class l, respectively, and the Service Class of Yacktman Fund was renamed Class I.
†	At the start of business June 29, 2012, the Yacktman Focused Fund and Yacktman Fund were re-organized into respective funds of the AMG Funds.
*	Commencement of operations was on July 24, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement, fee waiver and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Class S and Class l, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.006% of average net assets for the Class S and Class l, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[8]	Not annualized.
[9]	Annualized.

23

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Focused Fund (“Yacktman Focused”) and AMG Yacktman Fund (“Yacktman Fund”), each a “Fund” and collectively the “Funds.“The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2016, Yacktman Focused and Yacktman Fund had redemption fees amounting to $145,359 and $88,109, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Yacktman Focused has established three classes of shares: Investor Class, Service Class and Institutional Class, which, effective October 1, 2016 were renamed Class N, Class S and Class I, respectively. Currently, Yacktman Focused offers Class S shares and Class I shares. Yacktman Fund has established three classes of shares: Investor Class, Service Class and Institutional Class, which, effective October 1, 2016 were renamed Class N, Class I and Class Z, respectively. Currently, Yacktman Fund offers only Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be

24

Notes to Financial Statements (continued)

realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to redesignation of dividends paid by the Funds. Temporary differences are due to wash sale loss deferrals.

25

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015, were as follows:

	Yacktman Focused		Yacktman Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary income	$65,559,618	$59,639,494	$150,864,833	$131,644,803
Short-term capital gains	3,409,293	47,476,189	4,336,688	12,874,514
Long-term capital gains	423,484,332	989,663,036	526,680,104	957,701,445

Totals	$492,453,243	$1,096,778,719	$681,881,625	$1,102,220,762

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Focused	Yacktman Fund
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	$6,058,951	$2,075,421
Undistributed long-term capital gains	88,269,976	154,457,114
Post-October loss deferral	—	—

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of these securities in accordance with the Funds’ policy on investment valuation.

26

Notes to Financial Statements (continued)

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Yacktman Focused				Yacktman Fund
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class S:
Proceeds from sale of shares	19,051,312	$391,663,441	18,360,379	$454,434,166	—	—	—	—
Reinvestment of dividends and distributions	18,524,482	366,784,746	40,712,052	808,542,306	—	—	—	—
Cost of shares repurchased	(66,271,725)	(1,362,455,866)	(156,831,556)	(3,844,525,744)	—	—	—	—

Net decrease	(28,695,931)	$(604,007,679)	(97,759,125)	$(2,581,549,272)	—	—	—	—

Class I:
Proceeds from sale of shares	11,307,426	$228,537,114	23,780,920	$570,863,017	45,044,689	$976,295,059	62,035,107	$1,494,272,982
Reinvestment of dividends and distributions	3,913,673	77,373,312	9,035,451	179,172,986	29,074,070	626,836,953	48,006,332	1,007,652,915
Cost of shares repurchased	(28,201,506)	(579,278,015)	(98,290,366)	(2,430,892,631)	(103,628,124)	(2,249,230,663)	(247,805,578)	(5,935,905,661)
Capital Contribution	—	—	—	—	—	1,076	—	—

Net decrease	(12,980,407)	$(273,367,589)	(65,473,995)	$(1,680,856,628)	(29,509,365)	$(646,097,575)	(137,764,139)	$(3,433,979,764)

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused—two collectively own 55%; Yacktman Fund—three collectively own 59%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Yacktman Focused and Yacktman Fund were $99,234 and $22,347,277, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2)gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

27

Notes to Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Yacktman Focused	0.87%
Yacktman Fund
on first $500 million	0.52%
on next $500 million	0.47%
on balance over $1 billion	0.42%

Prior to October 1, 2016, the annual rate for the investment management fees was 1.00% for Yacktman Focused and 0.65% on the first $500 million, 0.60% on the next $500 million and 0.55% on the balance over $1 billion for Yacktman Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of the Yacktman Focused Class S’s average daily net assets subject to later reimbursement by the Class S shares in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Yacktman Focused is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount. As of December 31, 2016, the Fund had no reimbursement available for repayment.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan Prime Money Market Fund, Capital Shares. For the year ended December 31, 2016, the investment management fee for Yacktman Focused and Yacktman Fund was reduced by $376,592 and $775,714, respectively.

Each Fund has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Funds paid an administration fee under a similar contract at an annual rate of 0.03% of each Fund’s average net assets for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement the Distributor bears all of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Yacktman Focused Class S shares and Yacktman Fund Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class S and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

28

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the year ended December 31, 2016, were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Yacktman Focused
Class S	0.20%	0.18%
Yacktman Fund
Class I	0.20%	0.11%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (“SEC”)granted an exemptive order that permits each Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Administrator administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Yacktman Focused lent varying amounts not exceeding $4,620,586 for six days earning interest of $290 and Yacktman Fund lent varying amounts not exceeding $24,808,626 for nine days earning interest of $2,328. The interest amount is included in the Statement of Operations as interest income. At December 31, 2016, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the year ended December 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Yacktman Focused	$145,035,528	$1,583,209,631
Yacktman Fund	254,037,090	1,721,356,645

The Funds had no purchases or sales of U.S. Government Obligations during the year ended December 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, the value of the securities loaned and cash collateral received, were as follows.

Fund	Securities Loaned	Cash Collateral Received
Yacktman Focused	$93,960	$99,234
Yacktman Fund	21,765,125	22,347,277

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

29

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Yacktman Focused
Daiwa Capital Markets America	$99,234	$99,234	—	—

Yacktman Fund
Citigroup Global Markets, Inc.	$5,307,570	$5,307,570	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	1,116,997	1,116,997	—	—
Nomura Securities International, Inc.	5,307,570	5,307,570	—	—
RBC Dominion Securities, Inc.	5,307,570	5,307,570	—	—
State of Wisconsin Investment Board	5,307,570	5,307,570	—	—

Totals	$22,347,277	$22,347,277	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective February 27, 2017, Yacktman Focused will rename existing Class S Shares to Class N Shares.

TAX INFORMATION (unaudited)

AMG Yacktman Focused Fund and AMG Yacktman Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Focused Fund and AMG Yacktman Fund each hereby designates $423,484,332 and $526,680,104, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

30

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN FOCUSED FUND AND AMG YACKTMAN FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Yacktman Focused Fund and AMG Yacktman Fund (the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

31

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present);Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 69 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007–Present).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 64

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

32

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

33

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund— Security

Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners,Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG Yacktman Special Opportunities Fund

Class I: YASSX  |  Class Z: YASLX

www.amgfunds.com	AR079-1216

AMG Yacktman Special Opportunities Fund

Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	16
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	17
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	18
Detail of changes in assets for the past two years

Financial Highlights	19
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes To Financial Highlights	20

Notes To Financial Statements	21
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

TRUSTEES AND OFFICERS	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

		Periods ended December 31, 2016
Average Annual Total Returns		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2016	Expense Ratio for the Period†	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG Yacktman Special Opportunities Fund
Class I
Based on Actual Fund Return	1.95%	$1,000	$1,192	$10.74
Hypothetical (5% return before expenses)	1.95%	$1,000	$1,015	$9.88
Class Z
Based on Actual Fund Return	1.80%	$1,000	$1,192	$9.92
Hypothetical (5% return before expenses)	1.80%	$1,000	$1,016	$9.12

*	Expenses are equal to the Fund’s annualized expense ratio, not including the performance adjustment, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.
†	Includes a performance adjustment amounting to 0.22% of average daily net assets. (See Note 2 of Notes to Financial Statements.)

3

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (unaudited)

2016 YEAR-END COMMENTARY

For the twelve months ending December 31, 2016, the AMG Yacktman Special Opportunities Fund (Class Z)1 (the “Fund”) delivered a return of 25.05%. The benchmark, the MSCI All Country World Index (“ACWI”) All Cap, returned 8.40% during the same period.

2016 was a good year. We outperformed the benchmark in relative terms by 16.65% and generated attractive returns on an absolute basis. During the first six months of the year, we added capital to several existing positions on temporary price declines. These actions paid off as share prices recovered in the second half of the year. Compounding capital over the long-term is the ultimate objective and we believe the Fund remains well-positioned to achieve our goal.

One of the key advantages of the Fund is a broad investment mandate. Competitive advantages are eroding faster than ever as the pace of change in business accelerates. We believe it is critical to structure an investment strategy that can adapt and respond to these changes. Our ability to “go anywhere” in search of investment opportunities — including up-and-down the market cap spectrum and in various asset classes around the world — provides valuable flexibility. 2016 demonstrated this advantage, as a high-yield bond was both our top holding and largest contributor to performance. In a market characterized by high valuations, elevated profit margins and overleveraged balance sheets, obvious values are rare. Our large and flexible investment universe offers more opportunities to uncover value, allowing us to navigate this kind of environment.

One challenge of such a large universe is filtering — how to organize and sort so many potential opportunities? We use a number of tools to scour the landscape of potential investments, but reading and synthesizing financial information is a big part of the process. Beyond annual reports and financial filings, we also delve into books on broader topics. One of the best books this year is the autobiography Shoe Dog by Phil Knight, the founder of Nike. It is a fascinating account written in a refreshing style that tells the story of the creation and growth of the company. One passage stood out:

“I’d met other accountants who knew numbers, who had a way with numbers, but Hayes was to the numbers born. In a column of otherwise unspectacular fours and nines and twos, he could discern the raw elements of Beauty. He looked at numbers the way the poet looks at clouds, the way the geologist looks at rocks. He could draw from them rhapsodic song, demotic truths. And uncanny predictions. Hayes could use numbers to tell the future. Day after day I watched Hayes do something I’d never thought possible: He made accounting an art.”

Our strategy is to start with our primary source material, the financial statements. The numbers weave a story about a business and how it generates cash. Does the business charge high prices and earn healthy margins or compete on low cost and rapid asset turnover? Does management prefer to grow via acquisition or return capital to shareholders? Does the business react well during a market meltdown like 2008-2009? The financial numbers help answer these questions and suggest areas for deeper exploration. A holistic approach of analyzing the industry, business model, management and growth prospects is required, but we start with the numbers first.

FUND REVIEW

Financial	YASLX /	MSCI ACWI
Metrics[1]	YASSX	All-Cap	S&P 500	Russell 2000®
Price/Earnings	12.72x	17.79x	19.41x	21.09x
Price/Book Value	1.07x	1.88x	2.61x	2.01x
Price/Cash Flow	8.00x	11.40x	13.15x	15.57x
Price/Sales	0.58x	1.35x	1.99x	1.24x
Debt to Equity	47.3%	89.3%	98.8%	81.1%
Return On Assets%	5.6%	6.1%	7.4%	3.6%

[1]	Source: AMG Funds & FactSet, weighted average metrics, as of December 31, 2016. Portfolio characteristics are subject to change.

Just like our investment approach begins with a company’s numbers, the financial metrics of the Fund also tell a story. The table above represents a snapshot of the Fund’s metrics relative to the market. Despite 25%+ returns in 2016, valuation levels for the Fund are still 30-50% below the corresponding indices. We continue to own quality businesses at below-average prices. Why do we focus so much on valuation? Buying at a low price relative to business value provides a margin of safety. Price matters. And we believe holding good businesses at 50% off is a recipe for excellent long-term returns.

CONTRIBUTORS / DETRACTORS

Our three largest contributors were Emeco Holding’s 9.875% 2019 Notes (Emeco), America’s Car-Mart, Inc. (Car-Mart) and Texhong Textile Group, Ltd (Texhong).

The largest contributor was our only fixed-income investment. As outlined in our 2015 year-end letter, we started building a position in Emeco’s debt due to the combination of equity-like rates of return with much lower risk (the notes are the senior security in the capital structure). Emeco faced challenges in the first half of 2016, and the company was forced to exit its Canadian oil sands business due to low oil prices. The bonds briefly fell into the low 50s in response. At that price, the remaining property, plant and equipment was valued at only pennies on the dollar in a liquidation scenario, an outcome we felt was very unlikely. Results improved in the second half of 2016 along with the rally in commodity prices, which boosted utilization, pricing and used equipment values. Despite the improved business performance, management recognized that the existing capital structure was a challenge for the long-run. After much negotiation (and several false starts), the company announced an ambitious merger plan between Emeco and two other equipment rental companies in conjunction with a debt-to-equity swap. As part of this transaction, we will receive equity in the combined company along with a new debt security (which matures two years later than our original bond and at a slightly lower interest rate). This transaction substantially de-risks the balance sheet by allowing greater headroom on interest coverage and reducing cash outflows required to maintain the rental fleet. Both are positive for the bonds, which recovered to the high-70s by the end of 2016. We also enjoyed a healthy interest rate on the bond coupons along the way.

4

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

Many funds are prevented by mandate from buying such a security. Emeco’s contribution therefore showcases the value in our flexible approach.

Both Car-Mart and Texhong were top contributors in the first half of the year, and they kept up their strong results to finish out the second half of 2016. In 2015, Car-Mart’s lending results slipped, forcing an increase in the provision for credit losses. Management responded by stopping new store openings to focus on “self-help” initiatives and collection efforts. We applaud the decision to slow expansion — the market applies such constant pressure to grow (often at all costs) that few leaders push the pause button to focus on execution. Car-Mart’s results quickly improved, with charge-offs reducing and same store sales accelerating. Most importantly, management took advantage of the weak stock price to aggressively repurchase shares (buying back 3.3% of the company in a single quarter). Better execution and a lower share count caused earnings per share to more than double year-over-year in the six months ending October 31, 2016. The stock price followed the earnings recovery.

Texhong continues its outstanding execution in the tough industry of yarn making. In commodity businesses like textiles, low cost wins. For Texhong, consider general and administrative (G&A) costs per ton of yarn (all in RMB currency): in 2004, G&A costs were 1,971/ton compared to 799/ton in 2016, as higher sales spread out over a fixed cost base, a natural case of operating leverage. The increase of almost 1,200/ton is more than 5% of the average cost of yarn in 2016 — this 5% advantage accrues directly to Texhong’s margins. Smaller players (there are almost 100k yarn producers in China) must sell at the same price as Texhong despite a much less efficient cost structure. Texhong has a unit cost advantage and this advantage is increasing as the business scales. We do not think the market recognizes the company’s leadership position or significant cost advantage, and we continue to own shares.

Our three largest detractors in 2016 were Aggreko Plc (Aggreko), Immunodiagnostic Systems Holdings Plc (IDS) and Marshall Motors Holdings Plc (Marshall). All three were small positions, limiting the impact. The common link between the holdings is their location in the United Kingdom, where weakness in the British Pound exacerbated marginal stock price declines.

Aggreko, the temporary power rental company, suffered due to its exposure to Emerging Markets in its Power Solutions business and the sharp decline in shale activity in its Rental Solutions business. The roll-off of profitable legacy contracts signed before the market downturn, including in Japan, Argentina and for the U.S. military, led to a reset of the earnings base. We view this downturn as cyclical, as there remains a growing structural gap between global power supply and demand. We believe that temporary power will be a necessary part of the solution for this gap, and Aggreko is well-placed as the market leader. Order intake saw a significant jump in 2016, an encouraging leading indicator, and earnings should improve due to the combination of a right-sized cost structure and new technology initiatives.

IDS, the maker of in-vitro diagnostic (IVD) immunoassays, continues its turnaround. An aggressive cost savings initiative is underway, with operating costs down 22% in the most recent half year at constant exchange rates. The company’s sales mix continues to shift from legacy Vitamin D products (now in decline) towards its own proprietary assays. Automated assay revenues were up 16% in the latest interim report versus a 3% gain in the previous period. This acceleration is an encouraging sign, and we expect momentum to continue with new assay launches and a redesigned sales process.

Marshall, a U.K. auto dealership group, is a recent addition to the Fund. The stock price was down marginally due to negative headlines surrounding Brexit and peaking new auto sales. The auto market is inherently cyclical, and we view the original equipment manufacturers (OEMs) as tough businesses given a heavy fixed cost structure, volatile margins and often significant union and/or pension concerns. As a rule, we demand a lower purchase price when investing in cyclical industries. Auto dealers, however, are sneakily good businesses which benefit from OEM-assigned territories and possess a local monopoly on new car sales. Dealers are also supported by OEMs with generous financing terms to fund car inventory, which lowers the amount of capital required in the business. This industry structure allows dealers to capture the high-margin revenue stream from service and parts on new and like-

new cars. This service income stream is very profitable, with gross margins typically above 40% compared to less than 10% for new or used cars. In Marshall’s case, aftersales represents only 11% of revenue but 42% of gross profit. The market has concerns about slowing new car sales in the U.K., which have declined post-Brexit after reaching record levels in 2015. We are much more focused on the total number of cars on the road. Even with declining new car sales, a growing pool of potential aftermarket vehicles will be a tailwind for the sector. In May 2016, Marshall announced a major acquisition which almost doubled earnings power, yet the stock remains below its IPO price. At only four times run-rate earnings, we feel Marshall is far too cheap for the quality of the business.

CONCLUSION

Looking ahead to 2017, we believe the portfolio is well-positioned and are confident about the upside in our existing positions. Meanwhile, we will continue our search for new investment opportunities. There is always volatility in some market, asset class or country, and the Fund is uniquely positioned with a flexible mandate to help take advantage of lower prices wherever they occur. When the inevitable turmoil arrives, our strategy remains the same — start with the numbers. To our shareholders, we appreciate your continued support of the AMG Yacktman Special Opportunities Fund.

[1]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional Shares.

This commentary reflects the viewpoints of the portfolio manager, Yacktman Asset Management, L.P. as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Yacktman Special Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Special Opportunities Fund’s Class Z (formerly Institutional Class) on June 14, 2014 to a $10,000 investment made in the MSCI ACWI All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWI All Cap Index for the same time period ended December 31, 2016.

Average Total Returns[1]	One Year	Since Inception	Inception Date
AMG Yacktman Special Opportunities Fund[2,3,4,5,6,7,8,9,10,11,12,13,14,15]
Class I16	25.04%	5.34%	06/30/15
Class Z16	25.05%	0.59%	06/30/14
MSCI ACWI All Cap Index [17]	8.40%	1.42%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Class Z, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.
Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	During the period, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	A short-term fee of 2% will be charged on redemptions of Fund shares within 60 days of purchase.
[4]	The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvsior’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.
[5]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[6]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[7]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[9]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities, which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[10]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in

6

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[11]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[12]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products. The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products. The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[13]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
[14]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[15]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[16]	Effective October 1, 2016, the Service Class and Institutional Class of the AMG Yacktman Special Opportunities Fund were renamed Class I and Class Z, respectively.
[17]	The MSCI ACWI All Cap captures large, mid, small and micro cap representation across 23 Developed Markets (DM) countries and large, mid and small cap representation across 23 Emerging Markets (EM) Countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Unlike the Fund, the MSCI ACWI All Cap is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ’as is’. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

7

AMG Yacktman Special Opportunities Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Yacktman Special Opportunities Fund*	MSCI ACWI All Cap Index
Industrials	24.7%	11.6%
Consumer Discretionary	20.9%	12.4%
Information Technology	15.1%	15.3%
Energy	12.1%	6.9%
Financials	11.2%	18.0%
Health Care	3.7%	10.8%
Materials	3.2%	5.7%
Consumer Staples	1.5%	8.8%
Utilities	0.4%	3.1%
Real Estate	0.0%	4.2%
Telecommunication Services	0.0%	3.2%
Other Assets and Liabilities	7.2%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Emeco Pty, Ltd., 9.875%, 03/15/19**	8.7%
Samsung Electronics Co., Ltd., 1.420%**	5.9
IMF Bentham, Ltd.**	5.3
Computer Services, Inc.**	4.9
Twenty-First Century Fox, Inc., Class A	4.2
Hargreaves Services PLC**	4.2
Lamprell PLC	4.0
America’s Car-Mart, Inc.**	3.9
Pardee Resources Co., Inc.**	3.9
Retail Holdings N.V.	3.8

Top Ten as a Group	48.8%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Yacktman Special Opportunities Fund

Fund Snapshots (continued)

For the six months ended December 31, 2016

NEW EQUITY POSITIONS

New Purchases	Current Shares Held
Judges Scientific PLC	13,000
Marshall Motor Holdings PLC	150,000
Reading International, Inc., Class A	24,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held
Aggreko PLC	6,500	29,000
Amsterdam Commodities N.V.	3,000	11,000
Catering International Services	2,474	27,891
Computer Services, Inc.	3,539	27,539
Gruppo MutuiOnline S.P.A.	13,742	31,742
Lamprell PLC	248,789	785,586
Master Drilling Group, Ltd.	80,000	380,000
Pardee Resources Co., Inc.	1,000	5,100
Retail Holdings N.V.	9,300	49,000
Stallergenes Greer PLC	2,000	13,000
Twenty-First Century Fox, Inc., Class A	13,000	33,500

Sales	Net Shares Sold	Current Shares Held
America’s Car-Mart, Inc.	23,200	19,800
Emeco Holdings, Ltd.	499,415	2,000,585
IMF Bentham, Ltd.	210,740	938,512
Lai Sun Development Co., Ltd.	2,742,500	17,500,000
MOCON, Inc.	5,000	29,000
NAC Co., Ltd.	20,500	—
Preformed Line Products Co.	3,300	—
Raven Industries, Inc.	21,000	6,000
Samsung Electronics Co., Ltd., 1.420%	80	1,100
Texhong Textile Group, Ltd.	272,000	548,000
Valmont Industries, Inc.	1,800	—

9

AMG Yacktman Special Opportunities Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—76.5%
Consumer Discretionary—20.1%
America’s Car-Mart, Inc. (United States)*	19,800	$866,250
Automodular Corp. (Canada)*	88,406	159,344
Marshall Motor Holdings PLC (United Kingdom)	150,000	255,108
Reading International, Inc., Class A (United States)*	24,000	398,400
Retail Holdings N.V. (Curacao)	49,000	847,700
Sotsu Co., Ltd. (Japan)	14,500	256,813
Texhong Textile Group, Ltd. (Hong Kong)	548,000	740,238
Twenty-First Century Fox, Inc., Class A (United States)	33,500	939,340
Total Consumer Discretionary		4,463,193
Consumer Staples—1.5%
Amsterdam Commodities N.V. (Netherlands)	11,000	242,005
Sapporo Clinical Laboratory, Inc. (Japan)	9,000	90,404
Total Consumer Staples		332,409
Energy—12.1%
Hargreaves Services PLC (United Kingdom)	278,682	934,183
Lamprell PLC (United Arab Emirates)*	785,586	890,709
Pardee Resources Co., Inc. (United States)	5,100	861,900
Total Energy		2,686,792
Financials—11.2%
Gruppo MutuiOnline S.P.A. (Italy)[1]	31,742	282,343
IMF Bentham, Ltd. (Australia)	938,512	1,183,111
Interactive Brokers Group, Inc., Class A (United States)	2,500	91,275
Lai Sun Development Co., Ltd. (Hong Kong)	17,500,000	327,956
Spice Private Equity AG (Switzerland)*	23,500	611,234
Total Financials		2,495,919
Health Care—3.7%
Immunodiagnostic Systems Holdings PLC (United Kingdom)	151,000	390,796
Stallergenes Greer PLC (United Kingdom)*,1	13,000	422,851
Total Health Care		813,647
Industrials—15.3%
Aggreko PLC (United Kingdom)	29,000	327,365
Catering International Services (France)	27,891	496,177
CMI, Ltd. (Australia)	450,000	376,702
Emeco Holdings, Ltd. (Australia)*	2,000,585	90,955
Judges Scientific PLC (United Kingdom)	13,000	217,818
Mitani Corp. (Japan)	17,000	465,142

	Shares	Value
Nam Lee Pressed Metal Industries, Ltd. (Singapore)	390,000	$96,951
Ocean Wilsons Holdings, Ltd. (Bermuda)	58,500	737,180
Oliver Corp. (Japan)	7,000	86,845
Raven Industries, Inc. (United States)	6,000	151,200
Rocky Mountain Dealerships, Inc. (Canada)[1]	33,000	238,163
Utoc Corp. (Japan)	33,600	116,955
Total Industrials		3,401,453
Information Technology—9.0%
Computer Services, Inc. (United States)	27,539	1,093,298
MOCON, Inc. (United States)	29,000	565,500
Tessi, S.A. (France)	2,064	349,801
Total Information Technology		2,008,599
Materials—3.2%
Agro-Kanesho Co., Ltd. (Japan)[1]	10,800	112,218
Master Drilling Group, Ltd. (South Africa)*	380,000	415,036
SK Kaken Co., Ltd. (Japan)	2,000	177,968
Total Materials		705,222
Utilities—0.4%
Maxim Power Corp. (Canada)*	42,200	92,720
Total Common Stocks (cost $17,311,205)		16,999,954
Preferred Stocks—7.6%
Consumer Discretionary—0.8%
Daekyo Co., Ltd., 5.010% (South Korea)	22,000	93,625
Nexen Corp., 1.270% (South Korea)	19,000	78,184
Total Consumer Discretionary		171,809
Industrials—0.7%
Daelim Industrial Co., Ltd., 1.150% (South Korea)	2,600	66,021
Sebang Co., Ltd., 2.280% (South Korea)	13,300	88,094
Total Industrials		154,115
Information Technology—6.1%
Daeduck GDS Co., Ltd., 4.240% (South Korea)	10,705	63,739
Samsung Electronics Co., Ltd., 1.420% (South Korea)	1,100	1,302,440
Total Information Technology		1,366,179
Total Preferred Stocks (cost $1,488,901)		1,692,103

The accompanying notes are an integral part of these financial statements.

10

AMG Yacktman Special Opportunities Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Corporate Bonds and Notes—8.7%
Industrials—8.7%
Emeco Pty, Ltd., 9.875%, 03/15/19 (Australia)(a),[2]	$2,500,000	$1,925,000
Total Corporate Bonds and Notes (cost $1,959,113)		1,925,000
Short-Term Investments—7.3%
Repurchase Agreements—0.7%[3]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.510% total to be received $159,783 (collateralized by various U.S. Government Agency Obligations, 0.125% - 1.750%, 04/15/20—01/15/28, totaling $162,969)	159,774	159,774

	Shares	Value
Other Investment Companies—6.6%[4]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	1,472,146	$1,472,146
Total Short-Term Investments (cost $1,631,920)		1,631,920
Total Investments—100.1% (cost $22,391,139)		22,248,977
Other Assets, less Liabilities—(0.1)%		(29,989)
Net Assets—100.0%		$22,218,988

The accompanying notes are an integral part of these financial statements.

11

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $22,494,794 for federal income tax purposes at December 31, 2016, the aggregate gross unrealized appreciation and depreciation were $2,792,379 and $3,038,196, respectively, resulting in net unrealized depreciation of investments of $245,817.

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2016, the value of this security amounted to $1,925,000 or 8.7% of net assets.
[1]	Some or all of these securities, amounting to a market value of $151,589, or 0.7% of net assets, were out on loan to various brokers.
[2]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The market value of Illiquid securities at December 31, 2016, amounted to $1,925,000, or 8.7% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Yacktman Special Opportunities Fund†	MSCI ACWI All Cap Index††
Australia	17.3%	2.4%
Austria	0.0%	0.1%
Belgium	0.0%	0.4%
Bermuda	3.6%	0.0%
Brazil	0.0%	0.7%
Canada	2.4%	3.3%
Chile	0.0%	0.1%
China	0.0%	2.7%
Curacao	4.1%	0.0%
Denmark	0.0%	0.5%
Finland	0.0%	0.4%
France	4.1%	3.0%
Germany	0.0%	2.9%
Hong Kong	5.2%	1.1%
India	0.0%	0.9%
Indonesia	0.0%	0.3%
Ireland	0.0%	0.2%
Israel	0.0%	0.3%
Italy	1.4%	0.8%
Japan	6.3%	8.5%
Malaysia	0.0%	0.3%
Mexico	0.0%	0.4%
Netherlands	1.2%	1.0%
New Zealand	0.0%	0.1%

Country	AMG Yacktman Special Opportunities Fund†	MSCI ACWI All Cap Index††
Norway	0.0%	0.3%
Philippines	0.0%	0.1%
Poland	0.0%	0.1%
Portugal	0.0%	0.1%
Qatar	0.0%	0.1%
Russia	0.0%	0.4%
Singapore	0.5%	0.4%
South Africa	2.0%	0.7%
South Korea	8.2%	1.5%
Spain	0.0%	1.0%
Sweden	0.0%	1.0%
Switzerland	3.0%	2.6%
Taiwan	0.0%	1.3%
Thailand	0.0%	0.3%
Turkey	0.0%	0.1%
United Arab Emirates	4.3%	0.1%
United Kingdom	12.3%	6.0%
United States	24.1%	53.5%

	100.0%	100.0%

†	As a percentage of long-term investments at December 31, 2016.
††	Unaudited

The accompanying notes are an integral part of these financial statements.

13

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Yacktman Special Opportunities Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$3,722,955	$740,238	—	$4,463,193
Industrials	1,897,471	1,127,280	$376,702	3,401,453
Energy	2,686,792	—	—	2,686,792
Financials	373,618	2,122,301	—	2,495,919
Information Technology	2,008,599	—	—	2,008,599
Health Care	813,647	—	—	813,647
Materials	593,004	112,218	—	705,222
Consumer Staples	332,409	—	—	332,409
Utilities	92,720	—	—	92,720
Preferred Stocks
Information Technology	—	1,366,179	—	1,366,179
Consumer Discretionary	171,809	—	—	171,809
Industrials	88,094	66,021	—	154,115
Corporate Bonds and Notes†	—	1,925,000	—	1,925,000
Short-Term Investments
Repurchase Agreements	—	159,774	—	159,774
Other Investment Companies	1,472,146	—	—	1,472,146

Total Investments in Securities	$14,253,264	$7,619,011	$376,702	$22,248,977

†	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes by major industry, please refer to the Schedule of Portfolio Investments.

As of December 31, 2016, the Fund had transfers between levels 1 and level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$348,669	$(553,500)	$553,500	$(348,669)

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedules of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2016:

AMG Yacktman Special Opportunities Fund	Common Stock*
Balance as of December 31, 2015	—
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$21,038
Purchases	13,249
Sales	—
Transfers in to Level 3	342,415
Transfers out of Level 3	—
Balance as of December 31, 2016	$376,702
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016	$21,038

*	The Fund had an investment transferred into Level 3 due to a trading halt, which was valued using the unadjusted off market buy-back price.

The accompanying notes are an integral part of these financial statements.

15

AMG Yacktman Special Opportunities Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments at value* (including securities on loan valued at $151,589)	$22,248,977
Foreign currency**	4,805
Receivable for investments sold	107,403
Dividends, interest and other receivables	100,007
Receivable for Fund shares sold	13,600
Receivable from affiliate	8,720
Prepaid expenses	15,681
Total assets	22,499,193
Liabilities:
Payable upon return of securities loaned	159,774
Payable for investments purchased	33,008
Accrued expenses:
Investment advisory and management fees	37,290
Administrative fees	2,784
Shareholder servicing fees—Class I#	229
Professional fees	29,629
Trustees fees and expenses	14
Other	17,477
Total liabilities	280,205
Net Assets	$22,218,988
Net Assets Represent:
Paid-in capital	$22,536,507
Distributions in excess of net investment income	(75,438)
Accumulated net realized loss from investments	(99,478)
Net unrealized depreciation of investments and foreign currency translations	(142,603)
Net Assets	$22,218,988
Class I:#
Net Assets	$699,854
Shares outstanding	74,704
Net asset value, offering and redemption price per share	$9.37
Class Z:#
Net Assets	$21,519,134
Shares outstanding	2,294,160
Net asset value, offering and redemption price per share	$9.38
* Investments at cost	$22,391,139
** Foreign currency at cost	$4,871

#	Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

16

AMG Yacktman Special Opportunities Fund

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividend income	$343,608
Securities lending income	7,227
Interest income	407,947
Foreign withholding tax	(5,646)
Total investment income	753,136
Expenses:
Investment advisory and management fees	274,204
Administrative fees	12,148
Shareholder servicing fees—Class I#	373
Professional fees	34,151
Registration fees	29,155
Custodian fees	17,110
Report to shareholders	12,060
Trustees fees and expenses	1,371
Transfer agent fees	777
Miscellaneous	2,056
Total expenses before offsets	383,405
Expense reimbursements	(73,897)
Net expenses	309,508
Net investment income	443,628
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(16,324)
Net realized loss on foreign currency transactions	(14,467)
Net change in unrealized appreciation (depreciation) of investments	3,990,477
Net change in unrealized appreciation (depreciation) of foreign currency translations	66
Net realized and unrealized gain	3,959,752
Net increase in net assets resulting from operations	$4,403,380

#	Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

17

AMG Yacktman Special Opportunities Fund

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Yacktman Special
	Opportunities Fund
	2016#	2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$443,628	$425,515
Net realized gain (loss) on investments and foreign currency transactions	(30,791)	129,952
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	3,990,543	(3,164,225)
Net increase (decrease) in net assets resulting from operations	4,403,380	(2,608,758)
Distributions to Shareholders:
From net investment income:
Class I	(13,298)	(2,299)
Class Z	(446,336)	(479,382)
From net realized gain on investments:
Class I	—	(1,323)
Class Z	—	(275,083)
From paid-in capital:
Class I	(7,080)	—
Class Z	(237,650)	—
Total distributions to shareholders	(704,364)	(758,087)
Capital Share Transactions:[1]
Net increase from capital share transactions	1,260,095	3,081,572
Total increase (decrease) in net assets	4,959,111	(285,273)
Net Assets:
Beginning of year	17,259,877	17,545,150
End of year	$22,218,988	$17,259,877
Distributions in excess of net investment income	$(75,438)	$(46,021)

*	Commencement of operations was on July 1, 2015.
#	Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

AMG Yacktman Special Opportunities Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended	For the period ended
	December 31, 2016##	December 31, 2015**
Class I
Net Asset Value, Beginning of Period	$7.75	$9.40
Income from Investment Operations:
Net investment income[1,2]	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.75	(1.49)
Total income (loss) from investment operations	1.93	(1.29)
Distributions to Shareholders from:
Net investment income	(0.20)	(0.23)
Net realized gain on investments	—	(0.13)
Paid-in capital	(0.11)	—
Total distributions to shareholders	(0.31)	(0.36)
Net Asset Value, End of Period	$9.37	$7.75
Total Return[2]	24.88%[4]	(13.77)%[4,7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.90%[5]	1.27%[6,8]
Ratio of expenses to average net assets (with offsets)	1.90%[5]	1.27%[6,8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.29%[5]	1.88%[6,8]
Ratio of net investment income to average net assets[2]	2.08%[5]	3.40%[6,8]
Portfolio turnover	29%	30%[7]
Net assets at end of period (000’s omitted)	$700	$83

	For the year ended	For the year ended	For the period ended
	December 31, 2016##	December 31, 2015	December 31, 2014*
Class Z
Net Asset Value, Beginning of Period	$7.75	$9.45	$10.00
Income from Investment Operations:
Net investment Income (loss)[1,2]	0.20	0.22	(0.00)#
Net realized and unrealized gain (loss) on investments	1.74	(1.56)	(0.54)
Total income (loss) from investment operations	1.94	(1.34)	(0.54)
Distributions to Shareholders from:
Net investment income	(0.20)	(0.23)	(0.01)
Net realized gain on investments	—	(0.13)	—
Paid-in capital	(0.11)	—	—
Total distributions to shareholders	(0.31)	(0.36)	(0.01)
Net Asset Value, End of Period	$9.38	$7.75	$9.45
Total Return[2]	25.05%	(14.22)%[4]	(5.39)%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.63%[5]	1.24%[6]	1.65%[8]
Ratio of expenses to average net assets (with offsets)	1.63%[5]	1.24%[6]	1.65%[8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.01%[5]	1.74%[6]	2.60%[8]
Ratio of net investment income (loss) to average net assets[2]	2.34%[5]	2.47%[6]	(0.04)%[8]
Portfolio turnover	29%	30%	7%[7]
Net assets at end of period (000’s omitted)	$21,519	$17,177	$17,545

19

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

*	Commencement of operations was on June 30, 2014.
**	Commencement of operations was on July 1, 2015.
#	Rounds to less than $(0.01) per share or (0.01)%.
##	Effective October 1, 2016, Service Class and Institutional Class were renamed Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 of Notes to Financial Statements.)
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes a performance adjustment amounting to (0.02)% of average daily net assets. (See Note 2 of Notes to Financial Statements.)
[6]	Includes a performance adjustment amounting to (0.42)% of average daily net assets. (See Note 2 of Notes to Financial Statements.)
[7]	Not annualized.
[8]	Annualized.

20

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Yacktman Special Opportunities Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2016, the Fund received $40 in redemption fees. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

The Fund has established three classes of shares: Investor Class, Service Class and Institutional Class, which, effective October 1, 2016, were renamed Class N, Class I and Class Z, respectively. The Fund currently offers Class I shares and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is a non-diversified fund. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair

21

Notes to Financial Statements (continued)

valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Fund becomes aware of the ex-dividend date, except Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to gains/losses on foreign currency. Temporary differences are due to mark-to-market of passive foreign investment companies, late year loss deferrals and wash sales.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015, were as follows:

Distributions paid from:	2016	2015
Ordinary income	$459,634	$481,593
Short-term capital gains	—	276,494
Long-term capital gains	—	—
Paid-in capital	244,730	—

Totals	$704,364	$758,087

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$54,221
Late-year loss deferral	17,040

22

Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2016, and all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Capital losses may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the Fund had $54,221 in short-term accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Such amounts may be used to offset future realized capital gains for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for the Fund were as follows:

	Yacktman Special Opportunities
	2016		2015
	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	67,650	$571,616	10,193	$91,100
Reinvestment of dividends	2,196	20,378	468	3,622
Cost of shares repurchased	(5,803)	(54,081)	—	—

Net increase	64,043	$537,913	10,661	$94,722

Class Z:
Proceeds from sale of shares	4,246	$40,039	262,738	$2,234,514
Reinvestment of dividends	73,428	682,143	97,201	752,336
Cost of shares repurchased	—	—	—	—

Net increase	77,674	$722,182	359,939	$2,986,850

At December 31, 2016, certain affiliated and unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: four collectively own 84%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchases or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

23

Notes to Financial Statements (continued)

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding was $159,774.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

The Fund has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”), with the Performance Adjustment commencing June 30, 2015. Effective October 1, 2016, the Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.37% of the Fund’s average daily net assets for the month. Prior to October 1, 2016, the annual rate for the monthly base investment management fee was 1.50%. Beginning June 30, 2015, this monthly fee was increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the year ended December 31, 2016, the Performance Adjustment decreased management fee by a net amount of $3,592, resulting in the Fund paying the Investment Manager at an effective rate of 1.44%.

Effective October 1, 2016, the Investment Manager has contractually agreed through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the Fund to an annual rate of 0.12% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. Prior to October 1, 2016, the expense limitation was 0.15% of the Fund’s average daily net assets. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, investment management fees includes any Performance Adjustments.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount.

At December 31, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period
Less than 1 year	$72,757
Within 2 years	87,322
Within 3 years	73,897

Total Amount Subject To Reimbursement	$233,976

The Fund has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund as further described in the Fund’s prospectus. Effective October 1, 2016, the Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Fund paid an administration fee under a similar contract at an annual rate of 0.03% of the Fund’s average net assets for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million.

24

Notes to Financial Statements (continued)

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation agreement, the Distributor bears all of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2016, were as follows:

	Maximum	Actual
	Amount	Amount
Fund	Allowed	Incurred
Yacktman Special Opportunities
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (“SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Administrator administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, the Fund neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2016, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government Obligations) for the year ended December 31, 2016, were $5,377,599 and

$5,314,999, respectively. The Fund had no purchases or sales of U.S. Government Obligations for the year ended December 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2016, the value of the securities loaned and cash collateral received was $151,589 and $159,774, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

25

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Citigroup Global Markets, Inc.	$159,774	$159,774	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

AMG Yacktman Special Opportunities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its year ended December 31, 2016:

•	The total amount of taxes paid and income sourced from foreign countries were $10,984 and $241,025, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Special Opportunities Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

26

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN SPECIAL OPPORTUNITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG Yacktman Special Opportunities Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

27

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999 • Oversees 69 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007–Present).

• Trustee since 2004 • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 64

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

28

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

29

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston

Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core AMG GW&K Small Cap Growth AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond AMG

GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG Chicago Equity Partners Balanced Fund

Class N: MBEAX   |   Class I: MBESX   |   Class Z: MBEYX

AMG Chicago Equity Partners Small Cap Value Fund

Class N: CESVX   |   Class I: CESSX   |   Class Z: CESIX

AMG Managers High Yield Fund

Class N: MHHAX   |   Class I: MHHYX |

AMG Managers Amundi Intermediate Government Fund

(formerly AMG Managers Intermediate Duration Government Fund)

Class S: MGIDX     |

AMG Managers Amundi Short Duration Government Fund

(formerly AMG Managers Short Duration Government Fund)

Class S: MGSDX |

www.amgfunds.com |	AR002-1216

AMG Funds

Annual Report—December 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4
AMG Chicago Equity Partners Small Cap Value Fund	17
AMG Managers High Yield Fund	24
AMG Managers Amundi Intermediate Government Fund	40
AMG Managers Amundi Short Duration Government Fund	49

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	59

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	66
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	69
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	70
Detail of changes in assets for the past two years

Financial Highlights	72
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	79
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

TRUSTEES AND OFFICERS	90

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
	(MSCI All Country World
International	ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
	(Bloomberg Barclays U.S.
Investment Grade	Aggregate Bond Index)	2.65%	3.03%	2.23%
	(Bloomberg Barclays U.S.
High Yield	Corporate High Yield Index)	17.13%	4.66%	7.36%
	(Bloomberg Barclays
Tax-exempt	Municipal Bond Index)	0.25%	4.14%	3.28%
	(BofA Merrill Lynch 6 month
Treasury Bills	U.S. Treasury Bill)	0.67%	0.34%	0.27%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning	Ending
	Expense	Account	Account	Expenses
	Ratio for	Value	Value	Paid During
Six Months Ended December 31, 2016	the Period	7/01/16	12/31/16	the Period*
AMG Chicago Equity Partners Balanced Fund
Class N
Based on Actual Fund Return	1.09%	$1,000	$1,026	$5.55
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.53
Class I
Based on Actual Fund Return	0.94%	$1,000	$1,027	$4.79
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.77
Class Z
Based on Actual Fund Return	0.84%	$1,000	$1,028	$4.28
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.27
AMG Chicago Equity Partners Small Cap Value Fund
Class N
Based on Actual Fund Return	1.35%	$1,000	$1,237	$7.59
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.85
Class I
Based on Actual Fund Return	1.05%	$1,000	$1,240	$5.91
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33
Class Z
Based on Actual Fund Return	0.95%	$1,000	$1,241	$5.35
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.82
AMG Managers High Yield Fund
Class N
Based on Actual Fund Return	1.15%	$1,000	$1,070	$5.98
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.84
Class I
Based on Actual Fund Return	0.90%	$1,000	$1,072	$4.69
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.57
AMG Managers Amundi Intermediate Government Fund
Class S
Based on Actual Fund Return	0.88%	$1,000	$987	$4.40
Hypothetical (5% return before expenses)	0.88%	$1,000	$1,021	$4.47
AMG Managers Amundi Short Duration Government Fund
Class S
Based on Actual Fund Return	0.80%	$1,000	$1,006	$4.03
Hypothetical (5% return before expenses)	0.80%	$1,000	$1,021	$4.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 366.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG Chicago Equity Partners Balanced Fund (Class N)1 (the “Fund”) returned 4.6%, compared to the 8.5% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio is managed to emphasize stock selection while also using our proprietary models to adjust size, style and allocation exposures. The Fund experienced underperformance in both equities and fixed income. For the equity portion, the preference for growth over value hurt performance on average, while the modest small-cap exposure helped. However, the stock selection model was mixed over the year — weaker early on with improvement toward the end of the year. The fixed-income portion of the Fund underperformed as a result of an underweight to corporate bonds, as well as an emphasis on higher-quality issuers. More detailed attribution follows.

EQUITY

2016 was a year of reversals, with preferences shifting every couple of months. Recession concerns earlier in the year eased as economic data improved and oil prices stabilized. Continued accommodative U.S. Federal Reserve (the “Fed”) policy prolonged the low-rate environment until late in fourth quarter, resulting in some investors reaching for yield for the first six months of the year and supporting the risk-on trade. In the third quarter, the bond proxy stocks pulled back, and the cheap, high beta stocks performed well in the cyclical and technology sectors. In the fourth quarter, all eyes were on the election and the Fed. The surprise Trump victory resulted in strong equity markets, with sector performance driven by the perceived winners and losers of Trump policy. The Fed behaved as expected in the quarter, finally raising rates 0.25%, and corporate earnings turned the corner as third-quarter numbers came in positive after five consecutive quarters of negative earnings growth.

U.S. stocks outperformed other asset classes in 2016. Small cap stocks strongly outpaced their large and mid-cap counterparts for the year. Value had a strong year despite a weaker third quarter, outperforming growth by 20% in small cap stocks (as measured by the Russell 2000® Growth and Russell 2000® Value Indexes) and 10% in large cap (as measured by the Russell 1000® Growth and Russell 1000® Value Indexes). Financials and energy sectors performed well and health care performed the worst. Despite volatility (CBOE Volatility Index — VIX) spiking around the election, it finished the year down (23)%. Over the last 12 months, the value and quality factor groups performed the best, while the growth factor group was mixed and the momentum factor group was generally weak across sectors. The stock selection model had challenges during parts of the year, and top-ranked stocks underperformed in non cyclicals, cyclicals and energy. The stock selection model improved in the fourth quarter, as investors preferred not only cheap stocks, but those with good quality and strong growth expectations. The portfolio’s tilt toward growth negatively impacted performance, while the small cap exposure helped performance for most of the year. Overall, the equity portion of the Fund underperformed its benchmark for the year. While it has been a challenging year for the stock selection model and active management in general, we saw improvement in the fourth quarter. It has been our experience that the market rewards a broad set of fundamental factors more often than not. This is why we stick to our disciplined process at all times, even during market environments such as these. Historically, we have been rewarded for doing so, as we have seen outperformance in periods following weakness.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk-controlled process, delivers consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

FIXED INCOME

For the calendar year, interest rates rose modestly and corporate spreads declined. However, within 2016, both rates and spreads experienced significant volatility. Some of the most significant influences on rates and spreads included Fed policy, economic fundamentals, “Brexit” and the U.S. presidential election. The tone of the market for risk assets started the year quite negative but finished the year with cautious optimism. The federal funds rate increase in December 2015 and declines in earnings and revenue growth had resulted in a meaningful “risk-off” trade for most of 2015 and early 2016. The market volatility resulted in an abrupt change in tone from Fed officials, indicating a much slower pace for future rate increases. This policy shift occurred in early February 2016 and from that point on, risk sectors of the market performed very well. However, as mentioned above, the Fed raised rates in December 2016, signaling a policy shift from easing to tightening.

Throughout 2016, the fixed-income portfolio favored government securities and higher-quality corporate bonds. A combination of weak fundamentals, rich valuations, an increase in lending standards and a significant shift in Fed policy reinforced our conviction that portfolio risk should be at the lower end of our range. Our outlook continues to be for wider spreads for corporate bonds, which we believe should provide near-term outperformance and longer-term opportunities. An environment that includes improving fundamentals and better compensation for taking risk would result in an increase in our exposure to corporate bonds. In our view, current circumstances support our strategy of maintaining a high-quality bias to fixed-income portfolios. We will continue to monitor inputs to our investment process for indications of improving conditions and opportunity. We continue to believe our positioning is prudent and in-line with our stated objectives.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

[1]	Prior to October 1, 2016, the Fund’s Class N shares were known as Investor Shares.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2016 and is not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Chicago Equity Partners Balanced Fund’s Class N (formerly Investor Class) shares on December 31, 2006 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Chicago Equity Partners Balanced Fund [2,3,4,5,6,7]
Class N8	4.59%	8.57%	6.19%	7.69%	01/02/97
Class I8	4.79%	—	—	8.18%	11/30/12
Class Z8	4.82%	8.83%	6.46%	8.07%	01/02/97
60% Russell 1000® Index9/40% Bloomberg Barclays U.S. Aggregate Bond Index[10]	8.47%	9.80%	6.63%	7.41%	01/02/97	†
Bloomberg Barclays U.S. Aggregate Bond Index[10]	2.65%	2.23%	4.34%	5.31%	01/02/97	†
Russell 1000® Index[9]	12.05%	14.69%	7.08%	7.90%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment.
An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Chicago Equity Partners Balanced Fund were renamed Class N, Class I and Class Z, respectively.
[9]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[10]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

AMG Chicago Equity Partners
Sector	Balanced Fund*
U.S. Government and Agency Obligations	32.7%
Information Technology	14.9%
Industrials	10.1%
Consumer Discretionary	9.3%
Health Care	8.6%
Financials	8.6%
Consumer Staples	4.7%
Energy	2.8%
Real Estate	2.2%
Materials	1.9%
Utilities	1.9%
Telecommunication Services	1.7%
Other Assets and Liabilities	0.6%

*	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
U.S. Treasury Bonds, 2.750%, 08/15/42**	2.5%
U.S. Treasury Notes, 2.25%, 11/15/24**	2.0%
U.S. Treasury Notes, 2.500%, 05/15/24**	2.0%
Apple, Inc.	1.6%
U.S. Treasury Notes, 1.875%, 11/30/21**	1.6%
Alphabet, Inc., Class A	1.6%
U.S. Treasury Notes, 1.375%, 05/31/20	1.5%
Facebook, Inc., Class A	1.5%
FHLMC Gold Pool, 3.500%, 01/01/46**	1.4%
Microsoft Corp.	1.2%

Top Ten as a Group	16.9%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—61.8%
Consumer Discretionary—9.3%
Amazon.com, Inc.*	2,120	$1,589,724
AMC Entertainment Holdings, Inc., Class A1	160	5,384
American Axle & Manufacturing Holdings, Inc.*	1,180	22,774
American Eagle Outfitters, Inc.	1,805	27,382
America’s Car-Mart, Inc.*	190	8,313
Asbury Automotive Group, Inc.*	540	33,318
Beazer Homes USA, Inc.*	2,100	27,930
Big 5 Sporting Goods Corp.	1,570	27,240
Big Lots, Inc.[1]	2,380	119,500
Bloomin’ Brands, Inc.	790	14,244
Boyd Gaming Corp.*	1,040	20,977
Burlington Stores, Inc.*	7,770	658,508
Cable One, Inc.	750	466,298
CBS Corp., Class B	18,040	1,147,705
Charter Communications, Inc., Class A*	2,450	705,404
The Cheesecake Factory, Inc.	350	20,958
Chico’s FAS, Inc.	1,620	23,312
The Children’s Place, Inc.	250	25,238
Choice Hotels International, Inc.	3,220	180,481
Comcast Corp., Class A	9,550	659,428
Cooper-Standard Holding, Inc.*	190	19,642
Darden Restaurants, Inc.	2,780	202,162
Dave & Buster’s Entertainment, Inc.*	250	14,075
Dollar Tree, Inc.*	1,390	107,280
Domino’s Pizza, Inc.	3,610	574,856
The Finish Line, Inc., Class A1	950	17,870
Francesca’s Holdings Corp.*	720	12,982
Genuine Parts Co.	670	64,012
Hasbro, Inc.	2,370	184,362
The Home Depot, Inc.	9,260	1,241,581
ILG, Inc.	795	14,445
International Game Technology PLC	1,600	40,832
The Interpublic Group of Cos., Inc.	10,690	250,253
Intrawest Resorts Holdings, Inc.*	1,020	18,207
Johnson Outdoors, Inc., Class A	170	6,747
Las Vegas Sands Corp.	4,870	260,107
La-Z-Boy, Inc.	290	9,004
LifeLock, Inc.*	190	4,545
Lowe’s Cos., Inc.	3,210	228,295
Lululemon Athletica, Inc.*	3,600	233,964
Malibu Boats, Inc., Class A*	630	12,020
Marriott Vacations Worldwide Corp.	260	22,061
Mattel, Inc.	1,850	50,968
MCBC Holdings, Inc.	1,780	25,952

	Shares	Value
McDonald’s Corp.	2,790	$339,599
MGM Resorts International*	15,230	439,081
Michael Kors Holdings, Ltd.*	2,240	96,275
Murphy USA, Inc.*	1,930	118,637
NACCO Industries, Inc., Class A	280	25,354
Nordstrom, Inc.	2,440	116,949
Omnicom Group, Inc.	2,300	195,753
O’Reilly Automotive, Inc.*	1,120	311,819
Papa John’s International, Inc.	240	20,539
Perry Ellis International, Inc.*	640	15,942
Pool Corp.	6,400	667,776
Ralph Lauren Corp.	450	40,644
Regal Entertainment Group, Class A1	26,530	546,518
Ross Stores, Inc.	3,930	257,808
Scripps Networks Interactive, Inc., Class A	1,660	118,474
Sirius XM Holdings, Inc.[1]	56,800	252,760
Strayer Education, Inc.*	130	10,482
Target Corp.	5,155	372,346
Tenneco, Inc.*	1,150	71,840
Tile Shop Holdings, Inc.*	645	12,610
Tower International, Inc.	430	12,190
Tribune Media Co., Class A	1,330	46,523
Tupperware Brands Corp.	15,050	791,931
Ulta Salon Cosmetics & Fragrance, Inc.*	1,640	418,102
Urban Outfitters, Inc.*	5,440	154,931
Vail Resorts, Inc.	3,280	529,097
VF Corp.	2,590	138,176
Visteon Corp.	4,790	384,829
The Walt Disney Co.	1,075	112,036
Whirlpool Corp.	470	85,432
Wolverine World Wide, Inc.	1,170	25,682
World Wrestling Entertainment, Inc., Class A	1,290	23,736
Total Consumer Discretionary		16,154,211
Consumer Staples—4.7%
Altria Group, Inc.	14,845	1,003,819
Archer-Daniels-Midland Co.	2,180	99,517
Avon Products, Inc.*	720	3,629
Blue Buffalo Pet Products, Inc.*	7,340	176,454
Brown-Forman Corp., Class B	3,100	139,252
Central Garden and Pet Co., Class A*	400	12,360
The Coca-Cola Co.	2,050	84,993
Colgate-Palmolive Co.	1,220	79,837
ConAgra Brands, Inc.	5,140	203,287
Constellation Brands, Inc., Class A	1,160	177,840
CVS Health Corp.	1,480	116,787
Darling Ingredients, Inc.*	950	12,264

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples—4.7% (continued)
Dean Foods Co.	685	$14,919
Dr. Pepper Snapple Group, Inc.	5,820	527,699
Energizer Holdings, Inc.	1,830	81,636
Fresh Del Monte Produce, Inc.	790	47,898
Hormel Foods Corp.	6,030	209,904
Ingredion, Inc.	4,530	566,069
The JM Smucker Co.	1,850	236,911
Lamb Weston Holdings, Inc.*	3,230	122,256
Lancaster Colony Corp.	215	30,399
Medifast, Inc.	550	22,896
Mondelez International, Inc., Class A	3,820	169,341
National Beverage Corp.	425	21,709
Natural Health Trends Corp.	860	21,371
Nu Skin Enterprises, Inc., Class A	1,010	48,258
PepsiCo, Inc.	13,420	1,404,135
Philip Morris International, Inc.	6,570	601,089
Post Holdings, Inc.*,1	1,200	96,468
The Procter & Gamble Co.	7,210	606,217
Reynolds American, Inc.	1,140	63,886
Sanderson Farms, Inc.	50	4,712
SpartanNash Co.	1,055	41,715
Sysco Corp.	5,870	325,022
Tyson Foods, Inc., Class A	4,980	307,166
Universal Corp.	450	28,688
Walgreens Boots Alliance, Inc.	2,490	206,072
Wal-Mart Stores, Inc.	3,850	266,112
Total Consumer Staples		8,182,587
Energy—2.8%
Anadarko Petroleum Corp.	2,020	140,855
Apache Corp.	5,210	330,679
Baker Hughes, Inc.	2,810	182,566
Cabot Oil & Gas Corp.	4,870	113,763
Carrizo Oil & Gas, Inc.*	500	18,675
Chevron Corp.	6,455	759,754
Cimarex Energy Co.	1,560	212,004
ConocoPhillips	3,840	192,538
CONSOL Energy, Inc.	3,810	69,456
Denbury Resources, Inc.*	810	2,981
Devon Energy Corp.	6,790	310,099
Diamond Offshore Drilling, Inc.*,1	3,940	69,738
EOG Resources, Inc.	540	54,594
EQT Corp.	780	51,012
Evolution Petroleum Corp.	610	6,100
Exxon Mobil Corp.	11,095	1,001,435
Fairmount Santrol Holdings, Inc.*	3,270	38,553

	Shares	Value
Green Plains, Inc.	550	$15,318
Jones Energy, Inc., Class A*	1,350	6,750
Matrix Service Co.*	740	16,798
McDermott International, Inc.*	8,880	65,623
Nabors Industries, Ltd.	16,440	269,616
National Oilwell Varco, Inc.	3,300	123,552
Navios Maritime Acquisition Corp.	3,960	6,732
Noble Corp. PLC	11,020	65,238
Noble Energy, Inc.	1,720	65,463
Oasis Petroleum, Inc.*	1,810	27,403
Occidental Petroleum Corp.	2,520	179,500
Oceaneering International, Inc.	2,310	65,165
Pacific Ethanol, Inc.*	1,690	16,055
Parsley Energy, Inc., Class A*	5,710	201,220
RPC, Inc.[1]	2,830	56,062
RSP Permian, Inc.*	530	23,649
Sanchez Energy Corp.*,1	2,200	19,866
Valero Energy Corp.	1,510	103,163
Total Energy		4,881,975
Financials—7.0%
Access National Corp.[1]	420	11,659
Aflac, Inc.	5,040	350,784
AG Mortgage Investment Trust, Inc.	1,880	32,167
AGNC Investment Corp.	4,710	85,392
The Allstate Corp.	5,160	382,459
Ambac Financial Group, Inc.*	440	9,900
American International Group, Inc.	1,520	99,271
Ameriprise Financial, Inc.	970	107,612
Argo Group International Holdings, Ltd.	90	5,931
ARMOUR Residential REIT, Inc.[1]	3,210	69,625
Arrow Financial Corp.	123	4,982
Aspen Insurance Holdings, Ltd.	4,210	231,550
Associated Banc-Corp.	7,100	175,370
Assurant, Inc.	490	45,501
Assured Guaranty, Ltd.	6,240	235,685
Axis Capital Holdings, Ltd.	3,510	229,098
BancFirst Corp.	40	3,722
Bank of America Corp.	32,260	712,962
Berkshire Hathaway, Inc., Class B*	2,520	410,710
Brown & Brown, Inc.	9,110	408,675
Camden National Corp.	550	24,448
Capital Bank Financial Corp., Class A	139	5,456
Carolina Financial Corp.	540	16,627
CenterState Banks, Inc.	1,480	37,252
Central Valley Community Bancorp	230	4,591
The Charles Schwab Corp.	5,090	200,902

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—7.0% (continued)
Chemical Financial Corp.	220	$11,917
Citizens Financial Group, Inc.	2,950	105,108
CME Group, Inc.	675	77,861
Columbia Banking System, Inc.	230	10,276
Comerica, Inc.	4,550	309,900
Commerce Bancshares, Inc.	3,851	222,626
Community Bank System, Inc.	350	21,626
Cullen/Frost Bankers, Inc.[1]	800	70,584
CYS Investments, Inc.[1]	1,260	9,740
Discover Financial Services	2,980	214,828
Eaton Vance Corp.	6,620	277,246
Enova International, Inc.*	2,225	27,924
Erie Indemnity Co., Class A	3,310	372,210
Essent Group, Ltd.*	1,805	58,428
Evercore Partners, Inc., Class A	560	38,472
Everest Re Group, Ltd.	355	76,822
Farmers National Banc Corp.	320	4,544
Federal Agricultural Mortgage Corp., Class C	300	17,181
Fifth Third Bancorp	5,560	149,953
First American Financial Corp.	845	30,952
First Community Bancshares, Inc.	130	3,918
First Financial Bancorp	450	12,802
First Financial Corp	695	36,696
First Interstate BancSystem, Inc., Class A1	800	34,040
First Republic Bank/CA	1,740	160,324
Flagstar Bancorp, Inc.*	120	3,233
Franklin Resources, Inc.	4,030	159,507
Fulton Financial Corp.	1,140	21,432
The Goldman Sachs Group, Inc.	610	146,064
Hancock Holding Co.	815	35,126
Hilltop Holdings, Inc.	2,700	80,460
Huntington Bancshares, Inc.	1	13
Impac Mortgage Holdings, Inc.*	560	7,851
Independent Bank Corp./MA	970	68,336
Independent Bank Corp./MI	700	15,190
INTL. FCStone, Inc.*	820	32,472
Invesco, Ltd.	3,150	95,571
JPMorgan Chase & Co.	11,208	967,138
KeyCorp	6,803	124,291
Lazard, Ltd., Class A	1,590	65,333
Lincoln National Corp.	6,690	443,346
MarketAxess Holdings, Inc.	2,000	293,840
Marlin Business Services Corp.	130	2,717
Meta Financial Group, Inc.	860	88,494
MFA Financial, Inc.	7,470	56,996

	Shares	Value
MGIC Investment Corp.*	1,780	$18,138
Morningstar, Inc.	550	40,458
MSCI, Inc.	1,140	89,809
MTGE Investment Corp.	540	8,478
Nasdaq, Inc.	1,160	77,859
Navient Corp.	2,730	44,854
New Residential Investment Corp.	1,220	19,178
Northern Trust Corp.	6,760	601,978
Old Second Bancorp, Inc.	370	4,088
PennyMac Financial Services, Inc., Class A*	2,090	34,798
PennyMac Mortgage Investment Trust	560	9,167
Piper Jaffray Cos.*	550	39,875
Preferred Bank	440	23,065
Primerica, Inc.	1,310	90,586
PrivateBancorp, Inc.	220	11,922
Prudential Financial, Inc.	1,770	184,186
QCR Holdings, Inc.	150	6,495
Radian Group, Inc.	1,570	28,229
Regional Management Corp.*	430	11,300
Regions Financial Corp.	10,530	151,211
Sandy Spring Bancorp, Inc.	620	24,794
ServisFirst Bancshares, Inc.[1]	1,960	73,382
Southern National Bancorp of Virginia, Inc.	140	2,288
State Bank Financial Corp.	570	15,310
State Street Corp.	1,380	107,254
Stock Yards Bancorp, Inc.	160	7,512
SunTrust Banks, Inc.	5,715	313,468
T. Rowe Price Group, Inc.	570	42,898
TD Ameritrade Holding Corp.	3,270	142,572
Torchmark Corp.	1,480	109,165
The Travelers Cos., Inc.	665	81,409
UMB Financial Corp.	1,310	101,027
Universal Insurance Holdings, Inc.	3,795	107,778
US Bancorp	6,565	337,244
Walker & Dunlop, Inc.*	860	26,832
Wells Fargo & Co.	4,120	227,053
Wintrust Financial Corp.	440	31,931
Total Financials		12,213,310
Health Care—8.6%
AbbVie, Inc.	4,900	306,838
Aetna, Inc.	415	51,464
Agenus, Inc.*,1	1,550	6,386
Align Technology, Inc.*	2,290	220,138
Allergan PLC*	1,520	319,215
Amgen, Inc.	10,590	1,548,364
Amphastar Pharmaceuticals, Inc.*,1	2,890	53,234

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care—8.6% (continued)
ANI Pharmaceuticals, Inc.*	510	$30,916
ARIAD Pharmaceuticals, Inc.*,1	3,450	42,918
Array BioPharma, Inc.*	5,715	50,235
Baxter International, Inc.	26,248	1,163,836
BioSpecifics Technologies Corp.*	60	3,342
Bristol-Myers Squibb Co.	20,570	1,202,111
Bruker Corp.	4,100	86,838
Cardiovascular Systems, Inc.*	810	19,610
Catalent, Inc.*	1,265	34,104
Clovis Oncology, Inc.*,1	400	17,768
Coherus Biosciences, Inc.*	1,250	35,188
Corcept Therapeutics, Inc.*,1	2,575	18,694
CR Bard, Inc.	3,210	721,159
Danaher Corp.	4,020	312,917
Exelixis, Inc.*	1,510	22,514
Express Scripts Holding Co.*	8,020	551,696
Halozyme Therapeutics, Inc.*,1	6,145	60,713
Halyard Health, Inc.*	820	30,324
HMS Holdings Corp.*	715	12,984
Humana, Inc.	1,190	242,796
ICU Medical, Inc.*	530	78,096
IDEXX Laboratories, Inc.*	2,360	276,757
Immunomedics, Inc.*	5,020	18,423
INC Research Holdings, Inc., Class A*	1,240	65,224
Incyte Corp.*	7,460	748,014
Innoviva, Inc.*,1	3,730	39,911
Intuitive Surgical, Inc.*	900	570,753
Ironwood Pharmaceuticals, Inc.*	3,375	51,604
Johnson & Johnson	10,225	1,178,022
Magellan Health, Inc.*	900	67,725
Masimo Corp.*	925	62,345
McKesson Corp.	230	32,304
Merck & Co., Inc.	11,805	694,960
Molina Healthcare, Inc.*	220	11,937
Mylan N.V.*	3,720	141,918
NxStage Medical, Inc.*	990	25,948
OraSure Technologies, Inc.*	1,740	15,277
Pfizer, Inc.	3,367	109,360
PRA Health Sciences, Inc.*	430	23,702
Quest Diagnostics, Inc.	890	81,791
Quintiles IMS Holdings, Inc.*	9,700	737,685
United Therapeutics Corp.*,1	4,700	674,121
UnitedHealth Group, Inc.	6,680	1,069,067
Vertex Pharmaceuticals, Inc.*	600	44,202
WellCare Health Plans, Inc.*	4,225	579,163

	Shares	Value
Zoetis, Inc.	9,210	$493,011
Total Health Care		15,057,622
Industrials—7.4%
A. O. Smith Corp.	7,240	342,814
AAR Corp.	540	17,847
ABM Industries, Inc.	575	23,483
Acacia Research Corp.*	980	6,370
ACCO Brands Corp.*	2,370	30,929
American Outdoor Brands Corp.*,1	1,090	22,977
Applied Industrial Technologies, Inc.	370	21,978
Argan, Inc.	300	21,165
Astec Industries, Inc.	320	21,587
Avis Budget Group, Inc.*	6,210	227,783
BLUE BIRD Corp.*	1,150	17,768
Brady Corp., Class A	400	15,020
The Brink’s Co.	540	22,275
Carlisle Cos., Inc.	2,470	272,416
Chart Industries, Inc.*	370	13,327
Chicago Bridge & Iron Co., N.V.	6,370	202,248
Cintas Corp.	6,060	700,294
Copa Holdings, S.A., Class A1	950	86,288
Copart, Inc.*	3,680	203,909
Costamare, Inc.	4,160	23,296
Cummins, Inc.	1,530	209,105
Deere & Co.	2,780	286,451
Deluxe Corp.	375	26,854
DigitalGlobe, Inc.*	1,390	39,824
Ducommun, Inc.*	370	9,457
EMCOR Group, Inc.	310	21,936
Energy Recovery, Inc.*,1	1,825	18,889
Equifax, Inc.	1,980	234,095
FedEx Corp.	3,730	694,526
GATX Corp.[1]	3,650	224,767
Generac Holdings, Inc.*	670	27,296
General Dynamics Corp.	2,900	500,714
General Electric Co.	16,110	509,076
Gibraltar Industries, Inc.*	520	21,658
Hawaiian Holdings, Inc.*	1,240	70,680
HEICO Corp.	4,990	384,978
HNI Corp.	910	50,887
Illinois Tool Works, Inc.	5,660	693,124
Insperity, Inc.	880	62,436
Kennametal, Inc.	2,800	87,528
Knoll, Inc.	1,160	32,399
L-3 Communications Holdings, Inc.	2,480	377,233
Landstar System, Inc.	4,200	358,260

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—7.4% (continued)
Lydall, Inc.*	255	$15,772
MasTec, Inc.*	1,495	57,184
MRC Global, Inc.*	1,085	21,982
Mueller Water Products, Inc., Class A	1,415	18,834
Nordson Corp.	2,120	237,546
Northrop Grumman Corp.	2,110	490,744
Old Dominion Freight Line, Inc.*	5,200	446,108
PACCAR, Inc.	990	63,261
Parker Hannifin Corp.	2,300	322,000
Quad/Graphics, Inc.	1,695	45,562
Quanta Services, Inc.*	9,550	332,818
Rockwell Automation, Inc.	6,415	862,176
SkyWest, Inc.	840	30,618
Spirit AeroSystems Holdings, Inc., Class A	1,920	112,032
Stanley Black & Decker, Inc.	670	76,842
Supreme Industries, Inc., Class A	745	11,696
Swift Transportation Co.*,1	1,180	28,745
Tetra Tech, Inc.	250	10,788
TransDigm Group, Inc.	1,320	328,627
TransUnion*	4,790	148,155
Trex Co., Inc.*	875	56,350
Tutor Perini Corp.*	1,590	44,520
United Rentals, Inc.*	2,140	225,941
United Technologies Corp.	2,580	282,820
Valmont Industries, Inc.	690	97,221
Vectrus, Inc.*	780	18,603
Wabash National Corp.	3,600	56,952
Waste Management, Inc.	16,030	1,136,687
West Corp.	950	23,522
YRC Worldwide, Inc.*,1	1,970	26,162
Total Industrials		12,866,215
Information Technology—14.9%
3D Systems Corp.*,1	3,880	51,565
Accenture PLC, Class A	6,040	707,465
Activision Blizzard, Inc.	11,630	419,959
Advanced Energy Industries, Inc.*	840	45,990
Advanced Micro Devices, Inc.*	9,580	108,637
Alarm.com Holdings, Inc.*	2,070	57,608
Alpha & Omega Semiconductor, Ltd.*	220	4,679
Alphabet, Inc., Class A*	3,445	2,729,990
Alphabet, Inc., Class C*	250	192,955
Amdocs, Ltd.	1,880	109,510
Amphenol Corp., Class A	9,530	640,416
Apple, Inc.	24,640	2,853,805
Autodesk, Inc.*	4,790	354,508

	Shares	Value
Automatic Data Processing, Inc.	1,040	$106,891
Barracuda Networks, Inc.*	340	7,286
Black Box Corp.	710	10,828
Black Knight Financial Services, Inc., Class A*,1	2,920	110,376
Cardtronics PLC, Class A*	495	27,012
Care.com, Inc.*	1,545	13,241
CDK Global, Inc.	9,530	568,846
ChannelAdvisor Corp.*	1,250	17,938
Cirrus Logic, Inc.*	290	16,397
Cisco Systems, Inc.	8,290	250,524
Citrix Systems, Inc.*	8,880	793,073
CommScope Holding Co., Inc.*	11,510	428,172
CommVault Systems, Inc.*	555	28,527
Convergys Corp.	370	9,087
CoreLogic, Inc.*	11,750	432,752
Corning, Inc.	6,310	153,144
CSG Systems International, Inc.	690	33,396
DST Systems, Inc.	950	101,792
Ebix, Inc.[1]	715	40,791
Electronic Arts, Inc.*	6,535	514,697
ePlus, Inc.*	440	50,688
Exar Corp.*	410	4,420
Fabrinet*	330	13,299
Facebook, Inc., Class A*	22,210	2,555,260
Finisar Corp.*	1,020	30,875
Gigamon, Inc.*	270	12,298
The Hackett Group, Inc.	1,090	19,249
HP, Inc.	3,350	49,714
Insight Enterprises, Inc.*	390	15,772
InterDigital, Inc.	755	68,969
InvenSense, Inc.*,1	570	7,290
Itron, Inc.*	820	51,537
KLA-Tencor Corp.	4,190	329,669
Knowles Corp.*,1	610	10,193
Leidos Holdings, Inc.	7,240	370,254
Liquidity Services, Inc.*	1,820	17,745
Manhattan Associates, Inc.*	910	48,257
ManTech International Corp., Class A	310	13,098
MasterCard, Inc., Class A	7,580	782,635
Maxim Integrated Products, Inc.	10,600	408,842
Mentor Graphics Corp.	430	15,863
Microsemi Corp.*	390	21,048
Microsoft Corp.	33,240	2,065,534
NCR Corp.*	36,310	1,472,734
NETGEAR, Inc.*	990	53,806
NIC, Inc.	480	11,472

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—14.9% (continued)
NVIDIA Corp.	4,600	$491,004
Paycom Software, Inc.*,1	890	40,486
Plexus Corp.*	580	31,343
Power Integrations, Inc.	95	6,446
Proofpoint, Inc.*	320	22,608
Red Hat, Inc.*	880	61,336
RetailMeNot, Inc.*	420	3,906
Sanmina Corp.*	700	25,655
Science Applications International Corp.	320	27,136
Semtech Corp.*	830	26,186
Shutterstock, Inc.*,1	60	2,851
Square, Inc., Class A*	27,720	377,824
Super Micro Computer, Inc.*	230	6,452
Symantec Corp.	38,750	925,738
SYNNEX Corp.	80	9,682
Take-Two Interactive Software, Inc.*	1,110	54,712
TE Connectivity, Ltd.	6,890	477,339
Tech Data Corp.*	85	7,198
Texas Instruments, Inc.	12,960	945,691
TrueCar, Inc.*,1	1,040	13,000
TTM Technologies, Inc.*	5,380	73,329
Vantiv, Inc., Class A*	1,740	103,739
Varonis Systems, Inc.*	590	15,812
Viavi Solutions, Inc.*	30,150	246,627
Visa, Inc., Class A	3,990	311,300
Vishay Intertechnology, Inc.	1,130	18,306
VMware, Inc., Class A*,1	1,170	92,114
WEX, Inc.*	1,900	212,040
Xactly Corp.*	2,320	25,520
Xilinx, Inc.	5,040	304,265
Yelp, Inc.*	14,820	565,087
Total Information Technology		25,967,110
Materials—1.9%
Air Products & Chemicals, Inc.	1,810	260,314
AK Steel Holding Corp.*	4,455	45,486
Berry Plastics Group, Inc.*	12,610	614,485
Cabot Corp.	8,500	429,590
The Chemours Co.	2,550	56,330
Cliffs Natural Resources, Inc.*	1,060	8,915
The Dow Chemical Co.	5,840	334,165
E.I. du Pont de Nemours & Co.	10,130	743,542
FMC Corp.	7,250	410,060
Greif, Inc., Class A	730	37,456
Kronos Worldwide, Inc.	1,160	13,850

	Shares	Value
Louisiana-Pacific Corp.*	465	$8,802
Nucor Corp.	2,850	169,632
Rayonier Advanced Materials, Inc.[1]	1,340	20,716
Ryerson Holding Corp.*	1,620	21,627
Steel Dynamics, Inc.	1,420	50,524
SunCoke Energy, Inc.*	1,890	21,433
Trinseo, S.A.	1,335	79,166
Worthington Industries, Inc.	540	25,618
Total Materials		3,351,711
Real Estate—2.2%
American Tower Corp.	4,470	472,390
Ashford Hospitality Trust, Inc.	2,940	22,814
Boston Properties, Inc.	1,280	160,998
Camden Property Trust	1,020	85,751
CBL & Associates Properties, Inc.	5,110	58,765
Columbia Property Trust, Inc.	6,030	130,248
Corporate Office Properties Trust	4,180	130,500
DCT Industrial Trust, Inc.	460	22,025
Digital Realty Trust, Inc.[1]	4,370	429,396
EastGroup Properties, Inc.	650	47,996
Equity Lifestyle Properties, Inc.	6,560	472,987
Equity Residential	6,640	427,350
Extra Space Storage, Inc.	4,410	340,628
Four Corners Property Trust, Inc.	2,785	57,148
Highwoods Properties, Inc.	755	38,513
Hudson Pacific Properties, Inc.	1,005	34,954
Lexington Realty Trust	4,430	47,844
The Macerich Co.	1,740	123,262
National Storage Affiliates Trust	1,820	40,167
Piedmont Office Realty Trust, Inc., Class A	13,300	278,103
PS Business Parks, Inc.	360	41,947
Realty Income Corp.	740	42,535
Ryman Hospitality Properties, Inc.	325	20,478
Senior Housing Properties Trust	3,500	66,255
Simon Property Group, Inc.	200	35,534
Summit Hotel Properties, Inc.	3,710	59,471
Tanger Factory Outlet Centers, Inc.	2,120	75,854
Washington Real Estate Investment Trust	690	22,556
Total Real Estate		3,786,469
Telecommunication Services—1.5%
AT&T, Inc.	12,480	530,774
CenturyLink, Inc.	10,920	259,678
IDT Corp., Class B	2,945	54,600
Sprint Corp.*,1	8,280	69,718
T-Mobile US, Inc.*	1,960	112,720

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services—1.5% (continued)
Verizon Communications, Inc.	20,830	$1,111,905
Zayo Group Holdings, Inc.*	13,770	452,482
Total Telecommunication Services		2,591,877
Utilities—1.5%
American Water Works Co., Inc.	3,905	282,565
Atmos Energy Corp.	4,560	338,124
Avista Corp.	300	11,996
CenterPoint Energy, Inc.	8,355	205,866
Chesapeake Utilities Corp.	200	13,390
Connecticut Water Service, Inc.	280	15,638
Consolidated Edison, Inc.	2,240	165,043
Duke Energy Corp.	2,130	165,331
Edison International	2,790	200,852
Eversource Energy	1,770	97,757
IDACORP, Inc.	230	18,526
Middlesex Water Co.	225	9,662
Northwest Natural Gas Co.	330	19,734
OGE Energy Corp.	3,240	108,378
ONE Gas, Inc.	40	2,558
Ormat Technologies, Inc.	955	51,207
Otter Tail Corp.	710	28,968
Pinnacle West Capital Corp.	2,340	182,590
PPL Corp.	7,870	267,974
SJW Group	1,050	58,779
Vectren Corp.	4,495	234,414
WGL Holdings, Inc.	430	32,800
Xcel Energy, Inc.	1,150	46,805
Total Utilities		2,558,957
Total Common Stocks (cost $98,872,357)		107,612,044
Rights—0.0%#
DYAX Corp. (Healthcare)*,15 (cost $0)	670	7

	Principal Amount
Corporate Bonds and Notes—4.9%
Financials—1.6%
Bank of America Corp., Series MTN, 2.503%, 10/21/22	$270,000	261,473
Bank of Montreal, Series MTN, 2.100%, 12/12/19	185,000	185,078
The Goldman Sachs Group, Inc., 2.350%, 11/15/21	320,000	311,253
JPMorgan Chase & Co., Series MTN, 2.295%, 08/15/21	330,000	324,097

	Principal Amount	Value
Morgan Stanley, Series MTN, 2.625%, 11/17/21	$295,000	$291,779
The Toronto-Dominion Bank, Series MTN, 2.250%, 11/05/19	70,000	70,445
US Bancorp, MTN, 2.200%, 04/25/19	175,000	176,551
Visa, Inc., 2.200%, 12/14/20	220,000	220,806
Wells Fargo & Co.,
2.500%, 03/04/21	545,000	541,280
MTN, 1.400%, 09/08/17[1]	305,000	304,672
Total Financials		2,687,434
Industrials—2.7%
3M Co., Series MTN, 2.000%, 06/26/22	130,000	127,530
Altria Group, Inc., 2.625%, 01/14/20	200,000	202,422
The Boeing Co., 2.350%, 10/30/21	254,000	255,662
Burlington Northern Santa Fe LLC, 4.700%, 10/01/19	65,000	69,930
Cisco Systems, Inc., 1.400%, 02/28/18	200,000	200,377
Colgate-Palmolive Co., MTN, 1.750%, 03/15/19	105,000	105,430
Dr. Pepper Snapple Group, Inc., 3.130%, 12/15/23	120,000	120,214
Exxon Mobil Corp., 1.708%, 03/01/19	95,000	95,235
Ford Motor Co., 4.346%, 12/08/26	120,000	121,498
General Electric Co.,
2.900%, 01/09/17	115,000	115,041
5.250%, 12/06/17	340,000	352,266
MTN, Series A, 6.750%, 03/15/32	45,000	59,994
The Home Depot, Inc., 2.250%, 09/10/18	210,000	212,889
Johnson & Johnson, 5.150%, 07/15/18	90,000	95,171
Lockheed Martin Corp., 1.850%, 11/23/18	70,000	70,311
McDonald’s Corp.,
MTN, 5.350%, 03/01/18	195,000	203,272
MTN, 6.300%, 10/15/37	135,000	170,146
Medtronic, Inc., 0.875%, 02/27/17	45,000	44,975
PepsiCo, Inc., Series 1, 1.000%, 10/13/17	135,000	134,926
Pfizer, Inc., 1.700%, 12/15/19	230,000	229,882
Philip Morris International, Inc., 1.625%, 03/20/17[1]	330,000	330,019
Tyson Foods, Inc., 2.650%, 08/15/19	200,000	202,029
Union Pacific Corp., 3.646%, 02/15/24	155,000	161,963
United Parcel Service, Inc., 6.200%, 01/15/38	210,000	276,800
Verizon Communications, Inc., 2.625%, 02/21/20	388,000	392,015

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—2.7% (continued)
Wal-Mart Stores, Inc., 6.500%, 08/15/37	$245,000	$332,658
Total Industrials		4,682,655
Telecommunication Services—0.2%
AT&T, Inc., 5.200%, 03/15/20	345,000	371,169
Utilities—0.4%
BP Capital Markets PLC, 1.676%, 05/03/19	225,000	223,485
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, 04/01/38	105,000	142,384
Dominion Resources, Inc., 4.450%, 03/15/21	75,000	80,214
Georgia Power Co., 5.400%, 06/01/40	65,000	74,435
Shell International Finance BV, 1.875%, 05/10/21	130,000	127,182
TransCanada PipeLines, Ltd., 3.800%, 10/01/20	100,000	104,433
Total Utilities		752,133
Total Corporate Bonds and Notes (cost $8,476,833)		8,493,391
U.S. Government and Agency Obligations—32.7%
Federal Home Loan Mortgage Corporation—11.7%
FHLMC, 1.375%, 05/01/20 [1]	165,000	163,800
FHLMC Gold Pool,
2.500%, 07/01/28 to 09/01/46	1,482,784	1,452,199
3.000%, 01/01/29 to 09/01/46	4,736,181	4,762,617
3.500%, 03/01/42 to 03/01/46	6,196,559	6,353,027
4.000%, 08/01/43 to 11/01/45	5,073,003	5,333,002
4.500%, 02/01/39 to 04/01/44	1,147,520	1,233,573
5.000%, 07/01/35 to 07/01/41	915,052	998,640
5.500%, 04/01/38 to 01/01/39	54,744	61,256
Total Federal Home Loan Mortgage Corporation		20,358,114
Federal National Mortgage Association—3.7%
FNMA,
0.875%, 03/28/18	200,000	199,623
1.000%, 10/24/19	350,000	345,304
1.375%, 10/07/21	170,000	165,501

	Principal Amount	Value
1.875%, 02/19/19 [1]	$440,000	$445,499
2.000%, 01/01/30	63,802	62,208
2.500%, 04/01/28 to 05/01/43	1,218,076	1,173,165
2.625%, 09/06/24	305,000	308,272
3.000%, 03/01/42 to 08/01/43	647,050	646,984
3.500%, 11/01/25 to 07/01/43	606,726	628,217
4.000%, 12/01/21 to 11/01/44	702,909	740,526
4.500%, 06/01/39 to 09/01/43	953,583	1,027,387
5.000%, 09/01/33 to 10/01/41	392,867	429,812
5.500%, 02/01/35 to 05/01/39	194,891	217,537
Total Federal National Mortgage Association		6,390,035
U.S. Treasury Obligations—17.3%
U.S. Treasury Bonds,
2.750%, 08/15/42	4,600,000	4,347,092
3.000%, 11/15/45	1,105,000	1,090,151
3.125%, 11/15/41	670,000	680,168
U.S. Treasury Notes,
0.875%, 07/15/18 to 07/31/19	2,635,000	2,615,303
1.000%, 09/30/19 to 11/30/19	1,445,000	1,429,023
1.125%, 07/31/21	1,200,000	1,160,132
1.375%, 05/31/20 to 08/31/20	3,705,000	3,678,085
1.500%, 02/28/19 to 01/31/22	2,755,000	2,722,817
1.625%, 07/31/20 to 05/15/26	1,215,000	1,201,354
1.875%, 11/30/21	2,860,000	2,852,570
2.250%, 11/15/24 to 11/15/25	5,070,000	5,029,508
2.500%, 05/15/24	3,350,000	3,400,709
Total U.S. Treasury Obligations		30,206,912
Total U.S. Government and Agency Obligations (cost $58,189,133)		56,955,061

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—2.3%
Repurchase Agreements—1.8%[2]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $1,000,059 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17 - 01/01/47, totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $1,000,058 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49,totaling $1,020,000)	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $216,376 (collateralized by various U.S. Government Agency Obligations, 0.685% - 2.000%, 10/31/18 - 11/30/22, totaling $220,691)	216,364	216,364
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $1,000,056 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66,totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		3,216,364

	Shares	Value
Other Investment Companies—0.5%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	900,145	$900,145
Total Short-Term Investments (cost $4,116,509)		4,116,509
Total Investments—101.7% (cost $169,654,832)		177,177,012
Other Assets, less Liabilities—(1.7)%		(2,989,582)
Net Assets—100.0%		$174,187,430

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG Chicago Equity Partners Small Cap Value (Class I)1 (the “Fund”) returned 29.3%, compared to the 31.7% return for its benchmark, the Russell 2000® Value Index.

The portfolio is managed to emphasize stock selection while neutralizing size, style and sector exposure. The Fund consists of a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations built through a disciplined, risk-controlled process, with the goal of delivering consistent excess returns.

MARKET ENVIRONMENT

Unpredictable 2016 (Increased Interest Rates, New President Elect and Positive Corporate Earnings)

2016 was a year of reversals, with preferences shifting every couple of months. Recession concerns earlier in the year eased as economic data improved and oil prices stabilized. Continued accommodative U.S Federal Reserve (the “Fed”) policy prolonged the low-rate environment until late in the fourth quarter, resulting in some investors reaching for yield for the first six months of the year and supporting the risk-on trade. In the third quarter, the bond proxy stocks pulled back, and the cheap, high beta stocks performed well in the cyclical and technology sectors. In the fourth quarter, all eyes were on the election and the Fed. The surprise Trump victory resulted in strong equity markets, with sector performance driven by the perceived winners and losers of Trump policy. The Fed behaved as expected in the quarter, finally raising rates 0.25%, and corporate earnings turned the corner as third quarter numbers came in positive after five consecutive quarters of negative earnings growth.

PERFORMANCE DISCUSSION

U.S. Stocks Were Up in the Year — Led by Small Cap and Value Stocks, While Stock Selection was Weak Most of 2016

U.S. stocks outperformed other asset classes in 2016. Small cap stocks strongly outpaced their large and mid-cap counterparts for the year. Value had a strong year despite a weaker third quarter, outperforming growth by 20% in small cap stocks (as measured by the Russell 2000® Growth and Russell 2000® Value Indexes) and 10% in large cap (as measured by the Russell 1000® Growth and Russell 1000® Value Indexes). Financials and energy sectors performed well and health care performed the worst. Despite volatility (CBOE Volatility Index — VIX) spiking around the election, it finished the year down (23)%. Over the last 12 months, the value factor group performed best, while the quality and growth factor groups were mixed and the momentum factor group was generally weak across all sectors. The top-ranked stocks underperformed in cyclicals and financials, but performed well in the other sectors. While it has been a challenging year for the stock selection model and active management in general, we saw improvement in the fourth quarter. It has been our experience that the market rewards a broad set of fundamental factors more often than not. This is why we stick to our disciplined process at all times, even during market environments such as these. Historically, we have been rewarded for doing so, as we have seen outperformance in periods following weakness.

OUTLOOK

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk-controlled process, delivers consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Service Shares.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2016 and is not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Chicago Equity Partners Small Cap Value Fund’s Class I (formerly Service Class ) shares on December 31, 2014 to a $10,000 investment made in the benchmark for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2016.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Chicago Equity Partners Small Cap Value Fund [2,3,4,5,6,7]
Class N8	29.00%	10.06%	12/31/14
Class I8	29.34%	10.40%	12/31/14
Class Z8	29.49%	10.51%	12/31/14
Russell 2000® Value Index[9]	31.74%	10.42%	12/31/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[6]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Chicago Equity Partners Small Cap Value Fund were renamed Class N, Class I and Class Z, respectively.
[9]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Chicago Equity Partners Small Cap Value Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Chicago Equity Partners Small Cap Value Fund*	Russell 2000® Value Index
Financials	36.1%	32.6%
Industrials	16.0%	12.6%
Information Technology	10.9%	10.4%
Real Estate	9.3%	10.1%
Consumer Discretionary	7.9%	10.0%
Utilities	6.8%	6.0%
Energy	6.0%	5.9%
Materials	5.3%	4.6%
Health Care	4.9%	4.3%
Consumer Staples	3.1%	2.8%
Telecommunication Services	0.6%	0.7%
Other Assets and Liabilities	(6.9)%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
UMB Financial Corp.**	1.9%
Lexington Realty Trust	1.7%
Hudson Pacific Properties, Inc.	1.6%
Universal Insurance Holdings, Inc.	1.5%
McDermott International, Inc.**	1.4%
Hilltop Holdings, Inc.	1.4%
CenterState Banks, Inc.	1.3%
Hancock Holding Co.	1.2%
Meta Financial Group, Inc.	1.2%
Piper Jaffray Cos.	1.2%

Top Ten as a Group	14.4%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—106.9%
Consumer Discretionary—7.9%
AMC Entertainment Holdings, Inc., Class A	910	$30,621
America’s Car-Mart, Inc.*	800	35,000
Big 5 Sporting Goods Corp.	6,060	105,141
Capella Education Co.	320	28,096
Chico’s FAS, Inc.	5,340	76,843
The Children’s Place, Inc.	420	42,399
Cooper-Standard Holding, Inc.*	820	84,772
Cracker Barrel Old Country Store, Inc.[1]	320	53,434
Dana, Inc.	2,500	47,450
The Finish Line, Inc., Class A1	1,890	35,551
ILG, Inc.	1,050	19,078
Intrawest Resorts Holdings, Inc.*	1,470	26,240
Johnson Outdoors, Inc., Class A	750	29,768
Marriott Vacations Worldwide Corp.	630	53,456
NACCO Industries, Inc., Class A	480	43,464
Office Depot, Inc.	7,890	35,663
Perry Ellis International, Inc.*	2,950	73,484
Sonic Automotive, Inc., Class A	4,240	97,096
Tower International, Inc.	1,080	30,618
Weyco Group, Inc.	410	12,833
Wolverine World Wide, Inc.	2,520	55,314
Total Consumer Discretionary		1,016,321
Consumer Staples—3.1%
Avon Products, Inc.*	3,730	18,799
Central Garden and Pet Co., Class A*	1,730	53,457
Dean Foods Co.	1,560	33,977
Fresh Del Monte Produce, Inc.	1,035	62,752
Ingles Markets, Inc., Class A	10	481
Nature’s Sunshine Products, Inc.	490	7,350
Sanderson Farms, Inc.	590	55,602
SpartanNash Co.	2,880	113,875
Universal Corp.	810	51,638
Total Consumer Staples		397,931
Energy—6.0%
Denbury Resources, Inc.*	8,590	31,611
Fairmount Santrol Holdings, Inc.*	6,010	70,858
Green Plains, Inc.	540	15,039
Jones Energy, Inc., Class A*	6,770	33,850
Matrix Service Co.*	1,250	28,375
McDermott International, Inc.*	25,050	185,120
Navios Maritime Acquisition Corp.	19,790	33,643
Oasis Petroleum, Inc.*	8,190	123,997

	Shares	Value
Pacific Ethanol, Inc.*	8,260	$78,470
RSP Permian, Inc.*	1,710	76,300
Sanchez Energy Corp.*,1	7,030	63,481
Unit Corp.*	1,030	27,676
Total Energy		768,420
Financials—36.1%
Access National Corp.[1]	880	24,429
AG Mortgage Investment Trust, Inc.	4,780	81,786
Ambac Financial Group, Inc.*	700	15,750
Apollo Commercial Real Estate Finance, Inc.	4	65
Argo Group International Holdings, Ltd.	450	29,655
ARMOUR Residential REIT, Inc.[1]	5,870	127,320
Arrow Financial Corp.	463	18,751
Ashford Hospitality Trust, Inc.	13,590	105,458
BancFirst Corp.	190	17,679
Camden National Corp.	1,520	67,564
Capital Bank Financial Corp., Class A	212	8,321
Carolina Financial Corp.	880	27,095
CenterState Banks, Inc.	6,750	169,897
Central Valley Community Bancorp	1,210	24,152
Columbia Banking System, Inc.	3,280	146,550
Community Bank System, Inc.	1,700	105,043
CYS Investments, Inc.	3,000	23,190
Enova International, Inc.*	5,860	73,543
Farmers Capital Bank Corp.	470	19,763
Farmers National Banc Corp.	1,710	24,282
Federal Agricultural Mortgage Corp., Class C	1,450	83,041
Fifth Street Asset Management, Inc.[1]	1,250	8,375
First American Financial Corp.	3,950	144,688
First Community Bancshares, Inc.	700	21,098
First Financial Bancorp	2,050	58,322
First Financial Corp.	850	44,880
First Interstate BancSystem, Inc., Class A	1,840	78,292
Fulton Financial Corp.	5,560	104,528
Genworth Financial, Inc., Class A*	17,252	65,730
Hancock Holding Co.	3,680	158,608
Hilltop Holdings, Inc.	6,060	180,588
Impac Mortgage Holdings, Inc.*	850	11,917
Independent Bank Corp./MA	1,430	100,744
Independent Bank Corp./MI	2,620	56,854
INTL. FCStone, Inc.*	2,690	106,524
Lakeland Financial Corp.	1,160	54,938
Macatawa Bank Corp.	1,950	20,300
Marlin Business Services Corp.	640	13,376

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—36.1% (continued)
MBT Financial Corp.	960	$10,896
Meta Financial Group, Inc.	1,510	155,379
MGIC Investment Corp.*	8,370	85,290
MTGE Investment Corp.	3,310	51,967
New Residential Investment Corp.	3,085	48,496
Old Second Bancorp, Inc.	1,640	18,122
Owens Realty Mortgage, Inc.	670	12,408
PennyMac Financial Services, Inc., Class A*	4,020	66,933
PennyMac Mortgage Investment Trust	2,860	46,818
Piper Jaffray Cos.*	2,120	153,700
Preferred Bank	2,040	106,937
Primerica, Inc.	1,660	114,789
PrivateBancorp, Inc.	1,080	58,525
Radian Group, Inc.	5,710	102,666
Regional Management Corp.*	2,090	54,925
S&T Bancorp, Inc.	1,420	55,437
Safety Insurance Group, Inc.	180	13,266
Sandy Spring Bancorp, Inc.	1,550	61,984
State Bank Financial Corp.	2,620	70,373
Stock Yards Bancorp, Inc.	800	37,560
Texas Capital Bancshares, Inc.*	1,180	92,512
Third Point Reinsurance, Ltd.*	1,610	18,596
UMB Financial Corp.	3,190	246,013
Union Bankshares Corp.	1,890	67,549
Universal Insurance Holdings, Inc.	6,990	198,516
Walker & Dunlop, Inc.*	4,040	126,048
Wintrust Financial Corp.	2,050	148,768
Total Financials		4,647,569
Health Care—4.9%
Agenus, Inc.*,1	7,260	29,911
Aratana Therapeutics, Inc.*,1	950	6,821
ARIAD Pharmaceuticals, Inc.*,1	4,110	51,128
Array BioPharma, Inc.*,1	13,240	116,380
Exelixis, Inc.*,1	3,070	45,774
Halyard Health, Inc.*	3,820	141,264
ICU Medical, Inc.*	230	33,890
Immunomedics, Inc.*	3,290	12,074
Innoviva, Inc.*,1	2,020	21,614
Magellan Health, Inc.*	2,040	153,510
Owens & Minor, Inc.	340	11,999
Triple-S Management Corp., Class B*	230	4,761
Total Health Care		629,126

	Shares	Value
Industrials—16.0%
AAR Corp.	1,380	$45,609
ABM Industries, Inc.	2,615	106,797
Acacia Research Corp.*	4,970	32,305
ACCO Brands Corp.*	9,820	128,151
Applied Industrial Technologies, Inc.	810	48,114
ArcBest Corp.	10	276
Astec Industries, Inc.	1,460	98,492
Bel Fuse, Inc., Class B	1,170	36,153
BLUE BIRD Corp.*	3,000	46,350
Chart Industries, Inc.*	1,780	64,116
Costamare, Inc.	8,960	50,176
Deluxe Corp.	750	53,707
DigitalGlobe, Inc.*	3,800	108,870
Ducommun, Inc.*	1,410	36,040
EMCOR Group, Inc.	2,010	142,228
EnerSys	500	39,050
GATX Corp.[1]	1,640	100,991
Gibraltar Industries, Inc.*	1,990	82,884
The Greenbrier Cos., Inc.[1]	500	20,775
Kelly Services, Inc., Class A	500	11,460
Kennametal, Inc.	1,910	59,707
MasTec, Inc.*	1,000	38,250
MRC Global, Inc.*	2,420	49,029
Navigant Consulting, Inc.*	630	16,493
Quad/Graphics, Inc.	3,050	81,984
SkyWest, Inc.	3,950	143,978
Tetra Tech, Inc.	1,030	44,444
Tutor Perini Corp.*	1,310	36,680
Universal Forest Products, Inc.	295	30,143
Vectrus, Inc.*	810	19,318
Wabash National Corp.	8,580	135,736
West Corp.	1,470	36,397
YRC Worldwide, Inc.*	8,180	108,630
Total Industrials		2,053,333
Information Technology—10.9%
Advanced Energy Industries, Inc.*	910	49,822
Advanced Micro Devices, Inc.*	10,360	117,482
Alpha & Omega Semiconductor, Ltd.*	440	9,359
Amkor Technology, Inc.*	2,150	22,682
Black Box Corp.	1,480	22,570
Care.com, Inc.*	1,660	14,226
ChannelAdvisor Corp.*	2,800	40,180

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—10.9% (continued)
Comtech Telecommunications Corp.	10	$118
Convergys Corp.	1,110	27,262
ePlus, Inc.*	790	91,008
Finisar Corp.*	4,160	125,923
Insight Enterprises, Inc.*	2,290	92,608
Intersil Corp., Class A	1,870	41,701
InvenSense, Inc.*	1,280	16,371
Liquidity Services, Inc.*	3,220	31,395
ManTech International Corp., Class A	630	26,618
Mentor Graphics Corp.	1,380	50,908
MicroStrategy, Inc., Class A*	370	73,038
MKS Instruments, Inc.	620	36,828
NETGEAR, Inc.*	560	30,436
Plexus Corp.*	1,400	75,656
Progress Software Corp.	370	11,814
RetailMeNot, Inc.*	2,180	20,274
Sanmina Corp.*	1,470	53,876
Super Micro Computer, Inc.*	1,330	37,306
SYNNEX Corp.	390	47,198
Tech Data Corp.*	430	36,412
TTM Technologies, Inc.*	10,640	145,023
Vishay Intertechnology, Inc.	2,980	48,276
Zedge, Inc., Class B*	1	3
Total Information Technology		1,396,373
Materials—5.3%
AK Steel Holding Corp.*,1	13,140	134,159
The Chemours Co.	4,930	108,904
Cliffs Natural Resources, Inc.*,1	1,570	13,204
Commercial Metals Co.	660	14,375
Greif, Inc., Class A	2,170	111,343
Koppers Holdings, Inc.*	200	8,060
Kronos Worldwide, Inc.	2,800	33,432
Olympic Steel, Inc.	1,430	34,649
Rayonier Advanced Materials, Inc.	1,200	18,552
Ryerson Holding Corp.*,1	3,650	48,728
Schnitzer Steel Industries, Inc., Class A	600	15,420

	Shares	Value
Schweitzer-Mauduit International, Inc.	220	$10,017
Stepan Co.	585	47,666
SunCoke Energy, Inc.*	7,610	86,297
Total Materials		684,806
Real Estate—9.3%
CBL & Associates Properties, Inc.	5,380	61,870
DCT Industrial Trust, Inc.	2,070	99,112
Four Corners Property Trust, Inc.	4,650	95,418
Highwoods Properties, Inc.	2,560	130,586
Hudson Pacific Properties, Inc.	5,750	199,985
Lexington Realty Trust	20,660	223,137
Mack-Cali Realty Corp.	1,820	52,816
National Storage Affiliates Trust	3,900	86,073
PS Business Parks, Inc.	265	30,878
RE/MAX Holdings, Inc., Class A	1,130	63,280
Summit Hotel Properties, Inc.	5,690	91,211
Tier REIT, Inc.	1,480	25,737
Washington Real Estate Investment Trust	1,200	39,228
Total Real Estate		1,199,331
Telecommunication Services—0.6%
IDT Corp., Class B	4,440	82,318
Utilities—6.8%
ALLETE, Inc.	220	14,122
Avista Corp.	760	30,392
Chesapeake Utilities Corp.	940	62,933
Connecticut Water Service, Inc.	1,030	57,525
IDACORP, Inc.	1,130	91,022
Middlesex Water Co.	710	30,487
Northwest Natural Gas Co.	1,480	88,504
ONE Gas, Inc.	200	12,792
Ormat Technologies, Inc.	2,380	127,616
Otter Tail Corp.	1,910	77,928
SJW Group	2,440	136,591
WGL Holdings, Inc.	1,950	148,746
Total Utilities		878,658
Total Common Stocks (cost $11,659,344)		13,754,186

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—5.1%
Repurchase Agreements—4.3%[2]
HSBC Securities USA, Inc., dated 12/30/16, due 01/03/17, 0.450% total to be received $557,608 (collateralized by various U.S. Government Agency Obligations, 0.875% - 3.000%, 05/15/17 - 05/15/46, totaling $568,732)	$557,580	$557,580

	Shares	Value
Other Investment Companies—0.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	104,513	$104,513
Total Short-Term Investments (cost $662,093)		662,093
Total Investments—112.0% (cost $12,321,437)		14,416,279
Other Assets, less Liabilities—(12.0)%		(1,548,214)
Net Assets—100.0%		$12,868,065

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Managers High Yield Fund (Class N)1 (the “Fund”) returned 15.3% for the year ended December 31, 2016, compared with 17.1% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the “Index”).

MARKET ENVIRONMENT

2016 was the strongest year for high yield since 2009. Total returns were down 5.1% (as measured by the BofA Merrill Lynch US High Yield Master II Constrained Index) through February 11. However, as oil bounced and global growth concerns faded, high yield rallied for the remainder of the year and finished emphatically with a 17.5% return. Commodity market volatility continued to impact the broader high-yield market throughout the year, as did the build-up and results of both the Brexit referendum and U.S. general election. The surprising election results in November and resulting pro-growth policy expectations contributed to the most significant rate sell-off since the 2013 “Taper Tantrum.” The post-election, pro-growth narrative continued to drive markets into year-end as credit dramatically outperformed duration. The Federal Open Market Committee raised the federal funds rate target by 25 basis points (bps) and signaled multiple rate hikes in 2017, which also contributed to the continued rate sell-off.

Relative to the five-year U.S. Treasury note, high yield generated nearly 1700 bps of excess return and dramatically outperformed all of the major asset classes for the year: Emerging Markets (BoA Merrill Lynch Emerging Markets Corporate Index), 9.6%; high-grade credit (BoA Merrill Lynch U.S. Corporate Index), 6.0%; U.S. Aggregate (BofA Merrill Lynch US Corporate Government & Mortgage Index), 2.6%; and five-year Treasuries (BofA Merrill Lynch Current US Treasury Index), 0.6%. High yield also outperformed the S&P 500 Index, up 11.96%, after lagging for the past four years. High-yield spreads tightened dramatically, (274) bps for the 12-month period, closing at 421 bps. For the same period, yields dropped from 8.76% at December 31, 2015, to 6.13% at December 31, 2016.

Beta significantly outperformed on the year, with CCCs returning 37.7%; Bs, 16.7%; and BBs, 13.4%. All sectors posted positive returns in 2016 with steel 48.3%, metals and mining 43.8% and energy 38.4% as the best-performing sectors and health care 4.1%, banks 4.3% and hotels 5.6% as the worst-performing sectors. Periods of volatility resulted in performance dispersion among sectors on the year. Big and liquid names (as measured by the Bloomberg Barclays Very Liquid Index) underperformed slightly for the year, returning 16.7%, and trailed the broader high-yield market by 84 bps.

High-yield bond new issuance totaled $286 billion for 2016, down a modest 2% from last year’s tally2. Issuers tended to be higher quality overall and refinancing purposes were the dominant use of proceeds, accounting for 58% of the activity in the year 2. Despite periods of volatility, secondary market technicals were generally supportive, with $6.9 billion of inflows reported for U.S. high-yield mutual funds in the year2.

As expected, the trailing 12-month default rate moved higher in 2016 due, in large part, to activity within commodities, which accounted for over 80% of default activity in 20163 .As the commodity backdrop steadily improved, however, overall default volume declined. As of December 31, the trailing 12-month default rate was 3.32%, up from 1.80% one year ago. Excluding energy and metals and mining, the default rate dropped to 0.68%.

PERFORMANCE REVIEW

The Fund underperformed its benchmark during the year. Underweight positioning in both metals and mining and oil field services, coupled with security selection within the transportation services sectors, detracted from performance for the year. Specifically, relative weightings in Softbank Group Corporation (Sprint), Caesars Entertainment, Whiting Petroleum and Denbury Resources hindered annual results. Alternatively, relative contributions from security selection in the telecommunications, independent energy and gaming sectors enhanced performance for the year. The largest contributors came from relative weightings in Valeant Pharmaceuticals, Jack Cooper Enterprises, Aspect Software and Intelsat SA.

Compared to the benchmark at year-end, the Fund was overweight in technology, gaming and health care due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, banking/ financials and oil field services because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at December 31, the Fund’s yield and spread are greater than those of the benchmark, while duration of the Fund is lower.

MARKET OUTLOOK

U.S. growth is likely to improve from trend-like levels due to expectation of tax reform, less regulation and fiscal spending. We expect the majority of high-yield issuers to maintain reasonable fundamentals as earnings growth has turned positive. We believe broader market high-yield spreads are fair-to-slightly-attractive relative to current and expected defaults, and we expect defaults to move lower in 2017 to 2-3%. However, commodity market volatility will likely continue to impact the broader high-yield market performance. We expect episodes of volatility will persist as central bank policies develop, potential challenges to the Euro continue and post-election policy direction evolves. While retail fund flows have been volatile, heightened rate concerns post-election have made high yield a more attractive asset class and a net beneficiary of demand. We would expect credit to be a relative outperformer versus duration if the inflation and growth narrative continues to take hold of the financial markets. New issue supply has been better quality, while refinancing activity continues to be the largest use of proceeds. The quality of the calendar could deteriorate if risk asset demand increases and investor discipline deteriorates due to overly optimistic post-election growth expectations. High-yield spreads have the ability to partially absorb a gradual, modest rise in rates and therefore we see

AMG Managers High Yield Fund

Portfolio Manager’s Comments (continued)

potential for modest spread tightening in either a rising or stable rate environment. We believe our current Fund portfolio positioning and our fundamental research, bottom-up oriented style should allow us to take advantage of market opportunities.

[1]	Prior to October 1, 2016, the Fund’s Class N shares were known as Investor Shares.
[2]	JPMorgan Chase & Co; AMG Data Services
[3]	JPMorgan Chase & Co and Moody’s Investor Services

This commentary reflects the viewpoints of the Fund’s portfolio manager, JP Morgan Asset Management as of December 31, 2016 and is not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the

AMG Managers High Yield Fund’s Class N (formerly Investor Class) shares on December 31, 2006 to a $10,000 investment made in the Bloomberg Barclays U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers High Yield Fund and the Bloomberg Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers High Yield Fund [2,3,4,5,6,7,8,9]
Class N10	15.25%	6.48%	6.06%
Class I10	15.60%	6.74%	6.35%
Bloomberg Barclays U.S. Corporate High Yield Bond Index[11]	17.13%	7.36%	7.45%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	A short term redemption fee of 2% will be charged on shares held for less than 90 days.
[4]	The fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[8]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[9]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[10]	Effective October 1, 2016, the Investor Class and Institutional Class of AMG Managers High Yield Fund were renamed Class N and Class I, respectively.
[11]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for USD-denominated, high yield, fixed-rate corporate bonds having a maximum quality rating of Ba1 (as determined by the middle of the Moody’s, Fitch, and S&P ratings). Unlike the fund, the Bloomberg Barclays U.S. Corporate High Yield Bond Index is unmanaged is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers High Yield Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

AMG Managers
Sector	High Yield Fund*
Industrials	87.0%
Financials	5.1%
Floating Rate Senior Loan Interests	3.3%
Utilities	1.2%
Other Assets and Liabilities	3.4%

*	As a percentage of net assets.

AMG Managers
Rating	High Yield Fund***
Baa	4.4%
Ba	36.7%
B	43.7%
Caa & lower	13.8%
N/R	1.4%

***	As a percentage of market value of preferred and fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Sprint Capital Corp., 8.750%, 03/15/32**	1.6%
Sprint Corp., 7.875%, 09/15/23**	1.6
First Data Corp., 5.750%, 01/15/24**	1.5
Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20**	1.3
DISH DBS Corp., 5.875%, 11/15/24	1.2
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26**	1.1
Tenet Healthcare Corp. 8.125%, 04/01/22	1.1
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20	1.1
Neptune Finco Corp., 10.875%, 10/15/25**	1.0
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21**	1.0

Top Ten as a Group	12.5%

**	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Corporate Bonds and Notes—92.6%
Financials - 5.1%
Aircastle, Ltd., 5.000%, 04/01/23	$70,000	$71,575
Ally Financial, Inc.,
4.250%, 04/15/21	65,000	65,772
4.625%, 05/19/22	80,000	81,100
4.625%, 03/30/25	95,000	93,931
5.750%, 11/20/25	40,000	40,050
Bank of America Corp., Series K, 8.000%, 07/29/49[4,5]	165,000	169,744
Care Capital Properties LP, 5.125%, 08/15/26 (a)	30,000	29,278
Chinos Intermediate Holdings A, Inc., (7.750% Cash or 8.500% PIK), 7.750%, 05/01/19 (a)[6]	65,208	27,061
Citigroup, Inc.,
Series N, 5.800%, 11/29/49[4,5]	5,000	5,050
Series O, 5.875%, 12/29/49[1,4,5]	5,000	5,056
Cogent Communications Finance, Inc., 5.625%, 04/15/21 (a)	90,000	91,125
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	100,000	106,500
Corrections Corp. of America, 4.625%, 05/01/23	110,000	108,900
Dana Financing Luxembourg Sarl, 6.500%, 06/01/26 (a)	20,000	20,950
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
5.450%, 06/15/23 (a)	45,000	47,797
6.020%, 06/15/26 (a)	40,000	43,409
Equinix, Inc.,
5.375%, 01/01/22	15,000	15,825
5.750%, 01/01/25	5,000	5,250
5.875%, 01/15/26	50,000	52,750
ESH Hospitality, Inc., 5.250%, 05/01/25 (a)	20,000	19,950
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.500%, 09/01/26 (a)	25,000	24,125
Newfield Exploration Co., 5.750%, 01/30/22	65,000	68,819
Total Financials		1,194,017
Industrials—86.3%
1011778 BC ULC / New Red Finance, Inc., 6.000%, 04/01/22 (a)	60,000	62,850
21st Century Oncology, Inc., 11.000%, 05/01/23 (a)[4,7]	65,406	44,803
ACCO Brands Corp.,
5.250%, 12/15/24 (a)	20,000	20,188
6.750%, 04/30/20	60,000	63,150
Adient Global Holdings, Ltd., 4.875%, 08/15/26 (a)	35,000	34,388
The ADT Corp., 3.500%, 07/15/22	80,000	76,600
AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24 (a)	10,000	10,119
AECOM,
5.750%, 10/15/22	20,000	21,240

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—86.3% (continued)
5.875%, 10/15/24	$25,000	$26,815
Air Medical Merger Sub Corp., 6.375%, 05/15/23 (a)	70,000	67,550
Alberta Energy Co., Ltd.,
7.375%, 11/01/31	5,000	5,768
8.125%, 09/15/30	10,000	12,067
Alere, Inc.,
6.375%, 07/01/23 (a)	30,000	29,962
6.500%, 06/15/20	20,000	19,800
Allegion PLC, 5.875%, 09/15/23	15,000	15,975
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24 (a)	20,000	20,800
Altice Luxembourg, S.A., 7.750%, 05/15/22 (a)	200,000	214,000
AMC Entertainment Holdings, Inc.,
5.750%, 06/15/25	75,000	77,063
5.875%, 11/15/26 (a)	10,000	10,250
AMC Networks, Inc., 5.000%, 04/01/24	40,000	40,350
American Axle & Manufacturing, Inc.,
6.250%, 03/15/21	25,000	25,875
6.625%, 10/15/22	55,000	56,991
Amkor Technology, Inc.,
6.375%, 10/01/22	85,000	88,931
6.625%, 06/01/21	60,000	61,875
Anixter, Inc., 5.500%, 03/01/23	80,000	83,300
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 09/15/24 (a)	25,000	25,375
Antero Resources Corp.,
5.125%, 12/01/22	35,000	35,525
5.375%, 11/01/21	25,000	25,656
6.000%, 12/01/20	15,000	15,451
Apex Tool Group LLC, 7.000%, 02/01/21 (a)	30,000	27,000
Arconic, Inc., 5.900%, 02/01/27	10,000	10,475
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	145,000	148,262
Ashland, Inc.,
4.750%, 08/15/22 (b)	60,000	62,475
6.875%, 05/15/43	50,000	51,875
Avaya, Inc., 7.000%, 04/01/19 (a)	45,000	39,600
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
5.125%, 06/01/22 (a)[1]	30,000	29,512
5.500%, 04/01/23	60,000	59,175
6.375%, 04/01/24 (a)	40,000	40,150
Belden, Inc., 5.500%, 09/01/22 (a)	85,000	87,975
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (a)	80,000	80,400

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—86.3% (continued)
Boardwalk Pipelines L.P., 5.950%, 06/01/26	$15,000	$16,323
Boise Cascade Co., 5.625%, 09/01/24 (a)	10,000	9,975
Bombardier, Inc., 7.500%, 03/15/25 (a)	105,000	104,267
Boyd Gaming Corp., 6.375%, 04/01/26 (a)	20,000	21,640
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20[8]	122,949	129,096
9.000%, 02/15/20[8]	290,149	301,755
11.250%, 06/01/17[8]	113,152	115,698
Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	20,000	20,600
CBS Radio, Inc., 7.250%, 11/01/24 (a)	15,000	15,788
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.375%, 05/01/25 (a)	30,000	30,975
5.500%, 05/01/26 (a)	25,000	25,562
5.750%, 02/15/26 (a)	255,000	264,562
5.875%, 04/01/24 (a)	90,000	96,300
Central Garden & Pet Co., 6.125%, 11/15/23	45,000	47,700
CenturyLink, Inc., Series W, 6.750%, 12/01/23	105,000	107,756
The Chemours Co.,
6.625%, 05/15/23	50,000	49,750
7.000%, 05/15/25	20,000	19,800
Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25 (a)	30,000	30,722
Chesapeake Energy Corp.,
6.875%, 11/15/20	15,000	15,075
8.000%, 12/15/22 (a)	102,000	110,415
8.000%, 01/15/25 (a)	40,000	40,950
Cinemark USA, Inc., 4.875%, 06/01/23	45,000	45,788
Claire’s Stores, Inc., 9.000%, 03/15/19 (a)	145,000	73,950
Clean Harbors, Inc., 5.125%, 06/01/21	25,000	25,630
Clear Channel Worldwide Holdings, Inc.,
Series A, 6.500%, 11/15/22	85,000	85,425
Series B, 6.500%, 11/15/22	225,000	231,188
Series A, 7.625%, 03/15/20	55,000	53,075
Series B, 7.625%, 03/15/20	115,000	115,359
CNH Industrial Capital LLC, 4.875%, 04/01/21	55,000	57,338
Cogent Communications Group, Inc., 5.375%, 03/01/22 (a)	70,000	72,625
CommScope Technologies Finance LLC, 6.000%, 06/15/25 (a)	85,000	90,525
CommScope, Inc., 5.500%, 06/15/24 (a)	35,000	36,356
Communications Sales & Leasing, Inc. / CSL Capital LLC, 7.125%, 12/15/24 (a)	15,000	15,188
Continental Resources, Inc., 4.500%, 04/15/23	75,000	73,875
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (a)	25,000	24,781

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.,
6.125%, 03/01/22	$10,000	$10,300
6.250%, 04/01/23 (b)	35,000	35,875
CSI Compressco L.P. / Compressco Finance, Inc., 7.250%, 08/15/22	20,000	19,000
Dana Holding Corp.,
5.500%, 12/15/24	35,000	35,875
6.000%, 09/15/23	95,000	99,631
DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	70,000	69,038
Denbury Resources, Inc.,
4.625%, 07/15/23	50,000	40,375
5.500%, 05/01/22	40,000	35,100
DISH DBS Corp.,
5.000%, 03/15/23	150,000	149,625
5.875%, 07/15/22	125,000	131,875
5.875%, 11/15/24	265,000	273,679
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 06/15/21 (a)	155,000	135,238
Encana Corp.,
6.625%, 08/15/37	25,000	27,019
7.200%, 11/01/31	15,000	16,873
Energizer Holdings, Inc., 5.500%, 06/15/25 (a)	65,000	65,325
EnLink Midstream Partners L.P., 4.400%, 04/01/24	45,000	44,780
Entegris, Inc., 6.000%, 04/01/22 (a)	90,000	93,938
EP Energy LLC / Everest Acquisition Finance, Inc.,
7.750%, 09/01/22	40,000	32,600
8.000%, 11/29/24 (a)	15,000	16,196
9.375%, 05/01/20	105,000	97,321
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20	70,000	59,850
First Data Corp.,
5.375%, 08/15/23 (a)	57,000	59,280
5.750%, 01/15/24 (a)	335,000	346,936
7.000%, 12/01/23 (a)	23,000	24,552
Freeport-McMoRan, Inc.,
3.875%, 03/15/23	10,000	9,225
4.550%, 11/14/24	15,000	14,138
Frontier Communications Corp.,
6.875%, 01/15/25	40,000	34,050
10.500%, 09/15/22	5,000	5,275
11.000%, 09/15/25	140,000	145,075
Gardner Denver, Inc., 6.875%, 08/15/21 (a)	40,000	40,000
Gates Global LLC / Gates Global Co., 6.000%, 07/15/22 (a)	40,000	39,320

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
GCI, Inc., 6.750%, 06/01/21	$50,000	$51,500
GCP Applied Technologies, Inc., 9.500%, 02/01/23 (a)	35,000	40,250
General Cable Corp., 5.750%, 10/01/22 (b)	85,000	82,875
The Geo Group, Inc.,
5.875%, 01/15/22	95,000	96,662
6.000%, 04/15/26	25,000	24,688
The Goodyear Tire & Rubber Co.,
5.000%, 05/31/26	10,000	9,979
5.125%, 11/15/23	25,000	25,875
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	80,000	79,600
Gulfport Energy Corp., 6.000%, 10/15/24 (a)	10,000	10,225
H&E Equipment Services, Inc., 7.000%, 09/01/22	90,000	95,175
Halcon Resources Corp., 8.625%, 02/01/20 (a)	20,000	20,900
Hanesbrands, Inc., 4.625%, 05/15/24 (a)	25,000	24,375
HCA, Inc.,
5.250%, 06/15/26	45,000	46,631
5.375%, 02/01/25	230,000	230,862
5.875%, 02/15/26	210,000	216,825
7.500%, 02/15/22	205,000	233,188
HD Supply, Inc., 5.750%, 04/15/24 (a)	55,000	58,201
HealthSouth Corp.,
5.750%, 11/01/24	30,000	30,525
5.750%, 09/15/25	55,000	55,000
Herc Rentals, Inc., 7.750%, 06/01/24 (a)	95,000	100,344
The Hertz Corp.,
5.500%, 10/15/24 (a)	35,000	30,756
6.250%, 10/15/22	100,000	94,250
7.375%, 01/15/21	80,000	80,600
Hexion, Inc.,
6.625%, 04/15/20	145,000	129,050
8.875%, 02/01/18	55,000	55,000
The Hillman Group, Inc., 6.375%, 07/15/22 (a)	80,000	75,600
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	55,000	57,062
Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (a)	10,000	9,750
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24 (a)	10,000	10,438
HRG Group, Inc., 7.750%, 01/15/22	40,000	41,900
Hughes Satellite Systems Corp., 6.625%, 08/01/26 (a)	10,000	10,075
Huntsman International LLC, 5.125%, 11/15/22	95,000	97,375
iHeartCommunications, Inc., 9.000%, 03/01/21	105,000	78,094
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)	40,000	42,438

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
INEOS Group Holdings, S.A., 5.625%, 08/01/24 (a)	$200,000	$199,000
Infinity Acquisition LLC / Infinity Acquisition Finance Corp., 7.250%, 08/01/22 (a)	60,000	50,850
Infor Software Parent LLC / Infor Software Parent, Inc., (7.125% Cash or 7.875% PIK), 7.125%, 05/01/21 (a)[6]	85,000	87,975
Infor US, Inc., 6.500%, 05/15/22	145,000	151,888
Informatica LLC, 7.125%, 07/15/23 (a)	90,000	86,400
Intelsat Jackson Holdings S.A.,
5.500%, 08/01/23	110,000	74,668
7.250%, 04/01/19	40,000	33,800
7.250%, 10/15/20	315,000	245,700
7.500%, 04/01/21	35,000	26,862
International Game Technology PLC, 6.500%, 02/15/25 (a)	200,000	215,500
Interval Acquisition Corp., 5.625%, 04/15/23	65,000	66,625
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc., 7.500%, 10/01/24 (a)	40,000	42,096
inVentiv Health, Inc., 9.000%, 01/15/18 (a)	105,000	105,215
J.C. Penney Corp., Inc., 6.375%, 10/15/36	40,000	33,850
Jack Cooper Holdings Corp., 9.250%, 06/01/20 (b)[7]	120,000	52,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.750%, 11/15/21 (a)	45,000	45,675
James Hardie International Finance, Ltd., 5.875%, 02/15/23 (a)	20,000	20,800
Kindred Healthcare, Inc., 8.750%, 01/15/23	95,000	89,181
Kinetic Concepts, Inc. / KCI USA, Inc.,
7.875%, 02/15/21 (a)	30,000	32,625
9.625%, 10/01/21 (a)	125,000	132,812
KLX, Inc., 5.875%, 12/01/22 (a)	90,000	93,038
Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	49,000	47,652
L Brands, Inc., 6.750%, 07/01/36	45,000	45,788
Level 3 Communications, Inc., 5.750%, 12/01/22	60,000	61,800
Level 3 Financing, Inc., 5.375%, 05/01/25	95,000	97,138
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (a)	10,000	10,050
LSB Industries, Inc., 8.500%, 08/01/19 (b)	96,000	88,800
LTF Merger Sub, Inc., 8.500%, 06/15/23 (a)	70,000	72,800
Magnachip Semiconductor Corp., 6.625%, 07/15/21 (b)	95,000	82,650
Mallinckrodt International Finance, S.A. / Mallinckrodt CB LLC,
5.500%, 04/15/25 (a)	35,000	31,500
5.625%, 10/15/23 (a)	30,000	28,125
5.750%, 08/01/22 (a)	25,000	24,188
MEG Energy Corp.,
6.375%, 01/30/23 (a)	25,000	22,375
7.000%, 03/31/24 (a)	135,000	122,850
MGM Growth Properties Operating Partnership L.P. / MGP Escrow Co-Issuer, Inc., 5.625%, 05/01/24 (a)	10,000	10,500

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
MGM Resorts International,
6.000%, 03/15/23	$95,000	$102,838
7.750%, 03/15/22	180,000	207,450
Micron Technology, Inc.,
5.250%, 01/15/24 (a)	100,000	100,000
7.500%, 09/15/23 (a)	30,000	33,300
Microsemi Corp., 9.125%, 04/15/23 (a)	75,000	87,750
Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23 (a)	70,000	74,900
MPLX L.P.,
4.875%, 06/01/25	95,000	97,838
5.500%, 02/15/23	35,000	36,418
Nabors Industries, Inc., 5.500%, 01/15/23 (a)	10,000	10,438
Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/21 (a)	25,000	18,688
Neiman Marcus Group, Ltd. LLC (8.750% Cash or 9.500% PIK), 8.750%, 10/15/21 (a)[1,6]	80,000	57,000
Neptune Finco Corp., 10.875%, 10/15/25 (a)	200,000	238,500
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22 (a)	65,000	66,462
Noranda Aluminum Acquisition Corp., 11.000%, 06/01/19[8]	35,000	2
Novelis Corp.,
5.875%, 09/30/26 (a)	20,000	20,250
6.250%, 08/15/24 (a)	20,000	21,250
Oasis Petroleum, Inc.,
6.500%, 11/01/21	60,000	61,425
6.875%, 03/15/22	40,000	41,200
6.875%, 01/15/23	25,000	25,750
Omega US Sub LLC, 8.750%, 07/15/23 (a)	75,000	78,750
Oshkosh Corp., 5.375%, 03/01/25	20,000	20,500
Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24 (a)	5,000	5,286
Post Holdings, Inc., 7.750%, 03/15/24 (a)	100,000	111,500
Quebecor Media, Inc., 5.750%, 01/15/23	170,000	177,012
Quebecor World, Escrow, 6.500%, 08/01/27*,7	165,000	16
Qwest Capital Funding, Inc., 7.750%, 02/15/31	65,000	59,475
Radio Systems Corp., 8.375%, 11/01/19 (a)	105,000	109,528
Regal Entertainment Group,
5.750%, 03/15/22	20,000	21,000
5.750%, 06/15/23	40,000	41,038
Regency Energy Partners, L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	45,000	46,688
Reichhold Holdings International B.V. PIK,
12.000%, 03/31/18[7]	87,678	87,678
15.000%, 03/31/18[7]	56,456	56,456
Reichhold LLC, 12.000%, 03/31/18[7]	35,000	35,000

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.750%, 10/15/20	$95,000	$98,088
7.000%, 07/15/24 (a)	20,000	21,300
Rite Aid Corp., 6.125%, 04/01/23 (a)	80,000	86,300
Riverbed Technology, Inc., 8.875%, 03/01/23 (a)	75,000	79,500
RSI Home Products, Inc., 6.500%, 03/15/23 (a)	105,000	110,250
RSP Permian, Inc.,
5.250%, 01/15/25 (a)	15,000	15,112
6.625%, 10/01/22	15,000	15,938
Sabine Pass Liquefaction LLC,
5.625%, 04/15/23 (b)	100,000	106,750
5.750%, 05/15/24	100,000	107,750
Sabre GLBL, Inc.,
5.250%, 11/15/23 (a)	35,000	36,115
5.375%, 04/15/23 (a)	45,000	46,125
Sanchez Energy Corp., 6.125%, 01/15/23	35,000	33,425
SBA Communications Corp., 4.875%, 09/01/24 (a)	50,000	49,500
The Scotts Miracle-Gro Co.,
5.250%, 12/15/26 (a)	15,000	15,038
6.000%, 10/15/23 (a)	50,000	53,125
Sensata Technologies BV, 4.875%, 10/15/23 (a)	115,000	118,019
Service Corp. International, 7.500%, 04/01/27	115,000	133,975
Sinclair Television Group, Inc.,
5.125%, 02/15/27 (a)	15,000	14,325
6.125%, 10/01/22	105,000	109,988
Sirius XM Radio, Inc.,
5.375%, 04/15/25 (a)	130,000	129,675
6.000%, 07/15/24 (a)	80,000	83,800
Six Flags Entertainment Corp., 4.875%, 07/31/24 (a)	20,000	19,800
SM Energy Co.,
5.625%, 06/01/25	30,000	29,100
6.125%, 11/15/22	10,000	10,175
6.500%, 01/01/23	10,000	10,212
Southwestern Energy Co.,
4.100%, 03/15/22	5,000	4,749
6.700%, 01/23/25 (b)	30,000	30,825
Sprint Capital Corp.,
6.875%, 11/15/28	15,000	14,850
8.750%, 03/15/32	340,000	374,850

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Sprint Corp.,
7.625%, 02/15/25	$100,000	$105,375
7.875%, 09/15/23	340,000	363,800
SPX FLOW, Inc.,
5.625%, 08/15/24 (a)	15,000	15,150
5.875%, 08/15/26 (a)	20,000	20,050
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
5.125%, 02/01/25 (a)	15,000	14,944
6.750%, 03/15/24	55,000	59,262
TEGNA, Inc.,
4.875%, 09/15/21 (a)	15,000	15,300
5.500%, 09/15/24 (a)	45,000	45,619
Tempur Sealy International, Inc., 5.625%, 10/15/23	90,000	93,375
Tenet Healthcare Corp.,
6.750%, 06/15/23	180,000	159,300
7.500%, 01/01/22 (a)	10,000	10,450
8.125%, 04/01/22	270,000	256,095
Tenneco, Inc., 5.000%, 07/15/26	5,000	4,919
Terex Corp., 6.000%, 05/15/21	135,000	138,544
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.,
5.250%, 01/15/25	20,000	20,500
5.875%, 10/01/20	58,000	59,885
6.125%, 10/15/21	25,000	26,312
6.250%, 10/15/22	20,000	21,300
6.375%, 05/01/24	20,000	21,500
Time, Inc., 5.750%, 04/15/22 (a)	80,000	83,200
T-Mobile USA, Inc.,
6.500%, 01/15/26	65,000	70,444
6.731%, 04/28/22	175,000	183,312
TransDigm, Inc., 6.500%, 05/15/25	80,000	84,100
Triumph Group, Inc., 4.875%, 04/01/21	80,000	75,440
UCI International LLC, 8.625%, 02/15/19[7,8]	115,000	24,150
United Rentals North America, Inc.,
5.500%, 05/15/27	30,000	29,812
5.750%, 11/15/24	65,000	68,575
5.875%, 09/15/26	75,000	77,531
United States Cellular Corp., 6.700%, 12/15/33	65,000	64,675
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/23 (a)	210,000	159,600

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—86.3% (continued)
6.125%, 04/15/25 (a)	$60,000	$45,300
7.250%, 07/15/22 (a)	130,000	106,925
7.500%, 07/15/21 (a)	280,000	238,350
Valvoline, Inc., 5.500%, 07/15/24 (a)	5,000	5,188
Versum Materials, Inc., 5.500%, 09/30/24 (a)	20,000	20,500
Vista Outdoor, Inc., 5.875%, 10/01/23	85,000	89,410
Western Digital Corp.,
7.375%, 04/01/23 (a)	65,000	71,662
10.500%, 04/01/24 (a)	120,000	142,200
Whiting Petroleum Corp.,
5.750%, 03/15/21	40,000	40,034
6.250%, 04/01/23	90,000	90,450
Williams Partners, L.P. / ACMP Finance Corp., 6.125%, 07/15/22	60,000	61,887
Windstream Services LLC,
6.375%, 08/01/23	30,000	26,925
7.500%, 06/01/22	90,000	88,650
7.500%, 04/01/23	15,000	14,512
7.750%, 10/01/21	140,000	144,620
WMG Acquisition Corp.,
4.875%, 11/01/24 (a)	10,000	10,000
5.625%, 04/15/22 (a)	18,000	18,698
WPX Energy, Inc.,
5.250%, 09/15/24	10,000	9,750
6.000%, 01/15/22	15,000	15,450
8.250%, 08/01/23	50,000	56,125
WR Grace & Co., 5.625%, 10/01/24 (a)	10,000	10,538
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (a)	150,000	149,175
XPO Logistics, Inc.,
6.125%, 09/01/23 (a)	15,000	15,731
6.500%, 06/15/22 (a)	80,000	84,300
Zayo Group LLC / Zayo Capital, Inc.,
6.000%, 04/01/23	50,000	52,250
6.375%, 05/15/25	60,000	62,925
Zebra Technologies Corp., 7.250%, 10/15/22	120,000	131,100
Total Industrials		19,977,355
Utilities—1.2%
AES Corp, 6.000%, 05/15/26	15,000	15,300
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/25	30,000	30,412
Dynegy, Inc.,
7.375%, 11/01/22	90,000	86,400

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Utilities—1.2% (continued)
7.625%, 11/01/24[1]	$45,000	$41,738
8.000%, 01/15/25 (a)	25,000	23,562
NRG Energy, Inc.,
6.250%, 07/15/22	40,000	40,300
6.625%, 01/15/27 (a)	35,000	33,250
7.875%, 05/15/21	4,000	4,190
Total Utilities		275,152
Total Corporate Bonds and Notes (cost $21,575,580)		21,446,524
Floating Rate Senior Loan Interests—3.3%[9]
21st Century Oncology Holdings, Inc., 1st Lien Senior Secured Term Loan B, 7.125%, 04/30/22 (03/31/17)[7]	98,500	91,112
Clear Channel Communications, Inc., Term Loan D, 7.520%, 01/30/19 (01/30/17)	34,927	28,495
Evergreen Skills LUX S.A R.L., Initial Term Loan (First Lien), 5.837%, 04/28/21 (01/31/17)	97,750	89,624
Evergreen Skills LUX S.A R.L., Initial Term Loan (Second Lien), 9.337%, 04/28/22 (01/31/17)	50,000	37,697
Gardner Denver, Inc., Initial Dollar Term Loan,
4.250%, 07/30/20 (01/31/17)	1,978	1,960
4.568%, 07/30/20 (03/31/17)	58,022	57,515
The Hillman Group, Inc., Initial Term Loan, 4.500%, 06/30/21 (03/31/17)	97,500	98,089
Neiman Marcus Group, Inc., Other Term Loan, 4.250%, 10/25/20 (01/06/17)	101,016	88,389
Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan, 4.750%, 06/30/21 (03/31/17)	97,500	97,027
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19 (01/31/17)	96,632	93,250
Wilton Brands LLC (FKA Wilton Brands, Inc.), 8.500%, 08/30/18 (02/28/17)	95,102	90,506
Total Floating Rate Senior Loan Interests (cost $823,652)		773,664

	Shares
Common Stocks—0.7%
Industrials—0.7%
Halcon Resources Corp.*	5,513	51,494
Quad/Graphics, Inc.	1	26
Reichhold Cayman Equity*,7	148	97,532
Total Industrials		149,052
Total Common Stocks (cost $116,262)		149,052
Warrants—0.0%
Industrials—0.0%
Jack Cooper Enterprises, 03/26/27*,7
(cost $1,203)	176	—

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—2.8%
Repurchase Agreements—0.4%[2]
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $77,194 (collateralized by various U.S. Government Agency Obligations, 0.000%—6.500%, 03/02/17—02/01/49, totaling $78,734)	$77,190	$77,190

	Shares
Other Investment Companies—2.4%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	558,938	558,938
Total Short-Term Investments (cost $636,128)		636,128
Total Investments—99.4% (cost $23,152,825)		23,005,368
Other Assets, less Liabilities—0.6%		146,823
Net Assets—100.0%		$23,152,191

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2016, the AMG Managers Amundi Intermediate Government Fund1 Class S2 (the “Fund”) returned 1.4%, while the Citigroup Mortgage Index returned 1.6%.

2016 included a number of notable events. Expectations for a U.S. Federal Reserve (the “Fed”) rate hike early in the year proved to be premature, as market pricing of inflation decreased by the end of the first quarter. The surprising vote for “Brexit” highlighted the transition of uncertainty towards the political realm. This theme of political uncertainty persisted into November, as the Republican party won the U.S. presidential election, along with the majority of the House and Senate, leading market participants to shift their focus from the Fed and monetary policy to the fiscal policy of the new administration. By the end of the year, markets generally reacted positively, with increases in growth expectations.

Agency mortgage-backed securities (“MBS”) experienced a difficult environment to begin the first quarter, as intermediate-term Treasuries rallied. The FNMA par coupon had a difficult time keeping up with the move in Treasury rates, but was still 45 basis points lower during the quarter. Interest-rate volatility increased as pressure in credit sectors created fluctuations in the pricing of Treasury securities. Agency MBS spreads widened to the swap curve in the first part of the quarter, but tightened during March, to end the quarter slightly wider than where they started.

Agency MBS did well for much of the second quarter, but had some trouble keeping pace with Treasury securities in late June. Agency MBS weathered the immediate aftermath of Brexit relatively well. Initially, we saw spreads widen in light of the yield drop, but the market remained orderly and trading volumes were heavy. The drop in rates elevated prepayment risks, which led us to focus on securities with attractive collateral characteristics that would exhibit lower prepayment rates.

September was a solid month for Agency MBS, as interest rates stabilized well above the lows observed earlier in the third quarter. Higher coupon MBS led the way, but the support of the Fed repurchase activity drove solid performance in production coupons as well. The ease in interest rates during the quarter comforted investors that prepayment rates would remain relatively constrained, which ushered certain buyers back into the market. While prepayment rates increased after the bond rally in the summer, prepayment levels remained well below the levels seen at the peaks in 2012/2013, despite similar mortgage rates, due to the fact that most borrowers who were inclined to refinance had already done so.

Agency MBS continued to struggle through the early part of December, but a bond rally near the end of the year helped to calm duration extension fears. The post-election move in rates was significant, but largely just offset the Brexit rally that occurred earlier in the year. Overall, the asset class performed reasonably well, given the large rate moves during the year.

The Fund slightly underperformed the benchmark for the year. The Fund’s position in Agency FRMs (Fixed-Rate MBS) contributed modestly to performance. Specifically, the Fund remained underweight in lower coupon MBS and generally overweight in middle to higher coupon MBS relative to the benchmark. The Fund also maintained a slight underweight to GNMA MBS versus the benchmark over the same time period. Despite this, the Fund still modestly underperformed its benchmark for the year on a net of fees basis.

During 2016, 30-year Agency FRMs continued to account for the majority of the Fund’s exposure, at 95% of capital. We almost doubled exposure to 15-year Agency FRMs to 7% by year-end, and significantly reduced CMBS exposure from over 5% to less than 2%. Additionally, we increased Consumer ABS exposure modestly to 7%, while maintaining ~1.5% of the Fund’s exposure within Agency CMOs.

LOOKING FORWARD

We enter 2017 with a neutral view on MBS. Spreads seem reasonable relative to historical levels, but the outlook is more opaque than it was a year ago. Our primary concern is a potential shift in Fed policy, which could be a result of the Federal Open Market Committee (“FOMC”) reacting to more aggressive fiscal policy or from a likely more hawkish composition as the new administration makes appointments. At this time, two empty Board of Governor’s seats need to be filled. This composition shift, in conjunction with recent market expectations of a higher-growth and higher-inflationary environment, may result in the Fed removing monetary accommodations at a rate faster than previously expected.

We believe the higher level of short-term rates likely in such a scenario is not necessarily a negative for agency MBS. The more immediate impact would come from an adjustment in the size of the Fed’s balance sheet. The Fed owns $2.4 trillion Treasury bonds and $1.74 trillion Agency MBS, which it has maintained at a stable level since October 2014 by reinvesting pay-downs in both markets. The Fed has stated it will continue the current reinvestment policy until sometime after short-rates have “normalized.” An earlier normalization of rates would likely also result in an earlier adjustment to the reinvestment policy. However, a number of factors might mitigate this risk of additional supply, including:

•	A gradual decrease in investment activity beginning in 2018 or later

•	The market’s recent ability to absorb substantial supply in an orderly manner

•	The potential for a simultaneous tapering of Treasuries and MBS, which would mitigate the impact on MBS spreads

We believe fundamentals for MBS are more positive. With rates well off the lows from earlier in the year, prepayment rates should drop sharply in the coming months, fully reversing the move from earlier in 2016. Additionally, the premia for pools with more attractive collateral characteristics have decreased, and specified pools may offer protection against wider generic mortgage spreads. We view this as an opportunity to buy cheap convexity, which should benefit from any uptick in volatility.

All this considered, we expect to see MBS spreads widen marginally over the course of 2017. However, the additional carry offered by MBS should more than offset the effect of wider spreads. With that, we would expect to see modest outperformance of MBS relative to similar-duration

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (continued)

Treasuries. Additional volatility should provide a good environment for active management to capitalize on market mispricing.

[1]	Prior to October 1, 2016, the Fund was known as AMG Managers Intermediate Duration Government Fund.
[2]	Effective October 1, 2016, the shares of the Fund were reclassified and redesignated as Class S shares.

This commentary reflects the viewpoints of the portfolio manager, Amundi Smith Breeden LLC as of December 31, 2016, and is not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Intermediate Government Fund’s (formerly AMG Managers Intermediate Duration Government Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Amundi Intermediate Government Fund’s Class S on December 31, 2006 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Amundi Intermediate Government Fund, Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time periods ended December 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Amundi Intermediate Government Fund [2,3,4,5,6,7]
Class S8	1.42%	2.18%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index[9]	2.65%	2.23%	4.34%
Citigroup Mortgage Index[10]	1.59%	2.04%	4.30%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset- backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective October 1, 2016, the shares of the AMG Managers Amundi Intermediate Government Fund were reclassified and redesignated as Class S shares.
[9]	The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.
[10]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Amundi Intermediate Government Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Category	AMG Managers Amundi Intermediate Government Fund*
U.S. Government and Agency Obligations	118.8%
Asset-Backed Securities	6.7%
Mortgage-Backed Securities	2.4%
TBA Forward Sale Commitments	(10.8)%
Other Assets and Liabilities	(17.1)%

*	As a percentage of net assets.

Rating	AMG Managers Amundi Intermediate Government Fund***
U.S. Government and Agency Obligations	92.9%
Aaa	6.8%
Aa	0.0%#
Baa	0.1%
Ba & lower	0.2%

***	As a percentage of market value of fixed-income securities.
#	Less than 0.05%.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 3.500%, TBA 30 Years	9.7%
FHLMC Gold Pool, 4.000%, TBA 30 Years	9.6
FNMA, 3.000%, TBA 30 Years	6.4
FHLMC Gold Pool, 3.500%, TBA 30 Years	6.0
FNMA, 4.000%, TBA 30 Years	4.7
FNMA, 4.500%, TBA 30 Years	4.6
FNMA, 3.000%, TBA 30 Years	4.5
FNMA, 2.500%, TBA 30 Years	3.3
FNMA, 4.000%, 09/01/55	1.8
Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%,
06/12/32**	1.8

Top Ten as a Group	52.4%

**	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Asset-Backed Securities—6.7%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.736%, 06/17/31 (01/17/17) (a)[9,10]	$1,135,483	$1,131,456
Colony American Homes,
Series 2014-1A, Class A, 2.136%, 05/17/31 (01/17/17) (a)[9]	1,527,051	1,525,701
Series 2014-2A, Class A, 1.705%, 07/17/31 (01/17/17) (a)[9]	1,775,804	1,761,214
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.886%, 12/17/30 (01/17/17) (a)[9,10]	1,953,270	1,953,296
Series 2014-SFR1, Class A, 1.736%, 06/17/31 (01/17/17) (a)[9]	97,092	96,740
Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32 (a)[10]	2,970,740	2,943,564
SWAY Residential Trust, Series 2014-1, Class A, 2.036%, 01/17/32 (01/17/17) (a)[9]	1,653,284	1,654,356
Total Asset-Backed Securities (cost $11,055,003)		11,066,327
Mortgage-Backed Securities—2.4%
American Home Mortgage Assets Trust, Series 2005-1, Class 1A1, 3.416%, 11/25/35 (02/25/17)[9]	59,786	51,001
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 3.293%, 04/25/44 (02/25/17)[9]	99,993	92,954
Series 2005-1, Class 5A1, 3.278%, 06/25/45 (02/25/17)[9]	18,331	18,200
Banc of America Funding Trust, Series 2004-B, Class 1A2, 2.981%, 12/20/34[4]	65,282	60,308
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.711%, 06/11/40[4,10]	1,426,332	1,427,790
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 1.106%, 03/25/35 (01/25/17) (a)[7,9]	152,727	135,040
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.530%, 05/25/34 (02/25/17)[9]	29,422	28,243
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.880%, 11/19/34[4]	56,817	52,302
Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.643%, 06/11/42[4]	1,738,798	1,758,483
Reperforming Loan REMIC Trust, Series 2004-R2, Class 1AF1, 1.176%, 11/25/34 (01/25/17) (a)[7,9]	87,363	75,735
Structured Asset Securities Corp., Series 2005-RF1, Class A, 1.106%, 03/25/35 (01/25/17) (a)[7,9]	179,130	150,200
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	134,768	139,358
Total Mortgage-Backed Securities (cost $4,179,187)		3,989,614
U.S. Government and Agency Obligations—118.8%
Federal Home Loan Mortgage Corporation—29.2%
FHLMC, 2.802%, 11/01/33 (3/15/17)[9,10]	592,162	628,781
FHLMC Gold Pool,
3.000%, 06/01/45	1,628,054	1,621,698
3.500%, 04/01/32 to 05/01/43[10]	6,495,423	6,702,262
3.500%, TBA 30 years[11,12]	9,700,000	9,932,246
4.000%, 09/01/31 to 07/01/44[10]	4,909,794	5,179,555
4.000%, TBA 30 years[11,12]	15,200,000	15,946,046
4.500%, 02/01/20 to 09/01/41[10]	2,002,390	2,148,281
5.000%, 05/01/18 to 06/01/41[10]	2,649,260	2,888,319
5.500%, 11/01/17 to 01/01/39[10]	2,163,346	2,403,150
6.000%, 09/01/17 to 01/01/24	246,685	263,451
7.000%, 07/01/19	59,187	61,336

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—29.2% (continued)
FHLMC Gold Pool,
7.500%, 07/01/34[10]	$688,246	$817,613
Total Federal Home Loan Mortgage Corporation		48,592,738
Federal National Mortgage Association—63.1%
FNMA,
2.500%, 02/01/43	722,349	690,942
2.500%, TBA 30 years[11,12]	5,400,000	5,408,543
2.694%, 06/01/34 (2/25/17)[9,10]	512,445	530,451
2.842%, 08/01/34 (2/25/17)[9]	231,663	245,556
3.000%, 04/01/45	179,500	179,171
3.000%, TBA 30 years[11,12]	10,700,000	10,613,436
3.000%, TBA 30 years[11,12]	7,500,000	7,450,604
3.500%, 05/01/42 to 11/01/46[10]	14,322,655	14,731,653
3.500%, TBA 30 years[11,12]	15,810,000	16,204,015
3.500%, TBA 30 years[11,12]	1,400,000	1,432,730
4.000%, 01/01/26 to 09/01/55[10]	13,607,995	14,364,530
4.000%, TBA 30 years[11,12]	2,600,000	2,733,402
4.000%, TBA 30 years[11,12]	7,500,000	7,874,268
4.500%, 11/01/26 to 06/01/46[10]	5,899,814	6,362,987
4.500%, TBA 30 years[11,12]	7,200,000	7,735,359
4.750%, 07/01/34 to 09/01/34	235,948	257,044
5.000%, 06/01/18 to 08/01/40	2,446,417	2,704,640
5.500%, 03/01/17 to 08/01/41[10]	2,742,954	3,063,844
6.000%, 08/01/17 to 06/01/39[10]	1,093,443	1,204,911
6.500%, 07/01/32	61,686	63,041
7.000%, 11/01/22[10]	302,872	324,860
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[10]	428,108	465,864
Series 2005-13, Class AF, 1.156%, 03/25/35 (1/25/17)[9,10]	253,762	253,290
FNMA REMICS Whole Loan, Series 2003-W4, Class 4A, 6.790%, 10/25/42[4]	59,344	68,262
Total Federal National Mortgage Association		104,963,403
Government National Mortgage Association—25.4%
GNMA,
3.000%, 11/15/42 to 06/20/45	3,744,210	3,797,393
3.000%, TBA 30 years[11,12]	2,000,000	2,025,039
3.500%, 08/15/43 to 11/20/45[10]	9,125,546	9,539,876
4.000%, 06/20/43 to 12/20/46[10]	11,836,642	12,716,893
4.000%, TBA 30 years[11,12]	1,300,000	1,380,234
4.000%, TBA 30 years[11,12]	700,000	743,381

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association—25.4% (continued)
GNMA,
4.500%, 05/15/39 to 02/15/46[10]	$5,368,496	$5,847,085
5.000%, 12/15/35 to 12/15/45[10]	4,565,691	5,050,466
5.500%, 10/15/39 to 11/15/39[10]	1,050,449	1,185,725
7.500%, 09/15/28 to 11/15/31	20,580	21,374
Total Government National Mortgage Association		42,307,466
Interest Only Strips—1.1%
FHLMC, Series 212, Class IO, 6.000%, 05/01/31[7]	1,082	235
FHLMC REMICS,
Series 2380, Class SI, 7.196%, 06/15/31 (1/15/17)[7,9]	9,494	2,111
Series 2922, Class SE, 6.046%, 02/15/35 (1/15/17)[9]	94,260	18,630
Series 2934, Class HI, 5.000%, 02/15/20	28,173	1,490
Series 2934, Class KI, 5.000%, 02/15/20	19,403	949
Series 2965, Class SA, 5.346%, 05/15/32 (1/15/17)[9]	181,250	26,277
Series 2967, Class JI, 5.000%, 04/15/20	53,826	2,951
Series 2980, Class SL, 5.996%, 11/15/34 (1/15/17)[9]	128,317	31,258
Series 3065, Class DI, 5.916%, 04/15/35 (1/15/17)[9]	243,652	46,045
Series 3308, Class S, 6.496%, 03/15/32 (1/15/17)[9]	176,998	35,321
Series 3424, Class XI, 5.866%, 05/15/36 (1/15/17)[9]	209,021	37,304
Series 3489, Class SD, 7.096%, 06/15/32 (1/15/17)[9]	102,338	21,391
Series 3685, Class EI, 5.000%, 03/15/19	84,513	1,827
Series 3731, Class IO, 5.000%, 07/15/19	43,021	1,003
Series 3882, Class AI, 5.000%, 06/15/26	97,690	4,252
Series 4395, Class TI, 4.000%, 05/15/26	651,305	68,321
FNMA,
Series 222, Class 2, 7.000%, 06/25/23[7]	5,511	919
Series 343, Class 21, 4.000%, 09/25/18[7]	28,901	980
Series 343, Class 22, 4.000%, 11/25/18[7]	15,795	538
Series 351, Class 3, 5.000%, 04/25/34	57,417	10,121
Series 351, Class 4, 5.000%, 04/25/34	33,374	6,050
Series 351, Class 5, 5.000%, 04/25/34	27,932	5,063
FNMA REMICS,
Series 2004-49, Class SQ, 6.294%, 07/25/34 (1/25/17)[9]	81,142	14,765
Series 2004-51, Class SX, 6.364%, 07/25/34 (1/25/17)[9]	103,567	20,538
Series 2004-64, Class SW, 6.294%, 08/25/34 (1/25/17)[9]	323,142	61,921
Series 2005-12, Class SC, 5.994%, 03/25/35 (1/25/17)[9]	142,772	25,260
Series 2005-45, Class SR, 5.964%, 06/25/35 (1/25/17)[9]	258,255	48,130
Series 2005-65, Class KI, 6.244%, 08/25/35 (1/25/17)[9,10]	591,893	113,136
Series 2005-89, Class S, 5.944%, 10/25/35 (1/25/17)[9]	593,072	106,824
Series 2006-3, Class SA, 5.394%, 03/25/36 (1/25/17)[9]	122,721	20,255

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—1.1% (continued)
FNMA REMICS,
Series 2007-75, Class JI, 5.789%, 08/25/37 (1/25/17)[9]	$118,254	$21,571
Series 2008-86, Class IO, 4.500%, 03/25/23	94,485	2,872
Series 2009-31, Class PI, 5.000%, 11/25/38	741,573	118,942
Series 2010-121, Class IO, 5.000%, 10/25/25	61,219	2,181
Series 2010-37, Class GI, 5.000%, 04/25/25[7]	59,708	1,390
Series 2010-65, Class IO, 5.000%, 09/25/20	190,942	9,127
Series 2011-124, Class IC, 3.500%, 09/25/21	204,451	8,871
Series 2011-69, Class AI, 5.000%, 05/25/18	92,731	1,630
Series 2011-88, Class WI, 3.500%, 09/25/26	270,085	28,595
Series 2012-126, Class SJ, 4.244%, 11/25/42 (1/25/17)[9]	618,828	100,502
GNMA,
Series 2011-157, Class SG, 5.861%, 12/20/41 (1/20/17)[9]	805,568	182,271
Series 2011-167, Class IO, 5.000%, 12/16/20	115,876	3,802
Series 2011-32, Class KS, 10.685%, 06/16/34 (1/16/17)[9]	189,609	25,691
Series 2011-94, Class IS, 5.993%, 06/16/36 (1/16/17)[9]	195,933	26,930
Series 2012-103, Class IB, 3.500%, 04/20/40	207,328	23,800
Series 2012-140, Class IC, 3.500%, 11/20/42	560,784	113,887
Series 2012-34, Class KS, 5.343%, 03/16/42 (1/16/17)[9]	377,540	94,842
Series 2012-69, Class QI, 4.000%, 03/16/41	249,335	39,222
Series 2014-173, Class AI, 4.000%, 11/20/38	290,294	26,491
Series 2016-108, Class QI, 4.000%, 08/20/46	287,824	74,066
Series 2016-145, Class UI, 3.500%, 10/20/46	488,971	101,593
Series 2016-46, Class JI, 4.500%, 04/20/46	279,739	62,294
Series 2016-81, Class IO, 4.000%, 06/20/46	497,895	96,587
Total Interest Only Strips		1,901,022
Total U.S. Government and Agency Obligations (cost $196,668,661)		197,764,629

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—27.7%
U.S. Treasury Bills—0.1%
U. S. Treasury Bills, 0.11%, 03/02/17[13,14]	$110,000	$109,914

	Shares
Other Investment Companies—27.6%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%[10]	16,891,550	16,891,550
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.44%[10]	29,134,433	29,134,433
Total Other Investment Companies		46,025,983
Total Short-Term Investments (cost $46,135,902)		46,135,897
Total Investments—155.6% (cost $258,038,753)		258,956,467
Other Assets, less Liabilities—(55.6)%		(92,545,640)
Net Assets—100.0%		$166,410,827

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2016, the AMG Managers Amundi Short Duration Government Fund1 Class S2 (the “Fund”) returned 1.1%, while the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index returned 0.7%.

2016 included a number of notable events. Expectations for a U.S. Federal Reserve (the “Fed”) rate hike early in the year proved to be premature, as market pricing of inflation decreased by the end of the first quarter. The surprising vote for “Brexit” highlighted the transition of uncertainty towards the political realm. This theme of political uncertainty persisted into November, as the Republican party won the U.S. presidential election, along with the majority of the House and Senate, leading market participants to shift their focus from the Fed and monetary policy to the fiscal policy of the new administration. By the end of the year, markets generally reacted positively with increases in growth expectations.

Agency mortgage-backed securities (“MBS”) experienced a difficult environment to begin the first quarter, as intermediate-term Treasuries rallied. The FNMA par coupon had a difficult time keeping up with the move in Treasury rates, but was still 45 basis points lower during the quarter. Interest-rate volatility increased as pressure in credit sectors created fluctuations in the pricing of Treasury securities. Agency MBS spreads widened to the swap curve in the first part of the quarter, but tightened during March, to end the quarter slightly wider than where they started.

Agency MBS did well for much of the second quarter, but had some trouble keeping pace with Treasury securities in late June. Agency MBS weathered the immediate aftermath of Brexit relatively well. Initially, we saw spreads widen in light of the yield drop, but the market remained orderly and trading volumes were heavy. The drop in rates elevated prepayment risks, which led us to focus on securities with attractive collateral characteristics that would exhibit lower prepayment rates.

September was a solid month for Agency MBS as interest rates stabilized well above the lows observed earlier in the third quarter. Higher coupon

MBS led the way, but the support of the Fed repurchase activity drove solid performance in production coupons as well. The ease in interest rates during the quarter comforted investors that prepayment rates would remain relatively constrained, which ushered certain buyers back into the market. While prepayment rates increased after the bond rally in the summer, prepayment levels remained well below the levels seen at the peaks in 2012/2013, despite similar mortgage rates, due to the fact that most borrowers who were inclined to refinance had already done so.

Agency MBS continued to struggle through the early part of December, but a bond rally near the end of the year helped to calm duration-extension fears. The post-election move in rates was significant, but largely just offset the Brexit rally that occurred earlier in the year. Overall, the asset class performed reasonably well, given the large rate moves during the year.

Most of the Fund’s outperformance for 2016 was attributable to positioning in Agency fixed-rate MBS (“FRM’s”). Specifically, the Fund was positioned relatively conservatively, with asset purchases focused primarily in sectors in which the Fed was not involved. For most of the year, we added positions in collateralized mortgage obligations (“CMO’s”) and seasoned 15-year and 30-year fixed-rate mortgages at attractive spread levels. Agency CMOs were the second-largest contributor to outperformance for the year, contributing positively to excess returns for three of the four quarters. The Fund’s positioning in Agency Interest-Only (“IO’s”), Agency Adjustable-rate mortgages (“ARM’s”), commercial mortgage-backed securities (“CMBS”), Consumer asset-backed securities (“ABS”) and Treasury inflation-protected securities (“TIPS”) all moderately contributed to the positive performance for the year.

At the end of the year, 30-year Agency FRMs were the largest component of the Fund, increasing from 19% to 33% during the year. We decreased our exposure to 15-year Agency FRMs by 10%, to end the year with 14% weighting in the sector. We moderately increased our holdings in Agency ARMs to 19%. Additionally, we completely removed the modest remaining CMBS holdings by the end the year. We continue to view Agency MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

We enter 2017 with a neutral view on MBS. Spreads seem reasonable relative to historical levels, but the outlook is more opaque than it was a year ago. Our primary concern is a potential shift in Fed policy, which could be a result of the Federal Open Market Committee (“FOMC”) reacting to more aggressive fiscal policy or from a likely more hawkish composition as the new administration makes appointments. At this time, two empty Board of Governor’s seats need to be filled. This composition shift, in conjunction with recent market expectations of a higher-growth and higher-inflationary environment, may result in the Fed removing monetary accommodations at a rate faster than previously expected.

We believe the higher level of short-term rates likely in such a scenario is not necessarily a negative for agency MBS. The more immediate impact would come from an adjustment in the size of the Fed’s balance sheet. The Fed owns $2.4 trillion Treasury bonds and $1.74 trillion Agency MBS, which it has maintained at a stable level since October 2014, by reinvesting pay-downs in both markets. The Fed has stated it will continue the current reinvestment policy until sometime after short-rates have “normalized.” An earlier normalization of rates would likely also result in an earlier adjustment to the reinvestment policy. However, a number of factors might mitigate this risk of additional supply, including:

•	A gradual decrease in investment activity beginning in 2018 or later

•	The market’s recent ability to absorb substantial supply in an orderly manner

•	And the potential for a simultaneous tapering of Treasuries and MBS, which would mitigate the impact on MBS spreads

We believe fundamentals for MBS are more positive. With rates well off the lows from earlier in the year, prepayment rates should drop sharply in the coming months, fully reversing the move from

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (continued)

earlier in 2016. Additionally, the premia for pools with more attractive collateral characteristics have decreased, and specified pools may offer protection against wider generic mortgage spreads. We view this as an opportunity to buy cheap convexity, which should benefit from any uptick in volatility.

All this considered, we expect to see MBS spreads widen marginally over the course of 2017. However, the additional carry offered by MBS should more than offset the effect of wider spreads. With that, we would expect to see modest outperformance of MBS relative to similar-duration Treasuries. Additional volatility should provide a good environment for active management to capitalize on market mispricing.

[1]	Prior to October 1, 2016, the Fund was known as AMG Managers Short Duration Government Fund.
[2]	Effective October 1, 2016, the shares of the Fund were reclassified and redesignated as Class S shares.

This commentary reflects the viewpoints of the portfolio manager, Amundi Smith Breeden LLC, as of December 31, 2016 and is not intended as a forecast or guarantee of future results and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Short Duration Government Fund’s (formerly AMG Managers Short Duration Government Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Amundi Short Duration Government Fund’s Class S on December 31, 2006 to a $10,000 investment made in the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Amundi Short Duration Government Fund and the BofA Merrill Lynch 6-Month U.S. T- Bill Index for the same time periods ended December 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Amundi Short Duration Government Fund [2,3,4,5,6,7]
Class S [8]	1.10%	0.68%	1.59%
BofA Merrill Lynch 6-Month U.S. T-Bill Index[9]	0.67%	0.27%	1.16%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	To the extent that the Fund invests in asset- backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective October 1, 2016, the shares of the AMG Managers Amundi Short Duration Government Fund were reclassified and redesignated as Class S shares.
[9]	The BofA Merrill Lynch 6-Month U.S. T-Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Amundi Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Category	AMG Managers Amundi Short Duration Government Fund*
U.S. Government and Agency Obligations	80.9%
Asset-Backed Securities	10.5%
TBA Forward Sale Commitments	(2.6)%
Other Assets and Liabilities	11.2%

*	As a percentage of net assets.

Rating	AMG Managers Amundi Short Duration Government Fund***
U.S. Government and Agency Obligations	88.5%
Aaa	11.5%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FHLB, 0.02%, 01/06/17	6.6%
FNMA, 3.500%, 11/01/30**	4.0
GNMA, 6.000%, 01/15/36**	3.1
FNMA, 3.000%, TBA 15 years	2.5
FNMA, 5.500%, 05/01/34**	2.2
FNMA, 4.000%, 02/01/41**	2.2
FNMA, 2.811%, 04/01/37**	2.1
FNMA, 4.500%, 04/01/35**	2.1
FHLMC Gold Pool, 4.000%,12/01/44	1.9
FNMA, 5.500%, 08/01/41**	1.8

Top Ten as a Group	28.5%

**	Top Ten Holdings as of June 30, 2016.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2016

	Principal Amount	Value
Asset-Backed Securities—10.5%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.736%, 06/17/31 (01/17/17) (a)[9]	$1,653,263	$1,647,400
AMSR Trust, Series 2016-SFR1, Class A, 2.136%, 11/17/33 (01/17/17) (a)[9]	3,200,000	3,200,145
Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.220%, 05/20/19	1,080,000	1,094,193
Colony American Homes,
Series 2014-1A, Class A, 2.136%, 05/17/31 (01/17/17) (a)[9]	3,430,064	3,427,031
Series 2014-2A, Class A, 1.705%, 07/17/31 (01/17/17) (a)[9]	1,694,292	1,680,371
Drive Auto Receivables Trust,
Series 2015-AA, Class C, 3.060%, 05/17/21 (a)	1,335,000	1,348,119
Series 2015-BA, Class C, 2.760%, 07/15/21 (a)	365,000	367,326
Series 2015-DA, Class B, 2.590%, 12/16/19 (a)	474,922	476,525
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.886%, 12/17/30 (01/17/17) (a)[9]	987,450	987,463
Series 2014-SFR1, Class A, 1.736%, 06/17/31 (01/17/17) (a)[9]	970,924	967,397
Santander Drive Auto Receivables Trust,
Series 2012-4, Class D, 3.500%, 06/15/18	2,625,903	2,630,681
Series 2012-6, Class D, 2.520%, 09/17/18	3,032,725	3,036,755
Series 2013-4, Class D, 3.920%, 01/15/20	1,290,000	1,317,395
Series 2014-1, Class C, 2.360%, 04/15/20	258,195	259,286
SWAY Residential Trust, Series 2014-1, Class A, 2.036%, 01/17/32 (01/17/17) (a)[9]	2,142,421	2,143,811
Total Asset-Backed Securities (cost $24,554,532)		24,583,898
U.S. Government and Agency Obligations—80.9%
Federal Home Loan Mortgage Corporation—20.7%
FHLMC,
2.550%, 11/01/33 (03/15/17)[9]	716,518	748,682
2.725%, 11/01/33 (03/15/17)[9]	743,568	791,705
2.725%, 10/01/33 (03/15/17)[9]	742,791	779,500
2.728%, 05/01/34 (03/15/17)[9]	1,537,943	1,625,049
2.737%, 10/01/33 (03/15/17)[9]	1,270,925	1,339,537
2.740%, 10/01/28 (03/15/17)[9]	24,637	26,002
2.786%, 04/01/34 (03/15/17)[9]	496,185	523,208
2.802%, 12/01/33 (03/15/17)[9]	1,204,425	1,267,344
2.881%, 03/01/34 (03/15/17)[9]	2,023,385	2,132,650
2.999%, 02/01/23 (03/15/17)[9]	107,188	112,440
3.001%, 09/01/33 (03/15/17)[9]	1,583,304	1,673,193
3.091%, 06/01/35 (03/15/17)[9]	537,069	569,410
3.272%, 05/01/35 (03/15/17)[9]	861,547	916,953
FHLMC Gold Pool,
3.000%, 04/01/31	2,783,924	2,861,681
4.000%, 12/01/44	4,178,909	4,393,747

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—20.7% (continued)
FHLMC Gold Pool,
4.500%, 05/01/19 to 03/01/42	$11,826,840	$12,681,141
5.000%, 10/01/18 to 02/01/38	3,023,191	3,244,915
5.500%, 12/01/32 to 08/01/40	6,610,799	7,418,046
6.000%, 02/01/22 to 01/01/24	2,951,546	3,161,627
6.500%, 03/01/18 to 10/01/23	170,138	180,651
7.000%, 06/01/17 to 07/01/19	54,507	56,334
7.500%, 04/01/29 to 03/01/33	210,813	244,723
FHLMC REMICS,
Series 2427, Class LW, 6.000%, 03/15/17	6,689	6,752
Series 2627, Class BM, 4.500%, 06/15/18	42,215	42,933
Series 2631, Class PD, 4.500%, 06/15/18	14,270	14,533
Series 2668, Class AZ, 4.000%, 09/15/18	256,177	259,506
Series 2683, Class JB, 4.000%, 09/15/18	161,237	163,114
Series 2786, Class BC, 4.000%, 04/15/19	67,133	68,597
Series 2809, Class UC, 4.000%, 06/15/19	70,196	71,517
Series 2877, Class PA, 5.500%, 07/15/33	57,538	58,594
Series 2935, Class LM, 4.500%, 02/15/35	157,019	158,697
Series 3033, Class CI, 5.500%, 01/15/35	97,980	99,751
Series 3535, Class CA, 4.000%, 05/15/24	49,709	50,475
Series 3609, Class LA, 4.000%, 12/15/24	212,047	216,582
Series 3632, Class AG, 4.000%, 06/15/38	170,102	175,132
Series 3653, Class JK, 5.000%, 11/15/38	162,998	170,857
Series 3756, Class DA, 1.200%, 11/15/18	197,312	197,029
Series 3798, Class BD, 2.500%, 06/15/24	30,808	30,796
Series 3818, Class UA, 1.350%, 02/15/17	486	486
Series 3827, Class CA, 1.500%, 04/15/17	2,830	2,830
Series 3846, Class CK, 1.500%, 09/15/20	26,090	26,085
Total Federal Home Loan Mortgage Corporation		48,562,804
Federal National Mortgage Association—52.7%
FNMA,
2.414%, 01/01/34 (2/25/17)[9]	690,104	725,182
2.433%, 02/01/33 (2/25/17)[9]	854,517	889,380
2.527%, 08/01/33 (2/25/17)[9]	373,681	389,784
2.585%, 09/01/33 (2/25/17)[9]	257,603	270,613
2.636%, 03/01/34 (2/25/17)[9]	199,283	209,731
2.647%, 05/01/33 (2/25/17)[9]	1,279,174	1,343,728
2.675%, 09/01/33 (2/25/17)[9]	837,621	887,708
2.694%, 06/01/34 (2/25/17)[9]	642,910	665,500
2.721%, 12/01/34 (2/25/17)[9]	2,004,113	2,122,972

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—52.7% (continued)
FNMA,
2.757%, 01/01/36 (2/25/17)[9]	$38,428	$40,719
2.783%, 01/01/33 (2/25/17)[9]	916,449	965,588
2.791%, 01/01/34 (2/25/17)[9]	1,431,388	1,510,389
2.802%, 06/01/33 (2/25/17)[9]	289,679	304,463
2.814%, 04/01/37 (2/25/17)[9,10]	4,758,338	5,019,351
2.823%, 05/01/34 (2/25/17)[9]	1,621,715	1,712,199
2.842%, 08/01/34 (2/25/17)[9]	289,579	306,944
2.869%, 04/01/34 (2/25/17)[9]	440,858	466,932
2.869%, 12/01/34 (2/25/17)[9]	1,883,340	1,989,358
2.872%, 10/01/35 (2/25/17)[9]	1,191,367	1,250,394
2.872%, 11/01/34 (2/25/17)[9]	2,673,237	2,834,003
2.911%, 04/01/34 (2/25/17)[9]	501,286	530,456
2.911%, 01/01/36 (2/25/17)[9]	2,991,420	3,173,029
2.962%, 07/01/34 (2/25/17)[9]	1,104,114	1,168,105
2.980%, 06/01/35 (2/25/17)[9]	105,384	112,156
3.000%, TBA 15 years[11,12]	5,700,000	5,849,180
3.047%, 06/01/34 (2/25/17)[9]	1,798,176	1,895,975
3.070%, 08/01/35 (2/25/17)[9]	1,171,254	1,238,436
3.077%, 12/01/33 (2/25/17)[9]	424,612	443,467
3.500%, 11/01/30[10]	8,846,409	9,316,317
4.000%, 10/01/21 to 06/01/42	6,775,470	7,158,472
4.500%, 10/01/19 to 02/01/41	16,259,043	17,590,441
4.500%, TBA 30 years[11,12]	2,300,000	2,471,017
5.000%, 10/01/19 to 01/01/41	14,829,061	16,087,755
5.500%, 05/01/34 to 08/01/41	11,456,865	13,019,724
6.000%, 09/01/21 to 08/01/37	6,406,922	7,117,299
6.500%, 04/01/17 to 08/01/32	3,093,043	3,545,481
7.000%, 11/01/22	1,128,874	1,210,830
7.500%, 08/01/33 to 09/01/33	58,185	70,470
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.996%, 05/25/32 (01/25/17)[9]	208,471	204,508
Series 2003-T4, Class 1A, 0.976%, 09/26/33 (01/26/17)[9]	13,709	13,624
FNMA REMICS,
Series 1994-31, Class ZC, 6.500%, 02/25/24	368,435	401,984
Series 1994-76, Class J, 5.000%, 04/25/24	73,964	75,414
Series 2001-63, Class FA, 1.286%, 12/18/31 (01/18/17)[9]	390,334	396,493
Series 2002-47, Class FD, 1.156%, 08/25/32 (01/25/17)[9]	422,410	422,737
Series 2002-56, Class UC, 5.500%, 09/25/17	20,593	20,801
Series 2003-2, Class FA, 1.256%, 02/25/33 (01/25/17)[9]	336,897	338,486

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—52.7% (continued)
FNMA REMICS,
Series 2003-3, Class HJ, 5.000%, 02/25/18	$32,784	$33,244
Series 2003-64, Class YA, 3.000%, 05/25/23	17,369	17,402
Series 2004-1, Class AC, 4.000%, 02/25/19	24,517	24,813
Series 2004-21, Class AE, 4.000%, 04/25/19	145,966	148,002
Series 2004-27, Class HB, 4.000%, 05/25/19	82,955	84,679
Series 2004-53, Class NC, 5.500%, 07/25/24	286,351	308,383
Series 2005-13, Class AF, 1.156%, 03/25/35 (01/25/17)[9]	473,039	472,159
Series 2005-19, Class PA, 5.500%, 07/25/34	152,308	160,723
Series 2005-58, Class EP, 5.500%, 07/25/35	220,957	239,500
Series 2005-68, Class PB, 5.750%, 07/25/35	32,740	34,356
Series 2005-68, Class PC, 5.500%, 07/25/35	205,809	216,053
Series 2007-56, Class FN, 1.126%, 06/25/37 (01/25/17)[9]	183,536	182,552
Series 2008-59, Class KB, 4.500%, 07/25/23	71,802	73,733
Series 2010-12, Class AC, 2.500%, 12/25/18	82,710	83,198
Series 2011-60, Class UC, 2.500%, 09/25/39	249,232	251,411
FNMA REMICS Whole Loan,
Series 2003-W1, Class 2A, 6.211%, 12/25/42[4]	16,735	18,739
Series 2003-W13, Class AV2, 1.036%, 10/25/33 (01/25/17)[7,9]	13,194	13,148
Series 2003-W4, Class 4A, 6.790%, 10/25/42[4]	356,066	409,573
Series 2004-W14, Class 1AF, 1.156%, 07/25/44 (01/25/17)[9]	1,671,154	1,609,691
Series 2004-W5, Class F1, 1.206%, 02/25/47 (01/25/17)[9]	397,009	392,264
Series 2005-W2, Class A1, 0.956%, 05/25/35 (01/25/17)[9]	977,974	968,818
Total Federal National Mortgage Association		123,520,036
Government National Mortgage Association—3.8%
GNMA,
4.000%, 09/15/18	87,651	89,823
5.000%, 01/15/46	1,365,035	1,501,709
6.000%, 01/15/36[10]	6,259,966	7,300,943
9.500%, 12/15/17	152	153
Total Government National Mortgage Association		8,892,628
Interest Only Strips—2.1%
FHLMC REMICS,
Series 2922, Class SE, 6.046%, 02/15/35 (01/15/17)[9]	212,467	41,992
Series 2934, Class HI, 5.000%, 02/15/20	40,246	2,128
Series 2934, Class KI, 5.000%, 02/15/20	22,636	1,107
Series 2965, Class SA, 5.346%, 05/15/32 (01/15/17)[9]	448,795	65,064
Series 2967, Class JI, 5.000%, 04/15/20	126,665	6,944
Series 2980, Class SL, 5.996%, 11/15/34 (01/15/17)[9]	283,175	68,981

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—2.1% (continued)
FHLMC REMICS,
Series 2981, Class SU, 7.096%, 05/15/30 (01/15/17)[9]	$219,859	$39,554
Series 3065, Class DI, 5.916%, 04/15/35 (01/15/17)[9]	744,825	140,757
Series 3308, Class S, 6.496%, 03/15/32 (01/15/17)[9]	401,506	80,124
Series 3424, Class XI, 5.866%, 05/15/36 (01/15/17)[9]	544,460	97,170
Series 3489, Class SD, 7.096%, 06/15/32 (01/15/17)[9]	229,036	47,873
Series 3685, Class EI, 5.000%, 03/15/19	188,717	4,079
Series 3731, Class IO, 5.000%, 07/15/19	97,587	2,274
Series 3882, Class AI, 5.000%, 06/15/26	78,136	3,401
Series 4395, Class TI, 4.000%, 05/15/26	757,073	79,416
FNMA, Series 306, Class IO, 8.000%, 05/25/30[7]	65,957	18,603
FNMA REMICS,
Series 2003-48, Class SJ, 5.244%, 06/25/18 (01/25/17)[7,9]	7,506	63
Series 2004-49, Class SQ, 6.294%, 07/25/34 (01/25/17)[9]	180,949	32,926
Series 2004-51, Class SX, 6.364%, 07/25/34 (01/25/17)[9]	259,924	51,544
Series 2004-64, Class SW, 6.294%, 08/25/34 (01/25/17)[9]	743,602	142,491
Series 2004-66, Class SE, 5.744%, 09/25/34 (01/25/17)[9]	119,883	21,292
Series 2005-12, Class SC, 5.984%, 03/25/35 (01/25/17)[9]	272,790	48,264
Series 2005-45, Class SR, 5.964%, 06/25/35 (01/25/17)[9]	636,337	118,593
Series 2005-5, Class SD, 5.944%, 01/25/35 (01/25/17)[9]	199,540	34,862
Series 2005-65, Class KI, 6.244%, 08/25/35 (01/25/17)[9]	1,476,240	282,174
Series 2005-66, Class GS, 6.094%, 07/25/20 (01/25/17)[9]	69,390	4,328
Series 2006-3, Class SA, 5.394%, 03/25/36 (01/25/17)[9]	284,026	46,878
Series 2007-75, Class JI, 5.789%, 08/25/37 (01/25/17)[9]	141,876	25,880
Series 2007-85, Class SI, 5.704%, 09/25/37 (01/25/17)[9]	300,026	54,465
Series 2008-86, Class IO, 4.500%, 03/25/23	236,514	7,190
Series 2008-87, Class AS, 6.894%, 07/25/33 (01/25/17)[9]	846,592	174,923
Series 2009-31, Class PI, 5.000%, 11/25/38	862,711	138,372
Series 2010-105, Class IO, 5.000%, 08/25/20	271,125	13,811
Series 2010-121, Class IO, 5.000%, 10/25/25	164,291	5,853
Series 2010-37, Class GI, 5.000%, 04/25/25[7]	153,377	3,571
Series 2010-65, Class IO, 5.000%, 09/25/20	493,571	23,593
Series 2010-68, Class SJ, 5.794%, 07/25/40 (01/25/17)[9]	326,807	64,378
Series 2011-124, Class IC, 3.500%, 09/25/21	969,397	42,062
Series 2011-69, Class AI, 5.000%, 05/25/18	247,728	4,351
Series 2011-88, Class WI, 3.500%, 09/25/26	792,475	83,902
Series 2012-126, Class SJ, 4.244%, 11/25/42 (01/25/17)[9]	4,069,929	660,985
GNMA,
Series 2011-157, Class SG, 5.861%, 12/20/41 (01/20/17)[9]	1,066,782	241,374
Series 2011-167, Class IO, 5.000%, 12/16/20	682,447	22,394

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—2.1% (continued)
GNMA,
Series 2011-32, Class KS, 10.685%, 06/16/34 (01/16/17)[9]	$460,645	$62,416
Series 2011-94, Class IS, 5.993%, 06/16/36 (01/16/17)[9]	440,206	60,505
Series 2012-101, Class AI, 3.500%, 08/20/27	477,291	54,547
Series 2012-103, Class IB, 3.500%, 04/20/40	902,555	103,608
Series 2012-140, Class IC, 3.500%, 11/20/42	704,650	143,104
Series 2012-34, Class KS, 5.343%, 03/16/42 (01/16/17)[9]	2,899,266	728,326
Series 2012-69, Class QI, 4.000%, 03/16/41	1,318,991	207,487
Series 2012-96, Class IC, 3.000%, 08/20/27	782,138	79,872
Series 2013-5, Class BI, 3.500%, 01/20/43	293,095	57,870
Series 2014-173, Class AI, 4.000%, 11/20/38	275,707	25,160
Series 2016-108, Class QI, 4.000%, 08/20/46	328,275	84,475
Series 2016-145, Class UI, 3.500%, 10/20/46	584,299	121,399
Series 2016-46, Class JI, 4.500%, 04/20/46	316,556	70,493
Series 2016-81, Class IO, 4.000%, 06/20/46	566,237	109,845
Total Interest Only Strips		4,959,093
U.S. Government Obligations—1.6%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3,272,369	3,833,420
Total U.S. Government and Agency Obligations (cost $188,305,517)		189,767,981
Short-Term Investments—10.5%
U.S. Government and Agency Discount Notes—8.3%
FHLB, 0.02%, 01/06/17[13]	15,500,000	15,499,504
FHLB, 0.11%, 01/18/17[13]	4,000,000	3,999,368
Total U.S. Government and Agency Discount Notes		19,498,872
U.S. Treasury Bills—0.3%
U. S. Treasury Bills, 0.11%, 03/02/17[13,14]	780,000	779,392

	Shares
Other Investment Companies—1.9%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	4,466,683	4,466,683
Total Short-Term Investments (cost $24,744,480)		24,744,947
Total Investments—101.9% (cost $237,604,529)		239,096,826
Other Assets, less Liabilities—(1.9)%		(4,527,938)
Net Assets—100.0%		$234,568,888

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Chicago Equity Partners Balanced Fund	$169,865,789	$10,238,113	$(2,926,890)	$7,311,223
AMG Chicago Equity Partners Small Cap Value Fund	12,325,764	2,311,393	(220,878)	2,090,515
AMG Managers High Yield Fund	23,241,550	857,557	(1,093,739)	(236,182)
AMG Managers Amundi Intermediate Government Fund	258,434,276	2,665,065	(2,142,874)	522,191
AMG Managers Amundi Short Duration Government Fund	237,612,127	4,870,862	(3,386,163)	1,484,699

*	Non-income producing security.
#	Less than 0.05%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield Fund	$8,358,311	36.1%
AMG Managers Amundi Intermediate Government Fund	11,427,302	6.9%
AMG Managers Amundi Short Duration Government Fund	16,245,588	6.9%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Chicago Equity Partners Balanced Fund	$3,119,717	1.8%
AMG Chicago Equity Partners Small Cap Value Fund	536,303	4.2%
AMG Managers High Yield Fund	73,484	0.3%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Variable Rate Security: The rate listed is as of December 31, 2016, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Perpetuity Bond. The date shown is the final call date.
[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
[7]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. The market value of illiquid securities at December 31, 2016, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield Fund	$489,247	2.1%
AMG Managers Amundi Intermediate Government Fund	367,148	0.2%
AMG Managers Amundi Short Duration Government Fund	35,385	0.0%#

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[9]	Floating Rate Security: The rate listed is as of December 31, 2016. Date in parentheses represents the security’s next coupon rate reset.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

[10]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Amundi Intermediate Government Fund	$92,518,509	55.6%
AMG Managers Amundi Short Duration Government Fund	21,636,611	9.2%

[11]	All or part of the security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2016, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Amundi Intermediate Government Fund	$92,518,509	55.6%
AMG Managers Amundi Short Duration Government Fund	8,320,197	3.5%

[12]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
[13]	Represents yield to maturity at December 31, 2016.
[14]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2016, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Amundi Intermediate Government Fund	$109,914	0.1%
AMG Managers Amundi Short Duration Government Fund	779,392	0.3%

[15]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$107,612,044	—	—	$107,612,044
Rights	—	—	$7	7
Corporate Bonds and Notes††	—	$8,493,391	—	8,493,391
U.S. Government and Agency Obligations††	—	56,955,061	—	56,955,061
Short-Term Investments
Repurchase Agreements	—	3,216,364	—	3,216,364
Other Investment Companies	900,145	—	—	900,145

Total Investments in Securities	$108,512,189	$68,664,816	$7	$177,177,012

At December 31, 2016, the Level 3 securities are Rights received as a result of a corporate action.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Chicago Equity Partners Small Cap Value Fund
Investments in Securities
Common Stocks†	$13,754,186	—	—	$13,754,186
Short-Term Investments
Repurchase Agreements	—	$557,580	—	557,580
Other Investment Companies	104,513	—	—	104,513

Total Investments in Securities	$13,858,699	$557,580	—	$14,416,279

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers High Yield Fund
Investments in Securities
Corporate Bonds and Notes
Industrials	—	$19,798,205	$179,150	$19,977,355
Financials	—	1,194,017	—	1,194,017
Utilities	—	275,152	—	275,152
Floating Rate Senior Loan Interests	—	400,707	372,957	773,664
Common Stocks
Industrials	$51,520	—	97,532	149,052
Warrants	—	—	—	—
Short-Term Investments
Repurchase Agreements	—	77,190	—	77,190
Other Investment Companies	558,938	—	—	558,938

Total Investments in Securities	$610,458	$21,745,271	$649,639	$23,005,368

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2016:

AMG Managers High Yield Fund	Common Stock	Corporate Bond	Floating Rate Senior Loan Interests*	Total
Balance as of December 31, 2015	$81,252	$170,713	$700,083	$952,048
Accrued discounts (premiums)	—	1,137	1,343	2,480
Realized gain (loss)	—	—	1,595	1,595
Change in unrealized appreciation (depreciation)	16,280	(1,554)	5,799	20,525
Purchases	—	8,854	2,063	10,917
Sales	—	—	(36,399)	(36,399)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	(301,527)	(301,527)
Balance as of December 31, 2016	$97,532	$179,150	$372,957	$649,639
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016	$16,280	$(1,554)	$5,799	$20,525

*	The Fund transferred certain investments out of Level 3 due to increased liquidity and increased visibility into pricing inputs of the third party pricing vendor.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2016. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Range	Average
AMG Managers High Yield Fund
Common Stocks	$97,532	Enterprise Value	EV Multiple, Discount	7.9-9.3	8.7
Corporate Bonds	179,134	Enterprise Value	EV Multiple, Discount	7.9-9.3	8.7
Corporate Bonds	16	Broker Quote	Price	n/a	n/a
Floating Rate Senior Loan Interests	372,957	Unadjusted Price from Pricing Service	Price	n/a	n/a

Total	$649,639

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Amundi Intermediate Government Fund
Investments in Securities
Asset-Backed Securities	—	$11,066,327	—	$11,066,327
Mortgage-Backed Securities	—	3,989,614	—	3,989,614
U.S. Government and Agency Obligations††	—	197,764,629	—	197,764,629
Short-Term Investments
U.S. Treasury Bills	—	109,914	—	109,914
Other Investment Companies	$46,025,983	—	—	46,025,983

Total Investments in Securities	$46,025,983	$212,930,484	—	$258,956,467

TBA Sale Commitments		$(17,988,984)	—	$(17,988,984)

Financial Derivative Instruments-Assets†††
Futures contracts	$33,161	—	—	$33,161

Financial Derivative Instruments-Liabilities†††
Futures contracts	(6,770)	—	—	(6,770)

Total Financial Derivative Instruments	$26,391	—	—	$26,391

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Amundi Short Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$24,583,898	—	$24,583,898
U.S. Government and Agency Obligations††	—	189,767,981	—	189,767,981
Short-Term Investments
U.S. Government and Agency Discount Notes	—	19,498,872	—	19,498,872
U.S. Treasury Bills	—	779,392	—	779,392
Other Investment Companies	$4,466,683	—	—	4,466,683

Total Investments in Securities	$4,466,683	$234,630,143	—	$239,096,826

TBA Sale Commitments	—	$(6,022,785)	—	$(6,022,785)

Financial Derivative Instruments-Assets†††
Futures	$300,274	—	—	$300,274

Financial Derivative Instruments-Liabilities†††
Futures	(34,182)	—	—	(34,182)

Total Financial Derivative Instruments	$266,092	—	—	$266,092

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of these securities, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are Level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
†††	Derivative instruments, such as futures, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2016, the Funds had no significant transfers between Levels 1 and 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2016:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location		Fair Value	Statement of Assets and Liabilities Location		Fair Value
AMG Managers Amundi Intermediate Government Fund
	Interest rate contracts	Receivable for variation margin	[1]	$2,969	Payable for variation margin	[1]	$21,273

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location		Fair Value	Statement of Assets and Liabilities Location		Fair Value
AMG Managers Amundi Short Duration Government Fund
	Interest rate contracts	Receivable for variation margin	[1]	$16,844	Payable for variation margin	[1]	$124,102

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation for AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund of $26,391 and $266,092, respectively, as reported in the Notes to Schedules of Portfolio Investments.

For the year ended December 31, 2016, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain/(loss) and change in unrealized gain (loss) on derivatives recognized in income was as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/ (Loss)	Statement of Operations Location	Change in Unrealized Gain/ (Loss)
AMG Managers Amundi Intermediate Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(41,571)	Net change in unrealized appreciation (depreciation) of futures contracts	$40,411

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/ (Loss)	Statement of Operations Location	Change in Unrealized Gain/ (Loss)
AMG Managers Amundi Short Duration Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(1,174,913)	Net change in unrealized appreciation (depreciation) of futures contracts	$246,395

At December 31, 2016, the following Funds had TBA forward sale commitments:

(See Note 1(i) in the Notes to Financial Statements.)

AMG Managers Amundi Intermediate Government Fund
Security	Principal Amount	Settlement Date		Current Liability	Proceeds
FNMA, 3.000%, TBA 30 years	$500,000	01/18/17		$496,707	$(490,859)
FNMA, 3.500%, TBA 30 years	14,400,000	01/18/17		14,758,875	(14,776,063)
FNMA, 4.000%, TBA 30 years	2,600,000	01/18/17		2,733,402	(2,727,156)

			Totals	$17,988,984	$(17,994,078)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

AMG Managers Amundi Short Duration Government Fund
Security	Principal Amount	Settlement Date		Current Liability	Proceeds
FHLMC Gold Pool, 3.000%, TBA 15 years	$2,800,000	01/23/17		$2,873,078	$(2,872,625)
FNMA, 4.000%, TBA 30 years	3,000,000	02/13/17		3,149,707	(3,126,094)

			Totals	$6,022,785	$(5,998,719)

At December 31, 2016, the following Funds had open futures contracts:

(See Note 8 in the Notes to Financial Statements.)

AMG Managers Amundi Intermediate Government Fund
Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
10-Year Interest Rate Swap	36	Short	03/15/17	$20,199
10-Year U.S. Treasury Note	3	Long	03/22/17	(2,093)
2-Year U.S. Treasury Note	3	Short	03/31/17	414
5-Year Interest Rate Swap	23	Short	03/15/17	10,724
5-Year U.S. Treasury Note	5	Short	03/31/17	1,824
U.S. Ultra Bond CBT Mar 17	2	Long	03/31/17	(4,677)

			Total	$26,391

AMG Managers Amundi Short Duration Government Fund
Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
10-Year Interest Rate Swap	35	Short	03/15/17	$19,647
10-Year U.S. Treasury Note	49	Long	03/22/17	(34,182)
2-Year U.S. Treasury Note	192	Short	03/31/17	26,521
5-Year Interest Rate Swap	418	Short	03/15/17	195,736
5-Year U.S. Treasury Note	7	Short	03/31/17	2,553
U.S. Ultra Bond CBT Mar 17	24	Short	03/31/17	55,817

			Total	$266,092

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participation Securities
GSR:	Goldman Sachs REMIC

MTN:	Medium-Term Notes
PIK:	Payment-in-Kind
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2016

	AMG Chicago Equity Partners Balanced Fund#	AMG Chicago Equity Partners Small Cap Value Fund#	AMG Managers High Yield Fund#
Assets:
Investments at value* (including securities on loan valued at $3,119,717, $536,303 and $73,484, respectively)	$177,177,012	$14,416,279	$23,005,368
Receivable for investments sold	379,415	21,811	—
Receivable for Fund shares sold	364,893	130,303	34,104
Dividends, interest and other receivables	425,862	24,003	396,980
Receivable from affiliate	26,562	25,102	13,034
Prepaid expenses	39,546	28,953	21,110
Total assets	178,413,290	14,646,451	23,470,596
Liabilities:
Payable for investments purchased	518,225	62,044	—
Payable upon return of securities loaned	3,216,364	557,580	77,190
Payable for Fund shares repurchased	268,028	1,058,198	132,724
Payable to affiliate	—	47,346	—
Accrued expenses:
Investment advisory and management fees	88,361	7,215	10,795
Administrative fees	22,090	1,746	2,944
Distribution fees—Class N	19,814	4	4,344
Shareholder servicing fees—Class N	—	3	—
Shareholder servicing fees—Class I	6,312	—	—
Professional fees	32,519	23,698	49,107
Trustees fees and expenses	70	4	13
Other	54,077	20,548	41,288
Total liabilities	4,225,860	1,778,386	318,405
Net Assets	$174,187,430	$12,868,065	$23,152,191
Net Assets Represent:
Paid-in capital	$165,839,526	$11,039,966	$26,841,946
Undistributed (Distributions in excess of) net investment income	(570)	—	6,083
Accumulated net realized gain (loss) from investments	826,294	(266,743)	(3,548,381)
Net unrealized appreciation (depreciation) of investments	7,522,180	2,094,842	(147,457)
Net Assets	$174,187,430	$12,868,065	$23,152,191
* Investments at cost	$169,654,832	$12,321,437	$23,152,825

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Chicago Equity Partners Balanced Fund#	AMG Chicago Equity Partners Small Cap Value Fund#	AMG Managers High Yield Fund#
Class N Shares:
Net Assets	$92,501,773	$30,210	$20,414,883
Shares outstanding	5,987,244	2,514	2,651,947
Net asset value, offering and redemption price per share	$15.45	$12.02	$7.70
Class I Shares:
Net Assets	$75,889,740	$10,887,940	$2,737,308
Shares outstanding	4,868,671	908,409	351,992
Net asset value, offering and redemption price per share	$15.59	$11.99	$7.78
Class Z Shares:
Net Assets	$5,795,917	$1,949,915	n/a
Shares outstanding	371,921	162,644	n/a
Net asset value, offering and redemption price per share	$15.58	$11.99	n/a

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Assets:
Investments at value*	$258,956,467	$239,096,826
Receivable for delayed delivery investments sold	76,385,335	11,626,945
Receivable for Fund shares sold	698,541	3,651,995
Dividends, interest and other receivables	546,465	732,654
Cash collateral	277,594	—
Receivable for paydowns	39,405	310,197
Receivable from affiliate	39,373	—
Receivable for variation margin	2,969	16,844
Prepaid expenses	17,172	16,563
Total assets	336,963,321	255,452,024
Liabilities:
Payable for delayed delivery investments purchased	151,627,823	13,959,618
TBA sale commitments at value (proceeds receivable of $17,994,078 and $5,998,719, respectively)	17,988,984	6,022,785
Payable for Fund shares repurchased	621,771	490,032
Payable for investments purchased	9,555	—
Payable for variation margin	21,273	124,102
Accrued expenses:
Investment advisory and management fees	70,419	81,480
Administrative fees	22,006	30,555
Shareholder servicing fees- Class S	37,230	30,555
Professional fees	44,865	44,389
Trustees fees and expenses	64	87
Other	108,504	99,533
Total liabilities	170,552,494	20,883,136
Net Assets	$166,410,827	$234,568,888
Net Assets Represent:
Paid-in capital	$169,341,307	$238,140,883
Undistributed net investment income	380,109	2,457,695
Accumulated net realized loss from investments and futures contracts	(4,259,788)	(7,764,013)
Net unrealized appreciation of investments and futures contracts	949,199	1,734,323
Net Assets	$166,410,827	$234,568,888
Shares outstanding—Class S	15,628,238	24,363,794
Net asset value, offering and redemption price per share—Class S	$10.65	$9.63
* Investments at cost	$258,038,753	$237,604,529

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2016

	AMG Chicago Equity Partners Balanced Fund#	AMG Chicago Equity Partners Small Cap Value Fund#	AMG Managers High Yield Fund#	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Investment Income:
Dividend income	$2,110,352 [1]	$236,004	$319	$30,388	$4,315
Interest income	1,355,108	—	1,717,235	4,205,951	6,871,092
Securities lending income	27,560	6,330	17,555	—	13
Foreign withholding tax	(134)	—	—	—	—
Total investment income	3,492,886	242,334	1,735,109	4,236,339	6,875,420
Expenses:
Investment advisory and management fees	1,168,740	74,796	171,512	1,249,771	1,750,403
Administrative fees	324,515	26,988	48,563	67,679	90,969
Distribution fees—Class N	244,334	36	58,131	—	—
Shareholder servicing fees—Class N	—	22	—	—	—
Shareholder servicing fees—Class I	70,559	11,944	—	—	—
Shareholder servicing fees—Class S	—	—	—	215,279	93,709
Custodian fees	65,633	16,501	47,807	75,200	73,872
Registration fees	57,750	43,334	31,483	26,074	25,050
Professional fees	47,188	25,206	60,530	64,811	70,988
Transfer agent fees	24,942	9,228	14,427	31,110	10,592
Reports to shareholders	23,889	10,132	12,976	37,802	63,926
Trustees fees and expenses	12,876	947	2,101	14,975	24,064
Miscellaneous	6,484	1,977	2,107	6,710	11,207
Repayment for prior reimbursements	—	—	—	7,240	—
Total expenses before offsets/reductions	2,046,910	221,111	449,637	1,796,651	2,214,780
Expense reimbursements	(276,286)	(94,463)	(159,030)	(81,422)	—
Expense reductions	(22,618)	(1,751)	—	—	—
Fee waivers	—	—	—	(17,543)	—
Net expenses	1,748,006	124,897	290,607	1,697,686	2,214,780
Net investment income	1,744,880	117,437	1,444,502	2,538,653	4,660,640
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,942,643	735,967	(1,386,126)	1,085,806	2,597,106
Net realized loss on futures contracts	—	—	—	(41,571)	(1,174,913)
Net change in unrealized appreciation (depreciation) of investments	5,002,573	2,288,175	3,516,250	(618,085)	(3,503,247)
Net change in unrealized appreciation of futures contracts	—	—	—	40,411	246,395
Net realized and unrealized gain (loss)	6,945,216	3,024,142	2,130,124	466,561	(1,834,659)
Net increase in net assets resulting from operations	$8,690,096	$3,141,579	$3,574,626	$3,005,214	$2,825,981

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $202,768.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Chicago Equity Partners Balanced Fund		AMG Chicago Equity Small Cap Value Fund*		AMG Managers High Yield Fund
	2016#	2015	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,744,880	$681,498	$117,437	$97,792	$1,444,502	$1,890,731
Net realized gain (loss) on investments	1,942,643	2,473,703	735,967	(999,755)	(1,386,126)	(45,820)
Net change in unrealized appreciation (depreciation) of investments	5,002,573	(1,434,299)	2,288,175	(193,333)	3,516,250	(3,262,411)
Net increase (decrease) in net assets resulting from operations	8,690,096	1,720,902	3,141,579	(1,095,296)	3,574,626	(1,417,500)
Distributions to Shareholders:
From net investment income:
Class N	(899,880)	(520,943)	(217)	—	(1,310,115)	(1,716,173)
Class I	(784,679)	(326,230)	(102,530)	(87,485)	(151,435)	(169,087)
Class Z	(62,513)	(45,707)	(19,183)	(14,054)	—	—
From net realized gain on investments:
Class N	(70,151)	(2,381,784)	—	—	—	—
Class I	(57,353)	(1,556,354)	—	—	—	—
Class Z	(4,375)	(43,342)	—	—	—	—
Total distributions to shareholders	(1,878,951)	(4,874,360)	(121,930)	(101,539)	(1,461,550)	(1,885,260)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	10,393,262	91,503,363	(2,861,768)	13,907,019	(8,405,321)	(5,092,769)
Total increase (decrease) in net assets	17,204,407	88,349,905	157,881	12,710,184	(6,292,245)	(8,395,529)
Net Assets:
Beginning of year	156,983,023	68,633,118	12,710,184	—	29,444,436	37,839,965
End of year	$174,187,430	$156,983,023	$12,868,065	$12,710,184	$23,152,191	$29,444,436
End of year undistributed (distributions in excess of) net investment income	$(570)	$(11,114)	—	—	$6,083	$24,681

*	Commencement of operations was on January 2, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.
#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the year ended December 31,

	AMG Managers Amundi Intermediate Government Fund		AMG Managers Amundi Short Duration Government Fund
	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$2,538,653	$1,878,230	$4,660,640	$941,736
Net realized gain (loss) on investments and futures contracts	1,044,235	1,637,304	1,422,193	(862,542)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(577,674)	(1,603,350)	(3,256,852)	(616,502)
Net increase (decrease) in net assets resulting from operations	3,005,214	1,912,184	2,825,981	(537,308)
Distributions to Shareholders:
From net investment income	(2,324,161)	(1,715,923)	(2,527,449)	(613,266)
From net realized gain on investments	(2,763,558)	(2,980,423)	—	—
Total distributions to shareholders	(5,087,719)	(4,696,346)	(2,527,449)	(613,266)
Capital Share Transactions—Class S:
Proceeds from sale of shares	66,129,198	80,828,756	103,879,750	247,057,885
Reinvestment of dividends and distributions	4,630,731	4,309,750	2,135,935	544,398
Cost of shares repurchased	(94,306,073)	(64,452,490)	(267,051,584)	(236,391,813)
Net increase (decrease) from capital share transactions	(23,546,144)	20,686,016	(161,035,899)	11,210,470
Total increase (decrease) in net assets	(25,628,649)	17,901,854	(160,737,367)	10,059,896
Net Assets:
Beginning of year	192,039,476	174,137,622	395,306,255	385,246,359
End of year	$166,410,827	$192,039,476	$234,568,888	$395,306,255
End of year undistributed net investment income	$380,109	$165,617	$2,457,695	$324,504
Share Transactions—Class S:
Sale of shares	6,031,612	7,332,604	10,777,736	25,577,569
Reinvested shares from dividends and distributions	431,895	396,581	221,824	56,336
Shares repurchased	(8,607,228)	(5,851,649)	(27,722,955)	(24,480,608)
Net increase (decrease) in shares	(2,143,721)	1,877,536	(16,723,395)	1,153,297

#	Effective October 1, 2016, the Funds’ share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$14.92	$15.09	$15.13	$14.19	$13.70
Income from Investment Operations:
Net investment income[1,2]	0.14 [18]	0.10 [3]	0.11	0.10 [4]	0.18
Net realized and unrealized gain on investments	0.54	0.23	1.37	2.33	1.16
Total income from investment operations	0.68	0.33	1.48	2.43	1.34
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.11)	(0.11)	(0.09)	(0.17)
Net realized gain on investments	(0.01)	(0.39)	(1.41)	(1.40)	(0.68)
Total distributions to shareholders	(0.15)	(0.50)	(1.52)	(1.49)	(0.85)
Net Asset Value, End of Year	$15.45	$14.92	$15.09	$15.13	$14.19
Total Return[1]	4.59%	2.19%	9.69%	17.14%	9.86%
Ratio of net expenses to average net assets (with offsets/reductions)	1.08%	1.08%	1.07%	1.10%[5]	1.17%[6,7]
Ratio of expenses to average net assets (with offsets)	1.09%	1.09%	1.09%	1.11%[5]	1.18%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.25%	1.36%	1.40%	1.55%[5]	1.52%[6]
Ratio of net investment income to average net assets[1]	0.94%	0.64%	0.70%	0.62%[5]	1.21%[6]
Portfolio turnover	119%	105%	92%	90%	110%
Net assets at end of Year (000’s omitted)	$92,502	$94,476	$41,751	$33,151	$26,047

	For the years ended December 31,				For the period ended December 31, 2012*
Class I	2016#	2015	2014	2013
Net Asset Value, Beginning of Period	$15.05	$15.23	$15.26	$14.30	$15.11
Income from Investment Operations:
Net investment income[1,2]	0.17 [18]	0.12 [3]	0.15	0.13 [4]	0.02
Net realized and unrealized gain (loss) on investments	0.54	0.23	1.37	2.36	(0.08)
Total income (loss) from investment operations	0.71	0.35	1.52	2.49	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.14)	(0.13)	(0.12)	(0.06)
Net realized gain on investments	(0.01)	(0.39)	(1.42)	(1.41)	(0.69)
Total distributions to shareholders	(0.17)	(0.53)	(1.55)	(1.53)	(0.75)
Net Asset Value, End of Period	$15.59	$15.05	$15.23	$15.26	$14.30
Total Return[1]	4.79%	2.29%	9.93%	17.45%[9]	(0.36)%[9,10]
Ratio of net expenses to average net assets (with offsets/reductions)	0.93%	0.93%	0.86%	0.92%[5]	0.82%[6,11]
Ratio of expenses to average net assets (with offsets)	0.94%	0.94%	0.88%	0.93%[5]	0.83%[6,11]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.10%	1.21%	1.20%	1.39%[5]	1.62%[6,11]
Ratio of net investment income to average net assets[1]	1.09%	0.80%	0.91%	0.83%[5]	1.90%[6,11]
Portfolio turnover	119%	105%	92%	90%	110%[10]
Net assets at end of period (000’s omitted)	$75,890	$60,798	$14,481	$1,581	$9

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class Z	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.05	$15.22	$15.26	$14.31	$13.82
Income from Investment Operations:
Net investment income[1,2]	0.18 [18]	0.14 [3]	0.15	0.14 [4]	0.21
Net realized and unrealized gain on investments	0.54	0.23	1.38	2.35	1.18
Total income from investment operations	0.72	0.37	1.53	2.49	1.39
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.15)	(0.15)	(0.13)	(0.21)
Net realized gain on investments	(0.01)	(0.39)	(1.42)	(1.41)	(0.69)
Total distributions to shareholders	(0.19)	(0.54)	(1.57)	(1.54)	(0.90)
Net Asset Value, End of Year	$15.58	$15.05	$15.22	$15.26	$14.31
Total Return[1]	4.82%	2.44%	9.97%	17.45%	10.09%
Ratio of net expenses to average net assets (with offsets/reductions)	0.83%	0.83%	0.82%	0.85%[5]	0.92%[6,7]
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.84%	0.86%[5]	0.93%[6]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.00%	1.09%	1.15%	1.30%[5]	1.27%[6]
Ratio of net investment income to average net assets[1]	1.20%	0.89%	0.95%	0.88%[5]	1.46%[6]
Portfolio turnover	119%	105%	92%	90%	110%
Net assets at end of year (000’s omitted)	$5,796	$1,709	$12,401	$11,122	$9,601

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Class N	2016#	For the period ended December 31, 2015**
Net Asset Value, Beginning of Period	$9.39	$10.00
Income from Investment Operations:
Net investment Income (loss)[1,2]	0.08	(0.08)[3]
Net realized and unrealized gain (loss) on investments	2.64	(0.53)
Total income (loss) from investment operations	2.72	(0.61)
Less Distributions to Shareholders from:
Net investment income	(0.09)	—
Net Asset Value, End of Period	$12.02	$9.39
Total Return[1]	29.00%	(6.10)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	1.33%	1.32%[11]
Ratio of expenses to average net assets (with offsets)	1.34%	1.35%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	2.26%	2.34%[11]
Ratio of net investment income (loss) to average net assets[1]	0.77%	(0.77)%[11]
Portfolio turnover	146%	138%[10]
Net assets at end of period (000’s omitted)	$30	$16

	For the year ended December 31,
Class I	2016#	For the period ended December 31, 2015**
Net Asset Value, Beginning of Period	$9.35	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.09	0.10 [3]
Net realized and unrealized gain (loss) on investments	2.65	(0.68)
Total income (loss) from investment operations	2.74	(0.58)
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.07)
Net Asset Value, End of Period	$11.99	$9.35
Total Return[1]	29.34%	(5.77)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	1.06%	1.03%[11]
Ratio of expenses to average net assets (with offsets)	1.07%	1.06%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.85%	1.85%[11]
Ratio of net investment income to average net assets[1]	0.96%	0.98%[11]
Portfolio turnover	146%	138%[10]
Net assets at end of period (000’s omitted)	$10,888	$11,085

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Class Z	2016#	For the period ended December 31, 2015**
Net Asset Value, Beginning of Period	$9.35	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.11	0.11 [3]
Net realized and unrealized gain (loss) on investments	2.65	(0.68)
Total income (loss) from investment operations	2.76	(0.57)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.08)
Net Asset Value, End of Period	$11.99	$9.35
Total Return[1]	29.49%	(5.69)%[10]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%	0.92%[11]
Ratio of expenses to average net assets (with offsets)	0.93%	0.95%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.71%	3.06%[11]
Ratio of net investment income to average net assets[1]	1.04%	1.07%[11]
Portfolio turnover	146%	138%[10]
Net assets at end of period (000’s omitted)	$1,950	$1,609

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$7.07	$7.84	$8.09	$8.07	$7.51
Income from Investment Operations:
Net investment income[1,2]	0.41	0.42	0.42	0.47	0.54
Net realized and unrealized gain (loss) on investments	0.64	(0.77)	(0.26)	0.02	0.56
Total income (loss) from investment operations	1.05	(0.35)	0.16	0.49	1.10
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.42)	(0.41)	(0.47)	(0.54)
Net Asset Value, End of Year	$7.70	$7.07	$7.84	$8.09	$8.07
Total Return[1]	15.25%	(4.77)%	1.99%	6.21%[9]	15.12%[9]
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.15%	1.15%	1.17%[12]	1.15%[13]
Ratio of expenses to average net assets (with offsets)	1.15%	1.15%	1.15%	1.17%[12]	1.15%[13]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.77%	1.68%	1.67%	1.70%[12]	1.73%[13]
Ratio of net investment income to average net assets[1]	5.57%	5.41%	5.12%	5.76%[12]	6.87%[13]
Portfolio turnover	31%	42%	40%	39%	48%
Net assets at end of year (000’s omitted)	$20,415	$27,020	$34,709	$31,751	$30,817

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$7.14	$7.92	$8.18	$8.16	$7.59
Income from Investment Operations:
Net investment income[1,2]	0.43	0.44	0.44	0.49	0.56
Net realized and unrealized gain (loss) on investments	0.65	(0.78)	(0.26)	0.02	0.58
Total income (loss) from investment operations	1.08	(0.34)	0.18	0.51	1.14
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.44)	(0.44)	(0.49)	(0.57)
Net Asset Value, End of Year	$7.78	$7.14	$7.92	$8.18	$8.16
Total Return[1]	15.60%	(4.56)%	2.16%	6.47%	15.46%
Ratio of net expenses to average net assets (with offsets/reductions)	0.90%	0.90%	0.90%	0.92%[12]	0.90%[13]
Ratio of expenses to average net assets (with offsets)	0.90%	0.90%	0.90%	0.92%[12]	0.90%[13]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	1.52%	1.43%	1.42%	1.45%[12]	1.48%[13]
Ratio of net investment income to average net assets[1]	5.80%	5.65%	5.37%	6.01%[12]	7.12%[13]
Portfolio turnover	31%	42%	40%	39%	48%
Net assets at end of year (000’s omitted)	$2,737	$2,424	$3,131	$2,765	$2,538

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.81	$10.96	$10.64	$10.98	$11.10
Income from Investment Operations:
Net investment income[1,2]	0.14	0.11	0.17	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.01	0.01	0.54	(0.32)	0.14
Total income (loss) from investment operations	0.15	0.12	0.71	(0.14)	0.34
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.10)	(0.17)	(0.18)	(0.20)
Net realized gain on investments	(0.18)	(0.17)	(0.22)	(0.02)	(0.26)
Total distributions to shareholders	(0.31)	(0.27)	(0.39)	(0.20)	(0.46)
Net Asset Value, End of Year	$10.65	$10.81	$10.96	$10.64	$10.98
Total Return[1]	1.42%	1.09%[9]	6.73%[9]	(1.25)%[9]	3.15%[9]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.88%	0.89%	0.91%[14]	0.89%[15]
Ratio of expenses to average net assets (with offsets)	0.88%	0.88%	0.89%	0.91%[14]	0.89%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	0.93%	0.92%	0.96%	0.94%[14]	0.92%[15]
Ratio of net investment income to average net assets[1]	1.32%	0.99%	1.54%	1.64%[14]	1.81%[15]
Portfolio turnover	17%	21%	11%	29%	21%
Net assets at end of year (000’s omitted)	$166,411	$192,039	$174,138	$136,915	$185,898

The accompanying notes are an integral part of these financial statements.

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.62	$9.65	$9.64	$9.65	$9.57
Income from Investment Operations:
Net investment income[1,2]	0.16	0.02	0.05	0.03	0.08
Net realized and unrealized gain (loss) on investments	(0.05)	(0.03)	0.01	(0.01)	0.08
Total income (loss) from investment operations	0.11	(0.01)	0.06	0.02	0.16
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.02)	(0.05)	(0.03)	(0.08)
Net Asset Value, End of Year	$9.63	$9.62	$9.65	$9.64	$9.65
Total Return[1]	1.10%	(0.15)%	0.60%	0.20%	1.64%
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.79%	0.80%	0.79%[16]	0.81%[17]
Ratio of expenses to average net assets (with offsets)	0.80%	0.79%	0.80%	0.79%[16]	0.81%[17]
Ratio of total expenses to average net assets (without offsets/reductions)[8]	0.80%	0.79%	0.80%	0.79%[16]	0.81%[17]
Ratio of net investment income to average net assets[1]	1.69%	0.25%	0.47%	0.27%[16]	0.80%[17]
Portfolio turnover	37%	51%	41%	48%	49%
Net assets at end of year (000’s omitted)	$234,569	$395,306	$385,246	$422,488	$466,415

Notes to Financial Highlights

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Chicago Equity Partners Balanced Fund and AMG Chicago Equity Partners Small Cap Value Fund were renamed Class N, Class I and Class Z, respectively; the Investor Class and Institutional Class of AMG Managers High Yield Fund were renamed Class N and Class I, respectively, and the shares of AMG Managers Amundi Intermediate Government Fund and AMG Amundi Short Duration Government Fund were reclassified and redesignated as Class S shares.
*	Commencement of operations was December 1, 2012.
**	Commencement of operations was January 2, 2015.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Class N, Class I and Class Z shares, respectively, and net investment income (loss) per share would have been $(0.09), $0.09, and $0.10 for AMG Chicago Equity Partners Small Cap Value Fund’s Class N, Class I and Class Z shares, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Class N, Class I, and Class Z shares, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Class N, Class I and Class Z, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.004% of average net assets for the Class N, Class I and Class Z, respectively.
[7]	Effective July 1, 2012, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.
[8]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[9]	The total return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[10]	Not annualized.
[11]	Annualized.
[12]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.021% of average net assets for the Class N and Class I, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.005% and 0.004% of average net assets for the Class N and Class I, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[15]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[16]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[17]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[18]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for AMG Chicago Equity Partners Balanced Fund’s Class N, Class I, and Class Z shares, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as a Massachusetts business trusts and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG Chicago Equity Partners Small Cap Value Fund (“Small Cap Value”) and AMG Funds II: AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers High Yield Fund (“High Yield”), AMG Managers Amundi Intermediate Government Fund (“Intermediate Government”) (formerly AMG Managers Intermediate Duration Government Fund) and AMG Managers Amundi Short Duration Government Fund (“Short Duration”) (formerly AMG Managers Short Duration Government Fund), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares. For the year ended December 31, 2016, High Yield had redemption fees amounting to $3,038. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

The Small Cap Value Fund had an inception date of December 31, 2014. The Fund’s commencement of operations was on January 2, 2015.

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed or redesignated. Both Balanced and Small Cap Value previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively; High Yield previously offered Investor Class shares and Institutional Class shares which were renamed to Class N and Class I, respectively; and Intermediate Government and Short Duration shares were reclassified and redesignated Class S. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trusts (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the

79

Notes to Financial Statements (continued)

investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively, the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2016, the amount by which the fund’s expenses were reduced and the impact on the expense ratios, if any, were as follows: Balanced—$22,618 or 0.01%, Small Cap Value—$1,751 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to differences between book and tax treatment of losses for excise tax purposes, wash sales, futures and tax straddles.

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Balanced		Small Cap Value		High Yield		Intermediate Government		Short Duration
Distributions paid from:	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Ordinary income	$1,747,072	$891,722	$121,930	$101,539	$1,461,550	$1,885,260	$5,087,719	$1,715,923	$2,527,449	$613,266
Short-term capital gains	—	428,523	—	—	—	—	—	2,802,915	—	—
Long-term capital gains	131,879	3,554,115	—	—	—	—	—	177,508	—	—

Total	$1,878,951	$4,874,360	$121,930	$101,539	$1,461,550	$1,885,260	$5,087,719	$4,696,346	$2,527,449	$613,266

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	Small Cap Value	High Yield	Intermediate Government	Short Duration
Capital loss carryforward	—	$262,416	$3,396,497	—	$4,760,539
Undistributed ordinary income	$16,665	—	6,083	$380,109	2,457,695
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	1,037,251	—	—	—	—
Late-year loss deferral	—	—	63,159	1,800,126	—

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2016, and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires December 31,
Small Cap Value
(Post-Enactment)	$262,416	—	Unlimited
High Yield
(Pre-Enactment)	$1,914,719	—	2017
(Post-Enactment)	—	$1,481,778	Unlimited
Short Duration
(Pre-Enactment)	$585,044	—	2017
(Post-Enactment)	—	$4,175,495	Unlimited

Balanced and Intermediate Government had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced and Intermediate Government incur net capital losses for the year ended December 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the year ended December 31, 2016, the following Funds utilized capital loss carryovers in the amount of:

Notes to Financial Statements (continued)

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Balanced	—	—
Small Cap Value	$155,698	—
High Yield	—	—
Intermediate Government	—	—
Short Duration	2,329	—

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for Balanced, Small Cap Value and High Yield were as follows:

	Balanced				Small Cap*
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	3,377,841	$49,948,934	4,917,700	$75,876,816	1,549	$18,593	1,181,275	$12,083,124
Reinvestment of distributions	53,953	817,953	169,057	2,540,619	17	207	—	—
Cost of shares repurchased	(3,777,688)	(56,409,174)	(1,519,741)	(23,301,123)	(783)	(7,962)	(1,179,544)	(12,193,236)

Net increase (decrease)	(345,894)	$(5,642,287)	3,567,016	$55,116,312	783	$10,838	1,731	$(110,112)

Class I:
Proceeds from sale of shares	2,263,148	$34,028,928	3,649,007	$56,053,664	181,690	$1,853,567	1,308,993	$13,485,730
Reinvestment of distributions	19,571	299,586	32,172	487,073	8,418	102,527	9,228	87,485
Cost of shares repurchased	(1,453,335)	(22,061,566)	(592,922)	(9,069,021)	(467,369)	(4,771,305)	(132,551)	(1,308,615)

Net increase (decrease)	829,384	$12,266,948	3,088,257	$47,471,716	(277,261)	$(2,815,211)	1,185,670	$12,264,600

Class Z:
Proceeds from sale of shares	323,484	$4,749,655	113,841	$1,780,500	43,104	$418,513	185,788	$1,891,574
Reinvestment of distributions	4,203	64,334	5,616	86,077	1,575	19,183	1,481	14,055
Cost of shares repurchased	(69,342)	(1,045,388)	(820,603)	(12,951,242)	(54,112)	(495,091)	(15,192)	(153,098)

Net increase (decrease)	258,345	$3,768,601	(701,146)	$(11,084,665)	(9,433)	$(57,395)	172,077	$1,752,531

	High Yield
	2016		2015
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	830,859	$6,112,155	458,232	$3,548,190
Reinvestment of distributions	149,970	1,099,393	201,329	1,540,515
Cost of shares repurchased	(2,153,177)	(15,707,254)	(1,264,058)	(9,754,397)

Net decrease	(1,172,348)	$(8,495,706)	(604,497)	$(4,665,692)

Class I:
Proceeds from sale of shares	53,750	$395,644	64,450	$499,391
Reinvestment of distributions	19,182	142,757	20,559	159,183
Cost of shares repurchased	(60,457)	(448,016)	(140,790)	(1,085,651)

Net increase (decrease)	12,475	$90,385	(55,781)	$(427,077)

*	Commencement of operations was on January 2, 2015, and included an initial subscription from the Investment Manager.

Notes to Financial Statements (continued)

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Balanced—two own 41%; High Yield—one owns 15%; Intermediate Government—two own 45%; Short Duration—two own 57%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Balanced, Small Cap Value and High Yield were $3,216,364, $557,580, and $77,190, respectively.

i. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

All Funds except Small Cap Value may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above.

Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

All Funds except Small Cap Value may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Funds’ Statement of Assets and Liabilities. For financial reporting purposes, the Funds do not offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. The investment portfolio of Balanced and Small Cap Value are managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.60%
Small Cap Value	0.62%
High Yield	0.55%
Intermediate Government	0.48%
Short Duration	0.40%

Notes to Financial Statements (continued)

Prior to October 1, 2016, the annual rate for the investment management fees was 0.70%, 0.62%, 0.70%, 0.70% and 0.70% of each Fund’s average daily net assets of Balanced, Small Cap Value, High Yield, Intermediate Government and Short Duration, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced, Small Cap Value and High Yield to 0.84%, 0.95% and 0.90%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.89% of Intermediate Government’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

At December 31, 2016, the Funds’ expiration of reimbursement are as follows:

Expiration Period	Balanced	Small Cap Value
Less than 1 year	$178,167	—
Within 2 years	256,154	$100,095
Within 3 years	276,286	94,463

Total Amount Subject to Reimbursement	$710,607	$194,558

Expiration Period	High Yield	Intermediate Government
Less than 1 year	$197,131	$89,573
Within 2 years	185,686	58,801
Within 3 years	159,030	81,422

Total Amount Subject to Reimbursement	$541,847	$229,796

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the year ended December 31, 2016, the investment management fee for Intermediate Government was reduced by $17,543.

The Trusts, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Balanced, Small Cap Value and High Yield paid an administration fee under a similar contract at an annual rate of 0.20%, 0.25%, 0.20%, respectively, of each Fund’s average daily net assets while Intermediate Government and Short Duration did not pay an administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, Balanced, Small Cap Value and High Yield may make payments to the Distributor for their expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N of Small Cap Value, Class I of Balanced and Small Cap Value, and Class S of Intermediate Government and Short Duration, the Board has approved reimbursement payments to the Investment Manager for shareholder

Notes to Financial Statements (continued)

servicing expenses (“shareholder servicing fees”) for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets.

Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services.

The impact on the annualized expense ratios for the year ended December 31, 2016, was as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Balanced-Class I	0.100%	0.100%
Small Cap Value-Class I	0.150%	0.115%
Small Cap Value-Class N	0.150%	0.150%
Intermediate Government- Class S*	0.150%	0.112%
Short Duration-Class S*	0.150%	0.034%

*	Effective October 1, 2016, the maximum annual rate was increased to 0.15% from 0.10%.

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, Intermediate Government lent varying amounts not exceeding $8,207,111 for four days earning interest of $348. The interest amount is included in the Statement of Operations as interest income. For the year ended December 31, 2016, Balanced, Small Cap Value, High Yield and Short Duration neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2016, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the year ended December 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Balanced	$155,622,291	$150,269,439
Small Cap Value	17,723,238	19,640,896
High Yield	7,584,627	15,926,457
Intermediate Government	11,920,063	21,453,760
Short Duration	18,080,204	38,414,444

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$60,338,339	$54,234,322
Intermediate Government	26,099,707	42,994,163
Short Duration	77,057,682	186,238,794

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Balanced	$3,119,717	$3,216,364
Small Cap Value	536,303	557,580
High Yield	73,484	77,190

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The

Notes to Financial Statements (continued)

maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the year ended December 31, 2016, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate Government	Short Duration
Financial futures contracts:
Average number of contracts purchased	5	32
Average number of contracts sold	65	654
Average notional value of contracts purchased	$781,862	$4,096,934
Average notional value of contracts sold	$7,057,717	$87,400,960

8. FUTURES CONTRACTS

A Fund may enter into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Variation margin payments are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For over-the-counter (“OTC”) futures, daily variation margin payments are not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE

OBLIGATIONS (“CMOs”)

The net asset values of a fund may be sensitive to interest rate fluctuations because a fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

10. DOLLAR ROLL AGREEMENTS

All Funds except Small Cap Value may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

11. STRIPPED SECURITIES

High Yield, Intermediate Government and Short Duration may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to

Notes to Financial Statements (continued)

changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Balanced
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	216,364	216,364	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Totals	$3,216,364	$3,216,364	—	—

Small Cap Value
HSBC Securities USA, Inc.	$557,580	$557,580	—	—

High Yield
Daiwa Capital Markets America	$77,190	$77,190	—	—

13. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective February 27, 2017, Intermediate Government and Short Duration will rename existing Class S shares to Class N shares, and will issue new Class I and Class Z shares. Additionally, the new Class I shares may reimburse the Investment Manager for the actual amount of Shareholder Servicing fees incurred up to a maximum annual rate of 0.05% of Class I’s average daily net assets. The Investment Manager will also contractually agree, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order limit total annual Fund operating expenses (exclusive of certain items) for Intermediate Government to 0.74% of the average daily net assets of such Fund. Also effective February 27, 2017, the Investment Manager will contractually agree, through May 1, 2018, to waive 0.05% and 0.11% of the investment management fee, which may not be recouped, for Intermediate Government and Short Duration, respectively. Please refer to the Funds’ prospectus for further details.

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates $131,879, $0, $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARDS OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND THE SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG MANAGERS HIGH YIELD FUND, AMG MANAGERS AMUNDI INTERMEDIATE GOVERNMENT FUND (FORMERLY AMG MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND) AND AMG MANAGERS AMUNDI SHORT DURATION GOVERNMENT FUND (FORMERLY AMG MANAGERS SHORT DURATION GOVERNMENT FUND):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Amundi Intermediate Government Fund (formerly AMG Managers Intermediate Duration Government Fund), and AMG Managers Amundi Short Duration Government Fund (formerly AMG Managers Short Duration Government Fund) (the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2017

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 67 Funds in Fund Complex	Bruce B. Bingham, 68 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999—AMG • Funds Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004—AMG Funds • Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 67 Funds in Fund Complex	Richard F. Powers III, 71 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 1999—AMG Funds • Trustee since 2000—AMG Funds II • Oversees 69 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 69 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007 – Present).

• Trustee since 2004—AMG Funds • Trustee since 2000—AMG Funds II • Oversees 67 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust with in the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust withinthe meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 69 Funds in Fund Complex

Christine C. Carsman, 64

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 49

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 52

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • AMG Funds Treasurer since 1999 • AMG Funds II Treasurer since 2000 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

• Assistant Secretary since 2016

Marc Peirce, 54

Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016);
Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com                |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,     LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap     Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global     Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets

    Small Cap

AMG TimesSquare International Small     Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund -     Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO

    Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell

    Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital

    Appreciation

AMG Managers Cadence Emerging

    Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real     Estate

CenterSquare Investment Management,

    Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.)     Inc.

AMG Managers Essex Small/Micro Cap

    Growth

Essex Investment Management Co.,     LLC

AMG Managers Fairpointe Focused

    Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital

    Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell

    Growth

AMG Managers Montag & Caldwell     Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group

    LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate

    Government

AMG Managers Amundi Short Duration

    Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus     Bond

DoubleLine Capital LP

AMG Managers Global Income     Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management

    Inc.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund—AMG Funds	Fiscal 2016	Fiscal 2015
AMG GW&K Municipal Enhanced Yield Fund	$28,533	$31,002
AMG GW&K Small Cap Core Fund	$21,983	$24,059
AMG GW&K Municipal Bond Fund	$33,209	$38,937
AMG GW&K Small Cap Growth Fund	$20,763	$19,167
AMG TimesSquare Emerging Markets Small Cap Fund	$16,000	$0
AMG Renaissance Large Cap Growth Fund	$19,980	$21,635
AMG Renaissance International Equity Fund	$21,722	$19,665
AMG Yacktman Focused Fund	$28,360	$86,146
AMG Yacktman Fund	$29,479	$113,572
AMG Yacktman Special Opportunities Fund	$25,182	$21,825
AMG Chicago Equity Partners Small Cap Value Fund	$16,906	$19,172

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund—AMG Funds	Fiscal 2016	Fiscal 2015
AMG GW&K Municipal Enhanced Yield Fund	$8,196	$8,035
AMG GW&K Small Cap Core Fund	$7,369	$7,225
AMG GW&K Municipal Bond Fund	$8,196	$8,035
AMG GW&K Small Cap Growth Fund	$7,453	$5,415
AMG TimesSquare Emerging Markets Small Cap Fund	$3,496	$0
AMG Renaissance Large Cap Growth Fund	$7,369	$7,225
AMG Renaissance International Equity Fund	$8,283	$7,320
AMG Yacktman Focused Fund	$8,196	$8,035
AMG Yacktman Fund	$8,196	$8,035
AMG Yacktman Special Opportunities Fund	$7,653	$7,370
AMG Chicago Equity Partners Small Cap Value Fund	$7,453	$5,415

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $114,260 and $138,110, respectively. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with $66,000 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 10, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	March 10, 2017